UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management One North Wacker Drive Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821-3000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2009

EXPLANATORY NOTE:  This Form N-CSR/A for The UBS Funds (the “Registrant”) is being filed solely to reflect changes to the annual report for the UBS Dynamic Alpha Fund.  The annual report for the other portfolios of the Registrant are contained in the Form N-CSR filed on September 8, 2009 (Accession Number 0001104659-09-053553) and are not amended or modified in any way by this Form N-CSR/A.  This Form N-CSR/A also updates Item 11 “Controls and Procedures” with respect to UBS Dynamic Alpha Fund as required.  Other than the aforementioned amendment, no other information or disclosures contained in the Registrant’s Form N-CSR filed on September 8, 2009 is being amended by this Form N-CSR/A.

Item 1.  Reports to Stockholders.

The UBS Funds

Annual Report

June 30, 2009

Table of contents

President's letter	1

Markets in review	2

Portfolio Managers' commentary and portfolios of investments

UBS Dynamic Alpha Fund	4

UBS Global Allocation Fund	34

UBS Global Frontier Fund	49

UBS Global Equity Fund	61

UBS International Equity Fund	70

UBS U.S. Equity Alpha Fund	82

UBS U.S. Large Cap Equity Fund	92

UBS U.S. Large Cap Growth Fund	101

UBS U.S. Large Cap Value Equity Fund	109

UBS U.S. Mid Cap Growth Equity Fund	117

UBS U.S. Small Cap Growth Fund	125

UBS Absolute Return Bond Fund	133

UBS Global Bond Fund	147

UBS High Yield Fund	159

UBS U.S. Bond Fund	172

Explanation of expense disclosure	185

Statements of assets and liabilities	190

Statements of operations	198

Statements of changes in net assets	202

Financial highlights	208

Notes to financial statements	238

Report of independent registered public accounting firm	283

General information	284

Board approval of investment advisory agreements	285

Trustee and Officer information	290

Federal tax information	299

This page intentionally left blank.

President's letter

August 17, 2009

Dear valued investor,

At UBS Global Asset Management, conviction in our process and philosophy is the driving force that has guided us for more than 25 years. From time to time, we are reminded, however, that conviction can also be a double-edged sword.

Against a turbulent market backdrop, the temptation for the average investor to make emotion-based decisions is strong, and is one of the key factors sabotaging long-term financial goals. By remaining firmly grounded in our process, we avoid the temptations that have historically derailed investors over the long term. However, it is during these times—including the 12 months covered by this report—when conviction in our views may cause some investors to wonder if we've lost our way.

While following our convictions isn't always the popular path to take, it is, in our opinion, one of the most important ways we add value in our clients' portfolios. In fact, in more recent months, we have started to see our views rewarded, which, in turn, has generated improved performance in a number of our Funds.

Of course, this doesn't guarantee the Funds' future performance. But we do believe these results make a strong statement supporting our investment discipline. That said, while it is gratifying to see our clients with fortitude, patience and long-term investment horizons begin to be rewarded for our convictions, it is also sobering to know that there are others, who, finding it difficult to stay the duration, may not benefit from our unwavering approach.

Going forward, we will continue to look at ways to deliver the best of our capabilities to our clients, whether it's by implementing an additional layer of insight in our process, or by continuing to build up our investment teams by acquiring the type of talent that we believe will enable us to lead the way in the years ahead. To that end, we welcomed John Dugenske to UBS Global Asset Management as Head of North American Fixed Income in January 2009. John's extensive fixed income experience in portfolio management, trading, research and risk management is a strong complement to the high-caliber expertise we have added to the Fixed Income team over the past year.

While we can't predict with any certainty how the markets will behave, we can maintain the disciplined approach that we believe is in the best interests of our valued clients: Investing according to our convictions in pursuit of long-term returns that will help clients meet their financial goals. It's what we demand from ourselves, and what we believe our clients have come to expect from us.

Thank you for your continued support.

Kai R. Sotorp
President
UBS Funds
Head—Americas
UBS Global Asset Management (Americas) Inc.

Markets in review

Global economic growth remains weak

The twelve-month reporting period was marked by some of the most challenging economic and market conditions in a generation. Looking back, the US economy, as measured by gross domestic product ("GDP"), declined 0.5% in the third quarter of 2008. However, the bursting of the housing bubble, a severe credit crunch, lower business and consumer spending and surging unemployment caused the US economy to decline significantly more during the next six months. GDP contracted 5.4% during the fourth quarter of 2008—the worst quarterly reading since 1982.

The economy has remained weak thus far in 2009, as first quarter GDP growth declined 6.4%. While the economy continued to contract during the second quarter, it was at a more modest pace. The advance estimate for GDP showed a decline of 1.0%, due, in part, to smaller declines in exports and business spending. Following the conclusion of the reporting period, signs of recovery were seen to be emerging. The Federal Reserve Board issued a statement on August 12, 2009 acknowledging that the economy had stabilized, and indicating that it would take steps toward more normal policy. In the statement, the Federal Reserve Board wrote that they expect the US economy to remain weak for a time, noting that "economic activity is leveling out," and adding that "conditions in financial markets have improved further in recent weeks".

Economic growth outside the US was also poor during the reporting period. According to forecasts by the Organization for Economic Cooperation and Development (OECD), world economic growth is expected to contract 2.2% in 2009. From a regional perspective, Eurozone GDP declined 4.8% during the first quarter, while Japan's economy shrank 14.2% over the same period. However, as 2009 progressed, there were hopes that the recession in the global economy was nearing a bottom. Accordingly, the OECD forecasts a rebound in world economic growth, projecting a 2.3% expansion in 2010.

Despite a strong finish, global equities perform poorly

In the equity markets, the reporting period was a study in contrasts. During the first eight months of the period, stock prices in the US and abroad fell sharply. This was due to a number of factors, including the rapidly weakening global economy, turmoil in the financial markets, frozen credit conditions, a lack of liquidity and plunging corporate profits. However, after reaching a 12-year low on March 9, 2009, stock prices in the US rallied sharply given expectations that the worst of the global recession may be over. From its March low through June 30, 2009, the S&P 500 Index(1) gained more than 35%. However, this was not enough to overcome the market's earlier weakness, and the S&P 500 Index declined 26.21% during the 12 months ended June 30, 2009.

The international equity markets delivered similar results. During the first eight months of the reporting period, both the equities of international developed markets (as measured by the MSCI EAFE Index (net)(2)) and emerging markets (as measured by the MSCI Emerging Markets Free (EMF) Index(3)) were extremely weak. An impressive rally that began in mid-March wasn't enough to make up for the severity of the earlier decline, however, and international developed equity markets fell 30.96%, while emerging markets equities declined 26.86% during the reporting period as a whole.

(1)  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(2)  The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Investors should note that indices do not reflect the deduction of fees and expenses.

(3)  The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI Emerging Markets Free (EMF) Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Markets in review

Bonds significantly outperform stocks

The extreme shift in market sentiment was also evident in the fixed income markets. During much of the first half of the reporting period, heightened risk caused US investors to flock to the safety of short-term Treasury securities, causing their yields to fall and their prices to rise. In contrast, the spread sectors (that is, non-Treasury sectors) performed poorly. However, as the reporting period progressed, risk aversion abated and investors shunned Treasuries in favor of what we viewed as attractively valued and higher yielding spread sectors. During the 12 months ended June 30, 2009, the overall US bond market, as measured by the Barclays Capital US Aggregate Index,(4) returned 6.05%.

Turning to the riskier fixed income asset classes, high yield bonds and emerging markets debt generated extremely strong performance during the second half of the reporting period. However, poor performance early in the period caused high yield bonds to deliver a negative return during the 12 months ended June 30, 2009 with the Merrill Lynch US High Yield Cash Pay Constrained Index(5) declining 3.15%. In contrast, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)(6) gained a modest 2.24% over the same period.

(4)  The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(5)  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(6)  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS Dynamic Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS Dynamic Alpha Fund (the "Fund") declined 14.31% (Class A shares declined 18.99% after the deduction of the maximum sales charge), while Class Y shares declined 13.99%. For purposes of comparison, the Merrill Lynch US Treasury 1-5 Year Index returned 5.48% over the same time period, the MSCI World Free Index (net) declined 29.50% and the US Consumer Price Index (CPI) declined 1.43%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's negative performance was due primarily to market allocation, while currency positioning and security selection were positive for the reporting period.

Portfolio performance summary

What worked

•  The Fund's currency strategy made a significant contribution to performance. During the second half of 2008, the Fund maintained an anti-carry trade position, emphasizing lower-risk currencies at the expense of high-volatility currencies. (A carry trade is a strategy in which an investor sells a currency with a relatively low interest rate, and uses the funds to purchase a different currency yielding a higher interest rate.) When the carry trade unwound, the Fund's positioning produced some of the largest contributions to Fund performance during the reporting period.

•  The Fund was allocated to lower-yielding, "safe-haven" currencies, such as the Japanese yen, Swiss franc and Swedish krona. Conversely, the Fund had a short position in high-yielding currencies like the euro, British pound, Australian dollar and Canadian dollar, which our research indicated were overvalued. This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a rapid and sharp unwinding of carry trade positions.

•  In addition, the Fund held a long position in the US dollar, which had weakened to the point that we viewed it as deeply undervalued. The Fund benefited when the US dollar rebounded in late 2008, and investors moved into currencies considered "safe havens."

•  Between September and November of 2008, the Fund's currency exposures made large gains. As valuation returned to what we viewed as normal levels, we progressively cut back the Fund's currency risks. By the end of December, the Fund's forward-looking currency risk was below normal levels, reflecting our view that the opportunity set had diminished.

•  Security selection was positive for the 12-month period. The Fund's allocation to global bonds benefited performance, as did exposure to both UK and European ex-UK equities following a surge in performance during the reporting period.

UBS Dynamic Alpha Fund

What didn't work

•  Market allocation hindered performance during the first six months of 2009. The Fund maintained a long exposure to global equities during the 12-month period, reflecting our belief that stocks were largely undervalued. While this positioning detracted from returns during the market declines of 2008, the Fund's long position in equities has been a strong driver of relative performance since the market low of March 2009.

•  Our research indicated that world equity market prices reflected what we viewed as an excessively pessimistic long-term outlook. We believed US equities, in particular, were trading below our estimate of fair value as 2008 ended. Our conviction led us to increase global equity exposure—particularly within the US—during the fourth quarter of 2008. As world markets rallied in the second quarter of 2009, the US led the way. While it was not enough to overcome the Fund's underperformance earlier in the quarter, the decision to take a long position—based on our time-tested valuation research—made a significant contribution to Fund returns.

•  A short position in global sovereign bonds generated negative results. Our valuation models registered significant overvaluation of most sovereign bond markets, and so the Fund maintained a short position in these securities. However, the second half of 2008 saw a massive flight to quality as investors moved into "safe-haven" assets and away from comparatively riskier asset classes. Government bonds benefited from this market turbulence, and the Fund's results were hampered by its short position in this asset class.

•  The Fund's position in high yield bonds underperformed during the period. During the second half of 2008, as we increased the Fund's exposure to equities, we also added to our position in noninvestment grade credit. Our research pointed to attractive valuations in the sector. We believed that the markets were pricing in a default rate far in excess of what our research deemed justified. High yield bonds posted a negative return during that time, however, as spreads widened substantially during the credit crisis.

•  The high yield market rallied strongly following its low of early March 2009, and spreads have narrowed considerably as a result. We believe the market has moved strongly ahead of economic reality, and we have more recently reduced the Fund's position in high yield debt.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	Inception(1)
Before deducting	Class A(2)	(14.31)%	(1.42)%
maximum sales charge	Class B(3)	(14.98)	(2.18)
	Class C(4)	(14.98)	(2.17)
	Class Y(5)	(13.99)	(1.11)
After deducting maximum	Class A(2)	(18.99)	(2.67)
sales charge	Class B(3)	(17.68)	(2.43)
	Class C(4)	(15.52)	(2.17)
Merrill Lynch US Treasury 1-5 Year Index(6)		5.48	4.75
MSCI World Free Index (net)(7)		(29.50)	(1.76)
US Consumer Price Index (CPI)(8)		(1.43)	2.83

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.27% and 1.27%; Class B—2.06% and 2.06%; Class C—2.04% and 2.04%; Class Y—0.98% and 0.98%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding interest expense, security loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's ordinary operating expenses (excluding interest expense, securities loan fee, dividend expense for securities sold short and expenses incurred through investment in other investment companies), through the fiscal year ending June 30, 2009, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(7)  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

(8)  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class Y shares versus the Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net), and the US Consumer Price Index (CPI) from January 27, 2005, which is the inception date of the two classes, through June 30, 2009. The performance of Class B and Class C shares will vary based upon the different class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Dynamic Alpha Fund Class A vs. Merrill Lynch US Treasury 1-5 Year Index,
MSCI World Free Index (net), and US Consumer Price Index (CPI)

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

Indices are started on January 31, 2005.

UBS Dynamic Alpha Fund Class Y vs. Merrill Lynch US Treasury 1-5 Year Index,
MSCI World Free Index (net), and US Consumer Price Index (CPI)

Wealth value with dividends reinvested

Indices are started on January 31, 2005.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Dynamic Alpha Fund

Top ten equity holdings (unaudited)*(1)

As of June 30, 2009

Percentage of net assets
Vodafone Group PLC	1.4%
Apple, Inc.	1.2
Total SA	1.0
Express Scripts, Inc.	1.0
Allergan, Inc.	0.9
Nestle SA	0.9
Google, Inc., Class A	0.8
GlaxoSmithKline PLC	0.8
QUALCOMM, Inc.	0.8
Southwestern Energy Co.	0.7
Total	9.5%

Top ten long-term fixed income

holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2, 5.778%, due 08/10/45	0.4%
Federal National Mortgage Association, 5.250%, due 08/01/12	0.3
Merrill Auto Trust Securitization, Series 2007-1, Class A4, 0.379%, due 12/15/13	0.3
Boise Cascade LLC, 7.125%, due 10/15/14	0.3
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.993%, due 08/10/45	0.3
Banc of America Large Loan, Inc., Series 2005-MIB1, Class A2, 0.529%, due 03/15/22	0.2
Tennessee Valley Authority, 5.880%, due 04/01/36	0.2
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41	0.2
Hellas Telecommunications Luxembourg III, 8.500%, due 10/15/13	0.2
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3, 4.128%, due 07/10/42	0.2
Total	2.6%

Country exposure, top five (unaudited)(1)

As of June 30, 2009

Percentage of net assets
United States	37.7%
United Kingdom	10.9
Switzerland	2.6
France	2.3
Netherlands	2.2
Total	55.7%

*  Only long positions are considered for top ten holdings.

(1)  Figures represent the direct investments of the UBS Dynamic Alpha Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Dynamic Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2009

Common stocks
Aerospace & defense	1.23%
Air freight & logistics	1.35
Airlines	0.31
Auto components	0.31
Automobiles	0.55
Beverages	1.39
Biotechnology	0.59
Building products	0.65
Capital markets	1.27
Chemicals	2.05
Commercial banks	2.99
Commercial services & supplies	1.09
Communications equipment	1.98
Computers & peripherals	2.19
Construction & engineering	0.39
Construction materials	0.24
Consumer finance	0.12
Distributors	0.18
Diversified consumer services	0.68
Diversified financial services	2.10
Diversified telecommunication services	0.30
Electric utilities	1.25
Electrical equipment	0.59
Electronic equipment, instruments & components	0.69
Energy equipment & services	1.60
Food & staples retailing	0.66
Food products	2.11
Health care equipment & supplies	2.44
Health care providers & services	2.59
Hotels, restaurants & leisure	2.78
Household durables	0.53
Household products	0.99
Independent power producers & energy traders	0.14
Industrial conglomerates	0.43
Insurance	1.78
Internet & catalog retail	0.68
Internet software & services	0.83
IT services	2.27
Life sciences tools & services	0.59
Machinery	1.95
Media	1.28
Metals & mining	1.26
Multiline retail	0.74
Multi-utilities	0.97
Office electronics	0.20
Oil, gas & consumable fuels	5.65
Paper & forest products	0.03
Personal products	0.33
Pharmaceuticals	3.39
Professional services	0.36
Real estate investment trusts (REITs)	0.25
Real estate management & development	0.43
Road & rail	1.27
Semiconductors & semiconductor equipment	0.91%
Software	3.81
Specialty retail	2.15
Textiles, apparel & luxury goods	0.36
Tobacco	0.19
Trading companies & distributors	0.91
Wireless telecommunication services	2.43
Total common stocks	73.78
Bonds Corporate bonds
Agriculture	0.09
Beverages	0.04
Chemicals	0.11
Commercial banks	0.09
Computers & peripherals	0.06
Diversified financial services	0.28
Electric utilities	0.15
Food & staples retailing	0.05
Health care providers & services	0.09
Independent power producers & energy traders	0.21
Insurance	0.09
Media	0.15
Metals & mining	0.10
Oil, gas & consumable fuels	0.31
Paper & forest products	0.31
Pharmaceuticals	0.10
Pipelines	0.10
Road & rail	0.05
Telecommunications	0.10
Total corporate bonds	2.48
Asset-backed securities	2.16
Collateralized debt obligations	0.32
Commercial mortgage-backed securities	1.98
Mortgage & agency debt securities	0.85
Municipal bond	0.09
Total bonds	7.88
Rights	0.03
Warrant	0.00
Investment companies
UBS Opportunistic Emerging Markets Debt Relationship Fund	2.94
UBS U.S. Equity Alpha Relationship Fund	11.61
Total investment companies	14.55
Short-term investment	0.47
Options purchased	0.34
Investment of cash collateral from securities loaned	1.25
Total investments before investments sold short	98.30
Investments sold short Common stocks
Aerospace & defense	(0.79)
Air freight & logistics	(0.65)
Airlines	(0.13)
Beverages	(0.19)

UBS Dynamic Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2009

Biotechnology	(0.21)%
Capital markets	(0.14)
Commercial banks	(0.26)
Communications equipment	(0.17)
Computers & peripherals	(0.29)
Diversified financial services	(0.12)
Diversified telecommunication services	(0.24)
Electric utilities	(0.33)
Electrical equipment	(0.24)
Electronic equipment, instruments & components	(0.11)
Energy equipment & services	(0.11)
Food & staples retailing	(0.49)
Food products	(0.74)
Health care equipment & supplies	(0.56)
Health care providers & services	(0.13)
Hotels, restaurants & leisure	(0.28)
Household durables	(0.10)
Household products	(0.34)
Independent power producers & energy traders	(0.10)
Insurance	(0.33)
Internet & catalog retail	(0.05)
Internet software & services	(0.03)
IT services	(0.25)
Leisure equipment & products	(0.07)%
Life sciences tools & services	(0.28)
Machinery	(0.82)
Media	(0.32)
Metals & mining	(0.03)
Multiline retail	(0.10)
Multi-utilities	(0.89)
Oil, gas & consumable fuels	(1.42)
Pharmaceuticals	(1.11)
Road & rail	(0.17)
Semiconductors & semiconductor equipment	(0.46)
Software	(0.88)
Specialty retail	(0.75)
Textiles, apparel & luxury goods	(0.07)
Thrifts & mortgage finance	(0.04)
Tobacco	(0.08)
Trading companies & distributors	(0.32)
Water utilities	(0.14)
Total investments sold short	(15.33)
Total investments, net of investments sold short	82.97
Cash and other assets, less liabilities	17.03
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—73.78%
Australia—0.38%
AMP Ltd.	195,573	$766,312
BHP Billiton Ltd.	37,853	1,037,453
Incitec Pivot Ltd.	280,000	532,812
Total Australia common stocks		2,336,577
Belgium—0.56%
Anheuser-Busch InBev NV	77,750	2,814,748
Colruyt SA	2,622	598,359
Total Belgium common stocks		3,413,107
Bermuda—0.48%
Accenture Ltd., Class A(1)	24,900	833,154
Covidien PLC(1)	36,100	1,351,584
Seadrill Ltd.	52,600	755,805
Total Bermuda common stocks		2,940,543
Brazil—0.24%
Itau Unibanco Banco Multiplo SA ADR	67,600	1,070,108
Vale SA ADR	22,900	403,727
Total Brazil common stocks		1,473,835
Canada—0.17%
Kinross Gold Corp.	18,900	344,478
Potash Corp. of Saskatchewan, Inc.	5,400	502,470
Teck Resources Ltd., Class B*	10,900	173,834
Total Canada common stocks		1,020,782
Cayman Islands—0.20%
Seagate Technology(1)	60,100	628,646
Subsea 7, Inc.*	61,000	625,337
Total Cayman Islands common stocks		1,253,983
China—0.93%
Belle International Holdings Ltd.	817,000	717,262
China Life Insurance Co., Ltd., H Shares	67,000	247,386
China Resources Land Ltd.	292,000	642,888
China South Locomotive and Rolling Stock Corp., H Shares	932,000	549,443
China Zhongwang Holdings Ltd.*	498,400	684,250
Hong Kong Exchanges and Clearing Ltd.	49,600	769,516
Industrial & Commercial Bank of China, H Shares	928,000	644,468
Shangri-La Asia Ltd.	246,000	367,871
Sun Hung Kai Properties Ltd.	60,000	746,825
Suntech Power Holdings Co. Ltd. ADR*(2)	20,500	366,130
Total China common stocks		5,736,039

Security description	Shares	Value
Denmark—0.18%
Novo Nordisk A/S, Class B	11,035	$599,775
Vestas Wind Systems A/S*	7,018	504,509
Total Denmark common stocks		1,104,284
Finland—0.59%
Nokia Oyj	187,416	2,735,088
Sampo Oyj, Class A	36,046	680,204
UPM-Kymmene Oyj	22,691	197,760
Total Finland common stocks		3,613,052
France—2.27%
Air France-KLM(2)	32,164	412,359
Alstom SA(2)	6,014	355,947
BNP Paribas	49,405	3,206,082
Cie Generale de Geophysique-Veritas*	30,394	548,696
Nexans SA	7,995	426,188
PPR	5,946	486,534
Remy Cointreau SA	9,642	349,555
Sanofi-Aventis SA	17,601	1,035,136
Societe Generale	14,866	811,081
Total SA	110,866	6,007,234
Veolia Environnement	10,055	297,054
Total France common stocks		13,935,866
Germany—1.85%
Allianz SE	10,876	1,005,723
BASF SE	10,072	401,736
Bayerische Motoren Werke AG	32,519	1,228,148
Daimler AG	16,892	611,186
Deutsche Boerse AG	5,954	462,768
Deutsche Post AG	189,131	2,471,992
E.ON AG	11,614	412,232
Fresenius Medical Care AG & Co. KGaA ADR	20,700	931,500
GEA Group AG	28,002	424,787
Henkel AG & Co KGaA, Preference shares	92,620	2,893,866
Solarworld AG(2)	9,784	231,049
United Internet AG*	25,754	302,518
Total Germany common stocks		11,377,505
Greece—0.24%
National Bank of Greece SA*	39,000	1,068,529
Public Power Corp. SA*	19,000	391,046
Total Greece common stocks		1,459,575
Guernsey—0.11%
Resolution Ltd.*	467,787	686,175
India—0.20%
ICICI Bank Ltd. ADR	42,300	1,247,850

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(continued)
Ireland—0.24%
CRH PLC	64,551	$1,479,907
Italy—0.14%
Intesa Sanpaolo SpA*	68,075	220,711
Saipem SpA	25,332	618,367
Total Italy common stocks		839,078
Japan—2.03%
Asahi Glass Co., Ltd..	89,000	710,245
Canon, Inc.(2)	37,300	1,214,002
Fanuc Ltd.	8,000	638,325
Fast Retailing Co., Ltd.	4,200	547,026
Hosiden Corp.	17,700	224,146
Ibiden Co. Ltd.	8,100	226,267
Komatsu Ltd.	38,300	587,800
Mitsubishi Corp.	37,800	694,204
Mitsubishi UFJ Financial Group, Inc.	93,300	573,533
Mitsui Fudosan Co., Ltd.	35,000	606,369
Mizuho Financial Group, Inc.(2)	77,400	180,016
Nintendo Co., Ltd.	2,900	798,092
Nippon Electric Glass Co., Ltd..	92,000	1,025,500
Nippon Steel Corp.	81,000	308,915
Nomura Holdings, Inc.	150,200	1,258,394
Shin-Etsu Chemical Co., Ltd.	11,000	508,037
Takeda Pharmaceutical Co., Ltd..	5,200	202,054
Tokyu Land Corp.	147,000	664,009
Toyota Motor Corp.	39,800	1,504,611
Total Japan common stocks		12,471,545
Luxembourg—0.11%
ArcelorMittal	20,698	679,758
Netherlands—2.05%
ASML Holding NV	18,642	404,350
ASML Holding NV, Class G	47,600	1,030,540
Heineken NV	43,051	1,599,520
Hunter Douglas NV	12,921	528,124
Koninklijke Philips Electronics NV	40,400	744,168
Ordina NV*	72,267	283,557
Qiagen NV*(2)	44,500	827,255
Royal Dutch Shell PLC, Class A	61,002	1,527,746
Royal Dutch Shell PLC, Class B	123,893	3,127,848
TNT NV	63,234	1,231,640
TomTom NV*(2)	70,431	856,496
Wolters Kluwer NV	26,026	455,404
Total Netherlands common stocks		12,616,648
Norway—0.06%
Telenor ASA*	46,800	361,288
Russia—0.26%
Gazprom OAO ADR	77,927	1,578,022
Singapore—0.08%
Golden Agri-Resources Ltd.(2)	1,985,000	519,298

Security description	Shares	Value
Spain—0.82%
Banco Santander SA	156,773	$1,891,934
Gamesa Corp. Tecnologica SA	13,172	250,066
Iberdrola SA(2)	61,954	503,853
Inditex SA(2)	11,419	548,768
Red Electrica Corp. SA	9,517	430,587
Tecnicas Reunidas SA	7,021	331,331
Telefonica SA	46,411	1,052,369
Total Spain common stocks		5,008,908
Sweden—0.63%
Assa Abloy AB, Class B	195,738	2,728,354
Nordea Bank AB	95,205	755,390
Telefonaktiebolaget LM Ericsson, Class B	37,772	369,458
Total Sweden common stocks		3,853,202
Switzerland—2.56%
Alcon, Inc.	29,700	3,448,764
Julius Baer Holding AG	16,444	641,151
Nestle SA	133,279	5,030,104
Novartis AG	38,887	1,579,920
Roche Holding AG	12,336	1,737,677
Swatch Group AG	19,400	636,102
Syngenta AG	2,007	466,054
Xstrata PLC	127,332	1,404,336
Zurich Financial Services AG	4,297	760,611
Total Switzerland common stocks		15,704,719
United Kingdom—10.61%
31 Group PLC	81,740	327,045
Aberdeen Asset Management PLC	70,594	144,034
Anglo American PLC	55,950	1,632,663
Associated British Foods PLC	46,664	586,106
AstraZeneca PLC	43,766	1,927,340
Autonomy Corp. PLC*	28,886	684,444
Aviva PLC	352,592	1,992,478
BAE Systems PLC	158,784	886,338
Balfour Beatty PLC	64,539	328,556
Barclays PLC	150,883	702,773
BG Group PLC	66,365	1,115,061
BP PLC	500,852	3,963,321
British Airways PLC*	249,521	513,880
British Land Co. PLC	46,336	292,231
British Sky Broadcasting Group PLC	90,443	678,480
Brixton PLC	49,040	32,881
Cadbury PLC	96,284	822,494
Carnival PLC	26,314	698,247
Cattles PLC(3)	404,007	45,729
Centrica PLC	193,706	711,813
Compass Group PLC	69,388	391,000
Daily Mail & General Trust (Non-voting), Class A	93,600	438,225
DSG International PLC	1,317,889	500,463

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(continued)
United Kingdom—(concluded)
Electrocomponents PLC	124,486	$288,937
Entertainment Rights PLC*	458,314	0
Friends Provident Group PLC	716,594	776,639
GlaxoSmithKline PLC	268,678	4,731,304
HMV Group PLC(2)	322,847	600,227
Home Retail Group PLC	110,427	473,606
HSBC Holdings PLC	242,323	2,011,674
IMI PLC	83,745	430,638
International Power PLC	86,766	340,653
ITV PLC	507,169	292,740
John Wood Group PLC	48,883	215,495
Kesa Electricals PLC	126,913	232,539
Kingfisher PLC	284,600	834,325
Ladbrokes PLC	448,540	1,366,246
Leaf Clean Energy Co.*	233,146	370,147
Lloyds Banking Group PLC	616,126	709,068
Logica PLC	590,185	768,693
Monitise PLC*	682,286	74,403
Northern Foods PLC	288,302	247,107
Pearson PLC	195,404	1,962,752
Premier Farnell PLC	191,789	398,637
Prudential PLC	404,035	2,749,201
Psion PLC	148,288	165,320
Reckitt Benckiser Group PLC	16,383	746,640
Reed Elsevier PLC	223,637	1,667,501
Regus PLC	256,535	274,782
Rio Tinto PLC	27,800	967,805
Royal Bank of Scotland Group PLC*	384,611	244,584
Sage Group PLC	1,126,114	3,307,230
Standard Chartered PLC	94,821	1,785,915
STV Group PLC*	63,794	65,579
Taylor Wimpey PLC*	473,619	261,508
Tomkins PLC	123,615	302,075
Unilever PLC	130,075	3,052,319
Vodafone Group PLC	4,324,595	8,359,328
William Hill PLC	336,449	1,095,517
Wolseley PLC*	171,656	3,281,641
Yule Catto & Co. PLC	145,813	256,776
Total United Kingdom common stocks		65,125,153
United States—45.79%
ACE Ltd.(1)	24,800	1,096,904
Activision Blizzard, Inc.*	57,300	723,699
Adobe Systems, Inc.*	64,600	1,828,180
Advance Auto Parts, Inc.(1)	19,800	821,502
Aetna, Inc.	36,700	919,335
Aflac, Inc.(1)	22,000	683,980
Air Products & Chemicals, Inc.	10,700	691,113
Allergan, Inc.(1)	116,800	5,557,344
Amazon.com, Inc.*	43,800	3,664,308
American Electric Power Co., Inc.(1)	63,500	1,834,515

Security description	Shares	Value
United States—(continued)
American Tower Corp., Class A*	118,100	$3,723,693
Amphenol Corp., Class A	66,700	2,110,388
Anadarko Petroleum Corp.(1)	13,500	612,765
Apple, Inc.*(1)	49,800	7,093,014
Arch Coal, Inc.(1)	11,300	173,681
Associated Banc-Corp.(1)	9,300	116,250
AT&T, Inc.(1)	17,800	442,152
Atmel Corp.*	305,100	1,138,023
Autodesk, Inc.*(1)	31,600	599,768
Avon Products, Inc.(1)	12,200	314,516
Baker Hughes, Inc.(1)	22,900	834,476
Bank of New York Mellon Corp.(1)	21,700	636,027
Baxter International, Inc.(1)	31,300	1,657,648
Becton Dickinson and Co.(1)	6,400	456,384
BioMarin Pharmaceutical, Inc.*	48,400	755,524
BlackRock, Inc.	9,900	1,736,658
BorgWarner, Inc.(1)	28,200	963,030
Broadcom Corp., Class A*(1)	29,300	726,347
Bucyrus International, Inc.	24,800	708,288
Burlington Northern Santa Fe Corp.(1)	53,000	3,897,620
C.H. Robinson Worldwide, Inc.	27,900	1,454,985
C.R. Bard, Inc.	27,700	2,062,265
Carnival Corp.(1)	40,300	1,038,531
Central European Distribution Corp.*(2)	60,800	1,615,456
Cephalon, Inc.*(1)	9,000	509,850
Cisco Systems, Inc.*	173,300	3,230,312
Citrix Systems, Inc.*(1)	33,700	1,074,693
City National Corp.(1)	9,600	353,568
CME Group, Inc.	12,800	3,982,208
Coach, Inc.(1)	59,200	1,591,296
Coca-Cola Co.(1)	5,700	273,543
Cognizant Technology Solutions Corp., Class A*	101,300	2,704,710
Colgate-Palmolive Co.	32,700	2,313,198
Comcast Corp., Class A(1)	56,500	818,685
Concur Technologies, Inc.*(2)	42,600	1,324,008
ConocoPhillips(1)	7,400	311,244
Constellation Brands, Inc., Class A*(1)	75,700	959,876
Continental Resources, Inc.*(2)	68,700	1,906,425
Covance, Inc.*	16,700	821,640
Danaher Corp.(1)	13,900	858,186
Darden Restaurants, Inc.	52,000	1,714,960
DaVita, Inc.*(1)	42,200	2,087,212
DeVry, Inc.	30,800	1,541,232
Digital Realty Trust, Inc.	33,500	1,200,975
Discover Financial Services(1)	68,300	701,441
Dr. Pepper Snapple Group, Inc.*(1)	12,800	271,232
Dun & Bradstreet Corp.	20,100	1,632,321
Dynegy, Inc., Class A*(1)	250,900	569,543
Ecolab, Inc.	86,400	3,368,736

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(continued)
United States—(continued)
EnergySolutions, Inc.	151,200	$1,391,040
ENSCO International, Inc.(1)	11,200	390,544
EOG Resources, Inc.(1)	18,900	1,283,688
Estee Lauder Cos., Inc., Class A(1)	51,600	1,685,772
Exelon Corp.(1)	59,600	3,052,116
Expeditors International Washington, Inc.	18,700	623,458
Express Scripts, Inc.*	85,300	5,864,376
Exxon Mobil Corp.	24,900	1,740,759
F5 Networks, Inc.*	13,800	477,342
FedEx Corp.(1)	44,800	2,491,776
Fiserv, Inc.*	27,700	1,265,890
Flowers Foods, Inc.	44,600	974,064
Fortune Brands, Inc.(1)	33,500	1,163,790
GameStop Corp., Class A*	56,500	1,243,565
General Dynamics Corp.(1)	61,100	3,384,329
General Electric Co.(1)	136,600	1,600,952
Genzyme Corp.*(1)	41,700	2,321,439
Google, Inc., Class A*	11,400	4,806,126
Halliburton Co.(1)	49,800	1,030,860
Henry Schein, Inc.*	34,800	1,668,660
Hess Corp.(1)	6,100	327,875
Hewlett-Packard Co.(1)	16,400	633,860
Home Depot, Inc.(1)	77,100	1,821,873
Idexx Laboratories, Inc.*(2)	17,100	790,020
Illinois Tool Works, Inc.(1)	79,300	2,961,062
Immucor, Inc.*	86,000	1,183,360
Intel Corp.(1)	34,500	570,975
IntercontinentalExchange, Inc.*	35,100	4,009,824
International Game Technology	202,000	3,211,800
Interpublic Group of Cos., Inc.*(1)	53,200	268,660
Intersil Corp., Class A(1)	31,500	395,955
Intuit, Inc.*(1)	56,200	1,582,592
JC Penney Co., Inc.(1)	15,200	436,392
Johnson & Johnson(1)	18,800	1,067,840
Johnson Controls, Inc.(1)	44,200	960,024
Joy Global, Inc.	20,700	739,404
JPMorgan Chase & Co.(1)	7,500	255,825
Kellogg Co.	35,500	1,653,235
Kimberly-Clark Corp.(1)	5,100	267,393
Kla-Tencor Corp.(1)	14,600	368,650
Kohl's Corp.*(1)	15,400	658,350
Kroger Co.(1)	21,300	469,665
L-3 Communications Holdings, Inc.(1)	7,900	548,102
Laboratory Corp. of America Holdings*	21,400	1,450,706
LKQ Corp.*	66,100	1,087,345
Lowe's Cos., Inc.(1)	30,400	590,064
Macy's, Inc.(1)	77,000	905,520
Marathon Oil Corp.(1)	14,600	439,898
Marvell Technology Group Ltd.*(1)	57,400	668,136

Security description	Shares	Value
United States—(continued)
Masco Corp.(1)	49,500	$474,210
MasterCard, Inc., Class A	21,600	3,613,896
McDonald's Corp.	34,100	1,960,409
MDU Resources Group, Inc.(1)	50,700	961,779
Medco Health Solutions, Inc.*(1)	66,100	3,014,821
Medtronic, Inc.(1)	14,300	498,927
Merck & Co., Inc.(1)	21,700	606,732
MetroPCS Communications, Inc.*	54,800	729,388
Micros Systems, Inc.*	34,800	881,136
Microsoft Corp.(1)	110,100	2,617,077
Millipore Corp.*(1)	8,800	617,848
Monsanto Co.(1)	33,600	2,497,824
Monster Worldwide, Inc.*	48,400	571,604
Morgan Stanley(1)	15,400	439,054
MSC Industrial Direct Co., Class A	47,500	1,685,300
MSCI, Inc., Class A*	80,700	1,972,308
Nasdaq OMX Group, Inc.*	34,700	739,457
National Oilwell Varco, Inc.*	17,900	584,614
National Semiconductor Corp.(1)	29,600	371,480
NCR Corp.*	118,800	1,405,404
NetApp, Inc.*	71,600	1,411,952
Newell Rubbermaid, Inc.(1)	25,800	268,578
Newfield Exploration Co.*	38,700	1,264,329
NiSource, Inc.(1)	88,100	1,027,246
Noble Corp.(1)	11,400	344,850
Nordstrom, Inc.(1)	19,200	381,888
Northrop Grumman Corp.(1)	28,500	1,301,880
Omnicom Group, Inc.(1)	30,700	969,506
Oracle Corp.	96,100	2,058,462
O'Reilly Automotive, Inc.*	40,200	1,530,816
PACCAR, Inc.(1)	52,900	1,719,779
Pall Corp.(1)	23,900	634,784
Parker Hannifin Corp.	21,800	936,528
Peabody Energy Corp.(1)	11,100	334,776
Pepco Holdings, Inc.(1)	82,500	1,108,800
PepsiCo, Inc.(1)	11,300	621,048
Pfizer, Inc.(1)	62,600	939,000
Philip Morris International, Inc.(1)	27,500	1,199,550
Praxair, Inc.	37,600	2,672,232
Principal Financial Group, Inc.(1)	10,600	199,704
Pulte Homes, Inc.(1)	19,800	174,834
QUALCOMM, Inc.	100,300	4,533,560
Quanta Services, Inc.*	89,200	2,063,196
Regal-Beloit Corp.	22,000	873,840
Republic Services, Inc.	85,790	2,094,134
Roper Industries, Inc.	14,000	634,340
Ryder System, Inc.(1)	26,500	739,880
Salesforce.com, Inc.*	48,900	1,866,513
SBA Communications Corp., Class A*	61,800	1,516,572
Schlumberger Ltd.	25,200	1,363,572
Sempra Energy(1)	58,700	2,913,281
Sherwin-Williams Co.	37,400	2,010,250
Smith International, Inc.	32,700	842,025

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(concluded)
United States—(concluded)
Solera Holdings, Inc.*	122,100	$3,101,340
Southwest Airlines Co.(1)	140,600	946,238
Southwestern Energy Co.*	113,000	4,390,050
Sprint Nextel Corp.*(1)	126,700	609,427
SPX Corp.	15,100	739,447
Starbucks Corp.*(1)	57,000	791,730
Starent Networks Corp.*(2)	31,700	773,797
Stericycle, Inc.*	28,200	1,453,146
Strayer Education, Inc.	12,000	2,617,320
Stryker Corp.	42,300	1,681,002
Sunoco, Inc.(1)	7,000	162,400
SUPERVALU, Inc.(1)	18,200	235,690
Sysco Corp.(1)	120,900	2,717,832
Target Corp.(1)	41,300	1,630,111
TD Ameritrade Holding Corp.*	151,400	2,655,556
Teradata Corp.*	90,800	2,127,444
Terra Industries, Inc.	27,300	661,206
Tetra Tech, Inc.*	37,700	1,080,105
Thermo Fisher Scientific, Inc.*	33,800	1,378,026
Time Warner Cable, Inc.	2	63
Ultra Petroleum Corp.*(1)	30,500	1,189,500
Union Pacific Corp.	60,500	3,149,630
United Technologies Corp.	27,600	1,434,096
Urban Outfitters, Inc.*	57,800	1,206,286
Valero Energy Corp.(1)	15,300	258,417
Viacom, Inc., Class B*(1)	12,400	281,480
Visa, Inc., Class A	69,900	4,351,974
VMware, Inc., Class A*(1)	33,200	905,364
Weatherford International Ltd.*	70,600	1,380,936
Wells Fargo & Co.(1)	32,600	790,876
Williams Cos., Inc.(1)	12,300	192,003
WMS Industries, Inc.*	128,000	4,033,280
Wyeth(1)	18,400	835,176
Wynn Resorts Ltd.*(2)	11,800	416,540
XTO Energy, Inc.	73,500	2,803,290
Zimmer Holdings, Inc.*	42,700	1,819,020
Total United States common stocks		281,189,185
Total common stocks (cost $451,447,241)		453,025,884
	Face amount
Bonds—7.88%
Corporate bonds—2.48%
Australia—0.05%
Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14	$270,000	300,036
Canada—0.03%
Suncor Energy, Inc., 6.100%, due 06/01/18	153,000	153,813

Security description	Face amount		Value
Germany—0.05%
Muenchener Rueckversicherungs AG, 6.750%, due 06/21/23(4)	EUR	210,000	$285,761
Luxembourg—0.18%
Hellas Telecommunications Luxembourg III, 8.500%, due 10/15/13	EUR	1,497,000	1,113,035
Sweden—0.05%
Vattenfall AB, 6.875%, due 04/15/39	GBP	180,000	329,752
United Kingdom—0.34%
Anglo American Capital PLC, 9.375%, due 04/08/14(5)		$270,000	293,288
Barclays Bank PLC, 6.750%, due 05/22/19		300,000	297,532
British Telecommunications PLC, 6.500%, due 07/07/15	EUR	210,000	299,842
National Grid Gas PLC, 6.000%, due 05/13/38	GBP	180,000	289,260
Scottish & Southern Energy PLC, 6.250%, due 08/27/38		180,000	299,346
Tesco PLC, 5.125%, due 04/10/47	EUR	300,000	331,023
WPP PLC, 4.375%, due 12/05/13		210,000	270,285
Total United Kingdom corporate bonds			2,080,576
United States—1.78%
Aetna, Inc., 6.625%, due 06/15/36		$270,000	245,443
Altria Group, Inc., 9.250%, due 08/06/19		270,000	303,186
Anadarko Petroleum Corp., 5.950%, due 09/15/16		300,000	295,987
Anheuser-Busch Cos., Inc., 5.000%, due 03/01/19		270,000	246,339
Axcan Intermediate Holdings, Inc., 12.750%, due 03/01/16		600,000	607,500
Bank of America Corp., 5.750%, due 12/01/17		300,000	267,128
Bear Stearns Cos. LLC, 6.400%, due 10/02/17		300,000	300,532
Boise Cascade LLC, 7.125%, due 10/15/14		3,190,000	1,682,726
Cellu Tissue Holdings, Inc., 11.500%, due 06/01/14(5)		300,000	294,750
Exelon Generation Co. LLC, 6.200%, due 10/01/17		300,000	298,610
International Business Machines Corp., 7.625%, due 10/15/18		300,000	358,583
Kinder Morgan Energy Partners LP, 6.000%, due 02/01/17		300,000	297,620

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Face amount		Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
MetLife, Inc., 6.500%, due 12/15/32		$270,000	$260,135
Momentive Performance Materials, Inc., 11.500%, due 12/01/16		2,480,000	694,400
Norfolk Southern Corp., 7.700%, due 05/15/17		270,000	295,932
Nustar Logistics, 7.650%, due 04/15/18		330,000	320,337
Pacific Bell Telephone Co., 6.625%, due 10/15/34		300,000	286,214
Plains All American Pipeline LP, 8.750%, due 05/01/19		275,000	312,055
Reynolds American, Inc., 7.250%, due 06/01/13		270,000	277,656
Tennessee Valley Authority, 5.880%, due 04/01/36		1,200,000	1,277,174
Time Warner Cable, Inc., 8.250%, due 04/01/19		270,000	306,347
Truvo Subsidiary Corp., 8.500%, due 12/01/14	EUR	1,050,000	390,343
Valero Energy Corp., 6.625%, due 06/15/37		$900,000	767,808
Wachovia Corp., 5.750%, due 06/15/17		300,000	295,968
WellPoint, Inc., 7.000%, due 02/15/19		300,000	310,130
Total United States corporate bonds			10,992,903
Total corporate bonds (cost $19,156,431)			15,255,876
Asset-backed securities—2.16%
United States—2.16%
ACE Securities Corp., Series 2006-NC1, Class A2B, 0.464%, due 12/25/35(4)		60,596	59,015
American Express Credit Account Master Trust, Series 2006-1, Class C, 0.599%, due 12/15/13(4)		325,000	295,527
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.514%, due 08/25/35(4)		121,808	103,048
Argent Securities, Inc., Series 2006-M3, Class A2A, 0.364%, due 10/25/36(4)		2,843	2,795
Asset Backed Funding Certificates , Series 2006-OPT3, Class A3A, 0.374%, due 11/25/36(4)		83,440	79,758
Bank of America Credit Card Trust, Series 2007-B1, Class B1, 0.399%, due 06/15/12(4)		300,000	295,314

Security description	Face amount	Value
United States—(continued)
Series 2007-B4, Class B4, 0.409%, due 09/15/12(4)	$163,000	$159,190
Chase Issuance Trust, Series 2009-A3, Class A3, 2.400%, due 06/17/13	650,000	645,350
Citibank Credit Card Issuance Trust, Series 2007-B1, Class B1, 1.267%, due 04/02/12(4)	123,000	120,708
Series 2008-C6, Class C6, 6.300%, due 06/20/14	200,000	188,994
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1, 0.364%, due 04/25/47(4)	141,744	132,429
Series 2005-7, Class 3AV3, 0.724%, due 11/25/35(4)	271,833	260,063
Series 2006-S9, Class A5, 5.871%, due 08/25/36(4)	1,335,575	481,364
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3, 0.364%, due 11/25/36(4)	184,671	173,915
Series 2006-FFA, Class A3, 0.434%, due 09/25/26(4)	4,330,015	441,103
Series 2006-FFB, Class A2, 0.444%, due 12/25/26(4)	1,794,362	302,654
GSAMP Trust, Series 2005-S1, Class B1, 6.708%, due 12/25/34(6)	186,756	0
Home Equity Asset Trust, Series 2006-3, Class 2A3, 0.494%, due 07/25/36(4)	566,843	412,248
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, 0.414%, due 03/25/37(4)	2,646,827	127,517
Series 2006-3, Class A1, 5.472%, due 09/25/36(4)	1,133,636	113,364
Series 2006-5, Class A1, 5.500%, due 01/25/37(6)	1,995,685	257,836
Series 2006-4, Class A1, 5.671%, due 11/25/36(6)	2,088,796	198,372
JP Morgan Mortgage Acquisition Corp., Series 2006-CH1, Class A2, 0.364%, due 07/25/36(4)	33,390	31,636
MBNA Credit Card Master Note Trust, Series 2005-A11, Class A11, 0.359%, due 05/15/13(4)	600,000	589,964
Series 2006-B1, Class B1, 0.539%, due 07/15/15(4)	275,000	241,430
Series 2002-C1, Class C1, 6.800%, due 07/15/14	550,000	534,496

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Face amount	Value
Bonds—(continued)
Asset-backed securities—(concluded)
United States—(continued)
MBNA Master Credit Card Trust, Series 2000-H, Class C, 1.519%, due 01/15/13(4)	$325,000	$309,039
Series 2001-B, Class C, 7.250%, due 08/15/13	300,000	299,223
Merrill Auto Trust Securitization, Series 2007-1, Class A4, 0.379%, due 12/15/13(4)	2,000,000	1,919,946
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-A, Class A1, 1.414%, due 10/25/27(4)	585,980	541,219
Merrill Lynch Mortgage Investors, Inc., Series 2006-AHL1, Class A2A, 0.364%, due 05/25/37(4)	76,464	74,975
Series 2006-FF1, Class A2A, 0.384%, due 08/25/36(4)	70,257	69,849
Series 2006-SL2, Class A, 0.464%, due 05/25/37(4)	4,550,617	561,148
Series 2004-SL2, Class B4, 7.439%, due 06/25/35(4),(7),(8)	357,112	112,633
Morgan Stanley ABS Capital I, Series 2006-HE6, Class A2A, 0.354%, due 09/25/36(4)	56,158	54,555
Morgan Stanley Mortgage Loan Trust, Series 2006-10SL, Class A1, 0.444%, due 08/25/36(4)	2,171,150	65,134
Series 2006-14SL, Class A1, 0.474%, due 11/25/36(4)	1,652,501	310,524
Nomura Asset Acceptance Corp., Series 2006-S4, Class A1, 0.484%, due 08/25/36(4)	1,782,022	258,217
Popular ABS Mortgage Pass-Through Trust, Series 2006-E, Class A1, 0.404%, due 01/25/37(4)	50,521	43,989
Renaissance Home Equity Loan Trust, Series 2006-4, Class AV1, 0.384%, due 01/25/37(4)	341,643	325,038
Series 2005-3, Class AF3, 4.814%, due 11/25/35(6)	78,996	75,512
Residential Asset Securities Corp., Series 2006-KS2, Class A3, 0.504%, due 03/25/35(4)	563,202	419,513
Series 2005-KS11, Class AI3, 0.514%, due 12/25/35(4)	92,204	74,493

Security description	Face amount	Value
United States—(concluded)
SACO I Trust, Series 2006-5, Class 1A, 0.464%, due 04/25/36(4)	$1,495,907	$177,185
Series 2006-5, Class 2A1, 0.464%, due 05/25/36(4)	2,760,248	404,083
Series 2006-3, Class A1, 0.494%, due 04/25/36(4)	2,668,644	397,792
Saxon Asset Securities Trust, Series 2005-3, Class A2C, 0.594%, due 11/25/35(4)	228,115	215,114
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A1, 0.394%, due 01/25/37(4)	34,659	33,788
Series 2006-OPT3, Class 2A2, 0.424%, due 06/25/36(4)	42,595	39,874
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A2, 0.354%, due 09/25/36(4)	119,905	115,204
Series 2005-7, Class A4, 0.504%, due 08/25/35(4)	148,860	145,343
Total asset-backed securities (cost $32,615,333)		13,291,480
Collateralized debt obligations—0.32%
Cayman Islands—0.07%
Avenue CLO Fund Ltd., Series 2006-4I, Class SUB, due 11/07/18(7),(9)	2,625,000	26,250
Series 2007-5I, Class SUB, due 04/25/19(7),(9)	2,200,000	22,000
Babson CLO Ltd., Series 2007-1A, Class INC, due 01/18/21(7),(8),(9)	1,500,000	150
Callidus Debt Partners Fund Ltd., Series 5A, Class INC, due 11/20/20(7),(8),(9)	2,000,000	10,000
Emerson Place CLO Ltd., Series 2006-1A, Class SUB, due 01/15/19(7),(8),(9)	2,750,000	55,000
FM Leveraged Capital Fund II, due 11/20/20(7),(8),(9)	5,300,000	53,000
GSC Partners CDO Fund Ltd., Series 2007-8A, Class SUB, due 04/17/21(7),(8),(9)	1,500,000	150
GSC Partners CDO Fund V Ltd., due 11/20/16(7),(8),(9)	650,000	6,500
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19(7),(8),(9)	1,200,000	120

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Face amount		Value
Bonds—(continued)
Collateralized debt obligations—(concluded)
Cayman Islands—(concluded)
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43(7),(8)		$8,000,000	$240,000
Logan CDO Ltd., Series III-A, Class E, 16.192%, due 07/05/57(4),(7),(8)		2,000,000	0
Total Cayman Islands collateralized debt obligations			413,170
Ireland—0.09%
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23(7),(8),(9)	EUR	2,000,000	84,171
Eurocredit CDO BV, Series VI-X, Class SUB, due 01/16/22(7),(9)		4,500,000	458,942
Total Ireland collateralized debt obligations			543,113
Luxembourg—0.01%
Ashwell Rated SA, due 12/22/77(3),(7),(8),(9)	GBP	1,400,000	23,033
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22(7),(8),(9)	EUR	2,400,000	33,668
Total Luxembourg collateralized debt obligations			56,701
Netherlands—0.06%
Ares Euro CLO BV, Series 2007-1A, Class G1, 1.000%, due 05/15/24(4),(5)	EUR	1,400,000	78,560
Cadogan Square CLO BV, Series 3A, Class M, 10.072%, due 01/17/23(4),(7),(8)		2,000,000	28,057
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23(7),(8)		3,250,000	91,185
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22(7),(8)		3,000,000	42,086
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22(7),(8),(9)		3,000,000	21,043
Queen Street CLO, Series 2006-1A, Class F, due 04/15/23(7),(8),(9)		1,900,000	106,616
Total Netherlands collateralized debt obligations			367,547
United States—0.09%
Cent CDO Ltd., Series 2006-12A, Class INC, due 11/18/20(7),(9)		$2,000,000	100,000

Security description	Face amount		Value
United States—(concluded)
GoldenTree Loan Opportunities III Ltd., Series 2007-3A, Class SUB, due 05/01/22(7),(8),(9)		$2,600,000	$208,000
OHA Park Avenue CLO Ltd., Series 2007-1A, Class SUB, due 03/14/22(7),(8),(9)		2,400,000	168,000
Regent's Park CDO BV, Series 1A, Class F, due 01/26/23(7),(8),(9)	EUR	2,000,000	84,171
Shasta CLO I Ltd., due 04/20/21(7),(8),(9)		$6,000,000	0
Total United States collateralized debt obligations			560,171
Total collateralized debt obligations (cost $77,078,613)			1,940,702
Commercial mortgage-backed securities—1.98%
United States—1.98%
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3, 4.128%, due 07/10/42		1,046,090	1,043,645
Series 2006-6, Class A2, 5.309%, due 10/10/45		325,000	299,400
Series 2006-6, Class A4, 5.356%, due 10/10/45		800,000	630,134
Series 2007-4, Class AM, 6.002%, due 02/10/51(4)		650,000	324,416
Banc of America Large Loan, Inc., Series 2005-MIB1, Class A2, 0.529%, due 03/15/22(4),(5)		2,000,000	1,491,134
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41		1,135,902	1,125,265
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.888%, due 12/10/49(4)		650,000	349,765
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A2, 5.560%, due 10/15/48		400,000	373,923
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.381%, due 03/10/39		700,000	657,243
Series 2007-GG9, Class AM, 5.475%, due 03/10/39		1,200,000	634,411
Series 2006-RR1, Class A1, 5.961%, due 03/18/49(4),(5)		750,000	90,000

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
GS Mortgage Securities Corp. II, Series 2006-CC1, Class A, 5.507%, due 03/21/46(4),(7),(8)	$364,721	$54,708
Series 2006-GG6, Class AM, 5.622%, due 04/10/38(4)	600,000	347,599
Series 2007-GKK1, Class A1, 5.701%, due 12/20/49(4),(7),(8)	475,000	95,000
Series 2007-GG10, Class A2, 5.778%, due 08/10/45(4)	2,850,000	2,643,918
Series 2007-GG10, Class A4, 5.993%, due 08/10/45(4)	2,150,000	1,624,691
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.466%, due 01/15/45(4)	600,000	342,693
Total commercial mortgage-backed securities (cost $12,134,859)		12,127,945
Mortgage & agency debt securities—0.85%
United States—0.85%
Adjustable Rate Mortgage Trust, Series 2005-4, Class CB4, 5.048%, due 08/25/35(4),(5)	980,130	4,901
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.504%, due 11/25/35(4)	3,065,277	594,051
Banc of America Alternative Loan Trust, Series 2006-9, Class B2, 6.250%, due 01/25/37	859,665	21,664
Bear Stearns Alt-A Trust, Series 2006-4, Class 3B2, 6.176%, due 07/25/36(4)	5,906,376	76,502
Citicorp Mortgage Securities, Inc., Series 2006-3, Class B1, 5.945%, due 06/25/36(4)	335,558	23,489
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AV2, 0.554%, due 08/25/35(4)	139,401	123,249
Series 2006-AR6, Class 1B1, 6.057%, due 08/25/36(4)	3,980,400	109,461
Countrywide Alternative Loan Trust, Series 2006-45T1, Class M1, 6.000%, due 02/25/37	638,040	29,280
Series 2006-26CB, Class M1, 6.500%, due 09/25/36	1,218,718	50,862
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class CB1, 5.730%, due 05/25/36(4)	689,517	10,343
Series 2006-7, Class B1, 6.214%, due 08/25/36(4)	738,740	11,081

Security description	Face amount	Value
United States—(concluded)
Federal Home Loan Bank, 5.625%, due 06/13/16	$300,000	$288,838
Federal National Mortgage Association,† 4.625%, due 05/01/13	600,000	609,114
5.250%, due 08/01/12	2,000,000	2,078,199
GSR Mortgage Loan Trust, Series 2006-5F, Class B1, 6.166%, due 06/25/36(4)	965,388	57,923
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.553%, due 06/19/35(4)	281,264	131,705
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class B1, 5.756%, due 03/25/37(4)	447,840	11,196
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class B1, 5.949%, due 09/25/36(4)	2,583,666	141,357
Residential Accredit Loans, Inc., Series 2006-QS5, Class M1, 6.000%, due 05/25/36	1,654,651	40,476
Residential Funding Mortgage Securities I, Series 2006-SA4, Class M1, 6.134%, due 11/25/36(4)	1,888,866	4,722
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 4.749%, due 04/25/35(4)	1,686,372	75,887
Series 2007-1, Class B1II, 6.285%, due 02/25/37(4)	2,010,420	114,855
Series 2006-7, Class B1II, 6.405%, due 08/25/36(4)	2,491,764	229,567
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class LB1, 5.585%, due 12/25/36(4)	474,255	24,612
Series 2006-AR16, Class 3B1, 5.680%, due 12/25/36(4)	1,297,640	50,725
Series 2007-HY1, Class 3B1, 5.876%, due 02/25/37(4)	1,757,005	80,652
Wells Fargo Mortgage Backed Securities Trust, Series 2006-18, Class B1, 6.000%, due 12/26/36	1,272,408	184,412
Series 2007-3, Class CRB1, 6.000%, due 04/25/37	540,605	22,381
Series 2006-AR12, Class 2B1, 6.099%, due 09/25/36(4)	373,052	13,989
Total mortgage & agency debt securities (cost $10,192,994)		5,215,493

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Face amount	Value
Bonds—(concluded)
Municipal bond—0.09%
California—0.09%
State of California General Obligation Bonds, 7.550%, due 04/01/39 (cost $539,400)	$600,000	$548,352
Total bonds (cost $151,717,630)		48,379,848
	Number of rights
Rights—0.03%
Singapore—0.01%
Golden Agri-Resources Ltd., expires 07/16/09*(3)	337,450	46,344
United Kingdom—0.02%
Rio Tinto PLC, expires 07/01/09*	14,595	167,602
Total rights (cost $111,131)		213,946
	Number of warrants
Warrant—0.00%
Singapore—0.00%
Golden Agri-Resources Ltd., strike @ SGD 0.01, expires 12/31/49*(3),(7) (cost $0)	134,980	0
	Units
Investment companies—14.55%
UBS Opportunistic Emerging Markets Debt Relationship Fund*(10)	1,441,688	18,034,797
UBS U.S. Equity Alpha Relationship Fund*(10)	8,730,130	71,305,087
Total investment companies (cost $89,352,655)		89,339,884
Short-term investment—0.47%
Investment company—0.47%
UBS Cash Management Prime Relationship Fund, 0.384%(10),(11) (cost $2,893,375)	2,893,375	2,893,375

Security description	Number of Contracts	Value
Options purchased—0.34%
Call options—0.28%
1 Year Euro-Dollar Mid Curve, strike @ USD 98.13, expires July 2009*	350	$107,188
1 Year Euro-Dollar Mid Curve, strike @ USD 98.50, expires July 2009*	350	10,938
10 Year US Treasury Futures, strike @ USD 115.00, expires July 2009*	150	300,000
30 Day Fed Fund Futures, strike @ USD 99.63, expires November 2009*	258	139,761
30 Day Fed Fund Futures, strike @ USD 99.88, expires November 2009*	258	2,688
30 Year US Treasury Futures, strike @ USD 119.00, expires July 2009*	150	241,406
30 Year US Treasury Futures, strike @ USD 125.00, expires August 2009*	150	89,063
30 Year US Treasury Futures, strike @ USD 115.00, expires August 2009*	150	726,562
5 Year US Treasury Futures, strike @ USD 116.50, expires August 2009*	120	47,813
90 Day Euro-Dollar Interest Rate Futures, strike @ USD 99.38, expires September 2009*	150	23,437
Put options—0.06%
30 Year US Treasury Futures, strike @ USD 115.00, expires August 2009*	150	222,656
30 Year US Treasury Futures, strike @ USD 105.00, expires August 2009*	150	18,750
90 Day Euro-Dollar Interest Rate Futures, strike @ USD 96.00, expires March 2011*	161	129,806
Total options purchased (cost $2,658,104)		2,060,068

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Investment of cash collateral from securities loaned—1.25%
UBS Private Money Market Fund LLC, 0.488%(10),(11) (cost $7,699,401)	7,699,401	$7,699,401
Total investments before investments sold short—98.30% (cost $705,879,537)		603,612,406
Investments sold short—(15.33)%
Common stocks—(15.33)%
United States—(15.33)%
Abbott Laboratories	(11,100)	(522,144)
Adobe Systems, Inc.	(28,900)	(817,870)
Advanced Micro Devices, Inc.	(145,200)	(561,924)
Akamai Technologies, Inc.	(9,800)	(187,964)
Alliant Energy Corp.	(72,100)	(1,883,973)
Altera Corp.	(45,900)	(747,252)
Altria Group, Inc.	(30,700)	(503,173)
American Water Works Co., Inc.	(36,200)	(691,782)
Aqua America, Inc.	(11,100)	(198,690)
Archer-Daniels-Midland Co. NPV	(16,500)	(441,705)
AutoZone, Inc.	(5,100)	(770,661)
Bank of America Corp.	(36,200)	(477,840)
Best Buy Co., Inc.	(30,200)	(1,011,398)
Biogen Idec, Inc.	(6,900)	(311,535)
BMC Software, Inc.	(69,100)	(2,334,889)
Boston Scientific Corp.	(95,300)	(966,342)
Bristol-Myers Squibb Co.	(51,500)	(1,045,965)
Brown-Forman Corp., Class B	(27,500)	(1,181,950)
Bucyrus International, Inc.	(6,700)	(191,352)
C.H. Robinson Worldwide, Inc.	(40,800)	(2,127,720)
Calpine Corp.	(18,500)	(206,275)
Campbell Soup Co.	(23,100)	(679,602)
Caterpillar, Inc.	(18,300)	(604,632)
Celgene Corp.	(11,900)	(569,296)
Centerpoint Energy, Inc.	(22,600)	(250,408)
CenturyTel, Inc.	(12,600)	(386,820)
Charles River Laboratories International, Inc.	(21,600)	(729,000)
Charles Schwab Corp.	(28,800)	(505,152)
Chesapeake Energy Corp.	(16,800)	(333,144)
Chevron Corp.	(18,400)	(1,219,000)
Chubb Corp.	(7,100)	(283,148)
Cisco Systems, Inc.	(34,000)	(633,760)
Clorox Co.	(22,200)	(1,239,426)
CME Group, Inc.	(700)	(217,777)
Cognizant Technology Solutions Corp., Class A	(9,300)	(248,310)
Colgate-Palmolive Co.	(12,500)	(884,250)
Computer Sciences Corp.	(5,300)	(234,790)

Security description	Shares	Value
United States—(continued)
Compuware Corp.	(31,400)	$(215,404)
CONSOL Energy, Inc.	(11,700)	(397,332)
Consolidated Edison, Inc.	(38,100)	(1,425,702)
Continental Airlines, Inc., Class B	(39,100)	(346,426)
Corning, Inc.	(42,300)	(679,338)
Covance, Inc.	(13,700)	(674,040)
Cummins, Inc.	(41,800)	(1,471,778)
Deere & Co.	(21,300)	(850,935)
Delta Air Lines, Inc.	(76,800)	(444,672)
Devon Energy Corp.	(23,000)	(1,253,500)
DISH Network Corp., Class A	(37,686)	(610,890)
Dollar Tree, Inc.	(8,200)	(345,220)
DreamWorks Animation SKG, Inc., Class A	(23,100)	(637,329)
Eli Lilly & Co.	(50,100)	(1,735,464)
EMC Corp.	(37,300)	(488,630)
Emerson Electric Co.	(24,900)	(806,760)
EQT Corp.	(48,500)	(1,693,135)
Expeditors International Washington, Inc.	(54,400)	(1,813,696)
Express Scripts, Inc.	(9,200)	(632,500)
Exxon Mobil Corp.	(27,100)	(1,894,561)
Family Dollar Stores, Inc.	(8,600)	(243,380)
Flowers Foods, Inc.	(32,500)	(709,800)
Forest Laboratories, Inc.	(68,600)	(1,722,546)
Freeport-McMoRan Copper & Gold, Inc.	(3,800)	(190,418)
GameStop Corp., Class A	(22,300)	(490,823)
Gap, Inc.	(63,500)	(1,041,400)
General Mills, Inc.	(5,400)	(302,508)
Goldman Sachs Group, Inc.	(2,300)	(339,112)
Goodrich Corp.	(25,400)	(1,269,238)
Hasbro, Inc.	(18,000)	(436,320)
Hershey Co.	(30,900)	(1,112,400)
Honeywell International, Inc.	(16,500)	(518,100)
Hormell Foods Corp.	(11,500)	(397,210)
Hospira, Inc.	(9,800)	(377,496)
Hudson City Bancorp, Inc.	(19,700)	(261,813)
Ingersoll-Rand Co., Ltd., Class A	(13,300)	(277,970)
International Business Machines Corp.	(5,100)	(532,542)
Intuitive Surgical, Inc.	(2,800)	(458,248)
ITT Industries, Inc.	(26,400)	(1,174,800)
Joy Global, Inc.	(14,000)	(500,080)
Kellogg Co.	(19,500)	(908,115)
Lamar Advertising Co., Class A	(47,300)	(722,271)
Linear Technology Corp.	(12,800)	(298,880)
Lockheed Martin Corp.	(13,000)	(1,048,450)
McAfee, Inc.	(9,900)	(417,681)
McDonald's Corp.	(18,300)	(1,052,067)
MEMC Electronic Materials, Inc.	(17,900)	(318,799)
Microchip Technology, Inc.	(14,100)	(317,955)
Mylan, Inc.	(26,600)	(347,130)

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(continued)
Navistar International Corp.	(7,100)	$(309,560)
NetFlix, Inc.	(6,700)	(276,978)
NIKE, Inc., Class B	(8,600)	(445,308)
Novell, Inc.	(130,300)	(590,259)
NSTAR	(41,300)	(1,326,143)
Occidental Petroleum Corp.	(9,000)	(592,290)
O'Reilly Automotive, Inc.	(7,300)	(277,984)
Parker Hannifin Corp.	(18,300)	(786,168)
Paychex, Inc.	(9,100)	(229,320)
Pioneer Natural Resources Co.	(8,300)	(211,650)
PNC Financial Services Group, Inc.	(17,000)	(659,770)
Prudential Financial, Inc.	(20,800)	(774,176)
Public Service Enterprise Group, Inc.	(17,400)	(567,762)
QLogic Corp.	(39,700)	(503,396)
Quest Diagnostics Inc.	(3,500)	(197,505)
Quicksilver Resources, Inc.	(65,200)	(605,708)
Qwest Communications International, Inc.	(82,500)	(342,375)
Raytheon Co.	(18,800)	(835,284)
Red Hat, Inc.	(13,000)	(261,690)
Regions Financial Corp.	(48,500)	(195,940)
Rockwell Automation, Inc.	(21,600)	(693,792)
RRI Energy, Inc.	(91,400)	(457,914)
Safeway, Inc.	(11,600)	(236,292)
Schlumberger Ltd.	(12,400)	(670,964)
Sherwin-Williams Co.	(4,800)	(258,000)
Southern Co.	(44,100)	(1,374,156)
Spectra Energy Corp.	(32,100)	(543,132)
St. Jude Medical, Inc.	(18,900)	(776,790)
Stanley Works	(18,000)	(609,120)
Stryker Corp.	(21,000)	(834,540)
Synopsys, Inc.	(12,700)	(247,777)
Tellabs, Inc.	(69,800)	(399,954)
Texas Instruments, Inc.	(29,300)	(624,090)
Thermo Fisher Scientific, Inc.	(7,100)	(289,467)
Tiffany & Co.	(20,300)	(514,808)
Time Warner Cable, Inc.	(2)	(61)
TJX Cos., Inc.	(8,200)	(257,972)
Travelers Cos., Inc.	(22,200)	(911,088)
Union Pacific Corp.	(19,600)	(1,020,376)
US Bancorp	(41,500)	(743,680)
Verizon Communications, Inc.	(25,000)	(768,250)
Vertex Pharmaceuticals, Inc.	(11,200)	(399,168)
Visa, Inc., Class A	(12,400)	(772,024)
Walgreen Co.	(51,400)	(1,511,160)
Wal-Mart Stores, Inc.	(25,800)	(1,249,752)
Watson Pharmaceuticals, Inc.	(43,900)	(1,478,991)
Western Union Co.	(45,700)	(749,480)
WW Grainger, Inc.	(24,000)	(1,965,120)

Security description	Shares	Value
United States—(concluded)
Xcel Energy, Inc.	(37,700)	$(694,057)
Yum! Brands, Inc.	(20,000)	(666,800)
Total investments sold short (proceeds $93,570,462)		(94,113,824)
Total investments, net of investments sold short—82.97%		509,498,582
Cash and other assets, less liabilities—17.03%		104,554,902
Net assets—100.00%		$614,053,484

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $737,384,819; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$32,566,801
Gross unrealized depreciation	(166,339,214)
Net unrealized depreciation of investments	$(133,772,413)

*  Non-income producing security.

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

(1)  All or a portion of these securities have been delivered to cover open short positions.

(2)  Security, or portion thereof, was on loan at June 30, 2009.

(3)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2009, the value of these securities amounted to $115,106 or 0.02% of net assets.

(4)  Floating rate security—The interest rates shown are the current rates as of June 30, 2009.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $2,252,633 or 0.37% of net assets.

(6)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.

(7)  Security is illiquid. At June 30, 2009, these securities amounted to $2,124,483 or 0.35% of net assets.

(8)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.25% of net assets as of June 30, 2009, are considered illiquid and restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/09 Market value	06/30/09 Market value as a percentage of net assets
Ashwell Rated SA, due 12/22/77	01/29/07	$1,290,100	0.21%	$23,033	0.00	%(a)
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23	10/19/06	2,525,500	0.41	84,171	0.01
Babson CLO Ltd., Series 2007-1A, Class INC, due 01/18/21	02/02/07	1,437,269	0.23	150	0.00	(a)
Cadogan Square CLO BV, Series 3A, Class M, 10.072%, due 01/17/23	12/01/06	2,554,585	0.42	28,057	0.00	(a)
Callidus Debt Partners Fund Ltd., Series 5A, Class INC, due 11/20/20	11/01/06	1,918,036	0.31	10,000	0.00	(a)
Emerson Place CLO Ltd., Series 2006-1A, Class SUB, due 01/15/19	11/03/06	2,508,693	0.41	55,000	0.01
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	5,300,000	0.86	53,000	0.01
GoldenTree Loan Opportunities III Ltd., Series 2007-3A, Class SUB, due 05/1/22	02/27/07	2,600,000	0.42	208,000	0.03
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/06	4,209,456	0.69	91,185	0.02

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Restricted securities—(concluded)

	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/09 Market value	06/30/09 Market value as a percentage of net assets
GS Mortgage Securities Corp. II, Series 2006-CC1, Class A, 5.507%, due 03/21/46	05/02/08	$255,523	0.04%	$54,708	0.01%
Series 2007-GKK1, Class A1, 5.701%, due 12/20/49	05/02/08	265,423	0.04	95,000	0.02
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22	12/01/06	2,400,000	0.39	33,668	0.01
GSC Partners CDO Fund Ltd., Series 2007-8A, Class SUB, due 04/17/21	02/28/07	1,410,001	0.23	150	0.00	(a)
GSC Partners CDO Fund V Ltd., due 11/20/16	02/07/07	610,202	0.10	6,500	0.00	(a)
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22	10/31/06	3,668,375	0.60	42,086	0.01
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19	10/20/06	1,141,394	0.19	120	0.00	(a)
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22	11/28/06	2,924,142	0.48	21,043	0.00	(a)
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	8,135,931	1.32	240,000	0.04
Logan CDO Ltd., Series III-A, Class E, 16.192%, due 07/5/57	06/08/07	2,000,000	0.33	0	0.00
Merrill Lynch Mortgage Investors, Inc., Series 2004-SL2, Class B4, 7.439%, due 06/25/35	06/13/08	19,904	0.00	112,633	0.02
OHA Park Avenue CLO Ltd., Series 2007-1A, Class SUB, due 03/14/22	02/26/07	2,400,000	0.39	168,000	0.03
Queen Street CLO, Series 2006-1A, Class F, due 04/15/23	12/12/06	1,900,000	0.31	106,616	0.02
Regent's Park CDO BV, Series 1A, Class F, due 01/26/23	09/25/06	2,551,500	0.42	84,171	0.01
Shasta CLO I Ltd., due 04/20/21	12/20/06	5,815,342	0.95	0	0.00
		$59,841,376	9.75%	$1,517,291	0.25%

(a)  Amount represents less than 0.005%.

(9)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

(10)  Investment in affiliated mutual fund.

(11)  The rate shown reflects the yield at June 30, 2009.

ABS  Asset-backed securities

ADR  American depositary receipt

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

GSR  Goldman Sachs Residential

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

SGD  Singapore Dollar

USD  United States Dollar

Forward foreign currency contracts

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of June 30, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	4,740,000	USD	3,730,828	09/02/09	$(71,031)
Canadian Dollar	11,190,000	USD	9,898,275	09/02/09	274,483
Euro	82,565,000	USD	114,814,345	09/02/09	(1,010,864)
Great Britain Pound	47,735,000	USD	75,722,672	09/02/09	(2,805,858)
Japanese Yen	1,575,000,000	USD	16,656,091	09/02/09	295,135
Latvian Lat	4,135,000	EUR	5,576,534	07/07/09	(405,127)
Swedish Krona	18,400,000	USD	2,366,599	09/02/09	(18,162)
Swiss Franc	6,770,000	USD	6,210,155	09/02/09	(25,320)
Swiss Franc	21,756,906	USD	20,126,899	09/02/09	87,811
United States Dollar	381,663	AUD	475,000	09/02/09	(675)
United States Dollar	9,930,012	CAD	11,190,000	09/02/09	(306,220)
United States Dollar	18,156,614	GBP	11,345,000	09/02/09	506,970
United States Dollar	3,227,526	JPY	311,800,000	09/02/09	11,424
United States Dollar	6,398,110	KRW	8,124,000,000	09/03/09	(907)
United States Dollar	6,736,290	MXN	89,980,000	09/02/09	34,280
United States Dollar	16,618,847	MYR	58,269,000	09/03/09	(77,324)
United States Dollar	44,287,783	SEK	336,410,000	09/02/09	(686,828)
United States Dollar	20,077,857	TWD	644,700,000	09/03/09	(206,058)
Net unrealized depreciation on forward foreign currency contracts					$(4,404,271)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

SEK  Swedish Krona

TWD  New Taiwan Dollar

USD  United States Dollar

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Futures contracts

UBS Dynamic Alpha Fund had the following open futures contracts as of June 30, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
US Long Bond, 45 contracts (USD)	September 2009	$5,164,621	$5,326,172	$161,551
10 Year US Treasury Notes, 453 contracts (USD)	September 2009	52,707,990	52,668,328	(39,662)
US treasury futures sell contracts:
US Long Bond, 120 contracts (USD)	September 2009	(13,961,252)	(14,203,125)	(241,873)
2 Year US Treasury Notes, 150 contracts (USD)	September 2009	(32,437,263)	(32,432,812)	4,451
5 Year US Treasury Notes, 635 contracts (USD)	September 2009	(72,987,809)	(72,846,406)	141,403
10 Year US Treasury Notes, 530 contracts (USD)	September 2009	(62,085,201)	(61,620,781)	464,420
Index futures buy contracts:
FTSE MIB Index, 26 contracts (EUR)	September 2009	3,479,046	3,500,063	21,017
Hang Seng Stock Index, 26 contracts (HKD)	July 2009	3,029,987	3,079,999	50,012
IBEX 35 Index, 10 contracts (EUR)	July 2009	1,329,315	1,367,484	38,169
MSCI Singapore Index, 12 contracts (SGD)	July 2009	455,766	452,916	(2,850)
MSCI Taiwan Index, 610 contracts (USD)	July 2009	13,922,182	13,993,845	71,663
NIKKEI 225 Index, 174 contracts (JPY)	September 2009	17,895,540	17,818,148	(77,392)
S&P 500 Index, 172 contracts (USD)	September 2009	40,336,752	39,366,500	(970,252)
Index futures sell contracts:
Amsterdam Exchanges Index, 9 contracts (EUR)	July 2009	(664,750)	(641,494)	23,256
CAC 40 Index, 344 contracts (EUR)	July 2009	(15,763,356)	(15,170,468)	592,888
DAX Index, 77 contracts (EUR)	September 2009	(13,464,729)	(13,050,888)	413,841
Dow Jones EURO STOXX 50 Index, 150 contracts (EUR)	September 2009	(5,221,733)	(5,061,263)	160,470
FTSE 100 Index, 296 contracts (GBP)	September 2009	(20,934,265)	(20,618,753)	315,512
OMXS 30 Index, 24 contracts (SEK)	July 2009	(238,839)	(247,679)	(8,840)
S&P MidCap 400 Index, 1,722 contracts (USD)	September 2009	(102,281,534)	(99,307,740)	2,973,794
S&P Toronto Stock Exchange 60 Index, 20 contracts (CAD)	September 2009	(2,215,175)	(2,156,558)	58,617
SPI 200 Index, 170 contracts (AUD)	September 2009	(13,768,436)	(13,287,803)	480,633
Interest rate futures buy contracts:
90 Day Bank Bill Futures, 193 contracts (AUD)	March 2011	153,825,166	153,494,534	(330,632)
90 Day Euro-Dollar Futures, 158 contracts (USD)	March 2012	37,999,353	38,016,775	17,422
Euro-Bund, 458 contracts (EUR)	September 2009	76,468,301	77,794,541	1,326,240
Euro-Dollar Futures, 480 contracts (USD)	June 2010	118,051,680	118,146,000	94,320
30 Day Fed Fund Futures, 168 contracts (USD)	February 2010	69,602,522	69,631,070	28,548
Interest rate futures sell contracts:
90 Day Bank Bill Futures, 193 contracts (AUD)	March 2010	(154,274,303)	(154,102,084)	172,219
90 Day Euro-Dollar Futures, 158 contracts (USD)	March 2011	(38,504,047)	(38,455,225)	48,822
Japanese 10 Year Bond, 86 contracts (JPY)	September 2009	(121,544,140)	(123,284,372)	(1,740,232)
30 Day Fed Fund Futures, 54 contracts (USD)	January 2010	(22,406,201)	(22,414,043)	(7,842)
30 Day Fed Fund Futures, 54 contracts (USD)	March 2010	(22,340,432)	(22,362,289)	(21,857)
Net unrealized appreciation on futures contracts				$4,217,836

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Options written

UBS Dynamic Alpha Fund had the following open options written as of June 30, 2009:

	Expiration dates	Premiums received	Value
Call options:
1 Year Euro-Dollar Mid Curve, 700 contracts, strike @ USD 98.38	July 2009	$111,300	$65,625
10 Year US Treasury Futures, 300 contracts, strike @ USD 118.00	July 2009	164,063	154,688
30 Day Fed Fund Futures, 516 contracts, strike @ USD 99.75	November 2009	71,590	64,505
30 Year US Treasury Futures, 150 contracts, strike @ USD 118.00	July 2009	96,094	86,719
30 Year US Treasury Futures, 300 contracts, strike @ USD 120.00	August 2009	599,346	604,687
5 Year US Treasury Futures, 240 contracts, strike @ USD 118.00	August 2009	123,228	31,875
Put options:
3 Month Euro Euribor Interest Rate Futures, 1,000 contracts, strike @ EUR 97.00	December 2009	159,655	—
3 Month Sterling Interest Rate Futures, 170 contracts, strike @ GBP 97.50	March 2010	84,438	41,953
30 Year US Treasury Futures, 300 contracts, strike @ USD 110.00	August 2009	749,346	145,312
90 Day Euro-Dollar Interest Rate Futures, 244 contracts, strike @ USD 98.63	September 2009	50,996	12,200
90 Day Euro-Dollar Interest Rate Futures, 150 contracts, strike @ USD 99.00	September 2009	23,850	15,000
Total options written		$2,233,906	$1,222,564

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

Written option activity for the year ended June 30, 2009 for UBS Dynamic Alpha Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2008	220	$131,652
Options written	34,268	28,491,861
Options terminated in closing purchase transactions	(30,418)	(26,389,607)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2009	4,070	$2,233,906

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Swap agreements

UBS Dynamic Alpha Fund had outstanding interest rate swap agreements with the following terms as of June 30, 2009:

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments (made) received	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	GBP	13,300,000	01/19/36	—	(1)	3.0550	%(2)	$—	$(3,277,676)	$(3,277,676)
Citigroup Global Markets Ltd.	USD	1,200,000	04/01/36	3.9600	%(2)	—	(3)	—	88,249	88,249
Deutsche Bank AG	GBP	19,300,000	12/15/11	—	(4)	4.1950	(2)	—	789,440	789,440
Deutsche Bank AG	USD	77,200,000	11/30/13	—	(3)	2.9400	(2)	—	82,509	82,509
Deutsche Bank AG	USD	11,000,000	10/01/18	4.5460	(2)	0.5969	(5)	—	(862,094)	(862,094)
Deutsche Bank AG	AUD	11,800,000	01/20/19	3.4567	(6)	4.2700	(2)	—	(1,131,326)	(1,131,326)
Deutsche Bank AG	GBP	4,500,000	12/15/19	4.6425	(2)	—	(4)	—	(162,416)	(162,416)
Deutsche Bank AG	USD	11,100,000	11/15/24	4.1160	(2)	—	(3)	—	(19,216)	(19,216)
Deutsche Bank AG	GBP	28,000,000	06/27/37	—	(1)	3.3150	(2)	—	(3,532,161)	(3,532,161)
Deutsche Bank AG	GBP	34,000,000	06/27/37	5.2100	(2)	1.4088	(7)	—	(8,614,346)	(8,614,346)
Deutsche Bank AG	AUD	6,200,000	01/20/39	3.1000	(2)	3.4567	(6)	—	1,859,438	1,859,438
Deutsche Bank AG	USD	360,000	04/01/39	4.5690	(2)	—	(3)	—	(5,933)	(5,933)
Goldman Sachs International	USD	119,500,000	11/24/09	0.6613	(5)	0.5975	(8)	—	9,148	9,148
Goldman Sachs International	CHF	14,000,000	09/01/18	3.2500	(2)	0.6483	(9)	—	(950,363)	(950,363)
Goldman Sachs International	JPY	1,700,000,000	02/02/37	2.5230	(2)	0.8525	(10)	—	(2,013,280)	(2,013,280)
JPMorgan Chase Bank	USD	29,900,000	01/09/10	1.1494	(5)	0.7406	(8)	—	12,731	12,731
JPMorgan Chase Bank	USD	119,500,000	11/24/18	0.3250	(8)	0.6613	(5)	—	323,706	323,706
JPMorgan Chase Bank	USD	29,900,000	01/09/19	0.3319	(8)	1.1494	(5)	—	113,030	113,030
Merrill Lynch International	USD	29,900,000	01/09/10	1.1494	(5)	0.7306	(8)	—	10,434	10,434
Merrill Lynch International	USD	119,500,000	11/24/10	—	(3)	0.1150	(11)	—	(40,005)	(40,005)
Merrill Lynch International	USD	46,800,000	08/15/16	4.3300	(2)	0.8831	(5)	—	(3,428,572)	(3,428,572)
Merrill Lynch International	USD	29,900,000	01/09/19	0.3306	(8)	1.1494	(5)	—	116,239	116,239
Merrill Lynch International	CAD	10,400,000	03/09/19	2.6300	(2)	0.6829	(12)	—	598,412	598,412
Merrill Lynch International	USD	8,550,000	03/11/19	0.6475	(5)	3.1100	(2)	—	(347,929)	(347,929)
Merrill Lynch International	CAD	6,450,000	03/09/29	0.6829	(12)	3.7575	(2)	—	(465,359)	(465,359)
Merrill Lynch International	USD	5,050,000	03/12/29	3.2775	(2)	0.6475	(5)	—	517,395	517,395
Merrill Lynch International	USD	4,080,000	06/15/39	3.6250	(2)	0.6144	(5)	—	369,158	369,158
								$—	$(19,960,787)	$(19,960,787)

(1)  Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.

(2)  Payments made or received are based on the notional amount.

(3)  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2009.

(4)  Rate based on 6 month LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2009.

(5)  Rate based on 3 month LIBOR (USD BBA).

(6)  Rate based on 6 month BBSW.

(7)  Rate based on 6 month LIBOR (GBP BBA).

(8)  Rate based on 1 month LIBOR (USD BBA).

(9)  Rate based on 6 month LIBOR (CHF BBA).

(10)  Rate based on 6 month LIBOR (JPY BBA).

(11)  Rate based on 1 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2009.

(12)  Rate based on 3 month Canadian Bankers Acceptance.

BBA  British Banking Association

BBSW  Bank Bill Swap Rate

LIBOR  London Interbank Offered Rate

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

UBS Dynamic Alpha Fund had outstanding credit default swap agreements with the following terms as of June 30, 2009:

Credit default swaps on credit indices—buy protection(1)

Counterparty	Notional Amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments (made) received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	USD	12,883,200	12/20/12	0.6000	%(2)	—	(3)	$—	$512,324	$512,324
Deutsche Bank AG	USD	24,000,000	06/20/13	3.2500	(2)	—	(4)	—	3,449,473	3,449,473
Deutsche Bank AG	USD	33,000,000	06/20/13	3.2500	(2)	—	(4)	—	4,743,026	4,743,026
Deutsche Bank AG	USD	5,760,000	06/20/14	5.0000	(2)	—	(5)	(1,093,200)	915,399	(177,801)
Deutsche Bank AG	USD	7,000,000	06/20/14	5.0000	(2)	—	(6)	302,945	(324,995)	(22,050)
Goldman Sachs International	USD	5,618,125	06/20/13	5.0000	(2)	—	(7)	—	695,005	695,005
Goldman Sachs International	USD	12,500,000	12/20/13	1.5000	(2)	—	(8)	(302,657)	76,633	(226,024)
Goldman Sachs International	USD	11,520,000	06/20/14	5.0000	(2)	—	(5)	(1,800,800)	1,830,798	29,998
Goldman Sachs International	USD	12,000,000	06/20/14	5.0000	(2)	—	(6)	584,333	(557,135)	27,198
Goldman Sachs International	USD	9,300,000	02/17/51	0.3500	(2)	—	(9)	(988,405)	2,518,078	1,529,673
Goldman Sachs International	USD	2,500,000	10/12/52	0.1000	(2)	—	(10)	(476,941)	309,847	(167,094)
Merrill Lynch	USD	10,680,000	06/20/13	5.0000	(2)	—	(7)	(1,852,617)	1,321,198	(531,419)
Merrill Lynch	USD	24,000,000	06/20/13	3.2500	(2)	—	(4)	—	3,449,473	3,449,473
Merrill Lynch	USD	41,500,000	06/20/13	3.2500	(2)	—	(4)	—	5,964,714	5,964,714
Merrill Lynch	USD	1,750,000	12/20/13	1.5000	(2)	—	(8)	(30,973)	10,729	(20,244)
								$(5,658,315)	$24,914,567	$19,256,252

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  Payments made are based on the notional amount.

(3)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 9 Index.

(4)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index.

(5)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 12 Index.

(6)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 11 Index.

(7)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 10 Index.

(8)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 11 Index.

(9)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AAA Series 4 Index.

(10)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AAA Series 1 Index.

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Credit default swaps on corporate and sovereign issues—buy protection(1)

Counterparty	Notional Amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments (made) received	Value	Unrealized appreciation/ (depreciation)
Goldman Sachs International	USD	1,850,000	09/20/13	1.4700	%(2)	—	(3)	$—	$56,552	$56,552
Goldman Sachs International	USD	3,000,000	12/20/13	0.5500	(2)	—	(4)	—	6,140	6,140
Merrill Lynch	USD	1,600,000	09/20/13	2.8500	(2)	—	(5)	—	(71,163)	(71,163)
Merrill Lynch	USD	1,800,000	12/20/13	3.0500	(2)	—	(6)	—	(45,451)	(45,451)
Merrill Lynch	USD	1,800,000	05/20/14	3.3200	(2)	—	(7)	—	(121,033)	(121,033)
								$—	$(174,955)	$(174,955)

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)  Payments made are based on the notional amount.

(3)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Ryder System, Inc. 6.950% bond, due 12/01/25.

(4)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Walt Disney Company 5.625% bond, due 09/15/16.

(5)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Panama 8.875% bond, due 09/30/27.

(6)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the AXP 4.875% bond, due 07/15/13.

(7)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the United Mexican States 7.500% bond, due 04/08/33.

Credit default swaps on credit indices—sell protection(1)

Counterparty	Notional Amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments (made) received	Value	Unrealized appreciation/ (depreciation)	Credit spread(2)
Deutsche Bank AG	EUR	26,460,000	06/20/13	—	(3)	6.5000	%(4)	$—	$(2,943,256)	$(2,943,256)	9.0601%
Deutsche Bank AG	USD	45,500,000	06/20/13	—	(5)	3.2500	(4)	—	(6,539,627)	(6,539,627)	9.0000
Deutsche Bank AG	USD	3,000,000	06/20/14	—	(6)	1.0000	(4)	103,203	(45,105)	58,098	1.3508
Deutsche Bank AG	EUR	11,500,000	06/20/14	—	(7)	1.8500	(4)	(252,951)	531,424	278,473	1.1483
Deutsche Bank AG	EUR	24,200,000	06/20/14	—	(7)	1.8500	(4)	(1,003,906)	1,118,301	114,395	1.1483
Deutsche Bank AG	USD	9,500,000	07/25/45	—	(8)	0.5400	(4)	—	(8,546,134)	(8,546,134)	7.8400
Goldman Sachs International	USD	6,832,000	06/20/13	—	(9)	1.5500	(4)	—	(64,539)	(64,539)	1.8667
Goldman Sachs International	USD	30,260,000	06/20/13	—	(10)	5.0000	(4)	—	(3,743,393)	(3,743,393)	8.8740
Goldman Sachs International	USD	70,272,000	06/20/13	—	(9)	1.5500	(4)	—	(663,835)	(663,835)	1.8667
Goldman Sachs International	EUR	6,000,000	06/20/14	—	(7)	1.8500	(4)	(274,526)	277,265	2,739	1.1483
JPMorgan Chase Bank	USD	77,000,000	06/20/13	—	(11)	5.0000	(4)	—	(717,214)	(717,214)	5.5000
Merrill Lynch	USD	12,000,000	06/20/13	—	(5)	3.2500	(4)	2,544,830	(1,724,737)	820,093	9.0000
Merrill Lynch	USD	3,100,000	07/25/45	—	(8)	0.5400	(4)	—	(2,788,738)	(2,788,738)	7.8400
								$1,116,650	$(25,849,588)	$(24,732,938)

(1)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

(3)  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Crossover Series 9 Index.

(4)  Payments received are based on the notional amount.

(5)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index.

(6)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 12 Index.

(7)  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Series 11 Index.

(8)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-A Series 6 Index.

(9)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 10 Index.

(10)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 10 Index.

(11)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index 15-100% Tranche.

Credit default swaps on corporate and sovereign issues—sell protection(1)

Counterparty	Notional Amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments (made) received	Value	Unrealized appreciation/ (depreciation)	Credit spread(2)
Deutsche Bank AG	USD	625,000	09/20/13	—	(3)	1.8000	%(4)	$—	$(60,029)	$(60,029)	4.1700%
Deutsche Bank AG	USD	1,750,000	12/20/13	—	(5)	4.0800	(4)	—	129,929	129,929	2.0000
Deutsche Bank AG	USD	1,750,000	12/20/13	—	(6)	5.3500	(4)	—	66,567	66,567	4.1700
Goldman Sachs International	USD	1,250,000	09/20/09	—	(7)	7.0000	(4)	—	(11,322)	(11,322)	12.4000
Goldman Sachs International	USD	1,250,000	09/20/13	—	(3)	1.5300	(4)	—	(131,934)	(131,934)	4.1700
								$—	$(6,789)	$(6,789)

(1)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Citigroup, Inc. 6.500% bond, due 01/18/11.

(4)  Payments received are based on the notional amount.

(5)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Morgan Stanley 6.600% bond, due 04/01/12.

(6)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the General Electric Capital Corp. 6.000% bond, due 06/15/12.

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

(7)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the International Lease Finance Corp. 4.150% bond, due 01/20/15.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS Dynamic Alpha Fund had outstanding total return swap agreements with the following terms as of June 30, 2009:

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments (made) received	Value	Unrealized depreciation
Merrill Lynch	GBP	21,390,000	03/31/11	—	(1)	1.2500	%(2)	$—	$(2,606,118)	$(2,606,118)

(1)  Payment to the counterparty is equal to the negative total return of the IPD UK Annual Index multiplied by the notional amount.

(2)  Fixed payment received is based on the notional amount. The Fund will also receive a payment from the counterparty if the total return of the IPD UK Annual Index is positive equal to the positive return multiplied by the notional amount.

IPD  Institutional Property Databank

Currency type abbreviation:

GBP  Great Britain Pound

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$298,661,654	$154,318,501	$45,729	$453,025,884
Common stocks sold short	(94,113,824)	—	—	(94,113,824)
Corporate bonds	—	15,255,876	—	15,255,876
Asset-backed securities	—	13,178,847	112,633	13,291,480
Collateralized debt obligations	—	6,500	1,934,202	1,940,702
Commercial mortgage-backed securities	—	11,978,237	149,708	12,127,945
Mortgage & agency debt securities	—	5,215,493	—	5,215,493
Municipal bond	—	548,352	—	548,352
Rights	—	167,602	46,344	213,946
Warrants	—	—	0	0
Investment companies	—	89,339,884	—	89,339,884
Short-term investment	—	2,893,375	—	2,893,375
Investment of cash collateral from securities loaned	—	7,699,401	—	7,699,401
Other financial instruments(2)	4,631,142	(32,629,606)	—	(27,998,464)
Total	$209,178,972	$267,972,462	$2,288,616	$479,440,050

(1)  The Fund may hold investments which have been fair valued in accordance with the Fund's fair valuation policy as of June 30, 2009, which may result in movement between Level 1 and Level 2.

(2)  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2009

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Common stocks	Asset-backed securities	Collateralized debt obligations	Commercial mortgage- backed securities	Rights	Warrants	Total
Assets
Beginning balance	$—	$33,185	$45,462,285	$547,344	$—	$0	$46,042,814
Total gains or losses (realized/unrealized) included in earnings(a)	—	85,320	(44,010,276)	(405,926)	—	—	(44,330,882)
Purchases, sales, issuances, and settlements (net)	—	11,714	1,071,024	9,262	—	—	1,092,000
Transfers in and/or out of Level 3	45,729	(17,586)	(588,831)	(972)	46,344	—	(515,316)
Ending balance	$45,729	$112,633	$1,934,202	$149,708	$46,344	$0	$2,288,616
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09	$(169,499)	$85,320	$(45,395,828)	$(405,926)	$46,344	$—	$(45,839,589)

(a)  Does not include unrealized losses of $443,761 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS Global Allocation Fund (the "Fund") declined 22.36% (Class A shares declined 26.62% after the deduction of the maximum sales charge), while Class Y shares declined 22.12%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), declined 16.60% over the same time period.(1) For comparison purposes, the MSCI World Free Index (net) declined 29.50%, The Russell 3000 Index declined 26.56%, and the Citigroup World Government Bond Index (WGBI)SM returned 4.00% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 36; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance was due primarily to market allocation and security selection. Currency positioning was positive for the reporting period.

Portfolio performance summary

What worked

•  The Fund's currency strategy made a significant contribution to performance. During the second half of 2008, the Fund maintained an anti-carry trade position, emphasizing lower-risk currencies at the expense of high-volatility currencies. (A carry trade is a strategy in which an investor sells a currency with a relatively low interest rate, and uses the funds to purchase a different currency yielding a higher interest rate.) When the carry trade unwound, this positioning produced some of the largest contributions to Fund performance over the 12 months.

•  The Fund was allocated to lower-yielding, "safe-haven" currencies, such as the Japanese yen, Swiss franc and Swedish krona. Conversely, the Fund underweighted high-yielding currencies like the euro, British pound, Australian dollar and Canadian dollar, which our research indicated were overvalued. This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a rapid and sharp unwinding of carry trade positions.

•  In addition, the Fund held an overweight position in the US dollar, which had weakened to the point that we viewed it as deeply undervalued. The Fund benefited when the US dollar rebounded in late 2008, and investors moved into currencies considered "safe havens."

•  Between September and November of 2008, the Fund's currency exposures made large gains. As valuation returned to what we viewed as normal levels, we progressively cut back the Fund's currency risks. By the end of December, the Fund's forward-looking currency strategy risk was below normal levels, reflecting what we viewed as a shrunken opportunity set.

What didn't work

•  Market allocation decisions early in the review period hindered performance.

•  Our research indicated that world equity market prices reflected an excessively pessimistic long-term outlook. We believed that US equities, in particular, were trading at 49% below fair value as 2008

(1)  Note: In order to better reflect the more global nature of the current capital markets, the Board of Trustees of the Fund made a change to the composition of the Index, effective April 30, 2009. For a detailed description of the changes to the Index, please see page 36.

UBS Global Allocation Fund

ended. Our conviction led us to increase global equity exposure—particularly within the US—during the fourth quarter of 2008. Following a period of significant market volatility, this exposure detracted from performance overall. However, as world markets rallied in the second quarter of 2009, the US led the way. While it was not enough to overcome weakness from earlier in the period, the overweight position made a significant contribution to Fund returns.

•  Entering the review period, the Fund was underweight to global fixed income securities. As equities declined in 2008, bonds benefited from investors' flight to quality. While this underweight position hurt performance overall, it began to benefit the Fund's performance as yield curves steepened during the second quarter of 2009.

•  At the time of this writing, the Fund maintains an asset allocation of 80% to global equities and 20% to global bonds. According to our valuation research, US equities remain at about a 35% discount to fair value, while international equities are roughly 40% undervalued. While we still expect to see market volatility and economic uncertainty in the near term, we believe several recent signs of stabilization may indicate that the worst is behind us.

•  Issue selection within the Fund's fixed income components hindered performance.

•  The Fund's positions in nonagency mortgage-backed securities suffered in the wake of the deteriorating real estate market and the seizing up of the credit markets.

•  An overweight allocation to the credit sectors—particularly US investment grade credit—hampered returns as well. This sector has become more attractive as spreads have widened.

•  The Fund's position in high yield bonds underperformed during the period. During the second half of 2008, as we increased the Fund's exposure to equities, we also added to its position in noninvestment grade credit. Our research pointed to attractive valuations in the sector. We believed that the markets were pricing in a default rate far in excess of what our research deemed justified. High yield bonds posted a negative return during that time, however, as spreads widened substantially during the credit crisis.

•  The high yield market rallied strongly following its lows of early March 2009, and spreads have narrowed considerably as a result. We believed the market had moved strongly ahead of economic reality. More recently, we reduced the Fund's position in high yield debt back to a neutral weighting.

•  Issue selection within the high yield sector focused on higher-quality debt, which lagged the benchmark as this segment failed to rally as strongly as lower-quality high yield bonds.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	5 years	10 years	Inception(1)
Before deducting	Class A(2)	(22.36)%	0.10%	3.06%	3.58%
maximum sales charge	Class B(3)	(22.98)	(0.70)	N/A	2.70
	Class C(4)	(22.93)	(0.67)	N/A	2.70
	Class Y(5)	(22.12)	0.36	3.31	6.15
After deducting maximum	Class A(2)	(26.62)	(1.03)	2.48	3.09
sales charge	Class B(3)	(26.21)	(0.98)	N/A	2.70
	Class C(4)	(23.58)	(0.67)	N/A	2.70
Russell 3000 Index(6)		(26.56)	(1.84)	(1.46)	7.07
MSCI World Free Index (net)(7)		(29.50)	0.03	(0.85)	5.59
Citigroup World Government Bond Index (WGBI)SM(8)		4.00	6.06	6.53	6.33
GSMI Mutual Fund Index(9)		(16.60)	2.82	2.72	6.97

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.11% and 1.11%; Class B—1.93% and 1.93%; Class C—1.91% and 1.91%; Class Y—0.84% and 0.84%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

(1)  Inception date of UBS Global Allocation Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are December 13, 2001 and November 22, 2001, respectively. Inception date of Class Y shares and, for purposes of this illustration, the indices, is August 31,1992.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 3000 Index represents a broad US equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(7)  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

(8)  The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index tracks the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(9)  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index; 15% Citigroup World Government Bond ex US Index (WGBI)SM; 15% Citigroup World Government Bond Index (WGBI)SM; 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index (WGBI)SM and 15% Citigroup World Government Bond Index (WGBI)SM replaced the 21% Citigroup Broad Investment Grade Index and 9% Citigroup World Government Bond ex US Index (WGBI)SM. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Allocation Fund Class A and Class Y shares versus the Russell 3000 Index, the MSCI World Free Index (net), the Citigroup World Government Bond Index (WGBI)SM and the GSMI Mutual Fund Index over the 10 years ended June 30, 2009. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Allocation Fund Class A vs.
Russell 3000 Index, MSCI World Free Index (net), Citigroup World Government Bond Index (WGBI)SM and GSMI Mutual Fund Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS Global Allocation Fund Class Y vs.
Russell 3000 Index, MSCI World Free Index (net), Citigroup World Government Bond Index (WGBI)SM and GSMI Mutual Fund Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Allocation Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
Apple, Inc.	0.8%
General Electric Co.	0.7
Pfizer, Inc.	0.7
Covidien PLC.	0.6
Allergan, Inc.	0.6
Chevron Corp.	0.6
General Dynamics Corp.	0.6
JPMorgan Chase & Co.	0.6
Comcast Corp., Class A	0.6
Exelon Corp.	0.6
Total	6.4%

Top ten long-term fixed income

holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
US Treasury Notes, 0.875%, due 04/30/11	2.8%
US Treasury Notes, 2.250%, due 05/31/14	1.0
US Treasury Notes, 3.125%, due 05/15/19	0.8
US Treasury Notes, 2.625%, due 04/30/16	0.7
UK Gilts, 2.250%, due 03/7/14	0.6
US Treasury Notes, 2.625%, due 06/30/14	0.5
US Treasury Bonds, 6.125%, due 11/15/27	0.4
US Treasury Bonds, 3.500%, due 02/15/39	0.4
US Treasury Notes, 0.875%, due 05/31/11	0.4
US Treasury Bonds, 8.750%, due 08/15/20	0.4
Total	8.0%

Country exposure, top five (unaudited)(2)

As of June 30, 2009

Percentage of net assets
United States	38.0%
United Kingdom	3.7
Japan	3.2
Germany	2.5
France	1.8
Total	49.2%

(1)  Figures represent the direct investments of the UBS Global Allocation Fund. Figures could be different if a breakdown of the underlying investment companies was included.

(2)  Figures represent the direct investments of the UBS Global Allocation Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States: 46.9%, Japan: 6.4%, United Kingdom: 5.8%, China: 3.5%, Germany: 3.2%.

UBS Global Allocation Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2009

Common stocks
Aerospace & defense	0.80%
Air freight & logistics	0.51
Airlines	0.22
Auto components	0.64
Automobiles	0.52
Beverages	0.71
Biotechnology	0.44
Capital markets	1.62
Chemicals	1.49
Commercial banks	2.13
Communications equipment	0.87
Computers & peripherals	1.40
Construction materials	0.21
Consumer finance	0.31
Diversified consumer services	0.12
Diversified financial services	1.31
Diversified telecommunication services	0.93
Electric utilities	1.44
Energy equipment & services	1.13
Food & staples retailing	0.58
Food products	0.13
Health care equipment & supplies	1.88
Health care providers & services	0.92
Hotels, restaurants & leisure	0.68
Household durables	0.30
Household products	0.50
Independent power producers & energy traders	0.03
Industrial conglomerates	0.85
Insurance	1.51
Internet & catalog retail	0.43
Internet software & services	0.39
IT services	0.64
Life sciences tools & services	0.11
Machinery	1.34
Marine	0.15
Media	1.62
Metals & mining	0.41
Multiline retail	0.42
Multi-utilities	0.55
Office electronics	0.24
Oil, gas & consumable fuels	4.42
Personal products	0.26
Pharmaceuticals	2.09
Professional services	0.19
Real estate investment trusts (REITs)	0.08
Real estate management & development	0.50
Road & rail	0.85%
Semiconductors & semiconductor equipment	1.19
Software	1.59
Specialty retail	0.53
Textiles, apparel & luxury goods	0.18
Tobacco	0.51
Trading companies & distributors	0.42
Wireless telecommunication services	0.94
Total common stocks	44.23
Bonds Corporate bonds
Commercial banks	0.10
Diversified financial services	0.06
Wireless telecommunication services	0.02
Total corporate bonds	0.18
Asset-backed securities	0.09
Collateralized debt obligation	0.01
Commercial mortgage-backed securities	0.13
Mortgage & agency debt securities	0.79
Stripped mortgage-backed securities	0.02
US government obligations	7.95
Non US-government obligations	4.44
Sovereign/supranational bond	0.11
Total bonds	13.72
Investment companies
iShares MSCI Emerging Markets Index Fund	3.32
UBS Corporate Bond Relationship Fund	5.15
UBS Emerging Markets Equity Relationship Fund	6.16
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	15.05
UBS High Yield Relationship Fund	2.97
UBS Small-Cap Equity Relationship Fund	1.85
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.11
Total investment companies	34.61
Rights	0.04
Short-term investment	4.38
Investment of cash collateral from securities loaned	1.24
Total investments	98.22
Cash and other assets, less liabilities	1.78
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Global Allocation Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—44.23%
Australia—0.54%
BHP Billiton Ltd.	57,825	$1,584,834
Orica Ltd.	203,837	3,548,506
Qantas Airways Ltd.	1,381,806	2,229,081
QBE Insurance Group Ltd.	117,929	1,881,654
Total Australia common stocks		9,244,075
Austria—0.23%
Telekom Austria AG(1)	246,054	3,849,858
Belgium—0.22%
Anheuser-Busch InBev NV	103,708	3,754,495
Bermuda—0.64%
Covidien PLC.	292,500	10,951,200
Canada—0.76%
EnCana Corp.	80,200	3,976,387
Manulife Financial Corp.	91,600	1,589,996
Toronto-Dominion Bank	75,200	3,884,940
TransCanada Corp.(1)	132,000	3,554,348
Total Canada common stocks		13,005,671
Cayman Islands—0.31%
Seagate Technology	503,300	5,264,518
China—0.46%
Bank of East Asia Ltd.	922,000	2,809,025
Jardine Matheson Holdings Ltd.	94,400	2,582,668
New World Development Ltd.	1,376,000	2,483,781
Total China common stocks		7,875,474
Finland—0.24%
Nokia Oyj	276,619	4,036,887
France—1.05%
BNP Paribas(1)	96,909	6,288,801
GDF Suez	63,840	2,384,918
Societe Generale	36,258	1,978,218
Technip SA	34,984	1,719,639
Total SA	104,296	5,648,899
Total France common stocks		18,020,475
Germany—1.40%
Bayer AG(1)	78,174	4,197,636
Daimler AG	77,357	2,798,928
E.ON AG	153,455	5,446,788
Henkel AG & Co KGaA, Preference shares	78,340	2,447,695
MAN AG	28,129	1,730,052
Metro AG	82,376	3,937,792
Muenchener Rueckversicherungs- Gesellschaft AG	25,078	3,391,667
Total Germany common stocks		23,950,558
Guernsey—0.05%
Resolution Ltd.*	594,235	871,656

Security description	Shares	Value
Ireland—0.34%
CRH PLC	156,674	$3,591,933
Elan Corp. PLC ADR*	109,000	694,330
Ryanair Holdings PLC ADR*(1)	54,800	1,555,772
Total Ireland common stocks		5,842,035
Japan—3.23%
Canon, Inc.(1)	127,400	4,146,484
Honda Motor Co., Ltd.	122,400	3,351,452
Japan Tobacco, Inc.	1,812	5,647,924
Kao Corp.	133,000	2,898,509
Kuraray Co., Ltd.	191,500	2,122,727
Mitsubishi Corp.	267,600	4,914,523
Mitsui Fudosan Co., Ltd.	208,000	3,603,564
Mitsui OSK Lines Ltd.	390,000	2,516,038
Mitsui Sumitomo Insurance Group Holdings, Inc.	93,700	2,443,409
Nintendo Co., Ltd.	9,900	2,724,521
Nissan Motor Co. Ltd.	476,600	2,877,351
Nomura Holdings, Inc.	574,100	4,809,879
NTT DoCoMo, Inc.	1,533	2,238,999
Shin-Etsu Chemical Co., Ltd.	72,700	3,357,666
Sumitomo Mitsui Financial Group, Inc.	116,900	4,727,248
THK Co., Ltd.	192,000	2,862,881
Total Japan common stocks		55,243,175
Luxembourg—0.11%
ArcelorMittal(1)	59,330	1,948,498
Netherlands—0.60%
Akzo Nobel NV	52,472	2,309,034
ASML Holding NV	136,969	2,970,892
ING Groep NV CVA	349,614	3,518,901
Reed Elsevier NV	138,071	1,522,690
Total Netherlands common stocks		10,321,517
Norway—0.33%
Petroleum Geo-Services ASA*	303,400	1,891,944
Telenor ASA*	483,800	3,734,856
Total Norway common stocks		5,626,800
Singapore—0.53%
CapitaLand Ltd.	970,000	2,463,591
DBS Group Holdings Ltd.	309,000	2,507,689
Olam International Ltd.(1)	2,418,000	4,042,979
Total Singapore common stocks		9,014,259
Spain—0.14%
Inditex SA(1)	50,210	2,412,963
Switzerland—1.34%
Adecco SA	78,913	3,295,450
Alcon, Inc.	35,400	4,110,648
Credit Suisse Group AG	68,663	3,134,443
Nobel Biocare Holding AG	132,403	2,902,534
Roche Holding AG	55,813	7,593,289

UBS Global Allocation Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Synthes, Inc.	19,550	$1,892,454
Total Switzerland common stocks		22,928,818
United Kingdom—2.74%
Barclays PLC	1,053,871	4,908,649
BP PLC	364,360	2,883,238
British Land Co. PLC	231,470	1,459,829
British Sky Broadcasting Group PLC	607,524	4,557,491
Cobham PLC	591,170	1,686,175
Home Retail Group PLC	530,836	2,276,683
Imperial Tobacco Group PLC	119,449	3,106,780
Kingfisher PLC	619,345	1,815,654
Man Group PLC	611,367	2,806,086
Prudential PLC	383,742	2,611,121
Rio Tinto PLC	104,145	3,625,614
Sage Group PLC	1,029,421	3,023,257
Tullow Oil PLC	172,757	2,672,765
Vodafone Group PLC	3,739,304	7,227,976
Wolseley PLC*	113,822	2,175,997
Total United Kingdom common stocks		46,837,315
United States—28.97%
ACE Ltd.	80,700	3,569,361
Adobe Systems, Inc.*	89,000	2,518,700
Aflac, Inc.	109,900	3,416,791
Air Products & Chemicals, Inc.	11,200	723,408
Allergan, Inc.	220,800	10,505,664
Amazon.com, Inc.*	60,900	5,094,894
American Electric Power Co., Inc.	239,500	6,919,155
American Tower Corp., Class A*	65,800	2,074,674
Amgen, Inc.*	70,200	3,716,388
Anadarko Petroleum Corp.	124,000	5,628,360
Apple, Inc.*	100,700	14,342,701
AT&T, Inc.	333,700	8,289,108
Avon Products, Inc.	85,400	2,201,612
Baker Hughes, Inc.	165,500	6,030,820
Bank of New York Mellon Corp.	227,402	6,665,153
Baxter International, Inc.	28,200	1,493,472
BlackRock, Inc.	13,500	2,368,170
BorgWarner, Inc.	129,200	4,412,180
Broadcom Corp., Class A*(1)	150,900	3,740,811
Burlington Northern Santa Fe Corp.	97,300	7,155,442
Carnival Corp.	215,000	5,540,550
Celanese Corp., Series A	49,900	1,185,125
Chevron Corp.	155,000	10,268,750
Cisco Systems, Inc.*	239,500	4,464,280
City National Corp.(1)	54,200	1,996,186
CME Group, Inc.	13,300	4,137,763
Coach, Inc.	115,200	3,096,576
Colgate-Palmolive Co.	45,000	3,183,300
Comcast Corp., Class A	670,700	9,718,443

Security description	Shares	Value
United States—(continued)
DaVita, Inc.*	19,800	$979,308
DeVry, Inc.	42,300	2,116,692
Discover Financial Services	515,975	5,299,063
Dr. Pepper Snapple Group, Inc.*	28,800	610,272
Dynegy, Inc., Class A*	215,200	488,504
Ecolab, Inc.	39,200	1,528,408
EOG Resources, Inc.	28,800	1,956,096
Estee Lauder Cos., Inc., Class A	67,300	2,198,691
Exelon Corp.	172,300	8,823,483
Expeditors International Washington, Inc.	25,700	856,838
Express Scripts, Inc.*	49,800	3,423,750
Exxon Mobil Corp.	70,400	4,921,664
FedEx Corp.	140,000	7,786,800
Fortune Brands, Inc.	148,200	5,148,468
General Dynamics Corp.	177,800	9,848,342
General Electric Co.	1,019,100	11,943,852
Genzyme Corp.*	68,700	3,824,529
Google, Inc., Class A*	15,900	6,703,281
Halliburton Co.	198,200	4,102,740
Hess Corp.	99,000	5,321,250
Hewlett-Packard Co.	109,800	4,243,770
Home Depot, Inc.	87,100	2,058,173
Illinois Tool Works, Inc.	197,500	7,374,650
Intel Corp.	369,800	6,120,190
IntercontinentalExchange, Inc.*	34,400	3,929,856
International Game Technology	220,000	3,498,000
Interpublic Group of Cos., Inc.*	706,100	3,565,805
Intersil Corp., Class A	110,700	1,391,499
Intuit, Inc.*	73,500	2,069,760
JC Penney Co., Inc.	115,800	3,324,618
Johnson Controls, Inc.	295,700	6,422,604
JPMorgan Chase & Co.	288,700	9,847,557
Kellogg Co.	48,700	2,267,959
Kla-Tencor Corp.	76,900	1,941,725
Laboratory Corp. of America Holdings*	29,500	1,999,805
Macy's, Inc.	333,100	3,917,256
Marathon Oil Corp.	212,700	6,408,651
Marvell Technology Group Ltd.*	258,500	3,008,940
MasterCard, Inc., Class A	29,820	4,989,184
McDonald's Corp.	47,100	2,707,779
MDU Resources Group, Inc.	62,700	1,189,419
Medco Health Solutions, Inc.*	122,800	5,600,908
Medtronic, Inc.	123,500	4,308,915
Merck & Co., Inc.	52,100	1,456,716
MetLife, Inc.	99,500	2,985,995
Microsoft Corp.	337,300	8,017,621
Millipore Corp.*	27,900	1,958,859
Monsanto Co.	93,500	6,950,790
Morgan Stanley	283,750	8,089,712
National Semiconductor Corp.	102,500	1,286,375
NiSource, Inc.	57,500	670,450
Noble Corp.	63,400	1,917,850

UBS Global Allocation Fund—Portfolio of investments

June 30, 2009

Security description	Shares		Value
Common stocks—(concluded)
United States—(concluded)
Northeast Utilities		77,200	$1,722,332
Omnicom Group, Inc.		162,900	5,144,382
Oracle Corp.		132,300	2,833,866
PACCAR, Inc.		219,350	7,131,068
Pall Corp.		95,900	2,547,104
Parker Hannifin Corp.		29,900	1,284,504
Peabody Energy Corp.		205,600	6,200,896
Pepco Holdings, Inc.		126,900	1,705,536
PepsiCo, Inc.		140,000	7,694,400
Pfizer, Inc.		758,600	11,379,000
Praxair, Inc.		52,400	3,724,068
Principal Financial Group, Inc.		214,800	4,046,832
QUALCOMM, Inc.		139,300	6,296,360
Ryder System, Inc.		107,400	2,998,608
Salesforce.com, Inc.*		43,600	1,664,212
Schlumberger Ltd.		34,600	1,872,206
Sempra Energy		102,000	5,062,260
Sherwin-Williams Co.		51,800	2,784,250
Southwestern Energy Co.*		81,200	3,154,620
Sprint Nextel Corp.*		960,452	4,619,774
Stryker Corp.		58,400	2,320,816
Sysco Corp.		84,100	1,890,568
Ultra Petroleum Corp.*		140,500	5,479,500
Union Pacific Corp.		83,400	4,341,804
United Technologies Corp.		38,200	1,984,872
UnitedHealth Group, Inc.		142,400	3,557,152
Viacom, Inc., Class B*		136,800	3,105,360
Visa, Inc., Class A		97,199	6,051,610
VMware, Inc., Class A*		151,891	4,142,068
Weatherford International Ltd.*		97,200	1,901,232
Wells Fargo & Co.		295,600	7,171,256
Williams Cos., Inc.		242,200	3,780,742
XTO Energy, Inc.		101,475	3,870,257
Zimmer Holdings, Inc.*		98,400	4,191,840
Total United States common stocks			495,516,614
Total common stocks (cost $776,243,047)			756,516,861
	Face amount
Bonds—13.72%
Corporate bonds—0.18%
France—0.02%
Compagnie de Financement Foncier, 4.000%, due 07/21/11	EUR	260,000	374,810
Germany—0.02%
Hypothekenbank in Essen AG, 3.750%, due 09/28/12	EUR	260,000	375,134

Security description	Face amount		Value
Ireland—0.02%
GE Capital European Funding, 4.625%, due 08/23/10	EUR	260,000	$372,710
Italy—0.02%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	EUR	255,000	364,883
Netherlands—0.04%
E.ON International Finance BV, 5.125%, due 10/02/12	EUR	250,000	373,745
Rabobank Nederland NV, 4.125%, due 04/04/12		250,000	365,007
Total Netherlands corporate bonds			738,752
United Kingdom—0.04%
Lloyds TSB Bank PLC, 6.750%, due 10/24/18	GBP	80,000	133,444
Royal Bank of Scotland PLC, 6.625%, due 09/17/18		90,000	147,643
Vodafone Group PLC, 3.625%, due 11/29/12	EUR	280,000	394,927
Total United Kingdom corporate bonds			676,014
United States—0.02%
Citigroup, Inc., 5.500%, due 11/18/15	GBP	205,000	292,750
Total corporate bonds (cost $3,295,797)			3,195,053
Asset-backed securities—0.09%
United States—0.09%
Asset Backed Funding Certificates, Series 2006-OPT3, Class A3A, 0.374%, due 11/25/36(2)		433,246	414,128
Ford Credit Auto Owner Trust, Series 2007-B, Class A3A, 5.150%, due 11/15/11		800,000	820,283
Irwin Home Equity Corp., Series 2005-C, Class 1M3, 6.150%, due 04/25/30(3),(4)		255,242	102,097
Morgan Stanley ABS Capital I, Series 2006-HE6, Class A2A, 0.354%, due 09/25/36(2)		235,430	228,711
SACO I Trust, Series 2006-5, Class 1A, 0.464%, due 04/25/36(2)		196,338	23,256
Total asset-backed securities (cost $1,797,369)			1,588,475
Collateralized debt obligation—0.01%
Cayman Islands—0.01%
LNR CDO Ltd., Series 2002-1A, Class EFX, 7.781%, due 07/24/37(4),(5) (cost $358,319)		325,000	87,750

UBS Global Allocation Fund—Portfolio of investments

June 30, 2009

Security description	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—0.13%
United States—0.13%
Greenwich Capital Commercial Funding Corp., Series 2006-RR1, Class A1, 5.961%, due 03/18/49(2),(6)	$825,000	$99,000
GS Mortgage Securities Corp. II, Series 2006-CC1, Class A, 5.507%, due 03/21/46(2),(4),(5)	510,744	76,612
Series 2006-RR2, Class A1, 5.818%, due 06/23/46(2),(4),(5)	8,952,951	2,059,179
Total commercial mortgage-backed securities (cost $10,149,863)		2,234,791
Mortgage & agency debt securities—0.79%
United States—0.79%
Federal Home Loan Mortgage Corp.,† 3.750%, due 03/27/19	4,000,000	3,930,576
Federal Home Loan Mortgage Corp. Gold Pools,† #G04437, 5.000%, due 08/01/37	341,773	348,115
#G02922, 5.500%, due 04/01/37	290,985	300,939
#G00194, 7.500%, due 02/01/24	91,951	100,093
Federal National Mortgage Association,† 2.500%, due 05/15/14	3,750,000	3,686,546
5.250%, due 08/01/12	1,255,000	1,304,071
Federal National Mortgage Association Pools,† #AA4331, 4.500%, due 04/01/39	99,499	99,421
#AA5503, 4.500%, due 04/01/39	99,184	99,106
#933523, 5.000%, due 02/01/38	147,245	150,153
#975213, 5.000%, due 03/01/38	158,084	161,206
#975375, 5.000%, due 06/01/38	108,490	110,632
#555591, 5.500%, due 07/01/33	216,180	224,318
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31	1,883,707	2,012,369
Government National Mortgage Association Pools, #701302, 4.500%, due 01/15/39	99,378	99,405

Security description	Face amount	Value
United States—(concluded)
#701578, 4.500%, due 01/15/39	$99,340	$99,367
#701813, 4.500%, due 04/15/39	99,736	99,764
#508540, 6.000%, due 02/20/34	96,439	100,222
IndyMac INDX Mortgage Loan Trust, Series 2005-AR1, Class B1, 4.998%, due 03/25/35(2)	698,300	101,951
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class B1, 4.825%, due 05/25/35(2)	1,184,010	98,240
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class LB2, 5.787%, due 07/25/37(2)	1,270,895	95,864
Wells Fargo Mortgage Backed Securities Trust, Series 2005-14, Class 2B1, 5.500%, due 12/25/35	424,994	104,037
Series 2006-AR19, Class B1, 6.127%, due 12/25/36(2)	945,410	100,186
Total mortgage & agency debt securities (cost $16,741,713)		13,426,581
Stripped mortgage-backed securities—0.02%
United States—0.02%
Sequoia Mortgage Trust, Series 2004-11, Class XA1, IO 1.530%, due 12/20/34(2),(4)	15,406,044	238,794
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 6AX, IO, 5.500%, due 10/15/15(2),(4)	685,970	99,073
Total stripped mortgage-backed securities (cost $1,195,647)		337,867
US government obligations—7.95%
United States—7.95%
US Treasury Bonds, 3.500%, due 02/15/39(1)	7,295,000	6,307,914
6.125%, due 11/15/27	6,000,000	7,393,128
6.250%, due 08/15/23	3,500,000	4,263,437
8.125%, due 08/15/19	130,000	178,242
8.500%, due 02/15/20	4,000,000	5,625,000
8.750%, due 08/15/20	4,125,000	5,909,063
US Treasury Inflation Indexed Bonds (TIPS), 1.375%, due 07/15/18	235,000	225,268
US Treasury Notes, 0.875%, due 05/31/11(1)	6,240,000	6,217,598

UBS Global Allocation Fund—Portfolio of investments

June 30, 2009

Security description	Face amount		Value
Bonds—(concluded)
US government obligations—(concluded)
United States—(concluded)
0.875%, due 04/30/11(1)		$47,380,000	$47,241,177
2.250%, due 05/31/14(1)		17,635,000	17,397,986
2.625%, due 06/30/14		8,295,000	8,320,963
2.625%, due 04/30/16		12,000,000	11,602,500
2.750%, due 02/15/19		1,000,000	936,560
3.125%, due 05/15/19(1)		14,865,000	14,377,279
3.250%, due 12/31/09		60,000	60,858
Total US government obligations (cost $136,807,575)			136,056,973
Non US-government obligations—4.44%
Austria—0.23%
Government of Austria, 4.150%, due 03/15/37(6)	EUR	3,060,000	3,931,231
Belgium—0.48%
Belgium Kingdom, 4.000%, due 03/28/14	EUR	2,800,000	4,117,466
Government of Belgium, 8.000%, due 03/28/15		2,300,000	4,018,222
			8,135,688
Canada—0.06%
Government of Canada, 5.250%, due 06/01/12	CAD	1,150,000	1,083,530
France—0.65%
Government of France, 3.750%, due 04/25/21	EUR	1,170,000	1,607,523
4.000%, due 04/25/14		2,800,000	4,157,845
4.250%, due 04/25/19		2,800,000	4,091,227
4.750%, due 04/25/35		855,000	1,266,329
			11,122,924
Germany—1.14%
Bundesobligation, 4.000%, due 10/11/13	EUR	2,700,000	4,034,274
Bundesrepublik Deutschland, 3.500%, due 01/04/16		2,800,000	4,057,643
3.750%, due 01/04/19		3,920,000	5,687,793
4.000%, due 01/04/37		620,000	836,629
4.250%, due 01/04/14		2,700,000	4,072,492
4.500%, due 01/04/13		155,000	234,511
Bundesschatzanweisungen, 4.000%, due 09/10/10		340,000	493,849
			19,417,191
Italy—0.64%
Buoni Poliennali Del Tesoro, 3.750%, due 08/01/21	EUR	540,000	697,284
3.750%, due 12/15/13		2,900,000	4,158,995
4.000%, due 02/01/17		2,850,000	4,063,812
4.250%, due 08/01/13		1,159,000	1,706,418
5.000%, due 08/01/34		200,000	273,618
			10,900,127

Security description	Face amount		Value
Netherlands—0.23%
Government of Netherlands, 4.000%, due 07/15/16	EUR	2,750,000	$4,012,537
Spain—0.06%
Government of Spain, 5.750%, due 07/30/32	EUR	700,000	1,107,533
Sweden—0.04%
Government of Sweden, 6.750%, due 05/05/14	SEK	4,600,000	705,868
United Kingdom—0.91%
UK Gilts, 2.250%, due 03/07/14	GBP	6,440,000	10,171,284
4.250%, due 03/07/11		1,000,000	1,724,532
4.250%, due 12/07/27		160,000	261,600
4.500%, due 03/07/19		800,000	1,401,381
4.750%, due 12/07/38		800,000	1,390,721
5.000%, due 03/07/12		175,000	308,274
8.000%, due 06/07/21		135,000	311,531
			15,569,323
Total non US-government obligations (cost $72,437,675)			75,985,952
Sovereign/supranational bond—0.11%
European Investment Bank, 5.375%, due 10/15/12 (cost $1,786,615)	EUR	1,270,000	1,942,163
Total bonds (cost $244,570,573)			234,855,605
	Units
Investment companies—34.61%
iShares MSCI Emerging Markets Index Fund		1,763,600	56,840,828
UBS Corporate Bond Relationship Fund*(7)		7,392,026	88,036,816
UBS Emerging Markets Equity Relationship Fund*(7)		4,198,042	105,347,347
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*(7)		22,962,519	257,485,609
UBS High Yield Relationship Fund*(7)		2,613,473	50,775,856
UBS Small-Cap Equity Relationship Fund*(7)		1,009,838	31,609,145
UBS U.S. Treasury Inflation Protected Securities Relationship Fund*(7)		173,355	1,988,539
Total investment companies (cost $533,897,685)			592,084,140

UBS Global Allocation Fund—Portfolio of investments

June 30, 2009

Security description	Number of rights	Value
Rights—0.04%
United Kingdom—0.04%
Rio Tinto PLC, expires 07/01/09* (cost $789,447)	59,076	$678,399
	Units
Short-term investment—4.38%
Investment company—4.38%
UBS Cash Management Prime Relationship Fund, 0.384%(7),(8) (cost $75,008,315)	75,008,315	75,008,315

Security description	Shares	Value
Investment of cash collateral from securities loaned—1.24%
UBS Private Money Market Fund LLC, 0.488%(7),(8) (cost $21,204,379)	21,204,379	$21,204,379
Total investments—98.22% (cost $1,651,713,446)		1,680,347,699
Cash and other assets, less liabilities—1.78%		30,255,460
Net assets—100.00%		$1,710,603,159

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $1,782,515,817; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$71,159,726
Gross unrealized depreciation	(173,327,844)
Net unrealized depreciation of investments	$(102,168,118)

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at June 30, 2009.

(2)  Floating rate security—The interest rates shown are the current rates as of June 30, 2009.

(3)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.

(4)  Security is illiquid. At June 30, 2009, these securities amounted to $2,663,505 or 0.16% of net assets.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.13% of net assets as of June 30, 2009, are considered illiquid and restricted (See restricted securities table below for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/09 Market value	06/30/09 Market value as a percentage of net assets
GS Mortgage Securities Corp. II, Series 2006-CC1, Class A, 5.507%, due 03/21/46	03/22/06	$1,015,469	0.06%	$70,775	0.00	%(a)
GS Mortgage Securities Corp. II, Series 2006-CC1, Class A, 5.507%, due 03/21/46	02/28/07	570,601	0.03	5,837	0.00	(a)
GS Mortgage Securities Corp. II, Series 2006-RR2, Class A1, 5.818%, due 06/23/46	07/11/06	8,783,248	0.51	2,059,179	0.12
LNR CDO Ltd., Series 2002-IA, Class EFX, 7.781%, due 07/24/37	12/01/06	1,666,224	0.10	87,750	0.01
		$12,035,542	0.70%	$2,223,541	0.13%

(a)  Amount represents less than 0.005%.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $4,030,231 or 0.24% of net assets.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at June 30, 2009.

UBS Global Allocation Fund—Portfolio of investments

June 30, 2009

ABS  Asset-backed securities

ADR  American depositary receipt

CDO  Collateralized debt obligations

CVA  Dutch certification—depository certificate

GS  Goldman Sachs

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

SEK  Swedish Krona

Forward foreign currency contracts

UBS Global Allocation Fund had the following open forward foreign currency contracts as of June 30, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Brazilian Real	23,810,000	USD	11,597,662	09/03/09	$(399,392)
Singapore Dollar	11,800,000	USD	8,135,406	09/03/09	(8,085)
Swiss Franc	15,205,000	USD	13,997,827	09/03/09	(6,833)
United States Dollar	29,309,301	AUD	36,295,000	09/03/09	(199,986)
United States Dollar	50,482,668	CAD	55,590,000	09/03/09	(2,673,184)
United States Dollar	14,097,239	CHF	15,205,000	09/03/09	(92,578)
United States Dollar	46,585,578	EUR	33,250,000	09/03/09	58,520
United States Dollar	46,262,414	GBP	28,150,000	09/03/09	46,870
United States Dollar	142,560,384	JPY	13,938,200,000	09/03/09	2,230,056
United States Dollar	83,169,736	SEK	638,440,000	09/03/09	(423,736)
United States Dollar	17,004,049	TWD	546,000,000	09/03/09	(174,512)
Net unrealized depreciation on forward foreign currency contracts					$(1,642,860)

Currency type abbreviations:

AUD   Australian Dollar

CAD   Canadian Dollar

CHF   Swiss Franc

EUR   Euro

GBP   Great Britain Pound

JPY   Japanese Yen

SEK   Swedish Krona

TWD   New Taiwan Dollar

USD   United States Dollar

UBS Global Allocation Fund—Portfolio of investments

June 30, 2009

Futures contracts

UBS Global Allocation Fund had the following open futures contracts as of June 30, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
US Long Bond, 758 contracts (USD)	September 2009	$87,795,737	$89,716,406	$1,920,669
10 Year US Treasury Notes, 1,525 contracts (USD)	September 2009	175,068,480	177,305,078	2,236,598
US treasury futures sell contracts:
2 Year US Treasury Notes, 1,620 contracts (USD)	September 2009	(349,346,507)	(350,274,375)	(927,868)
Index futures buy contracts:
Amsterdam Exchange Index, 377 contracts (EUR)	July 2009	26,806,138	26,871,474	65,336
Dow Jones EURO STOXX 50 Index, 1,590 contracts (EUR)	September 2009	54,155,675	53,649,381	(506,294)
FTSE 100 Index, 1,017 contracts (GBP)	September 2009	71,931,187	70,842,136	(1,089,051)
FTSE MIB Index, 131 contracts (EUR)	September 2009	17,529,039	17,634,931	105,892
NIKKEI 225 Index, 269 contracts (JPY)	September 2009	27,666,093	27,546,447	(119,646)
S&P 500 Index, 202 contracts (USD)	September 2009	47,245,982	46,232,750	(1,013,232)
Index futures sell contracts:
DAX Index, 105 contracts (EUR)	September 2009	(17,825,937)	(17,796,666)	29,271
Hang Seng Stock Index, 76 contracts (HKD)	July 2009	(8,862,246)	(9,003,074)	(140,828)
S&P Toronto Stock Exchange 60 Index, 313 contracts (CAD)	September 2009	(34,664,136)	(33,750,127)	914,009
SPI 200 Index, 332 contracts (AUD)	September 2009	(26,888,946)	(25,950,298)	938,648
Interest rate futures buy contracts:
Euro-Bund, 223 contracts (EUR)	September 2009	37,232,383	37,878,128	645,745
Long Gilt, 47 contracts (GBP)	September 2009	9,096,941	9,130,465	33,524
Net unrealized appreciation on futures contracts				$3,092,773

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

USD  United States Dollar

Swap agreements

At June 30, 2009, the Fund had outstanding interest rate swap contracts with the following terms

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments (made) received	Value	Unrealized appreciation
Credit Suisse	USD	140,800,000	01/13/10	1.13875	(1)	0.68938	(2)	$—	$4,213	$4,213
Deutsche Bank AG	USD	140,800,000	01/13/19	0.32813	(2)	1.13875	(1)	—	558,124	558,124
Merrill Lynch International	USD	79,000,000	01/13/10	1.13875	(1)	0.68938	(2)	—	2,364	2,364
Merrill Lynch International	USD	79,000,000	01/13/19	0.32938	(2)	1.13875	(1)	—	304,675	304,675
								$—	$869,376	$869,376

(1)  Rate based on 3 month LIBOR (USD BBA).

(2)  Rate based on 1 month LIBOR (USD BBA).

BBA  British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

UBS Global Allocation Fund—Portfolio of investments

June 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$531,098,753	$225,418,108	$—	$756,516,861
Corporate bonds	—	3,195,053	—	3,195,053
Asset-backed securities	—	1,486,378	102,097	1,588,475
Collateralized debt obligation	—	—	87,750	87,750
Commercial mortgage-backed securities	—	99,000	2,135,791	2,234,791
Mortgage & agency debt securities	—	13,426,581	—	13,426,581
Stripped mortgage-backed securities	—	99,073	238,794	337,867
US government obligations	—	136,056,973	—	136,056,973
Non US-government obligations	—	75,985,952	—	75,985,952
Sovereign/supranational bond	—	1,942,163	—	1,942,163
Investment companies	56,840,828	535,243,312	—	592,084,140
Rights	—	678,399	—	678,399
Short-term investment	—	75,008,315	—	75,008,315
Investment of cash collateral from securities loaned	—	21,204,379	—	21,204,379
Other financial instruments(2)	3,092,773	(773,484)	—	2,319,289
Total	$591,032,354	$1,089,070,202	$2,564,432	$1,682,666,988

(1)  The Fund may hold investments which have been fair valued in accordance with the Fund's fair valuation policy as of June 30, 2009, which may result in movement between Level 1 and Level 2.

(2)  Other financial instruments may include open futures contracts, swaps agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Asset-backed securities	Collateralized debt obligation	Commercial mortgage- backed securities	Stripped mortgage- backed securities	Total
Assets
Beginning balance	$—	$—	$6,180,384	$794,706	$6,975,090
Total gains or losses (realized/unrealized) included in earnings(a)	—	—	(4,516,779)	151,953	(4,364,826)
Purchases, sales, issuances, and settlements (net)	—	—	(1,663,605)	(228,203)	(1,891,808)
Transfers in and/or out of Level 3	102,097	87,750	2,135,791	(479,662)	1,845,976
Ending balance	$102,097	$87,750	$2,135,791	$238,794	$2,564,432
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09	$(1,578,474)	$(1,518,594)	$(6,238,748)	$152,871	$(9,182,945)

(a)  Does not include unrealized losses of $9,335,816 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements.

UBS Global Frontier Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS Global Frontier Fund (the "Fund") declined 34.51% (Class A shares declined 38.12% after the deduction of the maximum sales charge), while Class Y shares declined 34.30%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), declined 16.60% over the same time period.(1) For comparison purposes, the MSCI World Free Index (net) declined 29.50% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 52; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deductions of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance was due primarily to market allocation, leverage decisions and security selection. Currency positioning was positive for the reporting period.

Portfolio performance summary

What worked

•  The Fund's currency strategy made a significant contribution to performance. During the second half of 2008, the Fund maintained an anti-carry trade position, emphasizing lower-risk currencies at the expense of high-volatility currencies. (A carry trade is a strategy in which an investor sells a currency with a relatively low interest rate, and uses the funds to purchase a different currency yielding a higher interest rate.) When the carry trade unwound, this positioning produced some of the largest contributions to Fund performance over the 12 months.

•  The Fund was allocated to lower-yielding, "safe-haven" currencies, such as the Japanese yen, Swiss franc and Swedish krona. Conversely, the Fund underweighted high-yielding currencies like the euro, British pound, Australian dollar and Canadian dollar, which our research indicated were overvalued. This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a rapid and sharp unwinding of carry trade positions.

•  In addition, the Fund held an overweight position in the US dollar, which had weakened to the point that we viewed it as deeply undervalued. The Fund benefited when the US dollar rebounded in late 2008, and investors moved into currencies considered "safe havens."

•  Between September and November of 2008, the Fund's currency exposures made large gains. As valuation returned to what we viewed as normal levels, we progressively cut back the Fund's currency risks. By the end of December, the Fund's forward-looking currency strategy risk was below normal levels, reflecting what we viewed as a shrunken opportunity set.

(1)  Note: In order to better reflect the more global nature of the current capital markets, the Board of Trustees of the Fund made a change to the composition of the Index, effective April 30, 2009. For a detailed description of the changes to the Index, please see page 52.

UBS Global Frontier Fund

What didn't work

•  Market allocation decisions early in the review period hindered performance.

•  Our research indicated that world equity market prices reflected what we believed was an excessively pessimistic long-term outlook. We believed that US equities were trading at 49% below fair value as 2008 ended. Our conviction led us to increase global equity exposure—particularly within the US—during the fourth quarter of 2008. Following a period of significant market volatility, this exposure detracted from performance overall. However, as world markets rallied in the second quarter of 2009, the US led the way. While it was not enough to overcome weakness from earlier in the period, the overweight position made a significant contribution to Fund returns.

•  Entering the review period, the Fund was underweight to global fixed income securities. As equities declined in 2008, bonds benefited from investors' flight to quality. While this underweight position hurt performance overall, it began to benefit the Fund's performance as yield curves steepened during the second quarter of 2009.

•  At the time of this writing, the Fund maintained an asset allocation of 80% to global equities and 20% to global bonds. According to our valuation research, US equities remain at about a 35% discount to fair value, while international equities are roughly 40% undervalued. While we still expect to see market volatility and economic uncertainty in the near term, we believe several recent signs of stabilization may indicate that the worst is behind us.

•  Issue selection within the Fund's fixed income components hindered performance.

•  The Fund's positions in nonagency mortgage-backed securities suffered in the wake of the deteriorating real estate market and the seizing up of the credit markets.

•  An overweight allocation to the credit sectors—particularly US investment grade credit—hampered returns as well. This sector has become more attractive as spreads have widened.

•  The Fund's position in high yield bonds underperformed during the period. During the second half of 2008, as we increased the Fund's exposure to equities, we also added to its position in noninvestment grade credit. Our research pointed to attractive valuations in the sector. We believed that the markets were pricing in a default rate far in excess of what our research deemed justified. High yield bonds posted a negative return during that time, however, as spreads widened substantially during the credit crisis.

•  The high yield market rallied strongly following its lows of early March 2009, and spreads have narrowed considerably as a result. We believed that the market had moved strongly ahead of economic reality. More recently, we reduced the Fund's position in high yield debt back to a neutral weighting.

•  Issue selection within the high yield sector focused on higher-quality debt, which lagged the benchmark as this segment failed to rally as strongly as lower-quality high yield bonds.

UBS Global Frontier Fund

•  The Fund's leverage strategy detracted from performance. Over the second half of 2008, we steadily increased the amount of leverage in the Fund to the maximum level of 50%. We maintained this level through period end based on our view that the global opportunity set was at a multi-year high, and that borrowing costs were attractive. The Fund's use of leverage magnified the effects of weakness in the equity markets, its exposure to the underperforming high yield bond sector, and an underweight to global sovereign bonds.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS Global Frontier Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	Inception(1)
Before deducting	Class A(2)	(34.51)%	(24.65)%
maximum sales charge	Class C(3)	(35.03)	(25.23)
	Class Y(4)	(34.30)	(24.40)
After deducting maximum	Class A(2)	(38.12)	(26.82)
sales charge	Class C(3)	(35.67)	(25.23)
MSCI World Free Index (net)(5)		(29.50)	(20.51)
GSMI Mutual Fund Index(6)		(16.60)	(10.24)

The gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.67% and 1.48%; Class C—2.48% and 2.23%; Class Y—1.39% and 1.23%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Frontier Fund Class A, Class C and Class Y shares is July 26, 2007. Inception date of the indices, for the purpose of this illustration, is July 31, 2007.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

(6)  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index; 15% Citigroup World Government Bond ex US Index (WGBI)SM; 15% Citigroup World Government Bond Index (WGBI)SM; 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index (WGBI)SM and 15% Citigroup World Government Bond Index (WGBI)SM replaced the 21% Citigroup Broad Investment Grade Index and 9% Citigroup World Government Bond ex US Index (WGBI)SM. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Frontier Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Frontier Fund Class A and Class Y shares versus the MSCI World Free Index (net) and the GSMI Mutual Fund Index from July 26, 2007, which is the inception date of the two classes, through June 30, 2009. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Frontier Fund Class A vs.
MSCI World Free Index (net) and GSMI Mutual Fund Index

Wealth value with dividends reinvested

Indices are started on July 31, 2007

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS Global Frontier Fund Class Y vs.
MSCI World Free Index (net) and GSMI Mutual Fund Index

Wealth value with dividends reinvested

Indices are started on July 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Frontier Fund

Top ten long-term fixed income

holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
US Treasury Notes, 3.125%, due 05/15/19	1.4%
US Treasury Notes, 0.875%, due 04/30/11	1.1
Bundesrepublik Deutschland, 4.500%, due 01/04/13	0.7
Government of Netherlands, 5.000%, due 07/15/12	0.6
UK Gilts, 5.000%, due 03/07/12	0.5
Bundesrepublik Deutschland, 3.750%, due 01/04/19	0.5
Buoni Poliennali Del Tesoro, 4.250%, due 08/01/13	0.5
Government of France, 4.250%, due 10/25/17	0.4
US Treasury Notes, 2.250%, due 05/31/14	0.4
Buoni Poliennali Del Tesoro, 4.500%, due 08/01/18	0.3
Total	6.4%

Country exposure, top five (unaudited)(2)

As of June 30, 2009

Percentage of net assets
United States	5.0%
Germany	1.7
United Kingdom	1.5
Netherlands	1.0
France	1.0
Total	10.2%

(1)  Figures represent the direct investments of the UBS Global Frontier Fund. Figures could be different if a breakdown of the underlying investment companies was included.

(2)  Figures represent the direct investments of the UBS Global Frontier Fund. If a breakdown of the underlying investment companies was included the country exposure percentages would be as follows: Unites States: 37.4%, United Kingdom: 5.1%, Japan: 4.9%, China: 3.9%, Germany: 3.3%.

UBS Global Frontier Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2009

Bonds Corporate bonds
Commercial banks	0.13%
Diversified financial services	0.13
Total corporate bonds	0.26
Asset-backed securities	0.07
Commercial mortgage-backed securities	0.07
Mortgage & agency debt securities	0.85
US government obligations	4.02
Non US-government obligations	7.21
Sovereign/supranational bond	0.07
Total bonds	12.55
Investment companies
UBS Corporate Bond Relationship Fund	6.81
UBS Emerging Markets Equity Relationship Fund	13.96
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	10.97
UBS High Yield Relationship Fund	4.45
UBS International Equity Relationship Fund	11.34
UBS U.S. Large Cap Equity Relationship Fund	18.81
UBS U.S. Large Cap Growth Equity Relationship Fund	4.36
Total investment companies	70.70
Short-term investment	10.33
Total investments	93.58
Cash and other assets, less liabilities	6.42
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Global Frontier Fund—Portfolio of investments

June 30, 2009

Security description	Face amount		Value
Bonds—12.55%
Corporate bonds—0.26%
Germany—0.06%
Hypothekenbank in Essen AG, 3.750%, due 09/28/12	EUR	25,000	$36,071
Ireland—0.06%
GE Capital European Funding, 4.625%, due 08/23/10	EUR	25,000	35,837
Italy—0.04%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	EUR	20,000	28,618
Netherlands—0.10%
E.ON International Finance BV, 5.125%, due 10/02/12	EUR	30,000	44,849
Rabobank Nederland NV, 4.125%, due 04/04/12		15,000	21,901
Total Netherlands corporate bonds			66,750
Total corporate bonds (cost $171,313)			167,276
Asset-backed securities—0.07%
United States—0.07%
Ford Credit Auto Owner Trust, Series 2007-B, Class A3A, 5.150%, due 11/15/11		$20,000	20,507
Irwin Home Equity Corp., Series 2005-C, Class 1M3, 6.150%, due 04/25/30(1),(2)		68,065	27,226
Total asset-backed securities (cost $86,421)			47,733
Commercial mortgage-backed securities—0.07%
United States—0.07%
Greenwich Capital Commercial Funding Corp., Series 2006-RR1, Class A1, 5.961%, due 03/18/49(3),(4)		200,000	24,000
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, due 11/10/39		20,000	18,668
Total commercial mortgage- backed securities (cost $221,594)			42,668
Mortgage & agency debt securities—0.85%
United States—0.85%
Federal Home Loan Mortgage Corp.,† 5.750%, due 09/15/10		25,000	36,738
Federal Home Loan Mortgage Corp. Gold Pools,† #G04437, 5.000%, due 08/01/37		106,804	108,786
#G02922, 5.500%, due 04/01/37		96,995	100,313

Security description	Face amount		Value
United States—(concluded)
Federal National Mortgage Association,† 2.500%, due 05/15/14		$150,000	$147,462
Federal National Mortgage Association Pools,† #555591, 5.500%, due 07/01/33		69,486	72,102
Wells Fargo Mortgage Backed Securities Trust, Series 2005-14, Class 2B1, 5.500%, due 12/25/35		349,995	85,677
Total mortgage & agency debt securities (cost $798,536)			551,078
US government obligations—4.02%
US Treasury Bonds, 3.500%, due 02/15/39		185,000	159,968
5.375%, due 02/15/31		85,000	97,564
US Treasury Notes, 0.875%, due 04/30/11		695,000	692,964
0.875%, due 05/31/11		165,000	164,408
2.250%, due 05/31/14		250,000	246,640
2.625%, due 06/30/14		170,000	170,532
3.125%, due 05/15/19		965,000	933,338
4.625%, due 07/31/12		120,000	130,640
Total US government obligations (cost $2,580,519)			2,596,054
Non US-government obligations—7.21%
Austria—0.33%
Republic of Austria, 4.350%, due 03/15/19(3)	EUR	150,000	213,885
Belgium—0.32%
Belgium Kingdom, 5.500%, due 09/28/17	EUR	130,000	204,756
Canada—0.09%
Government of Canada, 4.000%, due 06/01/16	CAD	60,000	55,108
Finland—0.31%
Government of Finland, 3.875%, due 09/15/17	EUR	140,000	200,836
France—0.99%
Government of France, 3.750%, due 04/25/21	EUR	145,000	199,223
4.000%, due 04/25/18		40,000	57,772
4.250%, due 10/25/17		190,000	279,447
4.750%, due 04/25/35		70,000	103,676
			640,118
Germany—1.62%
Bundesrepublik Deutschland, 3.750%, due 01/04/19	EUR	210,000	304,703
4.500%, due 01/04/13		325,000	491,717
4.750%, due 07/04/34		120,000	179,271

UBS Global Frontier Fund—Portfolio of investments

June 30, 2009

Security description	Face amount		Value
Bonds—(concluded)
Non US-government obligations—(concluded)
Germany—(concluded)
Bundesschatzanweisungen, 4.000%, due 09/10/10	EUR	20,000	$29,050
Kreditanstalt fuer Wiederaufbau, 4.625%, due 10/12/12		30,000	44,947
			1,049,688
Italy—0.99%
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37	EUR	120,000	140,064
4.250%, due 08/01/13		195,000	287,102
4.500%, due 08/01/18		150,000	215,766
			642,932
Netherlands—0.91%
Government of Netherlands, 4.000%, due 07/15/18	EUR	140,000	200,857
5.000%, due 07/15/12		255,000	388,195
			589,052
Spain—0.08%
Government of Spain, 6.000%, due 01/31/29	EUR	30,000	48,534
Sweden—0.09%
Government of Sweden, 6.750%, due 05/05/14	SEK	390,000	59,845
United Kingdom—1.48%
UK Gilts, 2.250%, due 03/07/14	GBP	125,000	197,424
4.500%, due 03/07/19		110,000	192,690
4.750%, due 12/07/38		55,000	95,612
5.000%, due 03/07/12		190,000	334,697
8.000%, due 06/07/21		60,000	138,459
			958,882
Total non US-government obligations (cost $4,469,634)			4,663,636

Security description	Face amount		Value
Sovereign/supranational bond—0.07%
European Investment Bank, 5.375%, due 10/15/12 (cost $45,495)	EUR	30,000	$45,878
Total bonds (cost $8,373,512)			8,114,323
	Units
Investment companies—70.70%
UBS Corporate Bond Relationship Fund*(5)		369,601	4,401,841
UBS Emerging Markets Equity Relationship Fund*(5)		359,641	9,024,979
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*(5)		632,471	7,092,092
UBS High Yield Relationship Fund*(5)		148,226	2,879,802
UBS International Equity Relationship Fund*(5)		554,930	7,330,241
UBS U.S. Large Cap Equity Relationship Fund*(5)		894,650	12,161,156
UBS U.S. Large Cap Growth Equity Relationship Fund*(5)		308,759	2,818,201
Total investment companies (cost $40,611,372)			45,708,312
Short-term investment—10.33%
Investment company—10.33%
UBS Cash Management Prime Relationship Fund, 0.384%(5),(6) (cost $6,677,130)		6,677,130	6,677,130
Total investments—93.58% (cost $55,662,014)			60,499,765
Cash and other assets, less liabilities—6.42%			4,152,320
Net assets—100.00%			$64,652,085

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $85,544,172; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(25,044,407)
Net unrealized depreciation of investments	$(25,044,407)

*  Non-income producing security.

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

(1)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.

(2)  Security is illiquid. At June 30, 2009, this security amounted to $27,226 or 0.04% of net assets.

UBS Global Frontier Fund—Portfolio of investments

June 30, 2009

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $237,885 or 0.37% of net assets.

(4)  Floating rate security—The interest rates shown are the current rates as of June 30, 2009.

(5)  Investment in affiliated mutual fund.

(6)  The rate shown reflects the yield at June 30, 2009.

GS  Goldman Sachs

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

SEK  Swedish Krona

Forward foreign currency contracts

UBS Global Frontier Fund had the following open forward foreign currency contracts as of June 30, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Brazilian Real	740,000	USD	360,448	09/03/09	$(12,413)
Japanese Yen	80,300,000	USD	841,957	09/03/09	7,798
Swiss Franc	1,155,000	USD	1,063,301	09/03/09	(519)
United States Dollar	993,262	AUD	1,230,000	09/03/09	(6,777)
United States Dollar	2,211,284	CAD	2,435,000	09/03/09	(117,093)
United States Dollar	1,070,852	CHF	1,155,000	09/03/09	(7,033)
United States Dollar	2,486,899	EUR	1,775,000	09/03/09	3,125
United States Dollar	3,114,290	GBP	1,895,000	09/03/09	3,155
United States Dollar	9,277,850	JPY	907,100,000	09/03/09	145,132
United States Dollar	4,341,907	SEK	33,330,000	09/03/09	(22,121)
United States Dollar	713,173	TWD	22,900,000	09/03/09	(7,319)
Net unrealized depreciation on forward foreign currency contracts					$(14,065)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

TWD  New Taiwan Dollar

USD  United States Dollar

Futures contracts

UBS Global Frontier Fund had the following open futures contracts as of June 30, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
US Long Bond, 42 contracts (USD)	September 2009	$4,864,826	$4,971,094	$106,268
10 Year US Treasury Notes, 85 contracts (USD)	September 2009	9,757,733	9,882,578	124,845
US treasury futures sell contracts:
2 Year US Treasury Notes, 90 contracts (USD)	September 2009	(19,408,212)	(19,459,687)	(51,475)

UBS Global Frontier Fund—Portfolio of investments

June 30, 2009

Futures contracts—(concluded)

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
Amsterdam Exchange Index, 21 contracts (EUR)	July 2009	$1,493,180	$1,496,819	$3,639
CAC 40 Index, 37 contracts (EUR)	July 2009	1,678,339	1,631,708	(46,631)
DAX Index, 3 contracts (EUR)	September 2009	509,183	508,476	(707)
Dow Jones EURO STOXX 50 Index, 83 contracts (EUR)	September 2009	2,826,987	2,800,565	(26,422)
FTSE 100 Index, 106 contracts (GBP)	September 2009	7,497,253	7,383,743	(113,510)
FTSE MIB Index, 7 contracts (EUR)	September 2009	936,666	942,324	5,658
IBEX 35 Index, 6 contracts (EUR)	July 2009	797,584	820,491	22,907
OMX Stockholm 30 Index, 69 contracts (SEK)	July 2009	710,251	712,078	1,827
Russell 2000 Index, 60 contracts (USD)	September 2009	3,144,780	3,043,200	(101,580)
S&P 500 Index, 80 contracts (USD)	September 2009	18,711,280	18,310,000	(401,280)
TOPIX Index, 45 contracts (JPY)	September 2009	4,338,291	4,292,753	(45,538)
Index futures sell contracts:
S&P Toronto Stock Exchange 60 Index, 3 contracts (CAD)	September 2009	(332,281)	(323,484)	8,797
SPI 200 Index, 2 contracts (AUD)	September 2009	(161,982)	(156,327)	5,655
Net unrealized depreciation on futures contracts				$(507,547)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

USD  United States Dollar

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$167,276	$—	$167,276
Asset-backed securities	—	20,507	27,226	47,733
Commercial mortgage-backed securities	—	42,668	—	42,668
Mortgage & agency debt securities	—	551,078	—	551,078
US government obligations	—	2,596,054	—	2,596,054
Non US-government obligations	—	4,663,636	—	4,663,636
Sovereign/supranational bond	—	45,878	—	45,878
Investment companies	—	45,708,312	—	45,708,312
Short-term investment	—	6,677,130	—	6,677,130
Other financial instruments(1)(2)	(507,547)	(14,065)	—	(521,612)
Total	$(507,547)	$60,458,474	$27,226	$59,978,153

(1)  The Fund may hold investments which have been fair valued in accordance with the Fund's fair valuation policy as of June 30, 2009, which may result in movement between Level 1 and Level 2.

(2)  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

UBS Global Frontier Fund—Portfolio of investments

June 30, 2009

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Asset-backed securities	Total
Assets
Beginning balance	$5,611	$5,611
Total gains or losses (realized/unrealized) included in earnings(a)	(514)	(514)
Purchases, sales, issuances, and settlements (net)	(5,097)	(5,097)
Transfers in and/or out of Level 3	27,226	27,226
Ending balance	$27,226	$27,226
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09.	$(40,449)	$(40,449)

(a)  Does not include unrealized losses of ($105,208) related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements.

UBS Global Equity Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS Global Equity Fund (the "Fund") declined 24.86% (Class A shares declined 29.00% after the deduction of the maximum sales charge), while Class Y shares declined 24.52%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index"), declined 29.50% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 63; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund outperformed its benchmark during the reporting period primarily due to widespread stock selection gains within most sectors and industry groups.

Portfolio performance summary

What worked

•  Stock selection contributed positively in seven out of the 10 global sectors during the reporting period, with security decisions in financials and industrials, respectively, making the strongest contributions to performance.

•  Within financials, outperformance was driven by holdings in banks and real estate, including positions in Barclays, ING Groep and BNP Paribas. While we reduced the Fund's holdings in each following strong gains in the second half of the reporting period, the Fund retained positions in all three companies.

–  Avoiding Bank of America through most of the reporting period also contributed strongly to performance, as the company's stock price fell substantially. However, toward the end of the reporting period we purchased the stock, as we thought that the shares had fallen more than we believed to be justified.

–  Stock selection within real estate was also positive. The Fund's overweight positions in New World Development in China and CapitaLand in Singapore were key contributors.

•  Within industrials, outperformance was driven by holdings in the capital goods subsector. Avoiding General Electric, which dramatically underperformed during the period, was a key positive contributor to the Fund's relative performance, as was the Fund's position in Jardine Matheson, an Asia-based conglomerate. (For details, see "Portfolio highlights.")

What didn't work

•  Stock selection within telecom services was the largest negative contributor to performance during the 12-month period. Within telecoms, the largest single negative contributor to performance was Sprint Nextel, which fell substantially and was sold during the period. Not holding Telefonica also detracted, as that stock significantly outperformed the Index.

•  Notable positive contributions from NTT DoCoMo, which was sold from the Fund during the period, as well as Telekom Austria failed to make up for the negative contributions from Sprint Nextel

UBS Global Equity Fund

and Telefonica, which was also sold from the Fund during the period. As a result, the telecom services sector hurt performance overall.

•  The Fund's exposures within energy also hindered relative performance. Overweight positions in Peabody Energy and Halliburton were the largest negative stock contributors. Despite holding an overweight in Tullow Oil—one of the Fund's strongest performers during the period—holdings in the energy sector were negative for performance overall. (For details, see "Portfolio highlights.")

•  Despite some successes within the sector, stock selection in the health care sector hurt performance. On the positive side, an overweight to Wyeth benefited performance, and was sold from the Fund following gains. However, an underweight in pharmaceutical stocks, including not holding GlaxoSmithKline, AstraZeneca and Johnson & Johnson, which held up well during the period, detracted from performance.

Portfolio highlights

•  Jardine Matheson was introduced as a new holding toward the end of the reporting period. Jardine Matheson is a Singapore-listed, Asia-based conglomerate with a premium office portfolio in Hong Kong and an expanding supermarket franchise in India and Southeast Asia. Because its diverse mix of strong franchises was trading at what we considered an unusually large discount, we purchased the shares. This holding has already started to contribute strongly to Fund performance, and we continue to find it attractive.

•  Ahold is a Netherlands-based food retailer that dominates its domestic market. In addition, Ahold has strong positions in certain retail businesses in the US, Czech Republic and Slovakia, as well as holdings of Nordic and Portuguese retailers. The company has operated successfully through the downturn, its shares outperforming strongly during the 12-month period, and the Fund sold the position.

•  Tullow Oil is a UK-based oil and gas company with extensive interests in Africa and a strong exploration track record. The shares outperformed strongly during the period following ongoing exploration success. Although some shares were sold in order to take profits from them, Tullow remains an overweight position in the Fund. We continue to believe that further potential from its fields in Uganda, India and Ghana is still not yet fully priced into the shares.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS Global Equity Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	5 years	10 years	Inception(1)
Before deducting	Class A(2)	(24.86)%	(0.36)%	0.33%	1.75%
maximum sales charge	Class B(3)	(25.39)	(1.10)	N/A	0.68
	Class C(4)	(25.46)	(1.10)	N/A	0.50
	Class Y(5)	(24.52)	(0.08)	0.65	4.50
After deducting maximum	Class A(2)	(29.00)	(1.48)	(0.24)	1.28
sales charge	Class B(3)	(28.90)	(1.48)	N/A	0.68
	Class C(4)	(26.16)	(1.10)	N/A	0.50
MSCI World Free Index (net)(6)		(29.50)	0.03	(0.85)	4.38

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.33% and 1.27%; Class B—2.07% and 2.02%; Class C—2.13% and 2.02%; Class Y—0.98% and 0.98%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are December 11, 2001 and November 27, 2001, respectively. Inception date of Class Y shares is January 28, 1994. The inception return of the index is calculated as of January 31, 1994, which is the closest month-end to the inception date of the oldest share class (Class Y).

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Equity Fund Class A and Class Y shares versus the MSCI World Free Index (net) over the 10 years ended June 30, 2009. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Equity Fund Class A vs. MSCI World Free Index (net)

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS Global Equity Fund Class Y vs. MSCI World Free Index (net)

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://ww.ubs.com.

UBS Global Equity Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
Vodafone Group PLC	2.4%
Roche Holding AG	2.3
Japan Tobacco, Inc.	2.2
Intel Corp.	1.9
Nomura Holdings, Inc.	1.8
Exelon Corp.	1.7
CRH PLC	1.6
BNP Paribas	1.6
Adecco SA	1.5
Bank of America Corp.	1.5
Total	18.5%

Country exposure, top five (unaudited)(2)

As of June 30, 2009

Percentage of net assets
United States	42.6%
Japan	12.1
United Kingdom	10.1
Switzerland	4.4
Australia	2.6
Total	71.8%

(1)  Figures represent the direct investments of the UBS Global Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

(2)  Figures represent the industry breakdown of direct investments of the UBS Global Equity Fund. If a breakdown of the underlying investment company was included, the country exposure percentages would be as follows: United States: 42.6%, Japan: 12.1%, United Kingdom: 10.1%, China: 5.5%, Switzerland: 4.4%.

UBS Global Equity Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2009

Common stocks
Airlines	1.95%
Auto components	1.02
Automobiles	1.19
Beverages	1.84
Biotechnology	0.96
Capital markets	3.57
Chemicals	2.70
Commercial banks	6.07
Commercial services & supplies	2.58
Communications equipment	2.51
Computers & peripherals	1.59
Construction materials	1.65
Consumer finance	0.74
Diversified financial services	2.58
Diversified telecommunication services	2.84
Electric utilities	1.71
Energy equipment & services	1.66
Food & staples retailing	1.40
Health care equipment & supplies	3.29
Health care providers & services	0.82
Household durables	0.79
Independent power producers & energy traders	0.72
Industrial conglomerates	0.61
Insurance	2.65
Internet & catalog retail	1.21
Machinery	2.97
Marine	0.87
Media	2.31
Metals & mining	0.93%
Multiline retail	0.89
Multi-utilities	1.06
Office electronics	1.03
Oil, gas & consumable fuels	5.05
Personal products	1.79
Pharmaceuticals	4.55
Professional services	1.48
Real estate investment trusts (REITs)	0.95
Real estate management & development	1.82
Semiconductors & semiconductor equipment	2.55
Software	3.35
Specialty retail	0.92
Textiles, apparel & luxury goods	0.83
Tobacco	3.37
Trading companies & distributors	1.34
Wireless telecommunication services	2.36
Total common stocks	89.07
Investment company
UBS Emerging Markets Equity Completion Relationship Fund	9.33
Rights	0.22
Short-term investment	0.05
Investment of cash collateral from securities loaned	1.71
Total investments	100.38
Liabilities, in excess of cash and other assets	(0.38)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS Global Equity Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—89.07%
Australia—2.43%
Qantas Airways Ltd.	783,070	$1,263,221
QBE Insurance Group Ltd.	73,291	1,169,418
Rio Tinto Ltd.(1)	36,306	1,519,487
Total Australia common stocks		3,952,126
Austria—1.39%
Telekom Austria AG(1)	144,182	2,255,928
Belgium—0.84%
Anheuser-Busch InBev NV	37,761	1,367,045
Cayman Islands—0.70%
Seagate Technology	108,300	1,132,818
China—2.56%
Bank of East Asia Ltd.	538,780	1,641,482
Jardine Matheson Holdings Ltd.	36,400	995,859
New World Development Ltd.	846,000	1,527,092
Total China common stocks		4,164,433
Finland—1.28%
Nokia Oyj	142,215	2,075,439
France—1.56%
BNP Paribas(1)	39,205	2,544,165
Germany—1.84%
Metro AG	17,860	853,756
Muenchener Rueckversicherungs- Gesellschaft AG	15,804	2,137,407
Total Germany common stocks		2,991,163
Guernsey—0.33%
Resolution Ltd.*	369,621	542,180
Ireland—1.65%
CRH PLC	117,433	2,692,288
Japan—12.06%
Canon, Inc.	51,600	1,679,423
Japan Tobacco, Inc.	1,121	3,494,108
Kuraray Co., Ltd.	103,500	1,147,270
Mitsubishi Corp.	118,900	2,183,620
Mitsui OSK Lines Ltd.	220,000	1,419,304
Nintendo Co., Ltd.	4,200	1,155,857
Nissan Motor Co. Ltd.	321,000	1,937,956
Nomura Holdings, Inc.	342,000	2,865,317
Shin-Etsu Chemical Co., Ltd.	30,900	1,427,124
Sumitomo Mitsui Financial Group, Inc.	57,200	2,313,076
Total Japan common stocks		19,623,055
Netherlands—1.49%
ASML Holding NV	52,527	1,139,324
ING Groep NV CVA	128,158	1,289,923
Total Netherlands common stocks		2,429,247

Security description	Shares	Value
Norway—2.13%
Petroleum Geo-Services ASA*	176,800	$1,102,491
Telenor ASA*	306,300	2,364,585
Total Norway common stocks		3,467,076
Singapore—0.88%
CapitaLand Ltd.	564,000	1,432,439
Spain—0.92%
Inditex SA	31,186	1,498,719
Switzerland—4.37%
Adecco SA	57,690	2,409,165
Nobel Biocare Holding AG	47,047	1,031,363
Roche Holding AG	27,031	3,677,534
Total Switzerland common stocks		7,118,062
United Kingdom—10.06%
Barclays PLC	323,815	1,508,243
British Land Co. PLC	244,774	1,543,734
British Sky Broadcasting Group PLC	283,845	2,129,333
Home Retail Group PLC	458,270	1,965,458
Imperial Tobacco Group PLC	76,364	1,986,171
Man Group PLC	289,505	1,328,786
Tullow Oil PLC	133,473	2,064,993
Vodafone Group PLC	1,985,246	3,837,428
Total United Kingdom common stocks		16,364,146
United States—42.58%
Aflac, Inc.	32,300	1,004,207
Allergan, Inc.	34,000	1,617,720
Apple, Inc.*	10,200	1,452,786
Bank of America Corp.	179,500	2,369,400
BorgWarner, Inc.(1)	48,600	1,659,690
Cisco Systems, Inc.*	106,900	1,992,616
Coach, Inc.	50,300	1,352,064
Comcast Corp., Class A	112,600	1,631,574
Covidien PLC	61,804	2,313,942
Discover Financial Services	117,283	1,204,496
Dr. Pepper Snapple Group, Inc.*	76,900	1,629,511
Dynegy, Inc., Class A*	513,400	1,165,418
EOG Resources, Inc.	25,700	1,745,544
Estee Lauder Cos., Inc., Class A	35,600	1,163,052
Exelon Corp.	54,400	2,785,824
Fortune Brands, Inc.	37,100	1,288,854
Genzyme Corp.*	28,100	1,564,327
Halliburton Co.	77,100	1,595,970
Hess Corp.	28,300	1,521,125
Illinois Tool Works, Inc.	60,600	2,262,804
Ingersoll-Rand Co., Ltd., Class A	68,800	1,437,920
Intel Corp.	181,700	3,007,135
Intuit, Inc.*	53,900	1,517,824
JC Penney Co., Inc.	50,700	1,455,597
Mead Johnson Nutrition Co., Class A	54,763	1,739,821
Monsanto Co.	24,200	1,799,028
Morgan Stanley	56,800	1,619,368

UBS Global Equity Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(concluded)
United States—(concluded)
PACCAR, Inc.	35,000	$1,137,850
Peabody Energy Corp.	34,000	1,025,440
Pfizer, Inc.	140,800	2,112,000
Pitney Bowes, Inc.	99,600	2,184,228
Republic Services, Inc.	82,300	2,008,943
Sempra Energy	34,600	1,717,198
Southwest Airlines Co.	283,900	1,910,647
Symantec Corp.*	85,365	1,328,279
Sysco Corp.	62,800	1,411,744
Ultra Petroleum Corp.*	47,700	1,860,300
UnitedHealth Group, Inc.	53,600	1,338,928
VMware, Inc., Class A*(1)	53,012	1,445,637
Wells Fargo & Co.	77,000	1,868,020
Zimmer Holdings, Inc.*	47,500	2,023,500
Total United States common stocks		69,270,331
Total common stocks (cost $138,506,438)		144,920,660

Security description	Units	Value
Investment company—9.33%
UBS Emerging Markets Equity Completion Relationship Fund*(2) (cost $12,605,627)	1,336,404	$15,173,928
	Number of rights
Rights—0.22%
Australia—0.22%
Rio Tinto Ltd., expires 7/1/09* (cost $358,560)	19,059	363,191
	Units
Short-term investment—0.05%
Investment company—0.05%
UBS Cash Management Prime Relationship Fund, 0.384%(2),(3) (cost $75,974)	75,974	75,974
	Shares
Investment of cash collateral from securities loaned—1.71%
UBS Private Money Market Fund LLC, 0.488%(2),(3) (cost $2,774,813)	2,774,813	2,774,813
Total investments—100.38% (cost $154,321,412)		163,308,566
Liabilities, in excess of cash and other assets—(0.38)%		(610,144)
Net assets—100.00%		$162,698,422

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $164,643,501; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$13,564,994
Gross unrealized depreciation	(14,899,929)
Net unrealized depreciation of investments	$(1,334,935)

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at June 30, 2009.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at June 30, 2009.

CVA  Dutch certification—depository certificate

UBS Global Equity Fund—Portfolio of investments

June 30, 2009

Forward foreign currency contracts

UBS Global Equity Fund had the following open forward foreign currency contracts as of June 30, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Brazilian Real	1,920,000	USD	960,240	07/27/09	$(14,838)
Great Britain Pound	1,385,000	USD	2,270,493	09/03/09	(7,956)
Hong Kong Dollar	22,775,000	USD	2,939,867	09/03/09	(421)
Japanese Yen	175,200,000	USD	1,801,360	09/03/09	(18,623)
Korean Won	1,158,000,000	USD	868,066	07/27/09	(42,348)
New Taiwan Dollar	26,500,000	USD	784,024	07/27/09	(28,512)
Norwegian Krone	9,700,000	USD	1,523,265	09/03/09	17,222
Norwegian Krone	7,700,000	USD	1,186,342	09/03/09	(9,177)
Singapore Dollar	1,265,000	USD	872,143	09/03/09	(867)
Swiss Franc	1,465,000	EUR	970,070	09/03/09	11,496
Swiss Franc	1,930,000	USD	1,789,390	09/03/09	11,751
United States Dollar	783,304	AUD	970,000	09/03/09	(5,345)
United States Dollar	8,640,809	CAD	9,515,000	09/03/09	(457,552)
United States Dollar	674,863	DKK	3,590,000	09/03/09	730
United States Dollar	1,963,740	EUR	1,405,000	09/03/09	7,236
United States Dollar	928,535	GBP	565,000	09/03/09	941
United States Dollar	850,773	HKD	6,590,000	09/03/09	6
United States Dollar	912,530	KRW	1,158,000,000	07/27/09	(2,116)
United States Dollar	6,458,799	SEK	49,580,000	09/03/09	(32,906)
Net unrealized depreciation on forward foreign currency contracts					$(571,279)

Currency type abbreviations:

AUD   Australian Dollar

CAD   Canadian Dollar

DKK   Danish Krone

EUR   Euro

GBP   Great Britain Pound

HKD   Hong Kong Dollar

KRW   Korean Won

SEK   Swedish Krona

USD   United States Dollar

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$70,403,149	$74,517,511	$—	$144,920,660
Right	—	363,191	—	363,191
Investment company	—	15,173,928	—	15,173,928
Short-term investment	—	75,974	—	75,974
Investment of cash collateral from securities loaned	—	2,774,813	—	2,774,813
Other financial instruments(2)	—	(571,279)	—	(571,279)
Total	$70,403,149	$92,334,138	$—	$162,737,287

(1)  The Fund may hold investments which have been fair valued in accordance with the Fund's fair valuation policy as of June 30, 2009, which may result in movement between Level 1 and Level 2.

(2)  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS International Equity Fund (the "Fund") declined 26.75% (Class A shares declined 30.78% after the deduction of the maximum sales charge), while Class Y shares declined 26.62%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index") declined 31.62% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 73; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund outperformed its benchmark during the reporting period primarily due to strong stock selection within most sectors and industry groups.

Investing in international growth in UBS International Equity Fund

At UBS Global Asset Management, we continually review our strategies in an effort to ensure that they are optimally positioned to meet clients' needs. After careful analysis, it was determined that allocating a portion of the Fund's portfolio to actively managed international growth equities could potentially have a positive impact on the Fund's risk-adjusted return.

The Fund implemented this addition to International Growth Equities effective January 21, 2009 by selling a portion of its International Core Equity strategy component (that is, the portion using our fundamental price/value approach), and using the proceeds to buy the International Growth Equity strategy component.

By including growth equities in the Fund, we hope to achieve stronger performance versus the benchmark on both an absolute and a risk-adjusted basis. We have a high degree of conviction in the skill of our International Growth Equity strategy team and in its ability to generate value-added results.

Portfolio performance summary

What worked

•  For the Fund as a whole, stock selection contributed positively in most global sectors during the year. In particular, stock selection within the financial sector was the strongest positive contributor during the period, while stock selection within the energy sector was the second-strongest positive contributor.

•  Within financials, outperformance was driven by holdings in the real estate and bank subsectors.

•  In real estate, overweight positions in New World Development in China and CapitaLand in Singapore were the key positive contributors. New holdings included QBE Insurance, CapitaLand and British Land (For details, see "Portfolio highlights.")

•  Within banks, the Fund benefited by avoiding Royal Bank of Scotland, whose shares fell steeply during the period. Activity during the period included closing out the Fund's positions in Bank of Yokohama, National Australia Bank and AXA. We have recently trimmed the Fund's holdings in Barclays and BNP Paribas after exceptionally strong performance, but the Fund retains positions in both companies. Additionally, ICICI Bank was among the strongest bank stocks the Fund held. (For details, see "Portfolio highlights.")

UBS International Equity Fund

•  Holdings in the materials group contributed positively to Fund returns. One standout was mining company Teck Resources, which was the Fund's top-performing name during the reporting period. (For details, see "Portfolio highlights.")

•  Within energy, outperformance was driven by the Fund's exposure to Tullow Oil, as well as avoiding poor performers in the sector. Despite seeing its shares fall in absolute terms during the year, holding an overweight position in Tullow Oil was still one of the key positive performance contributors, as Tullow significantly outperformed the falling market. (For details, see "Portfolio highlights.")

  Many other stocks in the energy sector did not fare as well. Avoiding Suncor, Royal Dutch Shell and Canadian Natural Resources were all notably successful decisions for the Fund, as these shares fell sharply.

•  Several sector allocation decisions made positive contributions to overall Fund returns, as well. Overweights to materials stocks added to performance as commodity prices rebounded strongly during the second quarter of 2009. We increased the Fund's weight in materials as the sector was supported by industry consolidation.

•  The Fund's country weightings contributed positively to performance during the period. Underweights to Switzerland, the United Kingdom and Canada contributed positively to Fund performance overall for the 12-month period.

What didn't work

•  Utilities was the worst-performing sector for the Fund as a whole during the period, primarily due to stock selection.

•  The Fund's exposure to E.On, the power company operating in Germany and the UK, was a significant detractor within this sector. We have added to the Fund's holdings in E.On during the recent share price weakness, as we still find it attractive.

•  Not holding a number of other utility stocks around the world combined to materially detract from performance. Investors found the relatively defensive nature of the sector compelling. On balance, we find the valuations of utility companies unattractive, and so continue to underweight the sector as a whole.

•  An underweight to and stock selection within the industrials sector hindered returns.

•  Several country weights hindered the relative returns of the Fund as a whole. Underweights to Japan, France and Australia were negative for the period.

UBS International Equity Fund

Portfolio highlights

•  ICICI Bank, India's largest consumer lender, performed strongly. This was fueled by optimism that Prime Minister Manmohan Singh's Congress party victory in May will enable the party to implement reforms to boost economic growth. With a strong presence in retail and corporate banking, ICICI is looking to take advantage of its strong brand, multi-channel distribution network and wide product offering to grow market share in the Indian financial services market.

•  Canadian miner Teck Resources had a very strong first half of 2009, as it took steps to strengthen its balance sheet by divesting some assets and issuing long-term bonds. The market anticipates that the company will divest itself of more of its coal assets.

•  Tullow Oil is a UK-based oil and gas company with extensive interests in Africa and a strong exploration track record. The shares outperformed strongly during the period following ongoing exploration success, adding to performance. Despite taking some profits from the Fund's holding, Tullow remains an overweight position. We continue to believe that further potential from its fields in Uganda, India and Ghana are still not yet fully priced into the shares.

•  Nippon Electric Glass Co. Ltd., one of three major suppliers globally of glass used in the manufacturing of LCD panels, continued its rise as LCD panel demand and pricing outpaced expectations, which benefited performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS International Equity Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	5 years	10 years	Inception(1)
Before deducting	Class A(2)	(26.75)%	1.24%	0.65%	1.19%
maximum sales charge	Class B(3)	(27.30)	0.47	N/A	2.63
	Class C(4)	(27.33)	0.47	N/A	2.43
	Class Y(5)	(26.62)	1.43	0.86	3.46
After deducting maximum	Class A(2)	(30.78)	0.10	0.08	0.71
sales charge	Class B(3)	(30.62)	0.17	N/A	2.63
	Class C(4)	(27.99)	0.47	N/A	2.43
MSCI World Free ex USA Index (net)(6)		(31.62)	2.87	1.63	4.10

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.35% and 1.28%; Class B—2.28% and 2.03%; Class C—2.16% and 2.03%; Class Y—1.16% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies and interest expense) so that total operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) of the Fund do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

(1)  Inception date of UBS International Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are February 12, 2002 and January 25, 2002, respectively. Inception date of Class Y shares and the index is August 31, 1993.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of June 2007, the index consisted of 22 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses. Inception date of the MSCI World Free ex USA Index (net) is December 31, 1997.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS International Equity Fund Class A and Class Y shares versus the MSCI World Free ex USA Index (net) over the 10 years ended June 30, 2009. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS International Equity Fund Class A vs. MSCI World Free ex USA Index (net)

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS International Equity Fund Class Y vs. MSCI World Free ex USA Index (net)

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2009

Percentage of net assets
Nomura Holdings, Inc.	2.0%
Roche Holding AG	1.9
Total SA	1.9
Vodafone Group PLC	1.8
Mitsubishi Corp.	1.5
Canon, Inc.	1.5
BNP Paribas	1.5
E.ON AG	1.4
Japan Tobacco, Inc.	1.4
Vale SA	1.3
Total	16.2%

Country exposure, top five (unaudited)

As of June 30, 2009

Percentage of net assets
Japan	19.5%
United Kingdom	15.0
China	7.4
Germany	7.2
Switzerland	6.1
Total	55.2%

UBS International Equity Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2009

Common stocks
Aerospace & defense	0.98%
Airlines	0.90
Automobiles	4.16
Beverages	0.90
Building products	0.47
Capital markets	3.07
Chemicals	3.54
Commercial banks	12.69
Communications equipment	0.34
Construction materials	0.91
Diversified financial services	2.24
Diversified telecommunication services	2.06
Electric utilities	2.82
Electrical equipment	1.37
Electronic equipment, instruments & components	1.90
Energy equipment & services	2.31
Food & staples retailing	2.05
Food products	1.78
Health care equipment & supplies	0.93
Hotels, restaurants & leisure	0.47
Household durables	0.56
Household products	0.89
Independent power producers & energy traders	0.23
Industrial conglomerates	0.47
Insurance	3.56
Internet & catalog retail	0.54
Internet software & services	0.19
IT services	1.07%
Machinery	2.49
Marine	0.62
Media	1.03
Metals & mining	5.52
Multi-utilities	0.73
Office electronics	1.50
Oil, gas & consumable fuels	7.59
Pharmaceuticals	4.63
Professional services	0.56
Real estate investment trusts (REITs)	0.35
Real estate management & development	3.99
Semiconductors & semiconductor equipment	1.50
Software	2.28
Specialty retail	2.11
Textiles, apparel & luxury goods	0.40
Tobacco	2.22
Trading companies & distributors	2.01
Wireless telecommunication services	3.87
Total common stocks	96.80
Rights	0.13
Warrants	0.00
Short-term investment	2.48
Investment of cash collateral from securities loaned	9.00
Total investments	108.41
Liabilities, in excess of cash and other assets	(8.41)
Net assets	100.00%

UBS International Equity Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—96.80%
Australia—2.83%
AMP Ltd.	95,072	$372,520
BHP Billiton Ltd.	18,193	498,623
Incitec Pivot Ltd.	134,262	255,487
Orica Ltd.	17,674	307,679
Qantas Airways Ltd.	246,466	397,590
QBE Insurance Group Ltd.	19,083	304,485
Total Australia common stocks		2,136,384
Austria—0.56%
Telekom Austria AG	26,993	422,343
Belgium—1.28%
Anheuser-Busch InBev NV	18,755	678,979
Colruyt SA(1)	1,262	287,997
Total Belgium common stocks		966,976
Bermuda—0.47%
Seadrill Ltd.	24,600	353,475
Brazil—2.78%
BM&FBOVESPA SA	61,000	364,226
Itau Unibanco Banco Multiplo SA ADR	9,900	156,717
Petroleo Brasileiro SA ADR	14,600	598,308
Vale SA	55,900	985,517
Total Brazil common stocks		2,104,768
Canada—2.73%
EnCana Corp.	15,500	768,504
Kinross Gold Corp.	8,900	162,215
Potash Corp. of Saskatchewan	2,600	241,930
Teck Resources Ltd., Class B*	5,600	89,309
Toronto-Dominion Bank	7,700	397,793
TransCanada Corp.(1)	15,000	403,903
Total Canada common stocks		2,063,654
Cayman Islands—0.26%
Subsea 7, Inc.*	19,400	198,877
China—7.36%
Bank of East Asia Ltd.	213,780	651,316
Belle International Holdings Ltd.	392,000	344,146
China Life Insurance Co., Ltd., H Shares	32,000	118,154
China Mengniu Dairy Co., Ltd.*	236,000	547,444
China Merchants Bank Co., Ltd., H Shares	302,300	689,583
China Overseas Land & Investment Ltd.	184,000	426,018
China South Locomotive and Rolling Stock Corp., H Shares	447,000	263,520
China Resources Land Ltd .	140,000	308,234
China Zhongwang Holdings Ltd.*	239,600	328,946
Hong Kong Exchanges and Clearing Ltd.	23,800	369,244

Security description	Shares	Value
China—(concluded)
Industrial & Commercial Bank of China, H Shares	445,000	$309,039
New World Development Ltd.	263,000	474,734
Shangri-La Asia Ltd.	118,000	176,458
Sun Hung Kai Properties Ltd.	30,000	373,412
Suntech Power Holdings Co. Ltd. ADR*(1)	10,200	182,172
Total China common stocks		5,562,420
Czech Republic—0.60%
CEZ AS	10,144	457,113
Denmark—0.69%
Novo Nordisk A/S, Class B	5,251	285,403
Vestas Wind Systems A/S*	3,333	239,602
Total Denmark common stocks		525,005
Finland—0.10%
Nokia Oyj	5,014	73,173
France—4.98%
Alstom SA(1)	2,849	168,622
BNP Paribas(1)	17,111	1,110,399
Cie Generale de Geophysique-Veritas*	15,750	284,331
GDF Suez	11,002	411,010
Nexans SA(1)	3,793	202,193
Total SA	26,686	1,446,572
Veolia Environnement(1)	4,751	140,359
Total France common stocks		3,763,486
Germany—7.15%
BASF SE	4,778	190,577
Bayer AG(1)	14,971	803,884
Daimler AG(1)	19,905	720,202
Deutsche Boerse AG	2,828	219,803
E.ON AG(1)	29,497	1,046,977
GEA Group AG	13,284	201,517
Henkel AG & Co KGaA, Preference shares	10,214	319,132
MAN AG	5,089	312,995
Metro AG	14,262	681,761
Muenchener Rueckversicherungs- Gesellschaft AG	4,789	647,687
Solarworld AG(1)	5,005	118,193
United Internet AG*	12,169	142,942
Total Germany common stocks		5,405,670
Greece—0.91%
National Bank of Greece SA*	18,478	506,264
Public Power Corp. SA*	8,873	182,618
Total Greece common stocks		688,882
Guernsey—0.17%
Resolution Ltd.*	87,164	127,857

UBS International Equity Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(continued)
India—1.87%
ICICI Bank Ltd. ADR	20,400	$601,800
Infosys Technology Ltd., ADR	22,100	812,838
Total India common stocks		1,414,638
Indonesia—1.76%
Astra International Tbk PT	232,500	541,066
Bank Rakyat Indonesia PT	711,500	437,161
Bumi Resources Tbk PT	1,928,500	349,395
Total Indonesia common stocks		1,327,622
Ireland—1.40%
CRH PLC	29,958	686,822
Elan Corp. PLC ADR*	14,100	89,817
Ryanair Holdings PLC ADR*	10,000	283,900
Total Ireland common stocks		1,060,539
Israel—0.70%
Teva Pharmaceutical Industries Ltd.	10,810	532,819
Italy—0.54%
Intesa Sanpaolo SpA*	34,731	112,604
Saipem SpA	12,053	294,220
Total Italy common stocks		406,824
Japan—19.52%
Asahi Glass Co., Ltd..	44,000	351,132
Canon, Inc.(1)	34,800	1,132,634
Fanuc Ltd.	4,000	319,162
Fast Retailing Co., Ltd.	2,000	260,489
Honda Motor Co., Ltd.	20,600	564,052
Hosiden Corp.	8,400	106,374
Ibiden Co. Ltd.	3,900	108,943
Japan Tobacco, Inc.	329	1,025,478
Komatsu Ltd.	18,400	282,389
Kuraray Co., Ltd.	33,500	371,339
Mitsubishi Corp.	62,700	1,151,497
Mitsubishi UFJ Financial Group, Inc.	44,800	275,394
Mitsui Fudosan Co., Ltd.	47,000	814,267
Mitsui OSK Lines Ltd.	73,000	470,951
Mitsui Sumitomo Insurance Group Holdings, Inc.	15,100	393,762
Mizuho Financial Group, Inc.(1)	36,700	85,357
Nintendo Co., Ltd.	3,100	853,133
Nippon Electric Glass Co., Ltd.	44,000	490,457
Nippon Steel Corp.	39,000	148,737
Nissan Motor Co. Ltd.	98,100	592,254
Nomura Holdings, Inc.	181,600	1,521,467
NTT DoCoMo, Inc.	300	438,160
Shin-Etsu Chemical Co., Ltd.	15,300	706,634
Sumitomo Mitsui Financial Group, Inc.	15,900	642,970
Takeda Pharmaceutical Co., Ltd.	2,500	97,142

Security description	Shares	Value
Japan—(concluded)
THK Co., Ltd.	33,900	$505,477
Tokyu Land Corp.(1)	71,000	320,712
Toyota Motor Corp.	19,200	725,842
Total Japan common stocks		14,756,205
Luxembourg—0.95%
ArcelorMittal(1)	21,918	719,824
Mexico—0.49%
Grupo Financiero Banorte SAB de CV, Class O(1)	154,000	373,064
Netherlands—3.37%
Akzo Nobel NV	8,672	381,612
ASML Holding NV	31,450	682,158
ING Groep NV CVA	61,026	614,233
Koninklijke Philips Electronics NV(1)	19,400	357,348
Reed Elsevier NV	8,735	96,332
TomTom NV*(1)	34,516	419,742
Total Netherlands common stocks		2,551,425
Norway—1.30%
Petroleum Geo-Services ASA*	55,000	342,970
Telenor ASA*	82,400	636,114
Total Norway common stocks		979,084
Russia—2.51%
Gazprom OAO ADR	37,516	759,699
Mobile Telesystems OJSC ADR	12,100	446,853
Novolipetsk Steel OJSC GDR*	13,031	267,135
Sberbank	1,934	426,019
Total Russia common stocks		1,899,706
Singapore—2.04%
CapitaLand Ltd.	120,500	306,044
DBS Group Holdings Ltd.	50,000	405,775
Golden Agri-Resources Ltd.(1)	948,000	248,007
Olam International Ltd.(1)	348,000	581,868
Total Singapore common stocks		1,541,694
South Africa—0.85%
MTN Group Ltd.	41,678	640,392
Spain—3.10%
Banco Santander SA	33,065	399,028
Gamesa Corp. Tecnologica SA	6,734	127,843
Iberdrola SA(1)	29,439	239,418
Inditex SA	14,862	714,229
Red Electrica Corp. SA	4,517	204,367
Tecnicas Reunidas SA	3,320	156,676
Telefonica SA	22,140	502,024
Total Spain common stocks		2,343,585
Sweden—0.24%
Telefonaktiebolaget LM Ericsson, Class B	18,693	182,841

UBS International Equity Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(concluded)
Switzerland—6.06%
Adecco SA	10,161	$424,329
Alcon, Inc.	2,100	243,852
Julius Baer Holding AG	7,829	305,252
Nestle SA	14,534	548,530
Nobel Biocare Holding AG(1)	20,983	459,989
Roche Holding AG	10,700	1,455,722
Swatch Group AG	9,235	302,804
Syngenta AG	954	221,532
Xstrata PLC	23,200	255,871
Zurich Financial Services AG	2,048	362,516
Total Switzerland common stocks		4,580,397
Taiwan—1.57%
Advanced Semiconductor Engineering, Inc.	775,000	453,460
HON HAI Precision Industry Co., Ltd.	239,450	737,071
Total Taiwan common stocks		1,190,531
Thailand—0.71%
Kasikornbank PCL	254,500	536,570
United Kingdom—14.95%
Anglo American PLC	10,392	303,246
AstraZeneca PLC	5,383	237,053
Autonomy Corp. PLC*	13,713	324,925
BAE Systems PLC	75,476	421,310
Barclays PLC	160,792	748,926
BG Group PLC	31,579	530,589
BP PLC	49,364	390,625
British Land Co. PLC	42,411	267,477
British Sky Broadcasting Group PLC	91,013	682,756
Cobham PLC	110,337	314,711
Compass Group PLC	32,794	184,794
Home Retail Group PLC	94,503	405,310
HSBC Holdings PLC	38,557	320,086
Imperial Tobacco Group PLC	24,891	647,396
International Power PLC	43,540	170,943
John Wood Group PLC	24,391	107,525
Kingfisher PLC	93,868	275,181
Man Group PLC	108,919	499,922
Prudential PLC	72,247	491,595
Reckitt Benckiser Group PLC	7,781	354,612
Rio Tinto PLC	11,857	412,779
Sage Group PLC	184,774	542,654
Standard Chartered PLC	21,623	407,260
Tullow Oil PLC	31,708	490,562
Vodafone Group PLC	722,379	1,396,340

Security description	Shares	Value
United Kingdom—(concluded)
Wolseley PLC*	19,543	$373,614
Total United Kingdom common stocks		11,302,191
Total common stocks (cost $59,518,145)		73,190,034
	Number of rights
Rights—0.13%
Singapore—0.03%
Golden Agri-Resources Ltd., expires 07/16/09*(2)	177,990	24,445
United Kingdom—0.10%
Rio Tinto PLC, expires 07/01/09*	6,224	71,473
Total rights (cost $61,631)		95,918
	Number of warrants
Warrants—0.00%
Singapore—0.00%
Golden Agri-Resources Ltd., strike @ SGD $0.01, expires 12/31/49*(2),(3) (cost $0)	71,196	0
	Units
Short-term investment—2.48%
Investment company—2.48%
UBS Cash Management Prime Relationship Fund, 0.384%(4),(5) (cost $1,873,956)	1,873,956	1,873,956
	Shares
Investment of cash collateral from securities loaned—8.98%
UBS Private Money Market Fund LLC, 0.488%(4),(5) (cost $6,791,233)	6,791,233	6,791,233
Total investments—108.39% (cost $68,244,965)		81,951,141
Liabilities, in excess of cash and other assets—(8.39)%		(6,345,380)
Net assets—100.00%		$75,605,761

UBS International Equity Fund—Portfolio of investments

June 30, 2009

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $72,305,652; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,585,232
Gross unrealized depreciation	(2,939,743)
Net unrealized appreciation of investments	$9,645,489

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at June 30, 2009.

(2)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2009, the value of these securities amounted to $24,445 or 0.03% of net assets.

(3)  Security is illiquid. At June 30, 2009, the value of these securities amounted to $0, or 0.00% of net assets.

(4)  Investment in affiliated mutual fund.

(5)  The rate shown reflects the yield at June 30, 2009.

ADR  American depositary receipt

CVA  Dutch certification—depository certificate

GDR  Global Depositary Receipt

OJSC  Open Joint Stock Company

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviation:

SGD   Singapore Dollar

Forward foreign currency contracts

UBS International Equity Fund had the following open forward foreign currency contracts as of June 30, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Brazilian Real	2,580,000	USD	1,256,698	09/03/09	$(43,277)
Czech Koruna	7,530,000	USD	394,228	09/03/09	(12,001)
Euro	1,255,000	USD	1,758,343	09/03/09	(2,209)
Great Britain Pound	305,000	USD	500,005	09/03/09	(1,748)
Hong Kong Dollar	11,545,000	USD	1,490,264	09/03/09	(213)
Israeli Shekel	1,985,000	USD	508,173	09/03/09	2,899
Japanese Yen	34,400,000	USD	355,739	09/03/09	(1,609)
Mexican Peso	4,940,000	USD	360,124	09/03/09	(11,537)
New Taiwan Dollar	43,300,000	USD	1,348,490	09/03/09	13,839
Norwegian Krone	2,410,000	USD	378,461	09/03/09	4,279
Singapore Dollar	1,135,000	USD	782,516	09/03/09	(778)
South African Rand	5,500,000	USD	675,087	09/03/09	(28,975)
Swiss Franc	505,000	EUR	334,393	09/03/09	3,963
Thai Baht	14,040,000	USD	410,706	09/03/09	(937)
United States Dollar	2,002,674	AUD	2,480,000	09/03/09	(13,665)
United States Dollar	2,951,406	CAD	3,250,000	09/03/09	(156,284)
United States Dollar	959,595	CHF	1,035,000	09/03/09	(6,302)
United States Dollar	351,530	DKK	1,870,000	09/03/09	380
United States Dollar	570,488	EUR	410,000	09/03/09	4,672
United States Dollar	1,388,694	GBP	845,000	09/03/09	1,407
United States Dollar	391,856	HKD	3,035,000	09/03/09	(33)
United States Dollar	1,062,693	JPY	103,900,000	09/03/09	16,624
United States Dollar	861,086	SEK	6,610,000	09/03/09	(4,387)
Net unrealized depreciation on forward foreign currency contracts					$(235,892)

UBS International Equity Fund—Portfolio of investments

June 30, 2009

Currency type abbreviations:

AUD   Australian Dollar

CAD   Canadian Dollar

CHF   Swiss Franc

DKK   Danish Krone

EUR   Euro

GBP   Great Britain Pound

HKD   Hong Kong Dollar

JPY   Japanese Yen

SEK   Swedish Krona

USD   United States Dollar

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$9,546,771	$63,643,263	$—	$73,190,034
Rights	—	71,473	24,445	95,918
Warrants	—	—	0	0
Short-term investment	—	1,873,956	—	1,873,956
Investment of cash collateral from securities loaned	—	6,791,233	—	6,791,233
Other financial instruments(2)	—	(235,892)	—	(235,892)
Total	$9,546,771	$72,144,033	$24,445	$81,715,249

(1)  The Fund may hold investments which have been fair valued in accordance with the Fund's fair valuation policy as of June 30, 2009, which may result in movement between Level 1 and Level 2.

(2)  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Rights	Warrants	Total
Assets
Beginning balance	$—	$0	$—
Total gains or losses (realized/unrealized) included in earnings(a)	—	—	—
Purchases, sales, issuances, and settlements (net)	—	—	—
Transfers in and/or out of Level 3	24,445	—	24,445
Ending balance	$24,445	$0	$24,445
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09	$24,445	$0	$24,445

(a)  Does not include unrealized gains of $24,445 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") declined 27.52% (Class A shares declined 31.48% after the deduction of the maximum sales charge), while Class Y shares declined 27.22%. The Fund's benchmark, the Russell 1000 Index (the "Index"), declined 26.69% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 85; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance resulted from industry allocation during the reporting period, while stock selection made a positive contribution to relative returns.

Portfolio performance summary

What worked

•  Strong stock selection across a number of industries contributed positively to Fund performance during the reporting period.

•  Security selection in the technology industry was positive. In particular, the Fund's positions in Apple, Marvell Technology Group, Broadcom, Intuit, Intel and VMware made significant contributions to Fund returns.

•  Several energy stocks held in the Fund outperformed for the reporting period, most notably Anadarko Petroleum.

•  Within materials, stocks including Alcoa and Celanese added value during the 12-month period.

•  The Fund had a meaningful underweight to the materials sector, which benefited relative returns during the 12-month period. The Fund entered the second half of 2008 with underweights to both energy and materials stocks, reflecting our belief that commodity prices were unsustainably high. During the second half of 2008, our conviction was rewarded as oil and other commodity prices dropped sharply. Energy and materials stocks meaningfully underperformed other areas of the US market. The Fund's reduced exposure helped to insulate it from these declines.

As energy and materials stock prices returned to earlier, lower levels, our research indicated that the valuations of these companies had become more attractive, so we added to the Fund's exposure incrementally. At the end of the reporting period, the Fund held an overweight position to energy and underweight to materials. Relative to the benchmark, the Fund has a neutral exposure to commodity-driven sectors.

•  Several targeted weightings in industry subsectors benefited Fund returns.

•  Within the technology sector, the Fund was overweight to semiconductors and semiconductor equipment companies for most of the 12 months. Though chip demand has slowed, inventories are now depleted, leading to improved pricing power among these companies.

UBS U.S. Equity Alpha Fund

•  The Fund was overweight to pharmaceuticals and biotechnology companies within the health care industry. Success stories for the period included Wyeth, which rallied strongly after Pfizer announced it would acquire the drug maker. (For details, see "Portfolio highlights.")

•  Within the financial sector, several decisions generated positive results. The Fund is tilted toward diversified players and insurers that are taking the necessary steps of strengthening their balance sheets through asset sales, capital raises and deleveraging.

•  In particular, Morgan Stanley was one of the strongest performers during the reporting period, with most of its outperformance occurring during the first six months of 2009. Wells Fargo also made a significant contribution to returns, particularly in the second half of 2008, outpacing other banking stocks. (For details, see "Portfolio highlights.")

•  The Fund was successfully underweight to real estate investment trusts during the period, reflecting our caution about this industry group.

•  Short positions in Akamai Technology and Devon Energy were two of the larger positive contributors to returns during the reporting period. These positions benefited returns as both stocks delivered poor performance during the period.

What didn't work

•  Industry group allocation offset the Fund's gains from stock selection, and detracted from performance. The Fund was underweight to consumer staples, which negatively impacted relative returns. The sector outperformed the market as a whole during the second half of 2008, as defensive sectors exhibited strength during the market downturn. Although investors gravitated toward the sector, perceiving it to be a safe haven, our research indicated that most companies in this area had become less attractively priced than other parts of the market.

While the consumer staples underweight hurt performance for the period as a whole, beginning in March of 2009, our convictions began to pay off. There was a dramatic shift in sector performance as the market rallied, and the consumer staples sector lagged. Short positions in Campbell's Soup, General Mills, and Wal-Mart, as well as the fact that the Fund did not own Procter & Gamble, added value during the period.

•  Positioning within the financials sector suffered from an overweight to bank and insurance stocks. These stocks declined, particularly during the fourth quarter of 2008, as negative economic news proliferated. Several regional banks held in the Fund, including Fifth Third Bancorp and SunTrust Banks, hurt performance and were sold from the Fund during the reporting period. Insurance holdings such as Aflac and Principal Financial Group detracted, as well. Financial stocks began to outperform in March of 2009, however, and several of the Fund's holdings benefited. (For details, see "Portfolio highlights.")

UBS U.S. Equity Alpha Fund

•  While security selection overall added value, it underperformed the benchmark in some sectors. Most notably, the underperformance came from the consumer discretionary, health care and telecommunications sectors, which detracted from results.

•  The Fund's oil services holdings, such as Halliburton and Baker Hughes, hindered returns for much of the 12-month period. That said, we saw a number of companies that we considered to be good values in the oil services sector. As energy demand began to recover in the second quarter of 2009, these names began to perform well. We believe that they could continue to benefit from increased exploration. (For details, see "Portfolio highlights.")

•  The Fund did not hold ExxonMobil. Unlike most energy stocks, ExxonMobil posted positive absolute returns in the fourth quarter of 2008. While this decision initially had a negative impact, we held to our conviction. As a result, the Fund saw positive relative results from not owning the stock in 2009, as shares of ExxonMobil declined.

Portfolio highlights

•  Shares of Wyeth held by the Fund added to relative performance for the period, particularly after Pfizer announced a $68 billion deal to purchase the company. Among big pharmaceutical companies, Wyeth faces the fewest patent expiries over the next several years. Furthermore, the company derives approximately 35% of its revenues from the sale of biotechnology products, where a regulatory pathway for generic drug approval has not yet been defined. We used the price appreciation as an opportunity to sell out of the Fund's position in Wyeth and to purchase shares of Pfizer.

•  Morgan Stanley was a positive contributor to performance during the reporting period, especially relative to other stocks in this sector. We believe that, regardless of the severe economic downturn, the capital markets will eventually begin to operate more normally. When this happens, we think it is likely that Morgan Stanley's strong investment banking capabilities, broad product offering and customer relationships will enable the firm to garner a significant share of the impending business.

•  The Fund's position in Halliburton detracted from performance. Shares of oil services companies fell as analysts predicted a drop in activity due to the recession. Spending cuts by oil and gas producers may mean less work for companies that assist in production. Despite this, we believe the company is well-positioned to endure the current market crunch.

•  The Fund's position in Aflac detracted from performance during the period. Shares fell due to growing concerns that the company could be hit by losses from its holdings of European hybrid securities. We maintain the Fund's position in this stock as we believe that the market is overly concerned with fundamentals of Aflac's Japanese business and near-term sales weakness in Japan, and that its financial performance is more stable than many appreciate.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Equity Alpha Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	Inception(1)
Before deducting	Class A(2)	(27.52)%	(12.87)%
maximum sales charge	Class C(3)	(28.03)	(13.50)
	Class Y(4)	(27.22)	(12.64)
After deducting maximum	Class A(2)	(31.48)	(14.63)
sales charge	Class C(3)	(28.75)	(13.50)
Russell 1000 Index(5)		(26.69)	(10.51)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.94% and 1.94%; Class C—2.75% and 2.69%; Class Y—1.71% and 1.71%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), through the fiscal year ending June 30, 2009, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Equity Alpha Fund Class A, Class C and Class Y shares and the index is September 26, 2006.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Equity Alpha Fund Class A and Class Y shares versus the Russell 1000 Index from September 26, 2006, which is the inception date of the two classes, through June 30, 2009. The performance of Class C shares will vary based upon the class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Equity Alpha Fund Class A vs. Russell 1000 Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Equity Alpha Fund Class Y vs. Russell 1000 Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)*(1)

As of June 30, 2009

Percentage of net assets
Covidien PLC	3.3%
PepsiCo, Inc.	3.1
General Electric Co.	3.1
Comcast Corp., Class A	3.0
Microsoft Corp.	2.9
Exelon Corp.	2.8
FedEx Corp.	2.8
Johnson Controls, Inc.	2.8
AT&T, Inc.	2.5
Apple, Inc.	2.5
Total	28.8%

*  Only long positions are considered for top ten holdings.

(1)  Figures represent the direct investments of the UBS U.S. Equity Alpha Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2009

Common stocks
Aerospace & defense	2.30%
Air freight & logistics	2.78
Airlines	1.28
Auto components	4.31
Beverages	4.29
Biotechnology	3.58
Capital markets	3.74
Chemicals	2.56
Commercial banks	1.86
Computers & peripherals	5.18
Consumer finance	1.66
Diversified financial services	2.04
Diversified telecommunication services	2.53
Electric utilities	5.60
Energy equipment & services	2.58
Food & staples retailing	0.48
Health care equipment & supplies	6.24
Health care providers & services	2.98
Hotels, restaurants & leisure	1.41
Household durables	1.30
Independent power producers & energy traders	0.20
Industrial conglomerates	3.05
Insurance	3.46
Life sciences tools & services	1.34
Machinery	5.52
Media	6.74
Multiline retail	2.14
Multi-utilities	2.84
Oil, gas & consumable fuels	11.65
Personal products	1.75
Pharmaceuticals	4.23
Road & rail	2.39
Semiconductors & semiconductor equipment	7.42
Software	5.40
Textiles, apparel & luxury goods	1.26
Wireless telecommunication services	1.18
Total common stocks	119.27
Investment company
SPDR Trust, Series 1	1.53
Short-term investment	1.77
Total investments before investments sold short	122.57
Investments sold short Common stocks
Aerospace & defense	(1.28)%
Air freight & logistics	(0.83)
Capital markets	(0.68)
Chemicals	(0.44)
Diversified telecommunication services	(0.73)
Electronic equipment, instruments & components	(0.71)
Food & staples retailing	(0.32)
Food products	(1.69)
Health care providers & services	(1.59)
Hotels, restaurants & leisure	(1.62)
Household durables	(0.65)
Internet & catalog retail	(0.47)
Internet software & services	(0.61)
Machinery	(0.86)
Multi-utilities	(1.24)
Oil, gas & consumable fuels	(0.71)
Pharmaceuticals	(1.47)
Software	(0.85)
Specialty retail	(2.19)
Thrifts & mortgage finance	(0.70)
Tobacco	(0.62)
Trading companies & distributors	(0.60)
Water utilities	(1.32)
Total investments sold short	(22.18)
Total investments, net of investments sold short	100.39
Liabilities, in excess of cash and other assets	(0.39)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS U.S. Equity Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—119.27%
Aerospace & defense—2.30%
General Dynamics Corp.(1)	57,200	$3,168,308
Air freight & logistics—2.78%
FedEx Corp.(1)	68,900	3,832,218
Airlines—1.28%
Southwest Airlines Co.(1)	262,100	1,763,933
Auto components—4.31%
BorgWarner, Inc.(1)	62,300	2,127,545
Johnson Controls, Inc.(1)	175,600	3,814,032
		5,941,577
Beverages—4.29%
Dr. Pepper Snapple Group, Inc.*(1)	77,600	1,644,344
PepsiCo, Inc.(1)	77,700	4,270,392
		5,914,736
Biotechnology—3.58%
Amgen, Inc.*(1)	35,600	1,884,664
Cephalon, Inc.*(1)	14,200	804,430
Genzyme Corp.*(1)	40,500	2,254,635
		4,943,729
Capital markets—3.74%
Bank of New York Mellon Corp.(1)	83,106	2,435,837
Morgan Stanley(1)	95,400	2,719,854
		5,155,691
Chemicals—2.56%
Air Products & Chemicals, Inc.(1)	26,000	1,679,340
Monsanto Co.(1)	24,900	1,851,066
		3,530,406
Commercial banks—1.86%
City National Corp.(1)	19,400	714,502
Wells Fargo & Co.(1)	76,600	1,858,316
		2,572,818
Computers & peripherals—5.18%
Apple, Inc.*(1)	24,300	3,461,049
Hewlett-Packard Co.(1)	53,900	2,083,235
Seagate Technology(1)	153,700	1,607,702
		7,151,986
Consumer finance—1.66%
Discover Financial Services(1)	222,350	2,283,535
Diversified financial services—2.04%
JPMorgan Chase & Co.(1)	82,600	2,817,486
Diversified telecommunication services—2.53%
AT&T, Inc.(1)	140,700	3,494,988
Electric utilities—5.60%
American Electric Power Co., Inc.(1)	98,300	2,839,887
Exelon Corp.(1)	76,900	3,938,049
Pepco Holdings, Inc.(1)	70,000	940,800
		7,718,736

Security description	Shares	Value
Energy equipment & services—2.58%
Baker Hughes, Inc.(1)	56,700	$2,066,148
Halliburton Co.(1)	72,100	1,492,470
		3,558,618
Food & staples retailing—0.48%
Sysco Corp.(1)	29,300	658,664
Health care equipment & supplies—6.24%
Covidien PLC(1)	121,800	4,560,192
Medtronic, Inc.(1)	79,900	2,787,711
Zimmer Holdings, Inc.*(1)	29,600	1,260,960
		8,608,863
Health care providers & services—2.98%
DaVita, Inc.*(1)	10,800	534,168
Medco Health Solutions, Inc.*(1)	51,500	2,348,915
UnitedHealth Group, Inc.(1)	49,300	1,231,514
		4,114,597
Hotels, restaurants & leisure—1.41%
Carnival Corp.(1)	75,300	1,940,481
Household durables—1.30%
Fortune Brands, Inc.(1)	51,500	1,789,110
Independent power producers & energy traders—0.20%
Dynegy, Inc., Class A*(1)	121,800	276,486
Industrial conglomerates—3.05%
General Electric Co.(1)	359,600	4,214,512
Insurance—3.46%
ACE Ltd.(1)	34,300	1,517,089
Aflac, Inc.(1)	38,400	1,193,856
MetLife, Inc.(1)	26,200	786,262
Principal Financial Group, Inc.(1)	67,800	1,277,352
		4,774,559
Life sciences tools & services—1.34%
Millipore Corp.*(1)	11,500	807,415
Waters Corp.*(1)	20,200	1,039,694
		1,847,109
Machinery—5.52%
Illinois Tool Works, Inc.(1)	72,800	2,718,352
PACCAR, Inc.(1)	93,000	3,023,430
Pall Corp.(1)	70,500	1,872,480
		7,614,262
Media—6.74%
Comcast Corp., Class A(1)	282,500	4,093,425
Interpublic Group of Cos., Inc.*(1)	252,745	1,276,362
Omnicom Group, Inc.(1)	76,900	2,428,502
Viacom, Inc., Class B*(1)	66,200	1,502,740
		9,301,029
Multiline retail—2.14%
JC Penney Co., Inc.(1)	48,700	1,398,177
Macy's, Inc.(1)	131,800	1,549,968
		2,948,145

UBS U.S. Equity Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(concluded)
Multi-utilities—2.84%
MDU Resources Group, Inc.(1)	72,800	$1,381,016
Sempra Energy(1)	51,100	2,536,093
		3,917,109
Oil, gas & consumable fuels—11.65%
Anadarko Petroleum Corp.(1)	45,600	2,069,784
ConocoPhillips(1)	53,600	2,254,416
EOG Resources, Inc.(1)	13,600	923,712
Hess Corp.(1)	39,000	2,096,250
Marathon Oil Corp.(1)	97,800	2,946,714
Peabody Energy Corp.(1)	82,500	2,488,200
Ultra Petroleum Corp.*(1)	46,100	1,797,900
Williams Cos., Inc.(1)	96,000	1,498,560
		16,075,536
Personal products—1.75%
Avon Products, Inc.(1)	51,600	1,330,248
Estee Lauder Cos., Inc., Class A(1)	33,400	1,091,178
		2,421,426
Pharmaceuticals—4.23%
Allergan, Inc.(1)	50,000	2,379,000
Pfizer, Inc.(1)	230,700	3,460,500
		5,839,500
Road & rail—2.39%
Burlington Northern Santa Fe Corp.(1)	22,300	1,639,942
Ryder System, Inc.(1)	59,500	1,661,240
		3,301,182
Semiconductors & semiconductor equipment—7.42%
Broadcom Corp., Class A*(1)	74,600	1,849,334
Intel Corp.(1)	133,300	2,206,115
Intersil Corp., Class A(1)	112,800	1,417,896
Kla-Tencor Corp.(1)	46,400	1,171,600
Marvell Technology Group Ltd.*(1)	194,500	2,263,980
National Semiconductor Corp.(1)	105,500	1,324,025
		10,232,950
Software—5.40%
Intuit, Inc.*(1)	50,300	1,416,448
Microsoft Corp.(1)	166,100	3,948,197
VMware, Inc., Class A*(1)	76,200	2,077,974
		7,442,619
Textiles, apparel & luxury goods—1.26%
Coach, Inc.(1)	64,500	1,733,760
Wireless telecommunication services—1.18%
Sprint Nextel Corp.*(1)	337,700	1,624,337
Total common stocks (cost $157,754,782)		164,525,001
Investment company—1.53%
SPDR Trust, Series 1 (cost $2,104,279)	23,000	2,114,160

Security description	Units	Value
Short-term investment—1.77%
Investment company—1.77%
UBS Cash Management Prime Relationship Fund, 0.384%(2),(3) (cost $2,440,832)	2,440,832	$2,440,832
Total investments before investments sold short—122.57% (cost $162,299,893)		169,079,993
	Shares
Investments sold short—(22.18)%
Common stocks—(22.18)%
Aerospace & defense—(1.28%)
Lockheed Martin Corp.	(11,400)	(919,410)
Raytheon Co.	(19,000)	(844,170)
		(1,763,580)
Air freight & logistics—(0.83%)
C.H. Robinson Worldwide, Inc.	(21,900)	(1,142,085)
Capital markets—(0.68%)
Charles Schwab Corp.	(53,400)	(936,636)
Chemicals—(0.44%)
Praxair, Inc.	(8,600)	(611,202)
Diversified telecommunication services—(0.73%)
Qwest Communications International, Inc.	(242,600)	(1,006,790)
Electronic equipment, instruments & components—(0.71%)
Corning, Inc.	(60,600)	(973,236)
Food & staples retailing—(0.32%)
Wal-Mart Stores, Inc.	(9,200)	(445,648)
Food products—(1.69%)
Flowers Foods, Inc.	(30,066)	(656,641)
General Mills, Inc.	(16,900)	(946,738)
Kellogg Co.	(15,500)	(721,835)
		(2,325,214)
Health care providers & services—(1.59%)
Express Scripts, Inc.	(16,500)	(1,134,375)
Quest Diagnostics Inc.	(18,700)	(1,055,241)
		(2,189,616)
Hotels, restaurants & leisure—(1.62%)
McDonald's Corp.	(21,100)	(1,213,039)
Yum! Brands, Inc.	(30,700)	(1,023,538)
		(2,236,577)
Household durables—(0.65%)
Stanley Works	(26,400)	(893,376)
Internet & catalog retail—(0.47%)
NetFlix, Inc.	(15,600)	(644,904)
Internet software & services—(0.61%)
Akamai Technologies, Inc.	(44,100)	(845,838)

UBS U.S. Equity Alpha Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Investments sold short—(concluded)
Machinery—(0.86%)
Cummins, Inc.	(33,800)	$(1,190,098)
Multi-utilities—(1.24%)
Consolidated Edison, Inc.	(28,900)	(1,081,438)
NSTAR	(19,500)	(626,145)
		(1,707,583)
Oil, gas & consumable fuels—(0.71%)
Occidental Petroleum Corp.	(14,800)	(973,988)
Pharmaceuticals—(1.47%)
Eli Lilly & Co.	(28,100)	(973,384)
Watson Pharmaceuticals, Inc.	(31,400)	(1,057,866)
		(2,031,250)
Software—(0.85%)
BMC Software, Inc.	(34,600)	(1,169,134)
Specialty retail—(2.19%)
Best Buy Co., Inc.	(28,400)	(951,116)
Sherwin-Williams Co.	(20,300)	(1,091,125)
Tiffany & Co.	(38,600)	(978,896)
		(3,021,137)

Security description	Shares	Value
Thrifts & mortgage finance—(0.70%)
Hudson City Bancorp, Inc.	(73,100)	$(971,499)
Tobacco—(0.62%)
Altria Group, Inc.	(52,500)	(860,475)
Trading companies & distributors—(0.60%)
WW Grainger, Inc.	(10,200)	(835,176)
Water utilities—(1.32%)
American Water Works Co., Inc.	(46,400)	(886,703)
Aqua America, Inc.	(52,200)	(934,380)
		(1,821,083)
Total investments sold short (proceeds $30,111,584)		(30,596,126)
Total investments, net of investments sold short—100.39%		138,483,866
Liabilities, in excess of cash and other assets—(0.39)%		(539,443)
Net assets—100.00%		$137,944,423

Notes to portfolio of investments

Aggregate cost for federal income tax purposes before investments sold short, was $170,182,279; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,634,911
Gross unrealized depreciation	(6,737,197)
Net unrealized depreciation of investments	$(1,102,286)

*  Non-income producing security.

(1)  All or a portion of these securities have been delivered to cover open short positions.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at June 30, 2009.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$164,525,001	$—	$—	$164,525,001
Investment company	2,114,160	—	—	2,114,160
Common stocks sold short	(30,596,126)	—	—	(30,596,126)
Short-term investment	—	2,440,832	—	2,440,832
Total	$136,043,035	$2,440,832	$—	$138,483,867

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") declined 28.04% (Class A shares declined 32.01% after the deduction of the maximum sales charge), while Class Y shares declined 27.85%. The Fund's benchmark, the Russell 1000 Index (the "Index"), declined 26.69% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 95; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance resulted from industry allocation during the reporting period, while stock selection made a positive contribution to relative returns.

Portfolio performance summary

What worked

•  Strong stock selection across a number of industries contributed positively to Fund performance during the reporting period.

•  In technology, the Fund's positions in Apple, Marvell Technology Group, Broadcom, Intuit, Intel and VMware made significant contributions to Fund returns.

•  Several energy stocks held in the Fund outperformed, most notably, Anadarko Petroleum.

•  Within the materials group, names including Alcoa and Celanese added value during the 12-month period, prior to being sold from the Fund.

•  The Fund had a meaningful underweight to the materials sector, which benefited relative returns for the 12-month period. The Fund began the period with underweights to energy and materials stocks, reflecting our belief that commodity prices were unsustainably high. During the second half of 2008, our conviction was rewarded as oil and other commodity prices dropped sharply, and energy and materials stocks meaningfully underperformed other areas of the US market. The Fund's reduced exposure helped to insulate it from these declines.

As energy and materials stock prices returned to earlier, lower levels, our research indicated that the valuations of these companies had become more attractive, so we added incrementally to the Fund's exposure. At the end of the reporting period, the Fund was overweight to energy and underweight to materials. Relative to the benchmark, the Fund has a neutral exposure to commodity-driven sectors.

•  Several targeted weightings in industry subsectors benefited Fund returns.

•  Within the technology sector, we overweighted semiconductors and semiconductor equipment companies. Though chip demand has slowed, inventories are now depleted, leading to improved pricing power among these companies.

•  Within health care, the Fund was overweight to pharmaceuticals and biotechnology companies. Success stories included Wyeth, which rallied strongly after Pfizer announced it would acquire the drug maker. (For details, see "Portfolio highlights.")

UBS U.S. Large Cap Equity Fund

•  Within the financial sector, several decisions generated positive results. The Fund is tilted toward diversified players and insurers that are taking the necessary steps of strengthening their balance sheets through asset sales, capital raises and deleveraging.

In particular, Morgan Stanley was one of the strongest performers during the reporting period, with most of its outperformance occurring during the first six months of 2009. Wells Fargo also made a significant contribution to returns, particularly in the second half of 2008. (For details, see "Portfolio highlights.")

•  The Fund was successfully underweight to real estate investment trusts during the period, reflecting our caution about this industry group.

What didn't work

•  Industry group allocation offset the Fund's gains from stock selection, and detracted from performance. Our research indicated that most companies in the consumer staples sector had become less attractively priced than other parts of the market, and the Fund continued to underweight the sector. However, the consumer staples sector outperformed the market as defensive sectors exhibited strength during the downturn. While this underweight hurt the Fund's relative returns during the reporting period as a whole, this changed dramatically beginning in March of 2009, when the consumer staples sector began to lag following a shift in sector performance.

•  Positioning within the financial sector suffered from an overweight to banks and insurance stocks. These stocks declined, particularly during the fourth quarter of 2008, when negative economic news proliferated. Several regional banks held in the Fund, including Fifth Third Bancorp and SunTrust Banks, hurt performance and were sold during the reporting period. Insurance holdings such as Aflac and Principal Financial Group detracted, as well. (For details, see "Portfolio highlights.")

•  While security selection overall added value, it underperformed the benchmark in some sectors. Most notably, underperformance came from the consumer discretionary, health care and telecommunications industries.

•  The Fund's oil services holdings, such as Halliburton and Baker Hughes, also hindered returns for much of the period. However, we saw a number of companies that we considered to be good values in the oil services sector. As energy demand began to recover in the second quarter of 2009, these names performed well. We believed that they could continue to benefit from increased exploration. (For details, see "Portfolio highlights.")

•  The Fund did not hold ExxonMobil. Unlike most energy stocks, ExxonMobil posted positive absolute returns in the fourth quarter of 2008. While this decision initially had a negative impact, we held to our conviction. As a result, the Fund saw positive results from not owning the stock in 2009, as shares of ExxonMobil declined.

UBS U.S. Large Cap Equity Fund

Portfolio highlights

•  Shares of Wyeth held by the Fund added to relative performance for the period. Wyeth performed well, particularly after Pfizer announced a $68 billion deal to purchase the company. The company derives approximately 35% of its revenues from the sale of biotechnology products, where a regulatory pathway for generic drug approval has not yet been defined. We used Wyeth's price appreciation as an opportunity to sell out of the stock and purchase shares of Pfizer.

•  Morgan Stanley was a positive contributor to performance, especially relative to other financial stocks. We believe that, regardless of the severe economic downturn, the capital markets will eventually begin to operate more normally. When this happens, we think it is likely that Morgan Stanley's strong investment banking capabilities, broad product offering and customer relationships will enable the firm to garner a significant share of the impending business.

•  The portfolio's position in Halliburton detracted from performance. Shares of oil services companies fell as analysts predicted a drop in activity due to the recession. Spending cuts by oil and gas producers may mean less work for companies that assist in production. Despite this, we believe the company is well-positioned to endure the market crunch.

•  The Fund's position in Aflac detracted from performance during the period. Shares fell due to growing concerns that the company could be hit by losses from its holdings of European hybrid securities. We maintain the Fund's position in this stock as we believe that the market is overly concerned with fundamentals of Aflac's Japanese business and near-term sales weakness in Japan, and that its financial performance is more stable than many appreciate.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	5 years	10 years	Inception(1)
Before deducting	Class A(2)	(28.04)%	(2.84)%	(1.31)%	1.66%
maximum sales charge	Class B(3)	(28.61)	(3.60)	N/A	(0.15)
	Class C(4)	(28.57)	(3.56)	N/A	(0.65)
	Class Y(5)	(27.85)	(2.56)	(1.03)	6.31
After deducting maximum	Class A(2)	(32.01)	(3.94)	(1.86)	1.18
sales charge	Class B(3)	(32.05)	(3.93)	N/A	(0.15)
	Class C(4)	(29.26)	(3.56)	N/A	(0.65)
Russell 1000 Index(6)		(26.69)	(1.85)	(1.75)	6.54

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.16% and 1.16%; Class B—1.93% and 1.93%; Class C—1.91% and 1.91%; Class Y—0.87% and 0.87%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Large Cap Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are November 5, 2001 and November 13, 2001, respectively. Inception date of Class Y shares and the index is February 22, 1994.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Large Cap Equity Fund Class A and Class Y shares versus the Russell 1000 Index over the 10 years ended June 30, 2009. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Large Cap Equity Fund Class A vs. Russell 1000 Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Large Cap Equity Fund Class Y vs. Russell 1000 Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2009

Percentage of net assets
Microsoft Corp.	2.9%
Covidien PLC.	2.7
General Electric Co.	2.5
Pfizer, Inc.	2.5
Apple, Inc.	2.4
Exelon Corp.	2.4
Comcast Corp., Class A	2.4
Chevron Corp.	2.3
PepsiCo, Inc.	2.2
Morgan Stanley	2.0
Total	24.3%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2009

Common stocks
Aerospace & defense	1.95%
Air freight & logistics	1.94
Auto components	2.59
Beverages	2.23
Biotechnology	2.70
Capital markets	3.57
Chemicals	1.33
Commercial banks	1.88
Computers & peripherals	4.98
Consumer finance	1.39
Diversified financial services	1.91
Diversified telecommunication services	1.64
Electric utilities	4.43
Energy equipment & services	3.32
Food & staples retailing	0.68
Health care equipment & supplies	4.83
Health care providers & services	2.27
Hotels, restaurants & leisure	1.34
Household durables	1.46
Independent power producers & energy traders	0.19
Industrial conglomerates	2.53%
Insurance	3.38
Life sciences tools & services	0.71
Machinery	4.54
Media	5.55
Multiline retail	1.77
Multi-utilities	1.24
Oil, gas & consumable fuels	11.29
Personal products	1.58
Pharmaceuticals	4.20
Road & rail	1.85
Semiconductors & semiconductor equipment	5.51
Software	5.09
Textiles, apparel & luxury goods	0.70
Wireless telecommunication services	1.18
Total common stocks	97.75
Short-term investment	0.55
Total investments	98.30
Cash and other assets, less liabilities	1.70
Net assets	100.00%

UBS U.S. Large Cap Equity Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—97.75%
Aerospace & defense—1.95%
General Dynamics Corp.	90,500	$5,012,795
Air freight & logistics—1.94%
FedEx Corp.	89,500	4,977,990
Auto components—2.59%
BorgWarner, Inc.	79,400	2,711,510
Johnson Controls, Inc.	182,000	3,953,040
		6,664,550
Beverages—2.23%
PepsiCo, Inc.	104,200	5,726,832
Biotechnology—2.70%
Amgen, Inc.*	64,700	3,425,218
Genzyme Corp.*	63,200	3,518,344
		6,943,562
Capital markets—3.57%
Bank of New York Mellon Corp.	138,683	4,064,799
Morgan Stanley	179,800	5,126,098
		9,190,897
Chemicals—1.33%
Monsanto Co.	46,000	3,419,640
Commercial banks—1.88%
City National Corp.	34,200	1,259,586
Wells Fargo & Co.	147,300	3,573,498
		4,833,084
Computers & peripherals—4.98%
Apple, Inc.*	43,800	6,238,434
Hewlett-Packard Co.	99,600	3,849,540
Seagate Technology	259,900	2,718,554
		12,806,528
Consumer finance—1.39%
Discover Financial Services	347,150	3,565,231
Diversified financial services—1.91%
JPMorgan Chase & Co.	144,200	4,918,662
Diversified telecommunication services—1.64%
AT&T, Inc.	169,800	4,217,832
Electric utilities—4.43%
American Electric Power Co., Inc.	150,200	4,339,278
Exelon Corp.	121,200	6,206,652
Pepco Holdings, Inc.	64,100	861,504
		11,407,434
Energy equipment & services—3.32%
Baker Hughes, Inc.	106,800	3,891,792
Halliburton Co.	139,700	2,891,790
Noble Corp.	57,900	1,751,475
		8,535,057

Security description	Shares	Value
Food & staples retailing—0.68%
Sysco Corp.	78,400	$1,762,432
Health care equipment & supplies—4.83%
Covidien PLC.	184,500	6,907,680
Medtronic, Inc.	113,700	3,966,993
Zimmer Holdings, Inc.*	36,400	1,550,640
		12,425,313
Health care providers & services—2.27%
DaVita, Inc.*	18,900	934,794
Medco Health Solutions, Inc.*	56,500	2,576,965
UnitedHealth Group, Inc.	92,900	2,320,642
		5,832,401
Hotels, restaurants & leisure—1.34%
Carnival Corp.	134,200	3,458,334
Household durables—1.46%
Fortune Brands, Inc.	107,900	3,748,446
Independent power producers & energy traders—0.19%
Dynegy, Inc., Class A*	219,900	499,173
Industrial conglomerates—2.53%
General Electric Co.	556,400	6,521,008
Insurance—3.38%
ACE Ltd.	52,600	2,326,498
Aflac, Inc.	69,600	2,163,864
MetLife, Inc.	49,200	1,476,492
Principal Financial Group, Inc.	144,700	2,726,148
		8,693,002
Life sciences tools & services—0.71%
Millipore Corp.*	26,100	1,832,481
Machinery—4.54%
Illinois Tool Works, Inc.	126,300	4,716,042
PACCAR, Inc.	141,450	4,598,539
Pall Corp.	88,800	2,358,528
		11,673,109
Media—5.55%
Comcast Corp., Class A	428,300	6,206,067
Interpublic Group of Cos., Inc.*	426,300	2,152,815
Omnicom Group, Inc.	96,600	3,050,628
Viacom, Inc., Class B*	126,500	2,871,550
		14,281,060
Multiline retail—1.77%
JC Penney Co., Inc.	79,000	2,268,090
Macy's, Inc.	193,700	2,277,912
		4,546,002
Multi-utilities—1.24%
Sempra Energy	64,400	3,196,172
Oil, gas & consumable fuels—11.29%
Anadarko Petroleum Corp.	75,500	3,426,945
Chevron Corp.	88,700	5,876,375

UBS U.S. Large Cap Equity Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(concluded)
Oil, gas & consumable fuels—(concluded)
EOG Resources, Inc.	26,900	$1,827,048
Hess Corp.	65,100	3,499,125
Marathon Oil Corp.	113,300	3,413,729
Peabody Energy Corp.	129,600	3,908,736
Ultra Petroleum Corp.*	92,677	3,614,403
Williams Cos., Inc.	222,100	3,466,981
		29,033,342
Personal products—1.58%
Avon Products, Inc.	78,100	2,013,418
Estee Lauder Cos., Inc., Class A	62,600	2,045,142
		4,058,560
Pharmaceuticals—4.20%
Allergan, Inc.	89,900	4,277,442
Pfizer, Inc.	434,500	6,517,500
		10,794,942
Road & rail—1.85%
Burlington Northern Santa Fe Corp.	39,400	2,897,476
Ryder System, Inc.	66,500	1,856,680
		4,754,156
Semiconductors & semiconductor equipment—5.51%
Broadcom Corp., Class A*	139,800	3,465,642
Intel Corp.	217,000	3,591,350
Intersil Corp., Class A	104,200	1,309,794
Kla-Tencor Corp.	71,500	1,805,375

Security description	Shares	Value
Semiconductors & semiconductor equipment—(concluded)
Marvell Technology Group Ltd.*	239,200	$2,784,288
National Semiconductor Corp.	96,700	1,213,585
		14,170,034
Software—5.09%
Intuit, Inc.*	68,600	1,931,776
Microsoft Corp.	309,000	7,344,930
VMware, Inc., Class A*	139,800	3,812,346
		13,089,052
Textiles, apparel & luxury goods—0.70%
Coach, Inc.	66,600	1,790,208
Wireless telecommunication services—1.18%
Sprint Nextel Corp.*	631,920	3,039,535
Total common stocks (cost $255,967,397)		251,418,856
	Units
Short-term investment—0.55%
Investment company—0.55%
UBS Cash Management Prime Relationship Fund, 0.384%(1),(2) (cost $1,408,399)	1,408,399	1,408,399
Total investments—98.30% (cost $257,375,796)		252,827,255
Cash and other assets, less liabilities—1.70%		4,383,520
Net assets—100.00%		$257,210,775

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $277,785,925; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$20,534,449
Gross unrealized depreciation	(45,493,119)
Net unrealized depreciation of investments	$(24,958,670)

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2009.

Futures contracts

UBS U.S. Large Cap Equity Fund had the following open futures contracts as of June 30, 2009:

Index futures buy contracts:	Expiration date	Cost	Value	Unrealized appreciation
S&P 500 Index, 12 contracts (USD)	September 2009	$2,738,442	$2,746,500	$8,058

Currency type abbreviation:

USD  United States Dollar

UBS U.S. Large Cap Equity Fund—Portfolio of investments

June 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$251,418,856	$—	$—	$251,418,856
Short-term investment	—	1,408,399	—	1,408,399
Other financial instruments(1)	8,058	—	—	8,058
Total	$251,426,914	$1,408,399	$—	$252,835,313

(1)  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS U.S. Large Cap Growth Fund (the "Fund") declined 24.37% (Class A shares declined 28.54% after the deduction of the maximum sales charge), while Class Y shares declined 24.19%. The Fund's benchmark, the Russell 1000 Growth Index (the "Index"), declined 24.50% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 104; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

Note: On July 10, 2009, following the conclusion of the reporting period, the assets and liabilities of the UBS U.S. Large Cap Growth Fund were transferred to the Laudus Growth Investors U.S. Large Cap Growth Fund ("Laudus Fund") in exchange for shares of the Laudus Fund. Shareholders of the Fund became shareholders of the Laudus Fund effective July 13, 2009.

The Fund's slight outperformance was due primarily to stock selection, with sector allocation making a positive contribution to relative returns, as well.

Portfolio performance summary

What worked

•  The Fund's overweight to the financial sector, and stock selection within the sector, were the main drivers of performance for the period. The Fund's sector allocations are a byproduct of our bottom-up, fundamental research. We seek to identify and own companies whose future growth, in our view, is underestimated by the market. Our research pointed to opportunities in financial stocks, particularly during the second half of 2008, and the Fund was overweight the sector as a result.

•  The Fund's financial holdings were concentrated in securities exchanges and asset managers, which contributed positively to relative performance. Among these, positions in CME Group and IntercontinentalExchange were particularly successful. Shares of asset manager BlackRock rose as well, particularly after the company announced the acquisition of Barclays Global Investors. (For additional details, see "Portfolio highlights.")

•  The Fund largely avoided banks and broker/dealers, which were among the hardest hit of the financial stocks during the market downturn of 2008 and early 2009.

•  The Fund's underweight to the energy sector was positive for the 12-month period. The Fund began to trim exposure to energy stocks as higher commodity prices began to reverse. From September through December of 2008, the Fund's positioning was rewarded as crude oil declined from $147 per barrel to prices in the mid-$30 range at year end. The Fund's reduced exposure to the energy sector insulated it from the broad declines suffered by many oil-related stocks.

•  After the market lows of early March 2009, we began to systematically add to the Fund's position in the energy sector. The rapid decline of commodity prices in the second half of 2008 and early 2009 hurt the share prices of many companies, resulting in what we viewed as overly pessimistic prices, and attractive valuations. At the end of the reporting period, the Fund was overweight to the sector.

UBS U.S. Large Cap Growth Fund

What didn't work

•  The Fund was underweight consumer staples, which negatively impacted relative returns. We avoided these stocks as we believed that they had become expensive from a valuation standpoint. However, consumer staples stocks outperformed the market as a whole during the 12-month period as investors poured into them, seeking a safe haven. While the Fund's underweight in consumer staples was negative for the reporting period overall, as the market began to recover following its March 2009 lows, this position was rewarded as these stocks failed to make strong gains.

•  Stock selection in the health care sector negatively affected performance. In particular, Zimmer Holdings and Stryker, two medical device stocks held in the Fund, declined during the reporting period. Both companies manufacture implants for orthopedic surgeries, which tend to be elective procedures. As the economy slowed, so did consumer demand for these procedures. However, we believe Zimmer and Stryker are solid companies whose future growth prospects have been ignored, and that are positioned to benefit from the aging US population. (For additional details, see "Portfolio highlights.")

•  Security selection in the consumer discretionary sector was negative for the reporting period. Casino operator Wynn Resorts declined during the 12-month period as discretionary spending slowed. (For additional details, see "Portfolio highlights.") Clothing retailer J. Crew detracted from performance during the period, as well. We sold out of the Fund's positions in both stocks during the period.

Portfolio highlights

•  BlackRock has a premier franchise in institutional fixed income asset management, with strong recent performance in equity products as well. Shares rose during the period after the company agreed to acquire Barclays Global Investors. We believe this purchase may boost earnings, and expect that it should position the asset manager to benefit from trends toward exchange-traded funds and passive investing, enabling continued strong growth in assets under management.

•  CME Group is a clearinghouse that allows parties to trade futures in interest rates, equity indices, commodities and currencies. Shares of the company rose during the period, as volumes in key futures products improved from low levels that were reached following the global financial crisis. The company retains high barriers to entry through its monopoly on the execution and clearing of key futures products. We believe this combination could lead to significant profit growth over the next five years, and the Fund remains overweight to the CME Group.

•  Shares of Southwestern Energy rose during the reporting period, benefiting Fund performance. The company is one of the lowest-cost gas producers in North America. We like Southwestern's ability to grow organically even in a low gas price environment. Also,we prefer companies with industry-leading reserve life, strong organic growth and strong land positions to provide better than average cash flows. Southwestern exhibits all these aspects, yet its valuation remains compelling, in our view.

•  Zimmer Holdings is the global market share leader in reconstructive knee and hip implants. Its shares declined during the period, but we believe the company offers the potential for strong long-term growth. Long-term fundamentals in orthopedics are extremely attractive as the number of candidates for knee and hip replacements (62 to 65 years old, on average) is growing much faster than the population at large.

UBS U.S. Large Cap Growth Fund

•  Wynn Resorts, the owner and operator of destination casinos in Las Vegas and the Macau Special Administrative Region of China, lagged the consumer discretionary group for the 12 months. While we believe that long-term trends could be positive, near-term pressures prompted us to sell the stock during the period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Large Cap Growth Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	5 years	10 years	Inception(1)
Before deducting	Class A(2)	(24.37)%	1.99%	(2.57)%	(0.96)%
maximum sales charge	Class B(3)	(24.93)	1.21	N/A	0.53
	Class C(4)	(24.91)	1.26	N/A	(0.13)
	Class Y(5)	(24.19)	2.25	(2.30)	1.25
After deducting maximum	Class A(2)	(28.54)	0.84	(3.12)	(1.49)
sales charge	Class B(3)	(28.68)	0.83	N/A	0.53
	Class C(4)	(25.66)	1.26	N/A	(0.13)
Russell 1000 Growth Index(6)		(24.50)	(1.83)	(4.18)	(0.09)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.36% and 1.06%; Class B—2.15% and 1.81%; Class C—2.14% and 1.81%; Class Y—1.22% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and 0.80% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Large Cap Growth Fund Class A shares is December 31, 1998. Inception dates of Class B and Class C shares are November 7, 2001 and November 19, 2001, respectively. Inception date of Class Y shares and the index is October 14, 1997.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two graphs depicts the performance of UBS U.S. Large Cap Growth Fund Class A and Class Y shares versus the Russell 1000 Growth Index over the 10 years ended June 30, 2009. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Large Cap Growth Fund Class A vs. Russell 1000 Growth Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Large Cap Growth Fund Class Y vs. Russell 1000 Growth Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Growth Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
Apple, Inc.	5.4%
Google, Inc., Class A	4.8
QUALCOMM, Inc.	4.5
Visa, Inc., Class A	4.3
Allergan, Inc.	4.2
Amazon.com, Inc.	3.6
MasterCard, Inc., Class A	3.6
Cisco Systems, Inc.	3.2
Union Pacific Corp.	3.1
CME Group, Inc.	3.0
Total	39.7%

(1)  Figures represent the direct investments of the UBS U.S. Large Cap Growth Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of June 30, 2009

Common stocks
Aerospace & defense	2.91%
Air freight & logistics	0.61
Capital markets	1.69
Chemicals	6.04
Communications equipment	7.68
Computers & peripherals	5.43
Diversified consumer services	1.51
Diversified financial services	5.78
Energy equipment & services	2.69
Food products	1.62
Health care equipment & supplies	7.46
Health care providers & services	5.19
Hotels, restaurants & leisure	4.43
Household products	2.27
Internet & catalog retail	3.64
Internet software & services	4.76
IT services	7.88%
Machinery	0.92
Oil, gas & consumable fuels	6.72
Pharmaceuticals	4.17
Road & rail	4.85
Software	5.01
Specialty retail	3.44
Textiles, apparel & luxury goods	0.84
Wireless telecommunication services	1.48
Total common stocks	99.02
Investment company
iShares Russell 1000 Growth Index Fund	0.87
Total investments	99.89
Cash and other assets, less liabilities	0.11
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Growth Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Large Cap Growth Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—99.02%
Aerospace & defense—2.91%
General Dynamics Corp.	22,600	$1,251,814
United Technologies Corp.	23,000	1,195,080
		2,446,894
Air freight & logistics—0.61%
Expeditors International Washington, Inc.	15,500	516,770
Capital markets—1.69%
BlackRock, Inc.	8,100	1,420,902
Chemicals—6.04%
Ecolab, Inc.	23,500	916,265
Monsanto Co.	25,900	1,925,406
Praxair, Inc.	31,500	2,238,705
		5,080,376
Communications equipment—7.68%
Cisco Systems, Inc.*	143,800	2,680,432
QUALCOMM, Inc.	83,700	3,783,240
		6,463,672
Computers & peripherals—5.43%
Apple, Inc.*	32,100	4,572,003
Diversified consumer services—1.51%
DeVry, Inc.	25,400	1,271,016
Diversified financial services—5.78%
CME Group, Inc.	8,000	2,488,880
IntercontinentalExchange, Inc.*	20,800	2,376,192
		4,865,072
Energy equipment & services—2.69%
Schlumberger Ltd.	20,800	1,125,488
Weatherford International Ltd.*	58,400	1,142,304
		2,267,792
Food products—1.62%
Kellogg Co.	29,300	1,364,501
Health care equipment & supplies—7.46%
Alcon, Inc.	21,300	2,473,356
Baxter International, Inc.	16,900	895,024
Stryker Corp.	35,100	1,394,874
Zimmer Holdings, Inc.*	35,700	1,520,820
		6,284,074
Health care providers & services—5.19%
Express Scripts, Inc.*	29,600	2,035,000
Laboratory Corp. of America Holdings*	17,800	1,206,662
Medco Health Solutions, Inc.*	24,800	1,131,128
		4,372,790
Hotels, restaurants & leisure—4.43%
International Game Technology	132,200	2,101,980
McDonald's Corp.	28,300	1,626,967
		3,728,947

Security description	Shares	Value
Household products—2.27%
Colgate-Palmolive Co.	27,000	$1,909,980
Internet & catalog retail—3.64%
Amazon.com, Inc.*	36,600	3,061,956
Internet software & services—4.76%
Google, Inc., Class A*	9,500	4,005,105
IT services—7.88%
MasterCard, Inc., Class A	17,900	2,994,849
Visa, Inc., Class A	58,400	3,635,984
		6,630,833
Machinery—0.92%
Parker Hannifin Corp.	18,000	773,280
Oil, gas & consumable fuels—6.72%
Exxon Mobil Corp.	20,700	1,447,137
Southwestern Energy Co.*	48,800	1,895,880
XTO Energy, Inc.	60,575	2,310,331
		5,653,348
Pharmaceuticals—4.17%
Allergan, Inc.	73,800	3,511,404
Road & rail—4.85%
Burlington Northern Santa Fe Corp.	20,100	1,478,154
Union Pacific Corp.	50,100	2,608,206
		4,086,360
Software—5.01%
Adobe Systems, Inc.*	53,500	1,514,050
Oracle Corp.	79,500	1,702,890
Salesforce.com, Inc.*	26,200	1,000,054
		4,216,994
Specialty retail—3.44%
Home Depot, Inc.	52,300	1,235,849
Sherwin-Williams Co.	30,900	1,660,875
		2,896,724
Textiles, apparel & luxury goods—0.84%
Coach, Inc.	26,400	709,632
Wireless telecommunication services—1.48%
American Tower Corp., Class A*	39,500	1,245,435
Total common stocks (cost $81,945,452)		83,355,860
	Units
Investment company—0.87%
iShares Russell 1000 Growth Index Fund (cost $720,672)	17,800	730,334
Total investments—99.89% (cost $82,666,124)		84,086,194
Cash and other assets, less liabilities—0.11%		88,982
Net assets—100.00%		$84,175,176

UBS U.S. Large Cap Growth Fund—Portfolio of investments

June 30, 2009

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $85,359,052; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,882,732
Gross unrealized depreciation	(6,155,590)
Net unrealized depreciation of investments	$(1,272,858)

*  Non income producing security.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$83,355,860	$—	$—	$83,355,860
Investment company	730,334	—	—	730,334
Total	$84,086,194	$—	$—	$84,086,194

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") declined 29.74% (Class A shares declined 33.60% after the deduction of the maximum sales charge), while Class Y shares declined 29.53%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), declined 29.03% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 112; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's modest underperformance relative to the Index resulted from industry allocation during the reporting period, while stock selection made a positive contribution to relative returns.

Portfolio performance summary

What worked

•  Strong stock selection across a number of industries contributed positively to Fund performance during the reporting period.

•  Security selection in the energy industry was positive. In particular, the Fund's position in Anadarko Petroleum, as well as not holding ConocoPhillips, made significant contributions to Fund returns.

•  The Fund benefited from positive stock selection in the materials group, most notably Celanese and Alcoa, which was sold from the Fund.

•  Within the industrial group, stock selection in the capital goods and transportation sectors was strong. Holdings such as General Dynamics added value during the reporting period.

•  The Fund had a meaningful underweight to the materials sector, which benefited relative returns for the 12-month period. The Fund began the period with an underweight to materials stocks, reflecting our belief that commodity prices were unsustainably high. During the second half of 2008, our conviction was rewarded as oil and other commodity prices dropped sharply. As materials stocks meaningfully underperformed other areas of the US market, the Fund's reduced exposure helped to insulate it from the declines.

As materials stock prices returned to earlier, lower levels, our research indicated that the valuations of these companies had become more attractive, so we added incrementally to the Fund's exposure. At the end of the reporting period, the Fund was underweight to materials.

•  Several targeted weightings in industry subsectors benefited Fund returns.

•  Within the technology sector, we successfully overweighted technology hardware and semiconductor companies, particularly Intel, during the period.

UBS U.S. Large Cap Value Equity Fund

•  The Fund was overweight to diversified financial stocks within the financial industry. Success stories for the period included Wells Fargo, particularly in the second half of 2008, and Morgan Stanley during the first half of 2009. (For details, see "Portfolio highlights.")

•  Although stock selection in the consumer discretionary sector as a whole contributed negatively to performance, several stocks held by the Fund in the retailing sector performed well. These included Macy's and J.C. Penney. (For details, see "Portfolio highlights.")

What didn't work

•  The Fund's positioning in energy stocks performed poorly during the period. In particular, Peabody Energy was a negative contributor. Oil services stocks including Halliburton and Baker Hughes also hindered returns for much of the 12-month period. However, we see a number of companies that we consider to be good value in the oil services sector as the push toward deep water oil and shale gas intensifies. As energy demand began to recover in the second quarter of 2009, these holdings began to perform well. We believe that they could continue to benefit from increased exploration. (For details, see "Portfolio highlights.")

•  Industry group allocation offset the Fund's gains from stock selection, and detracted from performance. Our research indicated that most companies in the consumer staples sector had become less attractively priced than other parts of the market, and the Fund continued to underweight the sector. However, the consumer staples sector outperformed the market as defensive sectors exhibited strength during the downturn. While this underweight hurt the Fund's relative returns during the reporting period as a whole, this changed dramatically beginning in March of 2009, when the consumer staples sector began to lag following a shift in sector performance.

•  An overweight to industrials had a negative impact on results during much of the reporting period.

•  The Fund suffered from security selection decisions within the financial sector.

•  Many of the bank stocks held in the Fund declined for the period, particularly during the fourth quarter of 2008, when negative economic news proliferated. Several regional banks the Fund owned, including Fifth Third Bancorp and SunTrust Banks, contributed negatively to performance. Both of these banks were sold from the Fund during the period.

•  The Fund's insurance holdings, such as Aflac, detracted as well.

•  Financial stocks began to outperform in March of 2009, and several of the Fund's holdings benefited.

•  While security selection overall added value, it underperformed the benchmark in some sectors. In particular, security selection in the consumer discretionary and telecommunications industries detracted from results.

•  The Fund's position in Sprint declined, while shares of Verizon, which the Fund did not hold, gained during the period. As with many equity sectors, stronger balance sheets in telecommunications were rewarded during this period. Those companies viewed as needing access to near-term credit tended to underperform, and this was a contributing factor in the performance of many telecom stocks during the second half of 2008. (For details, see "Portfolio highlights.")

UBS U.S. Large Cap Value Equity Fund

Portfolio highlights

•  The Fund's position in Macy's contributed positively to performance. Despite weak holiday sales, Macy's was able to shore up its liquidity position by amending its credit agreements, alleviating investors' liquidity concerns. While we expect that the company will continue feeling near-term headwinds, we believe the stock has more than priced in a significant consumer slowdown.

•  Morgan Stanley was a positive contributor to performance during the reporting period, especially relative to other financial stocks. We believe that, regardless of the severe economic downturn, the capital markets will eventually begin to operate more normally. When this happens, we think it is likely that Morgan Stanley's strong investment banking capabilities, broad product offering and customer relationships will enable the firm to garner a significant share of the impending business.

•  Sprint traded lower during the reporting period, despite its announcement that its faster WIMAX broadband wireless network is ready for commercial services. Despite recent losses in Sprint's client base, we remain confident in the Fund's current position. The company formed a new unit focused on business and government customers, and we believe that Sprint can stabilize its customer base and return to growth.

•  The Fund's position in Halliburton detracted from performance. Shares of oil services companies fell as analysts predicted a drop in activity due to the recession. Spending cuts by oil and gas producers may mean less work for companies that assist in production. Despite this, we believe the company is well-positioned to endure the market crunch.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Large Cap Value Equity Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	5 years	Inception(1)
Before deducting	Class A(2)	(29.74)%	(2.86)%	(0.20)%
maximum sales charge	Class B(3)	(30.23)	(3.57)	(0.35)
	Class C(4)	(30.25)	(3.54)	(0.62)
	Class Y(5)	(29.53)	(2.59)	0.00
After deducting maximum	Class A(2)	(33.60)	(3.95)	(0.95)
sales charge	Class B(3)	(33.15)	(3.77)	(0.35)
	Class C(4)	(30.83)	(3.54)	(0.62)
Russell 1000 Value Index(6)		(29.03)	(2.12)	(0.24)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.33% and 1.11%; Class B—2.18% and 1.86%; Class C—2.11% and 1.86%; Class Y—1.14% and 0.86%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.10% for Class A shares, 1.85% for Class B shares, 1.85% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Large Cap Value Equity Fund Class A shares is December 7, 2001. Inception dates of Class B and Class C shares are November 8, 2001 and December 12, 2001, respectively. Inception date of Class Y shares and the index is June 29, 2001.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS U.S. Large Cap Value Equity Fund Class A versus the Russell 1000 Value Index from December 7, 2001, which is the inception date of the class, through June 30, 2009. The second graph depicts the performance of UBS U.S. Large Cap Value Equity Fund Class Y versus the Russell 1000 Value Index from June 29, 2001, which is the inception date of the class, through June 30, 2009. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Large Cap Value Equity Fund Class A vs. Russell 1000 Value Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Large Cap Value Equity Fund Class Y vs. Russell 1000 Value Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
General Electric Co.	4.5%
JPMorgan Chase & Co.	4.2
Pfizer, Inc.	4.0
Chevron Corp.	3.6
AT&T, Inc.	3.5
Covidien PLC.	3.2
Wells Fargo & Co.	3.0
Comcast Corp., Class A	2.7
Marathon Oil Corp.	2.5
Exxon Mobil Corp.	2.4
Total	33.6%

(1)  Figures represent the direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of June 30, 2009

Common stocks
Aerospace & defense	2.15%
Air freight & logistics	2.21
Auto components	3.40
Beverages	1.93
Capital markets	4.41
Chemicals	1.79
Commercial banks	3.55
Computers & peripherals	2.20
Consumer finance	1.34
Diversified financial services	4.20
Diversified telecommunication services	3.47
Electric utilities	6.36
Energy equipment & services	2.62
Health care equipment & supplies	3.17
Health care providers & services	1.86
Hotels, restaurants & leisure	1.68
Household durables	1.00
Industrial conglomerates	4.52
Insurance	4.32%
Machinery	4.12
Media	5.64
Multiline retail	2.19
Multi-utilities	3.25
Oil, gas & consumable fuels	14.99
Pharmaceuticals	5.37
Road & rail	2.42
Semiconductors & semiconductor equipment	2.13
Wireless telecommunication services	1.25
Total common stocks	97.54
Investment company
SPDR Trust, Series 1	2.04
Short-term investment	1.40
Total investments	100.98
Liabilities, in excess of cash and other assets	(0.98)
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Large Cap Value Equity Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—97.54%
Aerospace & defense—2.15%
General Dynamics Corp.	20,100	$1,113,339
Air freight & logistics—2.21%
FedEx Corp.	20,600	1,145,772
Auto components—3.40%
BorgWarner, Inc.	21,200	723,980
Johnson Controls, Inc.	47,700	1,036,044
		1,760,024
Beverages—1.93%
Dr. Pepper Snapple Group, Inc.*	14,000	296,660
PepsiCo, Inc.	12,800	703,488
		1,000,148
Capital markets—4.41%
Bank of New York Mellon Corp.	37,300	1,093,263
Morgan Stanley	41,800	1,191,718
		2,284,981
Chemicals—1.79%
Air Products & Chemicals, Inc.	5,400	348,786
Celanese Corp., Series A	24,300	577,125
		925,911
Commercial banks—3.55%
City National Corp.	8,700	320,421
Wells Fargo & Co.	62,700	1,521,102
		1,841,523
Computers & peripherals—2.20%
Seagate Technology	108,800	1,138,048
Consumer finance—1.34%
Discover Financial Services	67,900	697,333
Diversified financial services—4.20%
JPMorgan Chase & Co.	63,770	2,175,195
Diversified telecommunication services—3.47%
AT&T, Inc.	72,350	1,797,174
Electric utilities—6.36%
American Electric Power Co., Inc.	36,700	1,060,263
Exelon Corp.	19,600	1,003,716
Northeast Utilities	37,500	836,625
Pepco Holdings, Inc.	29,200	392,448
		3,293,052
Energy equipment & services—2.62%
Baker Hughes, Inc.	24,000	874,560
Halliburton Co.	23,300	482,310
		1,356,870
Health care equipment & supplies—3.17%
Covidien PLC.	43,900	1,643,616

Security description	Shares	Value
Health care providers & services—1.86%
Medco Health Solutions, Inc.*	9,900	$451,539
UnitedHealth Group, Inc.	20,500	512,090
		963,629
Hotels, restaurants & leisure—1.68%
Carnival Corp.	33,700	868,449
Household durables—1.00%
Fortune Brands, Inc.	14,900	517,626
Industrial conglomerates—4.52%
General Electric Co.	199,900	2,342,828
Insurance—4.32%
ACE Ltd.	11,700	517,491
Aflac, Inc.	16,500	512,985
MetLife, Inc.	22,800	684,228
Principal Financial Group, Inc.	27,700	521,868
		2,236,572
Machinery—4.12%
Illinois Tool Works, Inc.	29,600	1,105,264
PACCAR, Inc.	31,700	1,030,567
		2,135,831
Media—5.64%
Comcast Corp., Class A	98,600	1,428,714
Interpublic Group of Cos., Inc.*	119,100	601,455
Omnicom Group, Inc.	28,300	893,714
		2,923,883
Multiline retail—2.19%
JC Penney Co., Inc.	14,800	424,908
Macy's, Inc.	60,200	707,952
		1,132,860
Multi-utilities—3.25%
MDU Resources Group, Inc.	30,500	578,585
NiSource, Inc.	27,900	325,314
Sempra Energy	15,700	779,191
		1,683,090
Oil, gas & consumable fuels—14.99%
Anadarko Petroleum Corp.	20,600	935,034
Chevron Corp.	28,000	1,855,000
Exxon Mobil Corp.	17,450	1,219,929
Hess Corp.	13,800	741,750
Marathon Oil Corp.	43,500	1,310,655
Peabody Energy Corp.	31,500	950,040
Ultra Petroleum Corp.*	19,300	752,700
		7,765,108
Pharmaceuticals—5.37%
Merck & Co., Inc.	25,300	707,388
Pfizer, Inc.	138,200	2,073,000
		2,780,388

UBS U.S. Large Cap Value Equity Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(concluded)
Road & rail—2.42%
Burlington Northern Santa Fe Corp.	10,400	$764,816
Ryder System, Inc.	17,500	488,600
		1,253,416
Semiconductors & semiconductor equipment—2.13%
Intel Corp.	66,700	1,103,885
Wireless telecommunication services—1.25%
Sprint Nextel Corp.*	134,457	646,738
Total common stocks (cost $61,553,185)		50,527,289
Investment company—2.04%
SPDR Trust, Series 1 (cost $1,081,343)	11,500	1,057,080

Security description	Units	Value
Short-term investment—1.40%
Investment company—1.40%
UBS Cash Management Prime Relationship Fund, 0.384%(1),(2) (cost $723,700)	723,700	$723,700
Total investments—100.98% (cost $63,358,228)		52,308,069
Liabilities, in excess of cash and other assets—(0.98)%		(507,169)
Net assets—100.00%		$51,800,900

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $65,173,817; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,636,154
Gross unrealized depreciation	(15,501,902)
Net unrealized depreciation of investments	$(12,865,748)

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2009.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$50,527,289	$—	$—	$50,527,289
Investment company	1,057,080	—	—	1,057,080
Short-term investment	—	723,700	—	723,700
Total	$51,584,369	$723,700	$—	$52,308,069

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS U.S. Mid Cap Growth Equity Fund (the "Fund") declined 31.54% (Class A shares declined 35.28% after the deduction of the maximum sales charge), while Class Y shares declined 31.18%. The Fund's benchmark, the Russell Midcap Growth Index (the "Index"), declined 30.33% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 120; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund underperformed its benchmark largely due to stock selection.

Portfolio performance summary

What worked

•  Stock selection in the information technology sector made a positive contribution to Fund returns. The information technology sector makes up the largest weight in the Fund's benchmark Russell Midcap Growth Index, and was the Fund's largest source of relative return during the period.

•  Along with the Fund's core long-term holdings in the sector, we are also finding what we view as compelling opportunities in companies that are benefiting from strength in their product cycles, as well as firms with stable business models and significant recurring revenues.

•  Successful holdings included stocks such as DataDomain, a network and storage company whose shares rose when the company was the subject of a bidding war between two potential acquirers. Other data storage companies held in the Fund benefited from this activity as well, particularly F5 Networks. (For details, see "Portfolio highlights.")

•  Security selection in the financial sector also had a positive effect on performance for the reporting period. Because financial stocks make up only 6% of the Fund's benchmark Index, stock selection is key to the Fund's success within the group. The sector includes relatively few large, well-known firms. We rely on our independent fundamental research in our effort to identify undervalued stocks that we believe are poised to outperform.

•  One such stock during the period was Digital Realty Trust, a data center real estate investment trust ("REIT"). Although the national real estate market declined as a result of the credit crisis, Digital Realty was able to limit its losses relative to its peers.

•  The Fund's position in online discount broker TD Ameritrade posted strong relative performance for the 12-month period. Discount brokers have seen significant inflows as investors have fled many large national broker/dealers. (For details, see "Portfolio highlights.")

•  Several positions in the telecom sector added to Fund returns for the 12-month period. The Fund's sector allocations are a byproduct of our bottom-up, fundamental research. We seek to identify and own companies whose future growth, in our view, is underestimated by the market. Our bottom-up

UBS U.S. Mid Cap Growth Equity Fund

research has found what we believe are attractive opportunities in wireless services, specifically low-cost service providers and wireless tower owners/operators.

•  In particular, SBA Communications was a strong performer for the Fund. The company operates wireless communication towers, and has grown its business in recent quarters. Metro PCS also added value during the period. This discount wireless carrier offers prepaid phones and pay-as-you-go contracts, and is having success with the lower end of the wireless market.

What didn't work

•  Within health care, security selection was a negative contributor to Fund returns. We are focused on health care service providers that we believe are insulated from the negative trends affecting most companies in the space, such as pricing pressure, risks from generic drug competition, and Medicare exposure. Among these, Fund holdings Immucor and Psychiatric Solutions, which was sold from the Fund during the period, disappointed during this time. (For details, see "Portfolio highlights.")

•  The stocks the Fund held in the consumer discretionary group—including Gildan Activewear and Gaylord Entertainment—underperformed for the reporting period. This sector was challenged during the second half of 2008 and the beginning of 2009, as consumer spending slowed due to the uncertain economic environment (For details, see "Portfolio highlights.").

•  Stock selection in the consumer staples sector detracted from performance. Deteriorating consumer sentiment had a negative effect on several stocks held in the Fund that we believe offer an excellent risk-reward tradeoff. Notably, Central European Distribution, which produces vodka, sold off dramatically during the credit crisis due to concerns about exchange rates in Russia and Poland, the company's two main markets. (For details, see "Portfolio highlights.")

Portfolio highlights

•  DataDomain is a leading provider of storage solutions for backup and archive applications. Late in the reporting period, NetApp, a provider of storage and data management solutions, announced it had entered into a definitive agreement to acquire DataDomain. Shares of the stock rose strongly in response, and we sold the Fund's position in DataDomain, as we believed that it became fully valued based on the merger.

•  Shares of TD Ameritrade performed well for the period. While the company has maintained its leading services to its traditional target market of active traders, it is also steadily building asset gathering capabilities focused on longer-term investors, which represent a more stable, high-margin revenue stream. We are encouraged by this progress, and believe that the company's past and current investments in infrastructure will lead to increased growth and stability in the longer term.

•  Shares of Immucor, manufacturer of diagnostic equipment and products for blood typing, detracted from relative performance during the reporting period. However, Immucor is in the early stages of a major new product cycle and it has an updated version of its large lab equipment moving through the pipeline. In addition, Immucor is a major player in its market, which has resulted in tremendous pricing power, which we believe will be sustainable in the near term.

UBS U.S. Mid Cap Growth Equity Fund

•  Gildan Activewear had been viewed as a defensive consumer stock, selling high-value, low-priced products (such as T-shirts and fleece items) used for promotions. The stock appeared to hold up well in the early part of the reporting period. However, in a year-end conference call in December 2008, management reported slightly weaker than expected results and offered an extremely cautious outlook, which resulted in a drop in share price. We sold the Fund's position in the stock during the first quarter of 2009 due to lower earnings expectations.

•  Central European Distribution Corp. ("CEDC") hurt Fund performance for the period. Fundamentals at the company continue to reflect CEDC's strong market position as a distributor and manufacturer primarily of vodka in Poland and Russia. Management recently announced the details of a renegotiated agreement for their purchase of Russian Alcohol Group (RAG). As competitors are going out of business, CEDC is picking up market share. We continue to believe that CEDC is well-positioned to execute growth in Poland and Russia, and that its valuation is still at conservative levels.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Mid Cap Growth Equity Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	Inception(1)
Before deducting	Class A(2)	(31.54)%	(10.57)%
maximum sales charge	Class C(3)	(32.83)	(12.44)
	Class Y(4)	(31.18)	(9.79)
After deducting maximum	Class A(2)	(35.28)	(12.11)
sales charge	Class C(3)	(33.49)	(12.44)
Russell Midcap Growth Index(5)		(30.33)	(8.46)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—4.59% and 1.46%; Class C—5.50% and 2.21%; Class Y—4.13% and 1.21%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, otherwise do not exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Mid Cap Growth Equity Fund Class A shares is March 31, 2006. Inception date of Class C shares is April 21, 2006. Inception date of Class Y shares and the index is March 27, 2006.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Mid Cap Growth Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS U.S. Mid Cap Growth Equity Fund Class A versus the Russell Midcap Growth Index from March 31, 2006, which is the inception date of the class, through June 30, 2009. The second graph depicts the performance of UBS U.S. Mid Cap Growth Equity Fund Class Y versus the Russell Midcap Growth Index from March 27, 2006, which is the inception date of the class, through June 30, 2009. The performance of Class C shares will vary based upon the different inception date, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Mid Cap Growth Equity Fund Class A vs. Russell Midcap Growth Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Mid Cap Growth Equity Fund Class Y vs. Russell Midcap Growth Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Mid Cap Growth Equity Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
WMS Industries, Inc.	4.2%
Express Scripts, Inc.	3.6
Solera Holdings, Inc.	3.1
Cognizant Technology Solutions Corp., Class A	2.9
TD Ameritrade Holding Corp.	2.7
Strayer Education, Inc.	2.6
American Tower Corp., Class A	2.3
Ecolab, Inc.	2.3
Amphenol Corp., Class A	2.3
Republic Services, Inc.	2.2
Total	28.2%

(1)  Figures represent the direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2009

Common stocks
Air freight & logistics	1.49%
Beverages	1.64
Biotechnology	0.78
Capital markets	2.71
Chemicals	3.78
Commercial services & supplies	7.00
Communications equipment	1.31
Computers & peripherals	5.12
Construction & engineering	2.15
Distributors	1.10
Diversified consumer services	2.60
Diversified financial services	4.90
Electrical equipment	1.59
Electronic equipment, instruments & components	2.26
Energy equipment & services	1.48
Food products	0.99
Health care equipment & supplies	4.11
Health care providers & services	8.88
Hotels, restaurants & leisure	7.07
IT services	4.17%
Life sciences tools & services	3.12
Machinery	2.33
Oil, gas & consumable fuels	5.43
Professional services	1.74
Real estate investment trusts (REITs)	1.20
Semiconductors & semiconductor equipment	2.24
Software	6.90
Specialty retail	4.09
Trading companies & distributors	1.77
Wireless telecommunication services	4.67
Total common stocks	98.62
Investment company
iShares Russell Midcap Growth Index Fund	2.25
Short-term investment	0.90
Total investments	101.77
Liabilities, in excess of cash and other assets	(1.77)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Mid Cap Growth Equity Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—98.62%
Air freight & logistics—1.49%
C.H. Robinson Worldwide, Inc.	1,200	$62,580
Beverages—1.64%
Central European Distribution Corp.*	2,600	69,082
Biotechnology—0.78%
BioMarin Pharmaceutical, Inc.*	2,100	32,781
Capital markets—2.71%
TD Ameritrade Holding Corp.*	6,500	114,010
Chemicals—3.78%
Air Products & Chemicals, Inc.	500	32,295
Ecolab, Inc.	2,500	97,475
Terra Industries, Inc.	1,200	29,064
		158,834
Commercial services & supplies—7.00%
EnergySolutions, Inc.	7,000	64,400
Monster Worldwide, Inc.*	2,100	24,801
Republic Services, Inc.	3,765	91,904
Stericycle, Inc.*	1,300	66,989
Tetra Tech, Inc.*	1,600	45,840
		293,934
Communications equipment—1.31%
F5 Networks, Inc.*	600	20,754
Starent Networks Corp.*	1,400	34,174
		54,928
Computers & peripherals—5.12%
NCR Corp.*	5,100	60,333
NetApp, Inc.*	3,200	63,104
Teradata Corp.*	3,900	91,377
		214,814
Construction & engineering—2.15%
Quanta Services, Inc.*	3,900	90,207
Distributors—1.10%
LKQ Corp.*	2,800	46,060
Diversified consumer services—2.60%
Strayer Education, Inc.	500	109,055
Diversified financial services—4.90%
CME Group, Inc.	100	31,111
IntercontinentalExchange, Inc.*	500	57,120
MSCI, Inc., Class A*	3,500	85,540
Nasdaq OMX Group, Inc.*	1,500	31,965
		205,736
Electrical equipment—1.59%
Regal-Beloit Corp.	1,000	39,720
Roper Industries, Inc.	600	27,186
		66,906
Electronic equipment, instruments & components—2.26%
Amphenol Corp., Class A	3,000	94,920

Security description	Shares	Value
Energy equipment & services—1.48%
National Oilwell Varco, Inc.*	800	$26,128
Smith International, Inc.	1,400	36,050
		62,178
Food products—0.99%
Flowers Foods, Inc.	1,900	41,496
Health care equipment & supplies—4.11%
C.R. Bard, Inc.	1,200	89,340
Idexx Laboratories, Inc.*	700	32,340
Immucor, Inc.*	3,700	50,912
		172,592
Health care providers & services—8.88%
Aetna, Inc.	1,600	40,080
DaVita, Inc.*	1,300	64,298
Express Scripts, Inc.*	2,200	151,250
Fresenius Medical Care AG & Co. KGaA ADR	900	40,500
Henry Schein, Inc.*	1,600	76,720
		372,848
Hotels, restaurants & leisure—7.07%
Darden Restaurants, Inc.	2,200	72,556
International Game Technology	1,900	30,210
WMS Industries, Inc.*	5,600	176,456
Wynn Resorts Ltd.*	500	17,650
		296,872
IT services—4.17%
Cognizant Technology Solutions Corp., Class A*	4,500	120,150
Fiserv, Inc.*	1,200	54,840
		174,990
Life sciences tools & services—3.12%
Covance, Inc.*	700	34,440
Qiagen NV*	1,900	35,321
Thermo Fisher Scientific, Inc.*	1,500	61,155
		130,916
Machinery—2.33%
Bucyrus International, Inc.	1,100	31,416
Joy Global, Inc.	900	32,148
SPX Corp.	700	34,279
		97,843
Oil, gas & consumable fuels—5.43%
Continental Resources, Inc.*	3,000	83,250
Newfield Exploration Co.*	1,700	55,539
Southwestern Energy Co.*	2,300	89,355
		228,144
Professional services—1.74%
Dun & Bradstreet Corp.	900	73,089
Real estate investment trusts (REITs)—1.20%
Digital Realty Trust, Inc.	1,400	50,190

UBS U.S. Mid Cap Growth Equity Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—2.24%
ASML Holding NV, Class G	2,000	$43,300
Atmel Corp. *	13,600	50,728
		94,028
Software—6.90%
Activision Blizzard, Inc.*	2,500	31,575
Concur Technologies, Inc.*	1,900	59,052
Micros Systems, Inc.*	1,600	40,512
Salesforce.com, Inc.*	700	26,719
Solera Holdings, Inc.*	5,200	132,080
		289,938
Specialty retail—4.09%
GameStop Corp., Class A*	2,400	52,824
O'Reilly Automotive, Inc.*	1,700	64,736
Urban Outfitters, Inc.*	2,600	54,262
		171,822
Trading companies & distributors—1.77%
MSC Industrial Direct Co., Class A	2,100	74,508

Security description	Shares	Value
Wireless telecommunication services—4.67%
American Tower Corp., Class A*	3,100	$97,743
MetroPCS Communications, Inc.*	2,400	31,944
SBA Communications Corp., Class A*	2,700	66,258
		195,945
Total common stocks (cost $4,427,263)		4,141,246
	Units
Investment company—2.25%
iShares Russell Midcap Growth Index Fund (cost $92,391)	2,600	94,770
Short-term investment—0.90%
Investment company—0.90%
UBS Cash Management Prime Relationship Fund, 0.384%(1),(2) (cost $37,594)	37,594	37,594
Total investments—101.77% (cost $4,557,248)		4,273,610
Liabilities, in excess of cash and other assets—(1.77)%		(74,426)
Net assets—100.00%		$4,199,184

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $4,594,049; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$221,833
Gross unrealized depreciation	(542,272)
Net unrealized depreciation of investments	$(320,439)

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2009.

ADR  American depositary receipt

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$4,141,246	$—	$—	$4,141,246
Investment company	94,770	—	—	94,770
Short-term investment	—	37,594	—	37,594
Total	$4,236,016	$37,594	$—	$4,273,610

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") declined 35.68% (Class A shares declined 39.20% after the deduction of the maximum sales charge), while Class Y shares declined 35.51%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), declined 24.85% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 127; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund underperformed primarily due to stock selection decisions.

Portfolio performance summary

What worked

•  Strong stock selection in the consumer discretionary sector contributed positively to the Fund's returns. We seek to identify individual companies that can sustain above-average revenue and earnings growth over time. Regardless of the shifting winds of the broader economy, we believe this strategy is likely to reward Fund shareholders in the long run.

•  The consumer discretionary sector as a whole was challenged by the difficult economy. However, we have found select opportunities in the sector that we believe will benefit from shifting consumer spending patterns. One example is sandwich chain Panera Bread, which was one of the Fund's top-performing holdings for the 12 months. (For details, see "Portfolio highlights.")

•  Other success stories include Chico's, a specialty retailer that made considerable gains in the first six months of 2009, despite reduced consumer spending. (For details, see "Portfolio highlights.")

•  The Fund benefited from stock selection in the telecommunications sector. Though this sector does not make up a large portion of the Fund's benchmark Index, several key decisions benefited relative returns. Notably, Neutral Tandem, a provider of connection services to wireless and cable broadband customers, rallied strongly during the reporting period.

What didn't work

•  Stock selection in health care was the largest negative factor in the Fund's returns. The Fund's health care holdings are focused on health care service and technology firms that we believe are insulated from the negative trends affecting many health care companies, such as pricing pressure, generic risks and Medicare exposure.

•  The Fund's holdings in companies such as Natus Medical, a maker of newborn care products, suffered sharp declines during the second half of 2008, and was sold from the Fund during the reporting period.

UBS U.S. Small Cap Growth Fund

•  Within the information technology group, stock selection underperformed the benchmark. The Fund's holdings in the electronic equipment and instruments group, such as Technitrol, suffered during the period and was sold from the Fund.

•  Likewise, shares of the Fund's holdings in semiconductor manufacturer Microsemi Corp. were down for the period and were sold from the Fund. (For details, see "Portfolio highlights.")

•  The stocks the Fund held in the energy sector—in particular, energy equipment and services stocks—detracted from relative performance. The Fund is overweight energy, where the rapid decline of commodity prices in the second half of 2008 had an adverse effect on the share prices of many companies. This resulted in overly pessimistic prices and what we believe to be attractive valuations. We believe any recovery in aggregate demand is likely to disproportionately benefit companies with low development costs, as well as service providers which offer the means to extract crude and natural gas from ever more complicated geologic reservoirs.

•  GMX Resources underperformed for the period due to falling energy prices and was sold from the Fund. (For details, see "Portfolio highlights.")

Portfolio highlights

•  The Fund's holdings in Chico's, a clothing retailer focused on women aged 35 to 60, helped performance. With approximately 400 stores, we feel the company has significant growth potential to cover 550 to 650 locations, with strategic acquisitions providing further upside to growth prospects. The company's product mix avoids fads as well as markdowns that can dilute brand effectiveness and hurt profitability.

•  Panera Bread, an owner and franchisor of bakery cafes under the Panera Bread and Saint Louis Bread Co. names, benefited performance during the reporting period. The company saw its shares rise after posting better-than-expected earnings. We believe that commodity cost declines coupled with menu price increases should allow the company to expand margins and grow earnings further during the rest of 2009.

•  Microsemi Corp., a leading designer and manufacturer of high-performance analog, mixed-signal, and high-reliability discrete semiconductors, was sold from the Fund following underperformance during a pullback in December 2008, as questions regarding the CEO's academic background emerged. In addition, the Justice Department announced that it is challenging Microsemi's recent acquisition of Semicoa.

•  GMX Resources Inc., an oil and natural gas exploration and production company, saw its shares decline as falling natural gas commodity prices increased investors' concerns over the ability of the company to fund its current capital expenditures, and was sold during the period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	5 years	10 years	Inception(1)
Before deducting	Class A(2)	(35.68)%	(4.16)%	3.44%	3.67%
maximum sales charge	Class B(3)	(36.06)	(4.84)	N/A	(0.20)
	Class C(4)	(36.11)	(4.86)	N/A	(0.61)
	Class Y(5)	(35.51)	(3.92)	3.72	2.41
After deducting maximum	Class A(2)	(39.20)	(5.24)	2.86	3.12
sales charge	Class B(3)	(39.25)	(5.16)	N/A	(0.20)
	Class C(4)	(36.75)	(4.86)	N/A	(0.61)
Russell 2000 Growth Index(6)		(24.85)	(1.32)	(0.89)	(0.36)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.47% and 1.28%; Class B—2.20% and 2.03%; Class C—2.25% and 2.03%; Class Y—1.12% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.28% for Class A shares, 2.03% for Class B shares, 2.03% for Class C shares and 1.03% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Small Cap Growth Fund Class A shares is December 31, 1998. Inception dates of Class B and Class C shares are November 7, 2001 and November 19, 2001, respectively. Inception date of Class Y shares and the index is September 30, 1997.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Small Cap Growth Fund Class A and Class Y versus the Russell 2000 Growth Index over the 10 years ended June 30, 2009. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Small Cap Growth Fund Class A vs. Russell 2000 Growth Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Small Cap Growth Fund Class Y vs. Russell 2000 Growth Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)

As of June 30, 2009

Percentage of net assets
F5 Networks, Inc.	2.1%
Data Domain, Inc.	2.0
Landstar System, Inc.	1.9
EnerSys	1.8
Rock-Tenn Co., Class A	1.8
Phillips-Van Heusen Corp.	1.8
Chico's FAS, Inc.	1.8
Ventas, Inc.	1.7
Texas Roadhouse, Inc., Class A	1.7
EMCOR Group, Inc.	1.7
Total	18.3%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2009

Common stocks
Aerospace & defense	0.52%
Air freight & logistics	1.37
Biotechnology	7.45
Chemicals	0.90
Commercial banks	0.08
Commercial services & supplies	4.86
Communications equipment	6.26
Computers & peripherals	4.21
Construction & engineering	3.04
Containers & packaging	1.79
Distributors	1.33
Diversified telecommunication services	0.72
Electrical equipment	4.12
Electronic equipment, instruments & components	1.48
Energy equipment & services	2.41
Health care equipment & supplies	4.07
Health care providers & services	5.90
Health care technology	3.69
Hotels, restaurants & leisure	4.05
Household durables	1.02
Internet software & services	2.28
IT services	0.92%
Life sciences tools & services	1.58
Machinery	3.26
Media	1.15
Metals & mining	0.93
Oil, gas & consumable fuels	3.89
Personal products	1.68
Pharmaceuticals	0.77
Real estate investment trusts (REITs)	2.17
Road & rail	1.90
Semiconductors & semiconductor equipment	3.94
Software	8.70
Specialty retail	4.24
Textiles, apparel & luxury goods	3.05
Total common stocks	99.73
Short-term investment	0.86
Investment of cash collateral from securities loaned	4.55
Total investments	105.14
Liabilities, in excess of cash and other assets	(5.14)
Net assets	100.00%

UBS U.S. Small Cap Growth Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—99.73%
Aerospace & defense—0.52%
DigitalGlobe, Inc.*	47,900	$919,680
Air freight & logistics—1.37%
Hub Group, Inc., Class A*	117,800	2,431,392
Biotechnology—7.45%
Acorda Therapeutics, Inc.*(1)	35,053	988,144
Alkermes, Inc.*	94,300	1,020,326
Allos Therapeutics, Inc.*	135,900	1,126,611
Array Biopharma, Inc.*	155,500	488,270
Cougar Biotechnology, Inc.*	27,800	1,194,288
Genomic Health, Inc.*	72,290	1,252,786
Halozyme Therapeutics, Inc.*	181,779	1,267,000
Isis Pharmaceuticals, Inc.*	79,800	1,316,700
Medivation, Inc.*(1)	44,884	1,005,850
Regeneron Pharmaceuticals, Inc.*	72,800	1,304,576
Seattle Genetics, Inc.*(1)	127,318	1,237,531
United Therapeutics Corp.*	12,900	1,074,957
		13,277,039
Chemicals—0.90%
Scotts Miracle-Gro Co., Class A(1)	45,894	1,608,585
Commercial banks—0.08%
IBERIABANK Corp.	3,700	145,817
Commercial services & supplies—4.86%
Clean Harbors, Inc.*	43,100	2,326,969
EnergySolutions, Inc.	194,000	1,784,800
GeoEye, Inc.*(1)	43,865	1,033,459
Healthcare Services Group, Inc.	93,713	1,675,589
Tetra Tech, Inc.*	63,900	1,830,735
		8,651,552
Communications equipment—6.26%
Blue Coat Systems, Inc.*	119,500	1,976,530
F5 Networks, Inc.*	110,000	3,804,900
Riverbed Technology, Inc.*	116,100	2,692,359
Starent Networks Corp.*(1)	110,100	2,687,541
		11,161,330
Computers & peripherals—4.21%
Compellent Technologies, Inc.*	86,400	1,317,600
Data Domain, Inc.*(1)	106,692	3,558,178
STEC, Inc.*(1)	113,100	2,622,789
		7,498,567
Construction & engineering—3.04%
EMCOR Group, Inc.*	149,300	3,003,916
Orion Marine Group, Inc.*	127,200	2,416,800
		5,420,716
Containers & packaging—1.79%
Rock-Tenn Co., Class A	83,656	3,192,313
Distributors—1.33%
LKQ Corp.*	144,200	2,372,090

Security description	Shares	Value
Diversified telecommunication services—0.72%
Neutral Tandem, Inc.*	43,699	$1,289,994
Electrical equipment—4.12%
EnerSys*	177,200	3,223,268
Thomas & Betts Corp.*	70,700	2,040,402
Woodward Governor Co.	105,100	2,080,980
		7,344,650
Electronic equipment, instruments & components—1.48%
Tech Data Corp.*	80,700	2,639,697
Energy equipment & services—2.41%
Dril-Quip, Inc.*	66,800	2,545,080
Helix Energy Solutions Group, Inc.*	160,500	1,744,635
		4,289,715
Health care equipment & supplies—4.07%
Haemonetics Corp.*	40,200	2,291,400
Integra LifeSciences Holdings Corp.*	79,200	2,099,592
ResMed, Inc.*	47,100	1,918,383
STERIS Corp.	36,200	944,096
		7,253,471
Health care providers & services—5.90%
Emergency Medical Services Corp., Class A*	57,100	2,102,422
HMS Holdings Corp.*(1)	70,445	2,868,520
LHC Group, Inc.*	67,275	1,494,178
Mednax, Inc.*	31,500	1,327,095
Psychiatric Solutions, Inc.*	51,600	1,173,384
VCA Antech, Inc.*(1)	57,600	1,537,920
		10,503,519
Health care technology—3.69%
MedAssets, Inc.*	148,300	2,884,435
Medidata Solutions, Inc.*	22,900	375,102
Phase Forward, Inc.*	175,000	2,644,250
SXC Health Solutions Corp.*	26,416	671,495
		6,575,282
Hotels, restaurants & leisure—4.05%
Panera Bread Co., Class A*	39,200	1,954,512
Texas Roadhouse, Inc., Class A*	278,200	3,035,162
WMS Industries, Inc.*	70,500	2,221,455
		7,211,129
Household durables—1.02%
Ryland Group, Inc.	108,300	1,815,108
Internet software & services—2.28%
AsiaInfo Holdings, Inc.*	134,400	2,313,024
VistaPrint Ltd.*	41,199	1,757,137
		4,070,161
IT services—0.92%
NCI, Inc., Class A*	54,117	1,646,239

UBS U.S. Small Cap Growth Fund—Portfolio of investments

June 30, 2009

Security description	Shares	Value
Common stocks—(concluded)
Life sciences tools & services—1.58%
Icon PLC ADR*	86,300	$1,862,354
Nektar Therapeutics*	146,200	947,376
		2,809,730
Machinery—3.26%
Bucyrus International, Inc.	89,700	2,561,832
ESCO Technologies, Inc.*	57,400	2,571,520
Titan International, Inc.	89,228	666,533
		5,799,885
Media—1.15%
National CineMedia, Inc.	149,400	2,055,744
Metals & mining—0.93%
Steel Dynamics, Inc.	112,100	1,651,233
Oil, gas & consumable fuels—3.89%
Arena Resources, Inc.*	83,900	2,672,215
Goodrich Petroleum Corp.*	72,200	1,775,398
Whiting Petroleum Corp.*	70,700	2,485,812
		6,933,425
Personal products—1.68%
Chattem, Inc.*(1)	44,000	2,996,400
Pharmaceuticals—0.77%
Auxilium Pharmaceuticals, Inc.*	43,578	1,367,478
Real estate investment trusts (REITs)—2.17%
BioMed Realty Trust, Inc.	76,100	778,503
Ventas, Inc.	103,400	3,087,524
		3,866,027
Road & rail—1.90%
Landstar System, Inc.	94,000	3,375,540
Semiconductors & semiconductor equipment—3.94%
Hittite Microwave Corp.*	75,300	2,616,675
Power Integrations, Inc.	94,200	2,241,018
Skyworks Solutions, inc.*	221,100	2,162,358
		7,020,051

Security description	Shares	Value
Software—8.70%
ArcSight, Inc.*	149,216	$2,651,568
Factset Research Systems, Inc.(1)	46,500	2,318,955
Macrovision Solutions Corp.*	113,600	2,477,616
Nice Systems Ltd. ADR*	114,700	2,646,129
Nuance Communications, Inc.*	210,000	2,538,900
Sourcefire, Inc.*	37,000	458,430
Ultimate Software Group, Inc.*	99,604	2,414,401
		15,505,999
Specialty retail—4.24%
Aeropostale, Inc.*	58,800	2,015,076
Chico's FAS, Inc.*	321,300	3,126,249
Children's Place Retail Stores, Inc.*	91,200	2,410,416
		7,551,741
Textiles, apparel & luxury goods—3.05%
Iconix Brand Group, Inc.*	148,200	2,279,316
Phillips-Van Heusen Corp.	110,100	3,158,769
		5,438,085
Total common stocks (cost $182,307,923)		177,689,384
	Units
Short-term investment—0.86%
Investment company—0.86%
UBS Cash Management Prime Relationship Fund, 0.384%(2),(3) (cost $1,529,915)	1,529,915	1,529,915
	Shares
Investment of cash collateral from securities loaned—4.55%
UBS Private Money Market Fund LLC, 0.488%(2),(3) (cost $8,099,185)	8,099,185	8,099,185
Total investments—105.14% (cost $191,937,023)		187,318,484
Liabilities, in excess of cash and other assets—(5.14)%		(9,150,908)
Net assets—100.00%		$178,167,576

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $192,751,515; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$17,629,707
Gross unrealized depreciation	(23,062,738)
Net unrealized depreciation of investments	$(5,433,031)

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at June 30, 2009.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at June 30, 2009.

ADR  American depositary receipt

UBS U.S. Small Cap Growth Fund—Portfolio of investments

June 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$177,689,384	$—	$—	$177,689,384
Short-term investment	—	1,529,915	—	1,529,915
Investments of cash collateral from securities loaned	—	8,099,185	—	8,099,185
Total	$177,689,384	$9,629,100	$—	$187,318,484

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS Absolute Return Bond Fund (the "Fund") declined 9.48% (Class A shares declined 11.73% after the deduction of the maximum sales charge), while Class Y shares declined 9.32%. For purposes of comparison, the Merrill Lynch US Treasury 1-3 Year Index returned 4.39%, and the US LIBOR 3-Month Index returned 2.09%. (Class Y shares have lower expenses than other share classes of the Fund.) Returns for all share classes over various time periods are shown on page 135; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

Despite improving results toward the end of the reporting period, overall, the Fund generated disappointing performance during the reporting period. In particular, security selection detracted from performance, eclipsing the modest positive results from the Fund's currency and duration positioning.

Portfolio performance summary

What worked

•  Active currency management was beneficial. Throughout the 12-month period, we implemented a number of tactical currency trades in an effort to take advantage of opportunities in the foreign exchange markets. As a whole, this contributed to the Fund's performance.

•  The Fund's duration positioning was positive for performance. The Fund's duration (which is a measure of a portfolio's sensitivity to changes in interest rates) was adjusted during the reporting period. When the 12-month reporting period began, the Fund had a short duration given our views on the economy and the market. As the period progressed, we adjusted this positioning and moved to a long duration based on signs that the global recession was escalating. This enhanced the Fund's results as interest rates moved lower during the reporting period.

What didn't work

•  Security selection was the largest detractor from the Fund's performance.

•  The first half of the reporting period was characterized by periods of extreme volatility in the financial markets as the credit markets essentially seized up and investor risk aversion intensified. This resulted in spread sectors (that is, non-Treasury sectors) selling off indiscriminately into highly illiquid markets. While market conditions largely stabilized as the reporting period progressed, it was not enough to offset earlier losses.

•  The Fund's holdings in the securitized markets were weak during the 12–month period as a whole. In particular, the Fund's holdings in asset-backed securities, residential mortgage-backed securities and collateralized debt obligations detracted from results. A portion of these losses was recouped during the second half of the period as liquidity improved and investor risk aversion abated.

UBS Absolute Return Bond Fund

•  Corporate bond spreads—that is, the difference between the yields paid on US Treasury bonds and corporate bonds—significantly narrowed in April and May 2009 compared to the record wide levels they reached during the financial crisis in 2008. However, corporate bond exposure overall was a negative for performance during the reporting period.

•  Spread management was not rewarded. Spread management—the allocation of assets among nongovernment sectors of the fixed income market—hurt the Fund's performance during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS Absolute Return Bond Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	Inception(1)
Before deducting	Class A(2)	(9.48)%	(5.23)%
maximum sales charge	Class C(3)	(9.81)	(5.56)
	Class Y(4)	(9.32)	(5.06)
After deducting maximum	Class A(2)	(11.73)	(5.81)
sales charge	Class C(3)	(10.21)	(5.56)
Merrill Lynch US Treasury 1-3 Year Index(5)		4.39	4.58
US LIBOR 3-Month Index(6)		2.09	4.13

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—0.99% and 0.99%; Class C—1.32% and 1.32%; Class Y—0.76% and 0.76%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of all shares of UBS Absolute Return Bond Fund is April 27, 2005. Inception date of the indices, for the purpose of this illustration, is April 30, 2005.

(2)  Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 0.5% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index tracking short-term US Treasury securities with maturities between 1 and 3 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(6)  The US LIBOR 3-Month Index is based on LIBOR, the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three month inter-bank deposit in US dollars. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Absolute Return Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 2.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Absolute Return Bond Fund Class A and Class Y shares versus the Merrill Lynch US Treasury 1-3 Year Index and the US LIBOR 3-Month Index from April 27, 2005, which is the inception date of the two classes, through June 30, 2009. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Absolute Return Bond Fund Class A vs.
Merrill Lynch US Treasury 1-3 Year Index and US LIBOR 3-Month Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.50%.

Indices are started on April 30, 2005.

UBS Absolute Return Bond Fund Class Y vs.
Merrill Lynch US Treasury 1-3 Year Index and US LIBOR 3-Month Index

Wealth value with dividends reinvested

Indices are started on April 30, 2005.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Absolute Return Bond Fund

Top ten long-term fixed income holdings

(unaudited)

As of June 30, 2009

Percentage of net assets
Federal Home Loan Mortgage Corp., 5.000%, due 02/16/17	6.1%
Federal National Mortgage Association, 5.000%, due 10/15/11	4.9
Federal Home Loan Mortgage Corp., 4.750%, due 03/05/12	4.9
Hypothekenbank in Essen AG, Series REGS, 5.250%, due 01/17/11	4.8
U.S. Treasury Note, 1.375%, due 03/15/12	3.2
Compagnie de Financement Foncier, 3.625%, due 01/16/12	3.1
Federal Home Loan Bank, Series 467, 5.250%, due 06/18/14	2.9
Federal National Mortgage Association, 4.125%, due 04/15/14	2.9
Federal National Mortgage Association Pools, #992260, 4.000%, due 01/01/39	2.8
Bundesschatzanweisungen, Series 1, 4.000%, due 12/11/09	2.7
Total	38.3%

UBS Absolute Return Bond Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2009

Bonds Corporate bonds
Aerospace & defense	0.36%
Banks	1.71
Commercial banks	3.57
Communications equipment	0.20
Computers	0.27
Diversified financial services	4.26
Diversified telecommunication services	1.24
Electric	0.50
Electric utilities	1.20
Financial	2.89
Food	1.88
Food & staples retailing	1.00
Healthcare-services	0.43
Media	0.26
Metals & mining	0.61
Mining	0.28
Miscellaneous manufacturer	0.25
Oil, gas & consumable fuels	1.06
Personal products	0.56
Sovereign	1.07
Telecommunications	2.03
Thrifts & mortgage finance	8.08
Tobacco	2.37
Transportation	0.41
Total corporate bonds	36.49
Asset-backed securities	0.83
Collateralized debt obligations	0.35
Commercial mortgage-backed securities	0.38
Mortgage & agency debt securities	29.06
US government obligation	3.24
Non US-government obligations	20.82
Sovereign/supranational bonds	4.41
Total bonds	95.58
Short-term investment	2.68
Total investments	98.26
Cash and other assets, less liabilities	1.74
Net assets	100.00%

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2009

Security description	Face amount		Value
Bonds—95.58%
Corporate bonds—36.49%
Australia—0.57%
BHP Billiton Finance LTD, 4.750%, due 04/04/12	EUR	300,000	$436,650
Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14		$400,000	444,498
Total Australia corporate bonds			881,148
Bermuda—0.26%
Qtel International Finance Ltd., 6.500%, due 06/10/14(1)		$400,000	406,563
France—6.45%
BNP Paribas, 5.250%, due 12/17/12	EUR	2,165,000	3,179,392
Casino Guichard Perrachon SA, 5.500%, due 01/30/15		550,000	773,203
Compagnie de Financement Foncier, 3.625%, due 01/16/12		3,350,000	4,787,777
Credit Agricole SA, 0.829%, due 03/13/16(2)		$800,000	698,667
EDF SA, 5.500%, due 01/26/14(1)		450,000	484,482
Total France corporate bonds			9,923,521
Germany—5.31%
Hypo Real Estate Bank AG, 1.452%, due 02/09/10(2)	EUR	250,000	328,553
Hypothekenbank in Essen AG, Series REGS, 5.250%, due 01/17/11		5,000,000	7,346,066
IKB Deutsche Industriebank AG, 1.174%, due 07/24/09(2)		$300,000	298,634
1.319%, due 03/19/10(2)	EUR	150,000	196,915
Total Germany corporate bonds			8,170,168
Italy—1.09%
Telecom Italia SpA, 4.750%, due 05/19/14	EUR	1,200,000	1,672,225
Netherlands—2.51%
LeasePlan Corp. NV, 1.441%, due 02/16/10(2)	EUR	300,000	402,002
MDC-GMTN BV, 5.750%, due 05/06/14(1)		$1,650,000	1,650,000
PACCAR Financial Europe BV, 5.125%, due 05/19/11	EUR	350,000	464,923
RWE Finance BV, 4.625%, due 08/17/10	GBP	800,000	1,344,483
Total Netherlands corporate bonds			3,861,408
Spain—0.48%
Telefonica Emisiones SAU, 5.431%, due 02/03/14	EUR	500,000	740,424

Security description	Face amount		Value
Switzerland—0.84%
Credit Suisse/London, 6.125%, due 05/16/14	EUR	850,000	$1,290,758
United Kingdom—6.60%
Anglo American Capital PLC, 9.375%, due 04/08/14(1)		$450,000	488,813
Bank of Scotland PLC, 6.375%, due 08/16/19	GBP	1,445,000	1,801,460
HSBC Holdings PLC, 4.500%, due 04/30/14	EUR	250,000	357,159
Imperial Tobacco Finance PLC, 8.375%, due 02/17/16		1,200,000	1,833,653
Reed Elsevier Investments PLC, 5.625%, due 10/20/16	GBP	450,000	709,986
Royal Bank of Scotland Group PLC, 5.250%, due 05/15/13	EUR	1,000,000	1,405,712
Smiths Group plc, 6.050%, due 05/15/14(1)		$400,000	390,004
Tesco plc, 5.875%, due 09/12/16	EUR	1,400,000	2,114,253
Vodafone Group plc, 5.750%, due 03/15/16		$650,000	667,309
WPP PLC, 6.625%, due 05/12/16	EUR	300,000	397,540
Total United Kingdom corporate bonds			10,165,889
United States—12.38%
Altria Group, Inc., 9.250%, due 08/06/19		$300,000	336,873
Anadarko Petroleum Corp., 5.750%, due 06/15/14		1,000,000	1,016,686
AT&T, Inc., 4.850%, due 02/15/14		750,000	777,900
Avon Products, Inc., 5.625%, due 03/01/14		810,000	856,172
BAE Systems Holdings, Inc., 4.950%, due 06/01/14(1)		550,000	552,830
Bank of America Corp., 4.900%, due 05/01/13		1,400,000	1,363,645
Cisco Systems, Inc., 4.950%, due 02/15/19		310,000	309,984
Citigroup, Inc., 5.625%, due 08/27/12		940,000	880,060
CSX Corp., 5.750%, due 03/15/13		610,000	625,464
General Electric Capital Corp., 5.900%, due 05/13/14		800,000	816,529
6.750%, due 03/15/32		2,900,000	2,603,347
Hewlett-Packard Co., 4.250%, due 02/24/12		400,000	417,496
JPMorgan Chase & Co., 4.750%, due 05/01/13		1,300,000	1,326,390
Nisource Finance Corp., 7.875%, due 11/15/10		750,000	774,667

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2009

Security description	Face amount		Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
ONEOK Partners LP, 8.625%, due 03/01/19		$550,000	$615,113
Roche Holdings, Inc., 4.625%, due 03/04/13	EUR	450,000	664,084
UST, Inc., 6.625%, due 07/15/12		$1,375,000	1,470,926
Verizon Wireless Capital LLC, 7.625%, due 12/19/11	EUR	500,000	771,441
Wal-Mart Stores, Inc., 6.875%, due 08/10/09		$1,525,000	1,534,891
Wells Fargo & Co., 5.250%, due 10/23/12		1,300,000	1,345,674
Total United States corporate bonds			19,060,172
Total corporate bonds (cost $56,152,996)			56,172,276
Asset-backed securities—0.83%
United States—0.83%
BA Credit Card Trust, Series 2008-A1, Class A1, 0.899%, due 04/15/13(2)		300,000	297,638
Series 2008-A5, Class A5, 1.519%, due 12/16/13(2)		300,000	299,192
Chase Issuance Trust, Series 2007-A16, Class A16, 0.929%, due 06/16/14(2)		300,000	290,463
Series 2009-A3, Class A3, 2.400%, due 06/17/13		390,000	387,211
Total asset-backed securities (cost $1,253,364)			1,274,504
Collateralized debt obligations—0.35%
Cayman Islands—0.20%
Aladdin CDO I Ltd, Series 2006-2A, Class 10D, 8.109%, due 10/31/16(2),(3),(4)		250,000	11,775
Avenue CLO Fund Ltd., Series 2006-3A, Class B2L, 5.107%, due 07/20/18(2),(3),(4)		220,000	2,200
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 5.351%, due 01/22/22(2),(3),(4)		290,000	22,968
FM Leveraged Capital Fund, Series 2006-2A, Class E, 4.633%, due 11/15/20(2),(3)		400,000	32,000
Galena CDO Ltd., Series II-AIRL, Class A1U, 2.413%, due 04/07/17(2),(3),(4)		1,000,000	218,100
Gresham Street CDO Funding, Series 2003-1X, Class D, 4.236%, due 11/07/33(2),(3)		100,000	3,000

Security description	Face amount		Value
Cayman Islands—(concluded)
Herald Ltd., Series REGS, 4.124%, due 09/16/45(2),(3)		$300,000	$360
Kingsland Ltd., Series 2007-5A, Class E, 5.389%, due 07/14/21(2),(3),(4)		250,000	7,500
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 4.029%, due 06/15/11(2),(3),(4)		200,000	14,826
Total Cayman Islands collateralized debt obligations			312,729
Ireland—0.01%
Valleriite CDO, Series 2007-1A, Class D1EU, 2.057%, due 12/20/17(2),(3),(4)	EUR	350,000	16,154
Luxembourg—0.00%(5)
Ashwell Rated SA, due 12/22/77(3),(4),(6)	GBP	220,000	3,619
Netherlands—0.07%
Ares Euro CLO BV, Series 2007-1A, Class E, 4.979%, due 05/15/24(2),(3),(4)	EUR	470,000	52,681
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23(3),(4)		530,000	14,870
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22(3),(4)		300,000	4,209
Highlander Euro CDO, Series 2006-2CA, Class E, due 12/14/22(3),(4),(6)		250,000	7,014
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24(3),(4),(6)		350,000	24,550
Total Netherlands collateralized debt obligations			103,324
United States—0.07%
Ajax One Ltd., Series 2A, Class C, 3.033%, due 09/08/32(2),(3),(4)		$500,000	50,000
Axius Europe CLO SA, Series 2007-1A, Class D, 7.309%, due 11/15/23(2),(3),(4)	EUR	350,000	14,730
MC Funding Ltd., Series 2006-1A, Class E, 4.359%, due 12/20/20(2),(3),(4)		$640,000	41,600
Total United States collateralized debt obligations			106,330
Total collateralized debt obligations (cost $7,900,320)			542,156

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2009

Security description	Face amount		Value
Bonds—(concluded)
Commercial mortgage-backed securities—0.38%
United States—0.38%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2, 5.309%, due 10/10/45		$390,000	$359,280
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.993%, due 08/10/45(2)		300,000	226,701
Total commercial mortgage-backed securities (cost $588,763)			585,981
Mortgage & agency debt securities—29.06%
United States—29.06%
Federal Home Loan Bank, Series 467, 5.250%, due 06/18/14		4,100,000	4,525,137
Federal Home Loan Mortgage Corp.,† 4.750%, due 03/05/12		6,950,000	7,501,566
5.000%, due 02/16/17		8,600,000	9,353,618
Federal Home Loan Mortgage Corp. Gold Pools,† #G04668, 5.000%, due 03/01/38		1,223,101	1,245,795
#G08307, 5.000%, due 11/01/38		1,712,014	1,743,684
Federal National Mortgage Association,† 4.125%, due 04/15/14		4,200,000	4,448,002
5.000%, due 10/15/11		6,970,000	7,533,559
Federal National Mortgage Association Pools,† #992260, 4.000%, due 01/01/39		4,421,464	4,285,699
#933765, 4.500%, due 04/01/38		4,095,456	4,092,626
Total mortgage & agency debt securities (cost $43,853,037)			44,729,686
US government obligation—3.24%
U.S. Treasury Note, 1.375%, due 03/15/12 (cost $5,017,923)		$5,000,000	4,990,235
Non US-government obligations—20.82%
Belgium—1.91%
Belgium Kingdom, 4.000%, due 03/28/14	EUR	2,000,000	2,941,047
Canada—1.30%
Quebec Province, 6.125%, due 01/22/11		$1,880,000	2,001,730
France—1.59%
Government of France, 1.800%, due 07/25/40	EUR	1,887,698	2,443,216

Security description	Face amount		Value
Germany—10.84%
Bundesrepublik Deutschland, 3.250%, due 07/04/15	GBP	800,000	$1,148,193
Bundesschatzanweisungen, 4.000%, due 09/11/09	EUR	2,900,000	4,095,665
4.000%, due 12/11/09		2,900,000	4,130,103
Kreditanstalt fuer Wiederaufbau, 3.375%, due 01/16/12		2,800,000	4,047,524
5.550%, due 06/07/21		1,800,000	3,255,097
			16,676,582
Italy—2.06%
Republic of Italy, 4.500%, due 01/21/15		$1,565,000	1,604,463
4.750%, due 01/25/16		1,565,000	1,572,980
			3,177,443
Japan—1.87%
Government of Japan, Series 27 2.500%, due 09/20/37	JPY	127,000,000	1,406,007
Japan Bank for International Cooperation, 5.250%, due 03/23/16		$1,400,000	1,474,207
			2,880,214
Spain—1.25%
Instituto de Credito Oficial, 5.375%, due 07/02/12		$1,800,000	1,920,544
Total non US-government obligations (cost $31,138,825)			32,040,776
Sovereign/supranational bonds—4.41%
European Investment Bank, 5.625%, due 10/15/10	EUR	1,200,000	1,773,705
6.250%, due 04/15/14	GBP	1,270,000	2,324,055
Inter-American Development Bank, 3.250%, due 11/15/11		$2,600,000	2,694,770
Total sovereign/supranational bonds (cost $6,422,396)			6,792,530
Total bonds (cost $152,327,625)			147,128,144
Short-term investment—2.68%
Investment company—2.68%
UBS Cash Management Prime Relationship Fund, 0.384(7),(8) (cost $4,120,804)		4,120,804	4,120,804
Total investments—98.26% (cost $156,448,429)			151,248,948
Cash and other assets, less liabilities—1.74%			2,681,145
Net assets—100.00%			$153,930,093

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2009

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $156,452,109; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,126,047
Gross unrealized depreciation	(10,329,208)
Net unrealized depreciation of investments	$(5,203,161)

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $3,972,692 or 2.58% of net assets.

(2)  Floating rate security—The interest rates shown are the current rates as of June 30, 2009.

(3)  Security is illiquid. At June 30, 2009, these securities amounted to $542,156 or 0.35% of net assets.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.33% of net assets as of June 30, 2009, are considered illiquid and restricted (See restricted securities table below for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/09 Market value	06/30/09 Market value as a percentage of net assets
Ajax One Ltd., Series 2A, Class C, 3.033%, due 09/08/32	11/08/05	$487,550	0.32%	$50,000	0.03%
Aladdin CDO I Ltd, Series 2006-2A, Class 10D, 8.109%, due 10/31/16	06/26/06	250,000	0.16	11,775	0.01
Ares Euro CLO BV, Series 2007-1A, Class E, 4.979%, due 05/15/24	03/16/07	470,000	0.31	52,681	0.03
Ashwell Rated SA, due 12/22/77	01/29/07	202,730	0.13	3,619	0.00	(a)
Avenue CLO Fund Ltd., Series 2006-3A, Class B2L, 5.107%, due 07/20/18	04/24/06	215,160	0.14	2,200	0.00	(a)
Axius Europe CLO SA, Series 2007-1A, Class D, 7.309%, due 11/15/23	09/28/07	326,550	0.21	14,730	0.01
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 5.351%, due 01/22/22	04/27/07	285,864	0.19	22,968	0.02
Galena CDO Ltd., Series II-AIRL, Class A1U, 2.413%, due 04/07/17	03/08/07	1,000,000	0.65	218,100	0.14
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/06	524,700	0.34	14,870	0.01
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22	10/31/06	285,000	0.19	4,209	0.00	(a)
Highlander Euro CDO, Series 2006-2CA, Class E, due 12/14/22	11/28/06	249,750	0.16	7,014	0.01
Kingsland Ltd., Series 2007-5A, Class E, 5.389%, due 07/14/21	05/02/07	241,728	0.16	7,500	0.00	(a)

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2009

Restricted securities (concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/09 Market value	06/30/09 Market value as a percentage of net assets
MC Funding Ltd., Series 2006-1A, Class E, 4.359%, due 12/20/20	12/08/06	$640,000	0.42%	$41,600	0.03%
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24	05/18/07	343,000	0.22	24,550	0.02
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 4.029%, due 06/15/11	03/09/07	198,806	0.13	14,826	0.01
Valleriite CDO, Series 2007-1A, Class D1EU, 2.057%, due 12/20/17	06/12/07	350,000	0.23	16,154	0.01
		$6,070,838	3.94%	$506,796	0.33%

(a)  Amount represents less that 0.005%.

(5)  Amount represents less than 0.005%.

(6)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at June 30, 2009.

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

GMTN  Global medium term note

GS  Goldman Sachs

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

Forward foreign currency contracts

UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of June 30, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	4,050,000	USD	3,104,892	07/21/09	$(153,724)
Canadian Dollar	1,520,000	USD	1,246,970	07/21/09	(59,898)
Euro	3,525,000	NOK	32,025,115	07/21/09	32,817
Euro	2,215,000	SEK	24,608,008	07/21/09	82,280
Euro	42,390,000	USD	56,391,458	07/21/09	(3,075,353)
Great Britain Pound	10,395,000	USD	15,452,791	07/21/09	(1,649,063)
Japanese Yen	400,200,000	USD	4,021,221	07/21/09	(133,974)
Norwegian Krone	19,577,732	USD	3,095,000	07/21/09	51,911
Swiss Franc	7,941,457	USD	6,962,743	07/21/09	(347,836)
United States Dollar	3,158,190	AUD	4,050,000	07/21/09	100,427
United States Dollar	813,008	CHF	870,000	07/21/09	(12,122)
United States Dollar	6,098,889	EUR	4,425,000	07/21/09	108,722
United States Dollar	6,605,676	GBP	4,427,469	07/21/09	678,397
United States Dollar	1,719,115	JPY	167,700,000	07/21/09	22,080
United States Dollar	5,610,118	NOK	37,430,713	07/21/09	207,973
United States Dollar	6,190,000	NOK	39,155,464	07/21/09	(103,822)
Net unrealized depreciation on forward foreign currency contracts					$(4,251,185)

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2009

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

Futures contracts

UBS Absolute Return Bond Fund had the following open futures contracts as of June 30, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures sell contracts:
2 Year US Treasury Notes, 235 contracts (USD)	September 2009	$(50,895,623)	$(50,811,406)	$84,217
5 Year US Treasury Notes, 300 contracts (USD)	September 2009	(34,577,245)	(34,415,625)	161,620
10 Year US Treasury Notes, 180 contracts (USD)	September 2009	(21,072,040)	(20,927,813)	144,227
Interest rate futures buy contracts:
Euro-Buxl, 21 contracts (EUR)	September 2009	2,728,116	2,792,794	64,678
Interest rate futures sell contracts:
Euro-Bobl, 120 contracts (EUR)	September 2009	(19,304,976)	(19,435,084)	(130,108)
Euro-Bund, 31 contracts (EUR)	September 2009	(5,174,361)	(5,265,569)	(91,208)
Long Gilt, 37 contracts (GBP)	September 2009	(7,165,453)	(7,187,813)	(22,360)
Euro-Schatz, 135 contracts (EUR)	September 2009	(20,418,698)	(20,434,615)	(15,917)
Net unrealized appreciation on futures contracts				$195,149

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

Credit default swaps on credit indices—buy protection(1)

Counterparty	Notional Amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments (made) received	Value	Unrealized appreciation
Goldman Sachs International	EUR	3,700,000	12/20/13	2.2000	%(2)	—	(3)	$—	$65,572	$65,572

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  Payments made are based on the notional amount.

(3)  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe HiVol Series 10 Index.

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2009

Credit default swaps on corporate and sovereign issues—sell protection(1)

Counterparty	Notional Amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments (made) received	Value	Unrealized depreciation	Credit spread(2)
Goldman Sachs International	EUR	230,000	12/20/09	—	(3)	2.0000	%(4)	$—	$(4,274)	$(4,274)	4.9127%
Goldman Sachs International	EUR	340,000	12/20/09	—	(5)	2.0000	(4)	—	(6,823)	(6,823)	5.1401
Goldman Sachs International	USD	6,300,000	06/20/18	—	(6)	0.5140	(4)	—	(187,991)	(187,991)	0.9217
Goldman Sachs International	USD	2,300,000	12/20/18	—	(7)	1.1425	(4)	—	(112,226)	(112,226)	1.8005
								$—	$(311,314)	$(311,314)

(1)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Hammerson PLC 5.250% bond, due 12/15/16.

(4)  Payments received are based on the notional amount.

(5)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the British Land 10.250% bond, due 03/26/12.

(6)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Spain 5.500% bond, due 12/20/17.

(7)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Poland 5.250% bond, due 01/15/14.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$56,172,276	$—	$56,172,276
Asset-backed securities	—	1,274,504	—	1,274,504
Collateralized debt obligations	—	—	542,156	542,156
Commercial mortgage-backed securities	—	585,981	—	585,981
Mortgage & agency debt securities	—	44,729,686	—	44,729,686
US government obligation	—	4,990,235	—	4,990,235
Non US-government obligations	—	32,040,776	—	32,040,776
Sovereign/supranational bonds	—	6,792,530	—	6,792,530
Short-term investment	—	4,120,804	—	4,120,804
Other financial instruments(1)	195,149	(4,496,927)	—	(4,301,778)
Total	$195,149	$146,209,865	$542,156	$146,947,170

(1)  Other financial instruments may include open futures contracts, swaps agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized debt obligations	Total
Assets
Beginning balance	$8,887,782	$8,887,782
Total gains or losses (realized/unrealized) included in earnings(a)	(6,686,119)	(6,686,119)
Purchases, sales, issuances, and settlements (net)	(1,659,867)	(1,659,867)
Transfers in and/or out of Level 3	360	360
Ending balance	$542,156	$542,156
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09	$(4,610,515)	$(4,610,515)

(a)  Does not include unrealized losses of $22,500 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements.

UBS Global Bond Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS Global Bond Fund (the "Fund") declined 7.66% (Class A shares declined 11.80% after the deduction of the maximum sales charge), while Class Y shares declined 7.54%. The Fund's benchmark, the Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index, the "Index"), returned 2.76% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 148; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance was largely due to security selection. In particular, the Fund's mortgage-related and asset-backed securities detracted from performance during the reporting period.

Portfolio performance summary

What worked

•  An overweight to non-US government bonds contributed to performance during the fourth quarter of 2008, as aggressive interest rate cuts and falling inflation expectations helped spur a powerful rally in developed government bond markets.

What didn't work

•  Security selection significantly detracted from the Fund's performance. The Fund's underperformance versus the Index was, by and large, due to security selection in mortgage-related securities and other structured credit holdings. In particular, the Fund's exposure to mortgage-backed securities and collateralized debt obligations (CDOs) that were invested in asset-backed securities (ABS) hurt the Fund's performance. Despite the rally in the spread sectors (that is, non-Treasury sectors) since mid-March 2009, many of these securities continued to perform poorly given their weak underlying fundamentals.

•  Spread management (the Fund's allocation among sectors) was not rewarded. The Fund's overweight to nonagency mortgage-backed securities and asset-backed securities detracted from results. During the reporting period as a whole, these securities generated weak results due to ongoing issues in the housing market.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS Global Bond Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	5 years	10 years	Inception(1)
Before deducting	Class A(2)	(7.66)%	0.21%	N/A	3.75%
maximum sales charge	Class B(3)	(8.45)	(0.54)	N/A	3.55
	Class C(4)	(8.27)	(0.30)	N/A	2.57
	Class Y(5)	(7.54)	0.46	3.45%	4.36
After deducting maximum	Class A(2)	(11.80)	(0.72)	N/A	3.14
sales charge	Class B(3)	(12.33)	(0.84)	N/A	3.55
	Class C(4)	(8.85)	(0.30)	N/A	2.57
Barclays Capital Global Aggregate Index(6)		2.76	5.53	6.05	6.18

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.32% and 1.16%; Class B—2.21% and 1.91%; Class C—1.80% and 1.66%; Class Y—1.05% and 0.91%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Bond Fund Class A shares is November 5, 2001. Inception dates of Class B and Class C shares are November 26, 2001 and July 2, 2002, respectively. Inception date of Class Y shares and the index is July 31, 1993.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index) is a broad-based, market capitalization weighted index which measures the broad global market for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset- backed fixed income securities. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS Global Bond Fund Class A versus the Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index) from November 5, 2001, which is the inception date of the class, through June 30, 2009. The second graph depicts the performance of UBS Global Bond Fund Class Y versus the Barclays Capital Global Aggregate Index over the 10 years ended June 30, 2009. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Bond Fund Class A vs. Barclays Capital Global Aggregate Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%.

UBS Global Bond Fund Class Y vs. Barclays Capital Global Aggregate Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Bond Fund

Top ten long-term fixed income holdings

(unaudited)

As of June 30, 2009

Percentage of net assets
Buoni Poliennali Del Tesoro, 4.500%, due 02/01/18	5.3%
Government of Japan CPI Linked Bond, 1.200%, due 06/10/17	5.1
Buoni Poliennali Del Tesoro, 5.000%, due 08/01/39	4.0
UK Gilts, 5.000%, due 03/07/12	3.8
Bundesrepublik Deutschland, 4.250%, due 01/04/14	3.7
Government of Japan, 1.900%, due 06/20/25	3.7
Government of Japan, 0.800%, due 03/20/13	3.4
Government of Japan, 1.300%, due 03/20/15	3.1
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	2.6
Government of Spain, 4.200%, due 07/30/13	2.4
Total	37.1%

Country exposure, top five (unaudited)

As of June 30, 2009

Percentage of net assets
United States	31.9%
Japan	17.6
Germany	13.0
Italy	11.7
United Kingdom	7.6
Total	81.8%

UBS Global Bond Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2009

Bonds Corporate bonds
Auto manufacturers	1.46%
Beverages	1.15
Capital markets	0.69
Commercial banks	8.88
Diversified financial services	3.49
Diversified telecommunication services	2.69
Food & staples retailing	2.93
Food products	0.62
Insurance	0.60
Media	1.42
Metals & mining	0.32
Oil, gas & consumable fuels	2.71
Personal products	0.68
Thrifts & mortgage finance	2.66
Tobacco	2.16
Total corporate bonds	32.46
Asset-backed securities	0.50
Collateralized debt obligations	0.31
Commercial mortgage-backed securities	1.32
Mortgage & agency debt securities	10.63
US government obligations	4.94
Non US-government obligations	46.40
Sovereign/supranational bond	1.55
Total bonds	98.11
Short-term investment	1.59
Total investments	99.70
Cash and other assets, less liabilities	0.30
Net assets	100.00%

UBS Global Bond Fund—Portfolio of investments

June 30, 2009

Security description	Face amount		Value
Bonds—98.11%
Corporate bonds—32.46%
Australia—0.32%
Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14		$100,000	$111,124
Bermuda—0.30%
Qtel International Finance Ltd., 6.500%, due 06/10/14(1)		$100,000	101,641
France—2.19%
Compagnie de Financement Foncier, 4.000%, due 07/21/11	EUR	150,000	216,237
France Telecom SA, 8.500%, due 03/01/31		$200,000	256,866
GE Capital FCC, 1.198%, due 12/14/09(2)	EUR	200,000	279,052
Total France corporate bonds			752,155
Germany—7.41%
Bayerische Landesbank, 3.750%, due 05/23/11	EUR	240,000	347,188
Dexia Kommunalbank Deutschland AG, Series 1273, 3.500%, due 04/15/11		250,000	358,106
Hypothekenbank in Essen AG, 4.000%, due 11/21/11		240,000	348,959
IKB Deutsche Industriebank AG, 1.174%, due 07/24/09(2)		$600,000	597,268
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	GBP	500,000	892,155
Total Germany corporate bonds			2,543,676
Ireland—0.36%
Anglo Irish Bank Corp. PLC, 2.156%, due 06/25/14(2)	EUR	200,000	125,225
Jersey (Channel Islands)—0.47%
Travelers Insurance Company Institutional Funding Ltd., 5.750%, due 12/06/11	GBP	100,000	160,183
Luxembourg—1.64%
Telecom Italia Finance SA, 6.575%, due 07/30/09	EUR	400,000	562,232
Norway—0.69%
StatoilHydro ASA, 5.250%, due 04/15/19		$230,000	236,698
Spain—0.76%
Caja de Ahorros y Monte de Piedad de Madrid, 4.125%, due 03/24/36	EUR	250,000	262,964

Security description	Face amount		Value
United Kingdom—3.82%
Barclays Bank PLC, 5.750%, due 09/14/26	GBP	80,000	$99,555
7.500%, due 12/15/10(2),(3)	EUR	75,000	77,858
Imperial Tobacco Finance PLC, 8.375%, due 02/17/16		300,000	458,414
National Westminster Bank PLC, 6.500%, due 09/07/21	GBP	110,000	138,524
Nationwide Building Society, 1.455%, due 12/22/16(2)	EUR	200,000	207,605
WPP PLC, 6.625%, due 05/12/16		250,000	331,283
Total United Kingdom corporate bonds			1,313,239
United States—14.50%
Altria Group, Inc., 9.250%, due 08/06/19		$250,000	280,728
Anadarko Petroleum Corp., 5.750%, due 06/15/14		100,000	101,668
Avon Products, Inc., 5.625%, due 03/01/14		220,000	232,541
BNP Paribas Capital Trust III, 6.625%, due 10/23/11(2),(3)	EUR	175,000	187,708
Comcast Cable Communications LLC, 6.750%, due 01/30/11		$150,000	158,492
Daimler Chrysler Holdings NA, 7.200%, due 09/01/09		150,000	150,673
Daimler Finance NA LLC, 7.200%, due 09/01/09		350,000	351,569
General Electric Capital Corp., 6.750%, due 03/15/32		110,000	98,748
HSBC Finance Corp., 6.750%, due 05/15/11		350,000	359,867
JPMorgan Chase & Co., 4.650%, due 06/01/14		300,000	299,209
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35		175,000	147,732
Kraft Foods, Inc., 5.625%, due 11/01/11		200,000	212,495
Kroger Co., 8.050%, due 02/01/10		350,000	359,734
Marsh & McLennan Cos., Inc., 6.250%, due 03/15/12		200,000	205,730
Miller Brewing Co., 5.500%, due 08/15/13(1)		400,000	395,498
Morgan Stanley, 5.300%, due 03/01/13		235,000	238,024
ONEOK Partners LP, 8.625%, due 03/01/19		400,000	447,355
SanPaolo IMI Capital, 8.126%, due 11/10/10(2),(3)	EUR	100,000	105,214

UBS Global Bond Fund—Portfolio of investments

June 30, 2009

Security description	Face amount		Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Wal-Mart Stores, Inc., 4.875%, due 01/19/39	GBP	200,000	$294,563
6.875%, due 08/10/09		$350,000	352,270
Total United States corporate bonds			4,979,818
Total corporate bonds (cost $11,342,795)			11,148,955
Asset-backed securities—0.50%
United Kingdom—0.03%
Whinstone Capital Management Ltd., Series 1A, Class B2, 2.306%, due 10/25/44(2)		$77,108	11,899
United States—0.47%
Citibank Credit Card Issuance Trust, Series 2002-A8, Class A8, 0.508%, due 11/07/11(2)		$150,000	149,845
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.494%, due 09/25/36(2)		50,283	10,496
Total United States asset-backed securities			160,341
Total asset-backed securities (cost $286,065)			172,240
Collateralized debt obligations—0.31%
Cayman Islands—0.02%
Black Diamond CLO Ltd., Series 2005-2X, Class IN, due 01/07/18(4),(5)		$100,000	5,311
Gulf Stream - Sextant CLO Ltd., Series 2007-1A, Class SUB, due 06/17/21(4),(5),(6)		100,000	3,000
Total Cayman Islands collateralized debt obligations			8,311
Ireland—0.13%
Valleriite CDO, Series 2007-1A, Class A1EU, 3.843%, due 12/29/17(2),(4),(6)	EUR	160,000	43,410
Netherlands—0.07%
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24(4),(5),(6)	EUR	100,000	7,014
Series 2006-1A, Class C1, 2.218%, due 04/15/23(2),(4),(6)		250,000	17,087
Total Netherlands collateralized debt obligations			24,101

Security description	Face amount	Value
United States—0.09%
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.883%, due 06/09/19(2),(4),(6)	$250,000	$30,000
Total collateralized debt obligations (cost $1,116,630)		105,822
Commercial mortgage-backed securities—1.32%
United States—1.32%
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41	70,994	70,329
Series 2000-WF2, Class A2, 7.320%, due 10/15/32(2)	75,890	77,726
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2, 5.778%, due 08/10/45(2)	25,000	23,192
JPMorgan Chase Commercial Alternative Mortgage Product, Series 2006-CB17, Class A4, 5.429%, due 12/12/43	350,000	282,950
Total commercial mortgage-backed securities (cost $493,818)		454,197
Mortgage & agency debt securities—10.63%
United States—10.63%
Federal Home Loan Mortgage Corp. Gold Pools,† #G04461, 5.000%, due 07/01/38	258,792	263,579
#G04684, 5.500%, due 09/01/38	252,814	261,330
Federal National Mortgage Association Pools,† #AA5244, 4.000%, due 05/01/39	74,895	72,595
#909356, 5.000%, due 02/01/37	273,128	278,665
#914467, 5.000%, due 04/01/37	233,338	237,959
#903709, 5.500%, due 11/01/36	234,050	242,094
#915829, 5.500%, due 03/01/37	254,486	263,072
#928197, 5.500%, due 03/01/37	244,853	253,115
#937094, 5.500%, due 05/01/37	232,099	239,930
#918638, 5.500%, due 06/01/37	260,464	269,252
#968197, 5.500%, due 01/01/38	242,126	250,295
#934323, 5.500%, due 07/01/38	262,340	271,177

UBS Global Bond Fund—Portfolio of investments

June 30, 2009

Security description	Face amount		Value
Bonds—(concluded)
Mortgage & agency debt securities—(concluded)
United States—(concluded)
#900568, 6.000%, due 09/01/36		$155,994	$163,407
#940642, 6.000%, due 08/01/37		238,930	250,060
#889579, 6.000%, due 05/01/38		246,195	257,663
Government National Mortgage Association Pools, #781276, 6.500%, due 04/15/31		70,933	76,574
Total mortgage & agency debt securities (cost $3,510,722)			3,650,767
US government obligations—4.94%
US Treasury Bonds, 4.250%, due 05/15/39		510,000	504,818
6.250%, due 05/15/30		150,000	190,172
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18		500,000	504,005
US Treasury Notes, 1.750%, due 03/31/14		225,000	217,617
2.750%, due 02/15/19		300,000	280,968
Total US government obligations (cost $1,735,387)			1,697,580
Non US-government obligations—46.40%
France—2.29%
Government of France, 4.000%, due 10/25/14	EUR	530,000	785,050
Germany—5.67%
Bundesobligation, 4.000%, due 10/11/13	EUR	445,000	664,908
Bundesrepublik Deutschland, 4.250%, due 01/04/14		850,000	1,282,081
			1,946,989
Italy—11.67%
Buoni Poliennali Del Tesoro, 4.500%, due 02/01/18	EUR	1,260,000	1,829,474
5.000%, due 08/01/39		1,035,000	1,386,569
Republic of Italy, 4.500%, due 01/21/15		$390,000	399,834
4.750%, due 01/25/16		390,000	391,989
			4,007,866
Japan—17.60%
Government of Japan, 0.800%, due 03/20/13	JPY	109,950,000	1,152,177
1.300%, due 03/20/15		101,050,000	1,076,361
1.800%, due 06/20/17		73,000,000	797,913
1.900%, due 06/20/25		120,800,000	1,262,019

Security description	Face amount		Value
Japan—(concluded)
Government of Japan CPI Linked Bond, 1.200%, due 06/10/17	JPY	193,303,200	$1,756,554
			6,045,024
Spain—5.38%
Government of Spain, 4.200%, due 07/30/13	EUR	550,000	817,044
6.000%, due 01/31/29		175,000	283,117
Instituto de Credito Oficial, 5.375%, due 07/02/12		$700,000	746,878
			1,847,039
United Kingdom—3.79%
UK Gilts, 5.000%, due 03/07/12	GBP	740,000	1,303,558
Total non US-government obligations (cost $15,389,536)			15,935,526
Sovereign/supranational bond—1.55%
European Investment Bank, 6.250%, due 04/15/14 (cost $590,835)	GBP	290,000	530,690
Total bonds (cost $34,465,788)			33,695,777
	Units
Short-term investment—1.59%
Investment company—1.59%
UBS Cash Management Prime Relationship Fund, 0.384%(7),(8) (cost $545,874)		545,874	545,874
Total investments—99.70% (cost $35,011,662)			34,241,651
Cash and other assets, less liabilities—0.30%			103,576
Net assets—100.00%			$34,345,227

UBS Global Bond Fund—Portfolio of investments

June 30, 2009

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $35,040,498; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,411,156
Gross unrealized depreciation	(2,210,003)
Net unrealized depreciation of investments	$(798,847)

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $497,139 or 1.45% of net assets.

(2)  Floating rate security—The interest rates shown are the current rates as of June 30, 2009.

(3)  Perpetual bond security. The maturity date reflects the next call date.

(4)  Security is illiquid. At June 30, 2009, these securities amounted to $105,822 or 0.31% of net assets.

(5)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.29% of net assets as of June 30, 2009, are considered illiquid and restricted. (See restricted securities table for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/09 Market value	06/30/09 Market value as a percentage of net assets
Gulf Stream - Sextant CLO Ltd., Series 2007-1A, Class SUB, due 06/17/21	05/17/07	$100,000	0.29%	$3,000	0.01%
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.883%, due 06/09/19	05/09/07	247,467	0.72	30,000	0.09
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24	05/18/07	132,413	0.39	7,014	0.02
Series 2006-1A, Class C1, 2.218%, due 04/15/23	12/21/06	323,782	0.94	17,087	0.05
Valleriite CDO, Series 2007-1A, Class A1EU, 3.843%, due 12/29/17	06/12/07	212,968	0.62	43,410	0.12
		$1,016,630	2.96%	$100,511	0.29%

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at June 30, 2009.

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CPI  Consumer price index

GS  Goldman Sachs

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

UBS Global Bond Fund—Portfolio of investments

June 30, 2009

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

Forward foreign currency contracts

UBS Global Bond Fund had the following open forward foreign currency contracts as of June 30, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Euro	255,943	SEK	2,820,000	09/03/09	$6,446
Euro	1,005,000	USD	1,408,075	09/03/09	(1,769)
Great Britain Pound	915,000	USD	1,503,734	09/03/09	(1,523)
United States Dollar	710,626	AUD	880,000	09/03/09	(4,849)
United States Dollar	903,584	CAD	995,000	09/03/09	(47,847)
United States Dollar	255,658	DKK	1,360,000	09/03/09	277
United States Dollar	422,918	KRW	537,000,000	09/03/09	(60)
United States Dollar	725,605	SEK	5,570,000	09/03/09	(3,697)
Net unrealized depreciation on forward foreign currency contracts					$(53,022)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

DKK  Danish Krone

KRW  Korean Won

SEK  Swedish Krona

USD  United States Dollar

Credit default swaps on corporate and sovereign issues—buy protection(1)

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments (made) received	Value	Unrealized depreciation
Deutsche Bank AG	EUR	250,000	12/20/13	1.6000	%(2)	—	(3)	$—	$(9,208)	$(9,208)
Deutsche Bank AG	EUR	250,000	12/20/13	0.9500	(2)	—	(4)	—	(2,236)	(2,236)
Goldman Sachs International	EUR	250,000	12/20/13	1.0500	(2)	—	(5)	—	(4,720)	(4,720)
								$—	$(16,164)	$(16,164)

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)  Payments made are based on the notional amount.

(3)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Telecom 8.125% bond, due 05/29/12.

(4)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Akzo Nobel NV 4.250% bond, due 06/14/11.

(5)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Henkel AG & Co KGaA 4.250% bond, due 06/10/13.

Currency type abbreviation:

EUR  Euro

UBS Global Bond Fund—Portfolio of investments

June 30, 2009

Credit default swaps on corporate and sovereign issues—sell protection(1)

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value	Unrealized appreciation/ (depreciation)	Credit spread(2)
Goldman Sachs International	EUR	90,000	12/20/09	—	(3)	2.0000	%(4)	$—	$(1,673)	$(1,673)	4.913%
Goldman Sachs International	EUR	90,000	12/20/09	—	(5)	2.0000	(4)	—	(1,806)	(1,806)	5.140
Goldman Sachs International	EUR	280,000	12/20/18	—	(6)	1.2600	(4)	—	10,081	10,081	0.940
JPMorgan Chase Bank	USD	700,000	12/20/18	—	(7)	0.4700	(4)	—	(24,317)	(24,317)	82.665
								$—	$(17,715)	$(17,715)

(1)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Hammerson PLC 5.250% bond, due 12/15/16.

(4)  Payments received are based on the notional amount.

(5)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the British Land 10.250% bond, due 03/26/12.

(6)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Italy 6.875% bond, due 09/27/23.

(7)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Spain 5.500% bond, due 12/20/17.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS Global Bond Fund—Portfolio of investments

June 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$11,148,955	$—	$11,148,955
Asset-backed securities	—	172,240	—	172,240
Collateralized debt obligations	—	—	105,822	105,822
Commercial mortgage-backed securities	—	454,197	—	454,197
Mortgage & agency debt securities	—	3,650,767	—	3,650,767
US government obligations	—	1,697,580	—	1,697,580
Non US-government obligations	—	15,935,526	—	15,935,526
Sovereign/supranational bond	—	530,690	—	530,690
Short-term investment	—	545,874	—	545,874
Other financial instruments(1)	—	(86,901)	—	(86,901)
Total	$—	$34,048,928	$105,822	$34,154,750

(1)  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized debt obligations	Total
Assets
Beginning balance	$2,967,364	$2,967,364
Total gains or losses (realized/unrealized) included in earnings	(2,337,337)	(2,337,337)
Purchases, sales, issuances, and settlements (net)	(524,205)	(524,205)
Transfers in and/or out of Level 3	—	—
Ending balance	$105,822	$105,822
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09.	$(771,351)	$(771,351)

See accompanying notes to financial statements.

UBS High Yield Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS High Yield Fund (the "Fund") declined 7.12% (Class A shares declined 11.27% after the deduction of the maximum sales charge), while Class Y shares declined 6.83%. The Fund's benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), declined 3.15% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 161; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The reporting period was characterized by periods of extreme volatility and rapidly changing investor preferences for risky assets. Against this backdrop, the Fund underperformed its benchmark. Overall, positioning and security selection in certain sectors detracted from relative performance.

Portfolio performance summary

What worked

•  Overall, the Fund's more conservative approach to the high yield market was beneficial. Given concerns about the economy and the likelihood of rising high yield defaults, we maintained a defensive stance in managing the Fund's portfolio, as demonstrated by our preference for more defensive industries. In addition, we continued to hold an underweight position in CCC-rated securities.(1) This positioning was rewarded during the reporting period, as CCC-rated securities declined 10.88% during the 12-month reporting period. In contrast, higher-rated BB bonds gained 1.19% over the same period.(2)

•  The Fund's underweight to the more cyclical chemical sector was beneficial for the Fund's relative performance. While the sector rallied sharply during the second half of the reporting period, it declined 12.8% during the 12-month period as a whole.

•  In keeping with our preference for more defensive areas of the market, the Fund held an overweight position in the health care sector, which contributed positively to results. While it lagged in the exuberant rally that took place during the first six months of 2009, the sector outperformed the Index during the reporting period as a whole, returning 4.0%.

(1)  According to Standard & Poor's Ratings Group, debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

(2)  According to Standard & Poor's Ratings Group, debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

UBS High Yield Fund

What didn't work

•  Sector positioning in a number of areas negatively contributed to performance.

•  The Fund's underweight in portions of the financial sector detracted from results. Despite ongoing concerns regarding the long-term health of certain financial institutions, financial sector bonds generated extremely strong results during the second half of the reporting period as investor risk aversion abated. As a result, the Fund's underweight position to the sector was a hindrance overall.

•  The Fund's overweight in electric utilities was not rewarded. While this defensive sector typically holds up relatively well during periods of economic weakness, it declined 5.7% during the reporting period.

•  An underweight in telecommunications detracted from performance after the sector gained 5.7% following solid results in the second half of the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS High Yield Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	5 years	10 years	Inception(1)
Before deducting	Class A(2)	(7.12)%	2.19%	3.37%	3.47%
maximum sales charge	Class B(3)	(7.98)	1.41	N/A	4.26
	Class C(4)	(7.60)	1.67	N/A	4.36
	Class Y(5)	(6.83)	2.47	3.65	4.22
After deducting maximum	Class A(2)	(11.27)	1.26	2.89	3.02
sales charge	Class B(3)	(12.14)	1.13	N/A	4.26
	Class C(4)	(8.22)	1.67	N/A	4.36
Merrill Lynch US High Yield Cash Pay Constrained Index(6)		(3.15)	4.08	4.84	4.80

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.29% and 1.20%; Class B—2.07% and 1.95%; Class C—1.79% and 1.70%; Class Y—0.99% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS High Yield Fund Class A shares is December 31, 1998. Inception date of Class B and Class C shares is November 7, 2001. Inception date of Class Y shares and the index is September 30, 1997.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS High Yield Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS High Yield Fund Class A and Class Y versus the Merrill Lynch US High Yield Cash Pay Constrained Index over the 10 years ended June 30, 2009. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS High Yield Fund Class A vs. Merrill Lynch US High Yield Cash Pay Constrained Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%.

UBS High Yield Fund Class Y vs. Merrill Lynch US High Yield Cash Pay Constrained Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS High Yield Fund

Top ten long-term fixed income

holdings (unaudited)

As of June 30, 2009

Percentage of net assets
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	1.7%
Sprint Capital Corp., 8.375%, due 03/15/12	1.6
United Rentals North America, Inc., 7.750%, due 11/15/13	1.6
Biomet, Inc., 11.625%, due 10/15/17	1.4
AES Corp./The, 8.000%, due 06/01/20	1.4
DISH DBS Corp., 6.625%, due 10/01/14	1.4
Chesapeake Energy Corp., 7.250%, due 12/15/18	1.4
Frontier Communications Corp., 9.000%, due 08/15/31	1.3
AK Steel Corp., 7.750%, due 06/15/12	1.2
GMAC LLC, 7.250%, due 03/02/11	1.2
Total	14.2%

UBS High Yield Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2009

Bonds Corporate bonds
Aerospace/defense	1.35%
Airlines	0.20
Auto loans	2.14
Auto parts & equipment	0.95
Automotive	0.18
Banking	5.67
Beverage	0.57
Brokerage	0.42
Building & construction	1.47
Building materials	0.58
Chemicals	0.41
Computer hardware	0.15
Consumer/commercial lease financing	1.45
Consumer—products	0.81
Diversified capital goods	0.88
Electric—generation	8.51
Electronics	0.50
Energy—exploration & production	4.38
Food—wholesale	0.54
Food & drug retailers	0.98
Forestry/paper	2.65
Gaming	5.15
Gas distribution	4.90
Health services	8.07
Hotels	0.25
Insurance	0.16
Leisure	0.26
Machinery	0.09
Media—broadcast	1.05
Media—services	1.33
Media—cable	2.80
Metals/mining excluding steel	2.71
Mining	0.15
Multi-line insurance	0.86
Non-food & drug retailers	3.31
Oil field equipment & services	0.66%
Oil refining & marketing	0.57
Property & casualty insurance	0.33
Packaging	1.33
Pharmaceuticals	1.00
Pipelines	0.18
Printing & publishing	1.60
Real estate development & management	0.13
Real estate investment trusts (REITs)	0.40
Software/services	2.76
Steel producers/products	2.21
Support—services	2.43
Technology	0.39
Telecom—integrated/services	6.51
Telecom—wireless	5.13
Theaters & entertainment	0.17
Transportation excluding air/rail	0.63
Total corporate bonds	92.31
Asset-backed securities	0.23
Total bonds	92.54
Preferred stocks
Banking	0.15
Media—broadcast	0.00 (1)
Total preferred stocks	0.15
Common stocks
Hotels, restaurants & leisure	0.00
Media	0.03
Packaging	0.00
Printing & publishing	0.00
Total common stocks	0.03
Warrants	0.00 (1)
Short-term investment	6.24
Total investments	98.96
Cash and other assets, less liabilities	1.04
Net assets	100.00%

(1)  Amount represents less than 0.005%.

UBS High Yield Fund—Portfolio of investments

June 30, 2009

Security description	Face Amount	Value
Bonds—92.54%
Corporate bonds—92.31%
Bermuda—2.15%
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	$1,852,000	$1,889,040
Petroplus Finance Ltd., 6.750%, due 05/01/14(1)	175,000	150,500
7.000%, due 05/01/17(1)	375,000	311,250
Total Bermuda corporate bonds		2,350,790
Canada—1.51%
Bombardier, Inc., 6.750%, due 05/01/12(1)	230,000	216,200
Teck Resources Ltd., 10.250%, due 05/15/16(1)	825,000	864,187
10.750%, due 05/15/19(1)	525,000	564,375
Total Canada corporate bonds		1,644,762
Liberia—0.26%
Royal Caribbean Cruises Ltd., 6.875%, due 12/01/13	230,000	192,050
7.000%, due 06/15/13	100,000	87,375
Total Liberia corporate bonds		279,425
Luxembourg—0.85%
FMC Finance III SA, 6.875%, due 07/15/17	1,000,000	930,000
United Kingdom—0.58%
Ineos Group Holdings PLC, 8.500%, due 02/15/16(1)	230,000	71,300
Lloyds Banking Group PLC, 6.267%, due 11/14/16(1),(2),(3)	650,000	221,000
Royal Bank of Scotland Group PLC, 7.640%, due 09/29/17(2),(3)	850,000	344,250
Total United Kingdom corporate bonds		636,550
United States—86.96%
AAC Group Holding Corp., 10.250%, due 10/01/12(1),(4)	1,075,000	780,719
AES Corp./The, 8.000%, due 06/01/20	1,700,000	1,525,750
Affinion Group, Inc., 10.125%, due 10/15/13	500,000	462,500
Ahern Rentals, Inc., 9.250%, due 08/15/13	650,000	260,000
AK Steel Corp., 7.750%, due 06/15/12	1,400,000	1,358,000
Allison Transmission, Inc., 11.000%, due 11/01/15(1)	255,000	201,450
Alltel Corp., 7.000%, due 07/01/12	500,000	540,040
AMC Entertainment, Inc., 8.750%, due 06/01/19(1)	200,000	188,000
American General Finance Corp., 4.875%, due 05/15/10	150,000	126,205
5.375%, due 10/01/12	75,000	44,224

Security description	Face Amount	Value
United States—(continued)
5.625%, due 08/17/11	$325,000	$208,198
5.850%, due 06/01/13	600,000	344,183
6.900%, due 12/15/17	825,000	446,723
American International Group, Inc., 6.250%, due 03/15/37	705,000	174,488
8.175%, due 05/15/58(1),(2)	615,000	175,457
Apria Healthcare Group, Inc., 11.250%, due 11/01/14(1)	300,000	289,500
ARAMARK Corp., 8.500%, due 02/01/15	310,000	300,700
Arch Western Finance LLC, 6.750%, due 07/01/13	490,000	447,125
Ashland, Inc., 9.125%, due 06/01/17(1)	140,000	145,600
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	850,000	607,750
Axcan Intermediate Holdings, Inc., 9.250%, due 03/01/15	360,000	361,800
12.750%, due 03/01/16	720,000	729,000
BAC Capital Trust XI, 6.625%, due 05/23/36	150,000	113,116
Baker & Taylor, Inc., 11.500%, due 07/01/13(1)	400,000	112,000
Baldor Electric Co., 8.625%, due 02/15/17	110,000	101,750
BankAmerica Capital II, 8.000%, due 12/15/26	355,000	294,614
Bausch & Lomb, Inc., 9.875%, due 11/01/15	125,000	119,375
Beazer Homes USA, Inc., 6.875%, due 07/15/15	15,000	7,050
8.125%, due 06/15/16	150,000	72,000
Belden, Inc., 9.250%, due 06/15/19(1)	100,000	96,875
Biomet, Inc., 10.375%, due 10/15/17(5)	650,000	628,875
11.625%, due 10/15/17	1,611,000	1,578,780
Bio-Rad Laboratories, Inc., 8.000%, due 09/15/16(1)	140,000	138,600
Boise Cascade LLC, 7.125%, due 10/15/14	100,000	52,750
Boyd Gaming Corp., 7.750%, due 12/15/12	500,000	465,000
Cablevision Systems Corp., Series B, 8.000%, due 04/15/12	250,000	247,500
Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, due 06/01/16(1)	725,000	694,187
Carriage Services, Inc., 7.875%, due 01/15/15	550,000	413,875
Cellu Tissue Holdings, Inc., 9.750%, due 03/15/10	1,050,000	1,050,000
11.500%, due 06/01/14(1)	1,000,000	982,500

UBS High Yield Fund—Portfolio of investments

June 30, 2009

Security description	Face Amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Centex Corp., 7.500%, due 01/15/12	$540,000	$544,050
Chesapeake Energy Corp., 7.250%, due 12/15/18	1,700,000	1,479,000
Cincinnati Bell, Inc., 7.250%, due 07/15/13	645,000	590,175
Circus & Eldorado Joint Venture/ Silver Legacy Capital Corp., 10.125%, due 03/01/12	500,000	398,125
CIT Group, Inc., 4.750%, due 12/15/10	400,000	314,004
5.400%, due 02/13/12	700,000	476,073
5.400%, due 03/07/13	350,000	216,916
5.400%, due 01/30/16	650,000	367,035
12.000%, due 12/18/18(1)	315,000	147,987
Citigroup Capital XXI, 8.300%, due 12/21/57(2)	700,000	545,877
CMP Susquehanna Corp., due 05/15/14(1),(6)	50,000	23,000
Coleman Cable, Inc., 9.875%, due 10/01/12	600,000	483,750
Community Health Systems, Inc., 8.875%, due 07/15/15	750,000	735,000
Constellation Brands, Inc., Series B, 8.125%, due 01/15/12	230,000	230,000
8.375%, due 12/15/14	250,000	250,625
Corrections Corp of America, 7.750%, due 06/01/17	140,000	137,900
Cott Beverages USA, Inc., 8.000%, due 12/15/11	150,000	139,500
Cricket Communications, Inc., 7.750%, due 05/15/16(1)	300,000	288,750
10.000%, due 07/15/15(1)	575,000	570,687
CSC Holdings, Inc., 6.750%, due 04/15/12	200,000	193,000
8.500%, due 04/15/14(1)	65,000	64,431
8.625%, due 02/15/19(1)	200,000	194,500
DAE Aviation Holdings, Inc., 11.250%, due 08/01/15(1)	372,000	215,760
DaVita, Inc., 7.250%, due 03/15/15	500,000	470,000
Deluxe Corp., 5.000%, due 12/15/12	665,000	541,144
Denbury Resources, Inc., 9.750%, due 03/01/16	300,000	308,250
Developers Diversified Realty Corp., 5.375%, due 10/15/12	125,000	84,501
5.500%, due 05/01/15	220,000	140,304
DirecTV Holdings LLC/DirecTV Financing Co., 7.625%, due 05/15/16	850,000	826,625

Security description	Face Amount	Value
United States—(continued)
DISH DBS Corp., 6.625%, due 10/01/14	$1,650,000	$1,522,125
Dollar General Corp., 11.875%, due 07/15/17(5)	850,000	918,000
Domtar Corp., 7.875%, due 10/15/11	20,000	19,500
Dycom Investments, Inc., 8.125%, due 10/15/15	350,000	294,000
Dynegy Holdings, Inc., 7.500%, due 06/01/15	1,083,000	902,951
7.750%, due 06/01/19	340,000	264,775
E*Trade Financial Corp., 7.375%, due 09/15/13	150,000	120,750
12.500%, due 11/30/17(5)	305,000	338,550
Edison Mission Energy, 7.000%, due 05/15/17	1,425,000	1,093,687
El Paso Corp., 7.800%, due 08/01/31	815,000	664,803
7.875%, due 06/15/12	200,000	196,178
8.250%, due 02/15/16	1,140,000	1,108,650
12.000%, due 12/12/13	330,000	363,000
Encore Acquisition Co., 9.500%, due 05/01/16	175,000	172,375
Esterline Technologies Corp., 6.625%, due 03/01/17	585,000	534,544
Exopack Holding, Inc., 11.250%, due 02/01/14	570,000	467,400
Ferrell Gas Partners-LP, 6.750%, due 05/01/14(1)	711,000	615,015
Ferrell Gas Partners-LP / Ferrell Gas Partners-LP Finance Corp., 8.750%, due 06/15/12	600,000	558,000
FireKeepers Development Authority, 13.875%, due 05/01/15(1)	1,355,000	1,249,988
First Data Corp., 9.875%, due 09/24/15(1)	250,000	177,500
9.875%, due 09/24/15	1,495,000	1,061,450
Ford Motor Co., 7.450%, due 07/16/31	330,000	194,700
Ford Motor Credit Co. LLC, 7.250%, due 10/25/11	725,000	627,080
8.000%, due 12/15/16	140,000	107,034
9.750%, due 09/15/10	375,000	359,211
9.875%, due 08/10/11	1,350,000	1,248,822
Forest Oil Corp., 8.500%, due 02/15/14(1)	140,000	137,550
Freeport-McMoRan Copper & Gold, Inc., 6.875%, due 02/01/14	165,000	169,125
8.250%, due 04/01/15	100,000	101,000
8.375%, due 04/01/17	435,000	438,262
Frontier Communications Corp., 9.000%, due 08/15/31	1,710,000	1,410,750
GameStop Corp./GameStop, Inc., 8.000%, due 10/01/12	185,000	186,388

UBS High Yield Fund—Portfolio of investments

June 30, 2009

Security description	Face Amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Genworth Financial, Inc., 6.150%, due 11/15/66(2)	$690,000	$310,552
Georgia-Pacific LLC, 8.250%, due 05/01/16(1)	375,000	363,750
8.875%, due 05/15/31	145,000	125,425
Glen Meadow Pass-Through Trust, 6.505%, due 02/12/67(1),(2)	200,000	101,830
GMAC LLC, 6.875%, due 09/15/11	200,000	171,966
7.250%, due 03/02/11(1)	598,000	547,170
7.250%, due 03/02/11	1,475,000	1,338,352
6.750%, due 12/01/14	200,000	153,755
8.000%, due 11/01/31(1)	385,000	269,500
8.000%, due 11/01/31	610,000	417,816
Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	335,000	338,350
Graham Packaging Co., Inc., 9.875%, due 10/15/14	850,000	790,500
Graphic Packaging International, Inc., 9.500%, due 08/15/13	145,000	138,475
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	750,000	686,250
Harland Clarke Holdings Corp., 9.500%, due 05/15/15	1,025,000	791,812
Harrahs Operating Escrow LLC/ Harrahs Escrow Corp., 11.250%, due 06/01/17(1)	680,000	642,600
Hartford Financial Services Group, Inc., 8.125%, due 06/15/68(2)	310,000	217,000
HCA, Inc., 6.300%, due 10/01/12	500,000	458,750
9.125%, due 11/15/14	1,115,000	1,103,850
9.250%, due 11/15/16	700,000	689,500
9.625%, due 11/15/16(5)	4	4
HCA, Inc., 8.500%, due 04/15/19(1)	300,000	294,000
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16(1)	625,000	570,312
Host Hotels & Resorts LP, 9.000%, due 05/15/17(1)	285,000	271,463
Inergy LP/Inergy Finance Corp., 8.750%, due 03/01/15(1)	290,000	283,475
8.250%, due 03/01/16	875,000	833,437
Ingles Markets, Inc., 8.875%, due 05/15/17(1)	480,000	472,800
Interface, Inc., 11.375%, due 11/01/13(1)	185,000	191,475
iStar Financial, Inc., 6.000%, due 12/15/10	300,000	207,000
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	700,000	581,000

Security description	Face Amount	Value
United States—(continued)
K Hovnanian Enterprises, Inc., 11.500%, due 05/01/13	$150,000	$129,750
KB Home, 5.750%, due 02/01/14	75,000	65,625
5.875%, due 01/15/15	150,000	126,750
6.250%, due 06/15/15	150,000	128,250
Key Energy Services, Inc., 8.375%, due 12/01/14	175,000	154,438
L-3 Communications Corp., 5.875%, due 01/15/15	810,000	718,875
Land O' Lakes Capital Trust I, Inc., 7.450%, due 03/15/28(1)	200,000	151,000
Lennar Corp., Series B, 5.125%, due 10/01/10	150,000	144,000
Liberty Mutual Group, Inc., 7.800%, due 03/15/37(1)	100,000	56,000
10.750%, due 06/15/58(1),(2)	420,000	302,400
LIN Television Corp., Series B, 6.500%, due 05/15/13	800,000	536,000
Ltd. Brands, Inc., 8.500%, due 06/15/19(1)	155,000	148,504
Macy's Retail Holdings, Inc., 5.350%, due 03/15/12	375,000	341,329
5.900%, due 12/01/16	650,000	529,546
6.375%, due 03/15/37	225,000	152,964
Massey Energy Co., 6.875%, due 12/15/13	250,000	228,750
MetLife Capital Trust X, 9.250%, due 04/08/38(1),(2)	155,000	137,950
MetroPCS Wireless, Inc., 9.250%, due 11/01/14(1)	70,000	69,300
9.250%, due 11/01/14	1,000,000	993,750
MGM Mirage, Inc., 10.375%, due 05/15/14(1)	150,000	155,625
11.125%, due 11/15/17(1)	410,000	434,600
Mirant Americas Generation LLC, 9.125%, due 05/01/31	1,100,000	792,000
Mirant North America LLC, 7.375%, due 12/31/13	275,000	264,000
Momentive Performance Materials, Inc., 10.125%, due 12/01/14(5)	19,194	7,294
MTR Gaming Group, Inc., Series B, 9.000%, due 06/01/12	425,000	291,125
Nalco Co., 8.875%, due 11/15/13	215,000	219,300
NB Capital Trust II, 7.830%, due 12/15/26	300,000	246,719
Neiman Marcus Group, Inc., 9.000%, due 10/15/15(5)	450,725	265,928
10.375%, due 10/15/15	125,000	73,125

UBS High Yield Fund—Portfolio of investments

June 30, 2009

Security description	Face Amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Newfield Exploration Co., 7.125%, due 05/15/18	$747,000	$678,836
NewPage Corp., 10.000%, due 05/01/12	150,000	72,000
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14(1),(5)	429,142	122,305
7.000%, due 01/15/14	142,000	52,185
Nextel Communications, Inc., Series E, 6.875%, due 10/31/13	375,000	310,312
Series D, 7.375%, due 08/01/15	390,000	311,025
Nielsen Finance LLC / Nielsen Finance Co., 11.625%, due 02/01/14(1)	140,000	138,950
due 08/01/16(4)	450,000	289,125
Nisource Finance Corp., 6.800%, due 01/15/19	350,000	327,983
NRG Energy, Inc., 7.375%, due 02/01/16	400,000	378,500
7.375%, due 01/15/17	1,300,000	1,225,250
8.500%, due 06/15/19	400,000	387,500
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16(1)	120,000	116,400
Peabody Energy Corp., Series B, 6.875%, due 03/15/13	325,000	321,750
PetroHawk Energy Corp., 7.875%, due 06/01/15	200,000	185,000
10.500%, due 08/01/14(1)	370,000	378,325
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 10.625%, due 04/01/17	75,000	63,375
Plains Exploration & Production Co., 7.625%, due 06/01/18	563,000	505,293
10.000%, due 03/01/16	305,000	313,388
PLY Gem Industries, Inc., 11.750%, due 06/15/13	210,000	135,450
Pokagon Gaming Authority, 10.375%, due 06/15/14(1)	653,000	639,940
Pulte Homes, Inc., 8.125%, due 03/01/11	145,000	145,725
Qwest Capital Funding, Inc., 7.250%, due 02/15/11	140,000	135,800
Qwest Communications International, Inc., 7.250%, due 02/15/11	1,000,000	970,000
7.500%, due 02/15/14	250,000	228,125
Series B, 7.500%, due 02/15/14	650,000	593,125

Security description	Face Amount	Value
United States—(continued)
Qwest Corp., 7.875%, due 09/01/11	$250,000	$250,000
8.875%, due 03/15/12	350,000	352,625
Realogy Corp., 10.500%, due 04/15/14	120,000	51,900
12.375%, due 04/15/15	305,000	85,400
Residential Capital LLC, 8.375%, due 06/30/10	350,000	255,500
9.625%, due 05/15/15	250,000	158,750
RITE AID Corp., 9.500%, due 06/15/17	150,000	97,500
10.375%, due 07/15/16	225,000	202,500
River Rock Entertainment Authority, 9.750%, due 11/01/11	315,000	236,250
RRI Energy, Inc., 6.750%, due 12/15/14	764,000	736,305
Sally Holdings LLC/Sally Capital, Inc., 10.500%, due 11/15/16	400,000	396,000
Sanmina-SCI Corp., 8.125%, due 03/01/16	750,000	546,562
Sealy Mattress Co., 10.875%, due 04/15/16(1)	100,000	104,750
Sheridan Group, Inc., 10.250%, due 08/15/11	700,000	420,000
Sinclair Television Group, Inc., 8.000%, due 03/15/12	270,000	180,900
Smithfield Foods, Inc., 10.000%, due 07/15/14(1)	190,000	187,625
Solo Cup Co., 10.500%, due 11/01/13(1)	75,000	75,188
Sprint Capital Corp., 7.625%, due 01/30/11	300,000	296,625
8.375%, due 03/15/12	1,750,000	1,723,750
8.750%, due 03/15/32	335,000	269,675
SPX Corp., 7.625%, due 12/15/14	400,000	386,000
Sungard Data Systems, Inc., 10.625%, due 05/15/15(1)	481,000	471,380
10.250%, due 08/15/15	1,415,000	1,307,106
SUPERVALU, Inc., 8.000%, due 05/01/16	300,000	291,000
Tenneco, Inc., Series B, 10.250%, due 07/15/13	310,000	293,725
Terremark Worldwide, Inc., 12.000%, due 06/15/17(1)	170,000	163,200
Tesoro Corp., 9.750%, due 06/01/19	75,000	74,063
Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, due 11/01/15(4)	1,660,000	1,033,350
Toll Brothers Finance Corp., 8.910%, due 10/15/17	225,000	230,090

UBS High Yield Fund—Portfolio of investments

June 30, 2009

Security description	Face Amount	Value
Bonds—(concluded)
Corporate bonds—(concluded)
United States—(concluded)
TRW Automotive, Inc., 7.000%, due 03/15/14(1)	$290,000	$208,800
Tube City IMS Corp., 9.750%, due 02/01/15	1,725,000	1,056,562
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15(1)	600,000	528,000
Tyson Foods, Inc., 10.500%, due 03/01/14(1)	175,000	189,875
United Rentals North America, Inc., 7.750%, due 11/15/13	1,975,000	1,698,500
Universal Hospital Services, Inc., 8.500%, due 06/01/15(5)	130,000	122,525
Univision Communications, Inc., 9.750%, due 03/15/15(1),(5)	400,000	233,000
US Concrete, Inc., 8.375%, due 04/01/14	460,000	301,300
US Oncology, Inc., 9.125%, due 08/15/17(1)	200,000	198,500
Vanguard Health Holding Co. II LLC, 9.000%, due 10/01/14	690,000	660,675
Verso Paper Holdings LLC / Verso Paper, Inc., 11.500%, due 07/01/14(1)	60,000	54,900
Series B, 9.125%, due 08/01/14	70,000	32,550
Vertis, Inc., 13.500%, due 04/01/14(5),(7)	178,482	892
West Corp., 11.000%, due 10/15/16	300,000	250,500
Western Refining, Inc., 11.250%, due 06/15/17(1)	100,000	88,750
Whiting Petroleum Corp., 7.250%, due 05/01/12	650,000	622,375
Wind Acquisition Finance SA, 10.750%, due 12/01/15(1)	250,000	250,000
Windstream Corp., 8.625%, due 08/01/16	425,000	406,937
WMG Acquisition Corp., 9.500%, due 06/15/16(1)	460,000	457,700
Xerox Capital Trust I, 8.000%, due 02/01/27	560,000	425,600
Yankee Acquisition Corp., Series B, 8.500%, due 02/15/15	720,000	606,600
Total United States corporate bonds		95,011,384
Total corporate bonds (cost $103,978,210)		100,852,911

Security description	Face Amount	Value
Asset-backed securities—0.23%
United States—0.23%
Asset Backed Funding Certificates, Series 2006-OPT3, Class A3A, 0.374%, due 11/25/36(2)	$70,603	$67,488
Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 0.538%, due 01/09/12(2)	100,000	98,395
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1, 0.364%, due 04/25/47(2)	69,143	64,599
Wells Fargo Home Equity Trust, Series 2005-3, Class AII2, 0.554%, due 11/25/35(2)	24,009	23,683
Total asset-backed securities (cost $245,184)		254,165
Total bonds (cost $104,223,394)		101,107,076
	Shares
Preferred stocks—0.15%
United States—0.15%
Diversified financial services—0.15%
Preferred Blocker, Inc. 7.000%(1),(8)	376	161,704
Media—0.00%(9)
CMP Susquehanna Radio Holdings Corp., Series A*(2),(3),(6),(7),(10)	11,661	117
Total preferred stocks (cost $324,203)		161,821
Common stocks—0.03%
United States—0.03%
Aerospace & defense—0.00%
Sabreliner Corp.*(6)	8,400	0
Advertising—0.00%
Vertis Holdings, Inc.*(6),(7)	8,952	0
Hotels, restaurants & leisure—0.00%
American Restaurant Group, Inc.*(6)	972	0
Media—0.03%
Knology, Inc.*	3,926	33,881
Total common stocks (cost $153,000)		33,881

UBS High Yield Fund—Portfolio of investments

June 30, 2009

Security description	Number of Warrants	Value
Warrants—0.00%(9)
CNB Capital Trust I, strike @ $0.01, expires 03/26/19*(6),(7)	13,325	$133
Pliant Corp., strike @ $0.01, expires 06/01/10*(6),(7),(10)	1	0
Total warrants (cost $135)		133

Security description	Units	Value
Short-term investment—6.24%
Investment company—6.24%
UBS Cash Management Prime Relationship Fund, 0.384%(11),(12) (cost $6,815,672)	6,815,672	$6,815,672
Total investments—98.96% (cost $111,516,404)		108,118,583
Cash and other assets, less liabilities—1.04%		1,133,525
Net assets—100.00%		$109,252,108

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $111,741,241; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,756,345
Gross unrealized depreciation	(8,379,003)
Net unrealized depreciation of investments	$(3,622,658)

*  Non-income producing security.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $20,122,031 or 18.42% of net assets.

(2)  Floating rate security—The interest rates shown are the current rates as of June 30, 2009.

(3)  Perpetual bond security. The maturity date reflects the next call date.

(4)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.

(5)  PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

(6)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2009, the value of these securities amounted to $23,250 or 0.02% of net assets.

(7)  Security is illiquid. At June 30, 2009, these securities amounted to $1,142 or 0.00% of net assets.

(8)  Security is a multi-coupon preferred stock that had a coupon reset date of January 16, 2009 of 7.000% fixed until its end date of December 31, 2049. This security is subject to a perpetual call and may be called in full or partially on or anytime after December 31, 2011.

(9)  Amount represents less than 0.005%.

(10)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% if net assets as of June 30, 2009, are considered illiquid and restricted (See restricted securities table below for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets		06/30/09 Market value	06/30/09 Market value as a percentage of net assets
CMP Susquehanna Radio Holdings Corp., Series A, due 12/31/10	03/30/09	$135	0.00	%(a)	$117	0.00	%(a)
Pliant Corp., strike @ $0.01, expires 06/01/10	10/20/00	0	0.00		0	0.00
		$135	0.00	%(a)	$117	0.00	%(a)

(a)  Amount represents less than 0.005%.

UBS High Yield Fund—Portfolio of investments

June 30, 2009

(11)  Investment in affiliated mutual fund.

(12)  The rate shown reflects the yield at June 30, 2009.

GMAC  General Motors Acceptance Corp.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$100,829,019	$23,892	$100,852,911
Asset-backed securities	—	254,165	—	254,165
Preferred stocks	—	161,704	117	161,821
Common stocks	33,881	—	—	33,881
Warrants	—	—	133	133
Short-term investment	—	6,815,672	—	6,815,672
Total	$33,881	$108,060,560	$24,142	$108,118,583

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Corporate bonds	Warrants	Preferred Stocks	Total
Assets
Beginning balance	$—	$—	$—	$—
Total gains or losses (realized/unrealized) included in earnings(a)	(593,198)	—	—	(593,198)
Purchases, sales, issuances, and settlements (net)	594,090	—	—	594,090
Transfers in and/or out of Level 3	23,000	133	117	23,250
Ending balance	$23,892	$133	$117	$24,142
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09	$(957,265)	$(2)	$(18)	$(957,285)

(a)  Does not include unrealized gains of ($414,407) related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements.

UBS U.S. Bond Fund

Portfolio performance

For the 12 months ended June 30, 2009, Class A shares of UBS U.S. Bond Fund (the "Fund") declined 3.29% (Class A shares declined 7.63% after the deduction of the maximum sales charge), while Class Y shares declined 3.15%. The Fund's benchmark, the Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index, the "Index"), returned 6.05% over the same time period. Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 174; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance occurred during the first half of the reporting period as its exposure to non-agency mortgage-backed securities significantly detracted from results. We largely eliminated this position in 2008. While the Fund outperformed the Index during the second half of the reporting period, it was not enough to overcome its earlier weak results.

Striving to improve the Fund's performance

As the Fund's performance shows, the first half of the reporting period proved to be an exceptionally challenging one. Given periods of extreme risk aversion, many investors flocked to the safety of US Treasury securities, driving their yields lower and prices higher. In contrast, non-Treasury sectors (also known as spread sectors) generated extremely poor results during the first half of the period. This was especially true during periods of indiscriminate selling that occurred when overleveraged investors were forced to sell securities into a highly illiquid market.

We carefully analyzed the drivers of performance and took a number of steps in an effort to reposition the Fund to face the ongoing challenges in the marketplace and to take advantage of what we believed were compelling opportunities. We believe that our efforts began to be reflected in the second half of the reporting period.

These steps included:

•  Bringing on board investment professionals who we believe have high-caliber expertise and track records of success in addressing some of the recent issues in the marketplace, and who sought to position the Fund to help it benefit from a market recovery.

•  Increasing the depth of our analyst teams, including making sweeping changes to our securitized debt team, which entailed replacing analysts and increasing headcount to create a stronger analytical platform.

•  Placing added emphasis on top-down macro analysis, and incorporating it into our investments as a result of lessons learned from recent market events. Our goal is to better understand secular forces that could have an impact on our bond portfolios. Given these changes, it is our firm belief that the Fund is better positioned to deliver the type of consistent, risk-adjusted results that will reward its shareholders over time.

UBS U.S. Bond Fund

Portfolio performance summary

What worked

•  The Fund's out-of-Index exposure to inflation-linked bonds contributed to performance during the reporting period. During the first half of the reporting period, Treasury inflation-protected securities (TIPS) performed poorly. We viewed this weakness as an opportunity to increase the Fund's TIPS exposure given our expectations for future inflation. This benefited the Fund's performance as TIPS rallied during the second half of the reporting period as fears of deflation gave way to concerns regarding rising inflation. This change in sentiment was triggered by signs that the economy may be bottoming, as well as by rising commodity prices and the potential inflationary impact of the US government's stimulus programs.

What didn't work

•  The Fund's exposure to nonagency mortgage-backed securities significantly detracted from performance. Early in the reporting period, the Fund had a meaningful exposure to nonagency mortgage-backed securities (MBS).(1) These securities historically performed similarly to agency securities. However, due to ongoing weakness in the US housing market, illiquidity and a lack of government support, nonagency MBS substantially lagged their agency counterparts during the first half of the reporting period. During this time, we transitioned away from nonagency MBS and added to agency mortgage exposure.

•  Overall, exposure to commercial mortgage-backed securities (CMBS) was a drag on performance. During the first half of the reporting period, CMBS exposure detracted from performance as these securities were dragged down by heightened risk aversion and fears that the weak economy would negatively affect the commercial real estate market. We selectively increased the Fund's exposure to AAA-rated securities, as we felt they were attractively valued.(2) While the CMBS sector subsequently rallied and contributed to the Fund's performance during the second half of the reporting period, the sector modestly detracted from performance over the 12-month period as a whole.

(1)  These securities are generally considered liquid and high quality, but are not government guaranteed.

(2)  AAA is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Bond Fund

Average annual total returns for periods ended 06/30/09 (unaudited)

		1 year	5 years	10 years	Inception(1)
Before deducting	Class A(2)	(3.29)%	(0.19)%	2.98%	3.56%
maximum sales charge	Class B(3)	(4.01)	(0.94)	N/A	0.60
	Class C(4)	(3.76)	(0.70)	N/A	0.67
	Class Y(5)	(3.15)	0.04	3.24	4.17
After deducting maximum	Class A(2)	(7.63)	(1.11)	2.50	3.17
sales charge	Class B(3)	(8.48)	(1.26)	N/A	0.60
	Class C(4)	(4.43)	(0.70)	N/A	0.67
Barclays Capital US Aggregate Index(6)		6.05	5.01	5.98	6.18

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.06% and 0.89%; Class B—1.95% and 1.64%; Class C—1.62% and 1.39%; Class Y—0.82% and 0.64%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 0.85% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares and 0.60% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Bond Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are November 6, 2001 and November 8, 2001, respectively. Inception date of Class Y shares and the index is August 31,1995.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-regulated securities. The index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Bond Fund Class A and Class Y shares versus the Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) over the 10 years ended June 30, 2009. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Bond Fund Class A vs. Barclays Capital US Aggregate Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%.

UBS U.S. Bond Fund Class Y vs. Barclays Capital US Aggregate Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Bond Fund

Top ten long-term fixed income holdings

(unaudited)(1)

As of June 30, 2009

Percentage of net assets
US Treasury Notes, 2.250%, due 05/31/14	6.8%
Federal National Mortgage Association, 5.000%, TBA	3.6
US Treasury Notes, 3.125%, due 05/15/19	3.0
Federal National Mortgage Association Pools, #948631, 6.000%, due 08/01/37	2.9
Federal National Mortgage Association Pools, #AA0460, 5.000%, due 02/01/39	2.9
Federal Home Loan Mortgage Corp. Gold Pools, #G08307, 5.000%, due 11/01/38	2.6
Federal National Mortgage Association, 2.750%, due 03/13/14	2.6
Federal National Mortgage Association Pools, #888016, 5.500%, due 05/01/36	2.1
Federal Home Loan Mortgage Corp. Pools, 5.000%, due 01/01/39	2.0
Federal Home Loan Bank, #G05249, 5.000%, due 11/17/17	2.0
Total	30.5%

(1)  Figures represent the direct investments of the UBS U.S. Bond Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Bond Fund

Industry diversification (unaudited)(2)

As a percentage of net assets as of June 30, 2009

Bonds Corporate bonds
Aerospace & defense	0.20%
Capital markets	0.30
Chemicals	0.10
Commercial banks	0.65
Commercial services & supplies	0.15
Consumer finance	0.09
Diversified financial services	0.79
Diversified telecommunication services	0.18
Electric utilities	0.15
Food products	0.11
Household products	0.19
Insurance	0.27
Media	0.13
Metals & mining	0.16
Oil, gas & consumable fuels	0.24
Pharmaceuticals	0.10
Pipelines	0.16
Real estate investment trusts (REITs)	0.05
Road & rail	0.05
Software	0.13
Tobacco	0.05
Wireless telecommunication services	0.07
Total corporate bonds	4.32
Asset-backed securities	4.17
Commercial mortgage-backed securities	10.61
Mortgage & agency debt securities	45.26
US government obligations	12.51
Total bonds	76.87
Investment companies
UBS Corporate Bond Relationship Fund	18.05%
UBS High Yield Relationship Fund	1.79
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	1.46
Total investment companies	21.30
Short-term investment	4.31
Investment of cash collateral from securities loaned	1.93
Total investments	104.41
Liabilities, in excess of cash and other assets	(4.41)
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2009

Security description	Face amount	Value
Bonds—76.87%
Corporate bonds—4.32%
Bermuda—0.10%
Qtel International Finance Ltd., 6.500%, due 06/10/14(1)	$65,000	$66,066
France—0.08%
France Telecom SA, 4.375%, due 07/08/14	50,000	50,389
United Kingdom—0.38%
Anglo American Capital plc, 9.375%, due 04/08/19(1)	100,000	108,000
Barclays Bank PLC, 6.750%, due 05/22/19	100,000	99,177
Vodafone Group PLC, 5.450%, due 06/10/19	50,000	49,168
Total United Kingdom corporate bonds		256,345
United States—3.76%
Allstate Corp., 7.450%, due 05/16/19	55,000	59,502
Altria Group, Inc., 9.950%, due 11/10/38	30,000	34,630
Anadarko Petroleum Corp., 6.450%, due 09/15/36	75,000	67,419
Appalachian Power Co., 7.950%, due 01/15/20	30,000	34,589
BAE Systems Holdings, Inc., 4.950%, due 06/01/14(1)	65,000	65,334
Bank of America Corp., 7.625%, due 06/01/19	100,000	100,446
Browning-Ferris Industries, Inc., 7.400%, due 09/15/35	35,000	32,774
Capital One Financial Corp., 7.375%, due 05/23/14	55,000	56,715
CenterPoint Energy Resources Corp., 6.000%, due 05/15/18	115,000	104,515
Citibank NA, 1.500%, due 07/12/11	335,000	335,866
Citigroup, Inc., 6.125%, due 05/15/18	265,000	231,785
ERAC USA Finance Co., 7.000%, due 10/15/37(1)	85,000	67,599
Express Scripts, Inc., 6.250%, due 06/15/14	65,000	68,777
Fortune Brands, Inc., 6.375%, due 06/15/14	130,000	129,260
Goldman Sachs Group, Inc., 7.500%, due 02/15/19	90,000	96,370
JPMorgan Chase & Co., 6.300%, due 04/23/19	100,000	100,582
Kellogg Co., 4.450%, due 05/30/16	70,000	70,059
Massachusetts Mutual Life Insurance Co., 8.875%, due 06/01/39(1)	50,000	53,095

Security description	Face amount	Value
United States—(concluded)
Microsoft Corp., 5.200%, due 06/01/39	$35,000	$34,065
Morgan Stanley, 6.625%, due 04/01/18	200,000	199,381
Mosaic Co., 7.375%, due 12/01/14(1)	65,000	66,950
News America, Inc., 6.200%, due 12/15/34	35,000	29,879
Nisource Finance Corp., 10.750%, due 03/15/16	30,000	33,276
Norfolk Southern Corp., 5.900%, due 06/15/19	35,000	36,273
Northrop Grumman Systems Corp., 7.875%, due 03/01/26	55,000	65,070
Oracle Corp., 6.125%, due 07/08/39	55,000	54,634
Pacific Gas & Electric Co., 6.050%, due 03/01/34	30,000	31,123
Pemex Project Funding Master Trust, 5.750%, due 03/01/18	100,000	92,000
Prudential Financial, Inc., 7.375%, due 06/15/19	35,000	34,364
Simon Property Group LP, 5.375%, due 06/01/11	35,000	35,080
Time Warner Cable, Inc., 6.550%, due 05/01/37	65,000	62,326
Travelers Cos., Inc., 6.250%, due 06/15/37	35,000	36,247
Total United States corporate bonds		2,519,985
Total corporate bonds (cost $2,854,129)		2,892,785
Asset-backed securities—4.17%
United States—4.17%
American Express Credit Account Master Trust, Series 2006-1, Class C, 0.599%, due 12/15/13(1),(2)	325,000	295,527
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.514%, due 08/25/35(2)	103,537	87,591
Asset Backed Funding Certificates , Series 2006-OPT3, Class A3A, 0.374%, due 11/25/36(2)	125,160	119,637
Chase Issuance Trust, Series 2005-C2, Class C2, 0.759%, due 01/15/15(2)	225,000	196,099
Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 0.538%, due 01/09/12(2)	175,000	172,192

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2009

Security description	Face amount	Value
Bonds—(continued)
Asset-backed securities—(concluded)
United States—(continued)
Conseco Finance, Series 2001-D, Class M2, 2.069%, due 11/15/32(2)	$465,340	$87,329
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1, 0.364%, due 04/25/47(2)	73,465	68,637
Series 2004-SD1, Class A1, 0.654%, due 06/25/33(1),(2)	76,268	49,452
Ford Credit Auto Owner Trust, Series 2007-B, Class A3A, 5.150%, due 11/15/11	190,000	194,817
GSAMP Trust, Series 2006-S3, Class A1, 6.085%, due 05/25/36(3)	632,828	52,898
MBNA Credit Card Master Note Trust, Series 2006-B1, Class B1, 0.539%, due 07/15/15(2)	300,000	263,378
Series 2002-C1, Class C1, 6.800%, due 07/15/14	350,000	340,134
MBNA Master Credit Card Trust, Series 1997-B, Class A, 0.479%, due 08/15/14(2)	275,000	265,043
Series 2001-B, Class C, 7.250%, due 08/15/13(1)	100,000	99,741
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-A, Class A1, 1.414%, due 10/25/27(2)	70,318	64,946
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.494%, due 09/25/36(2)	70,396	14,695
Morgan Stanley ABS Capital I, Series 2006-HE6, Class A2A, 0.354%, due 09/25/36(2)	66,957	65,046
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37(3)	92,189	89,271
Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A1B, 0.414%, due 08/25/46(2)	63,533	60,603
Residential Asset Securities Corp., Series 2006-KS9, Class AI1, 0.384%, due 11/25/36(2)	49,079	48,420
SACO I Trust, Series 2006-3, Class A1, 0.494%, due 04/25/36(2)	150,111	22,376

Security description	Face amount	Value
United States—(concluded)
Structured Asset Investment Loan Trust, Series 2005-7, Class A4, 0.504%, due 08/25/35(2)	$59,544	$58,137
Structured Asset Securities Corp., Series 2005-S7, Class A2, 0.614%, due 12/25/35(1),(2)	326,416	78,989
Total asset-backed securities (cost $3,959,649)		2,794,958
Commercial mortgage-backed securities—10.61%
United States—10.61%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A4, 5.356%, due 10/10/45	625,000	492,292
Series 2007-4, Class AM, 6.002%, due 02/10/51(2)	350,000	174,686
Series 2002-PB2, Class C, 6.349%, due 06/11/35	945,000	840,042
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4, 5.903%, due 09/11/38(2)	300,000	260,902
Series 2000-WF2, Class A2, 7.320%, due 10/15/32(2)	189,725	194,314
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.888%, due 12/10/49(2)	970,000	521,956
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A2, 5.560%, due 10/15/48	325,000	303,813
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, due 03/10/39	600,000	478,269
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, due 11/10/39	190,000	177,341
Series 2006-GG6, Class A2, 5.506%, due 04/10/38(2)	200,000	193,708
Series 2006-CC1, Class A, 5.507%, due 03/21/46(2),(4),(5)	486,294	72,944
Series 2006-GG6, Class AM, 5.622%, due 04/10/38(2)	450,000	260,699
Series 2007-GG10, Class A2, 5.778%, due 08/10/45(2)	350,000	324,692
Series 2007-GG10, Class A4, 5.993%, due 08/10/45(2)	1,515,000	1,144,841
JPMorgan Chase Commercial Alternative Mortgage Product, Series 2006-CB17, Class A4, 5.429%, due 12/12/43	650,000	525,479

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2009

Security description	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class B, 5.525%, due 07/12/46(2)	$300,000	$39,750
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C1, Class A2, 7.520%, due 12/18/09(2)	634,840	638,730
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.466%, due 01/15/45(2)	475,000	271,298
Series 2006-C27, Class A2, 5.624%, due 07/15/45	200,000	186,947
Total commercial mortgage-backed securities (cost $7,785,253)		7,102,703
Mortgage & agency debt securities—45.26%
United States—45.26%
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.504%, due 11/25/35(2)	139,331	27,002
Federal Home Loan Bank, 5.000%, due 11/17/17	1,250,000	1,330,143
Federal Home Loan Mortgage Corp.,† 2.500%, due 04/23/14	800,000	787,335
3.750%, due 03/27/19	750,000	736,983
4.500%, TBA	325,000	323,477
5.000%, TBA	775,000	788,078
Federal Home Loan Mortgage Corp. Gold Pools,† #G05249, 5.000%, due 01/01/39	1,317,676	1,342,051
#G08307, 5.000%, due 11/01/38	1,712,014	1,743,684
#G04121, 5.500%, due 04/01/38	1,235,273	1,276,951
#G04458, 5.500%, due 06/01/38	741,572	766,551
#G04567, 5.500%, due 07/01/38	779,061	805,302
#C63008, 6.000%, due 01/01/32	528,544	556,468
#G01717, 6.500%, due 11/01/29	222,232	238,869
#G01449, 7.000%, due 07/01/32	503,126	546,154

Security description	Face amount	Value
United States—(continued)
Federal National Mortgage Association,† 1.875%, due 04/20/12(6)	$1,280,000	$1,285,204
2.500%, due 05/15/14	50,000	49,154
2.750%, due 03/13/14(6)	1,725,000	1,721,309
2.875%, due 12/11/13(6)	325,000	327,669
4.500%, TBA	690,000	688,490
5.000%, TBA	2,350,000	2,392,594
5.250%, due 08/01/12	165,000	171,451
Federal National Mortgage Association Pools,† #AA4319, 4.500%, due 04/01/39	734,651	734,070
#AA0460, 5.000%, due 02/01/39	1,887,777	1,925,057
#576764, 5.500%, due 09/01/24	150,398	156,949
#688314, 5.500%, due 03/01/33	427,225	445,281
#688066, 5.500%, due 03/01/33	364,960	380,116
#802481, 5.500%, due 11/01/34	688,658	715,839
#888016, 5.500%, due 05/01/36	1,361,578	1,410,709
#545015, 6.000%, due 06/01/16	753,990	803,895
#408267, 6.000%, due 03/01/28	38,568	40,794
#323715, 6.000%, due 05/01/29	42,105	44,527
#522564, 6.000%, due 07/01/29	150,192	158,343
#676733, 6.000%, due 01/01/33	320,931	340,538
#708631, 6.000%, due 06/01/33	60,213	63,955
#948631, 6.000%, due 08/01/37	1,847,128	1,933,171
#988988, 6.000%, due 09/01/38	203,876	213,330
#990740, 6.000%, due 09/01/38	1,008,757	1,055,532
#831730, 6.500%, due 09/01/36	550,000	586,706
#253824, 7.000%, due 03/01/31	11,902	13,096
#619809, 7.000%, due 11/01/31	60,581	66,369
Federal National Mortgage Association Whole Loan,† Series 1995-W3, Class A, 9.000%, due 04/25/25	1,748	1,787

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2009

Security description	Face amount	Value
Bonds—(concluded)
Mortgage & agency debt securities—(concluded)
United States—(concluded)
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.584%, due 02/25/35(2)	$50,057	$29,351
Government National Mortgage Association Pools, #701813, 4.500%, due 04/15/39	723,086	723,284
#2687, 6.000%, due 12/20/28	49,971	52,282
#2794, 6.000%, due 08/20/29	178,244	186,332
#780204, 7.000%, due 07/15/25	4,375	4,755
IndyMac INDX Mortgage Loan Trust, Series 2005-AR3, Class B1, 4.899%, due 04/25/35(2)	1,093,421	110,289
Residential Asset Securitization Trust, Series 2004-IP2, Class B1, 4.942%, due 12/25/34(2)	677,271	88,045
Residential Funding Mortgage Securities I, Series 2006-S6, Class M2, 6.000%, due 07/25/36	1,319,751	48,398
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3B2, 5.876%, due 02/25/37(2)	1,098,752	65,848
Total mortgage & agency debt securities (cost $31,718,577)		30,303,567
US government obligations—12.51%
US Treasury Bonds, 3.500%, due 02/15/39	1,045,000	903,601
US Treasury Notes, 0.875%, due 05/31/11(6)	930,000	926,661
2.250%, due 05/31/14(6)	4,635,000	4,572,706
3.125%, due 05/15/19(6)	2,045,000	1,977,903
Total US government obligations (cost $8,326,811)		8,380,871
Total bonds (cost $54,644,419)		51,474,884

Security description	Units	Value
Investment companies—21.30%
UBS Corporate Bond Relationship Fund*(7)	1,014,977	$12,088,071
UBS High Yield Relationship Fund*(7)	61,461	1,194,089
UBS U.S. Treasury Inflation Protected Securities Relationship Fund*(7)	85,409	979,715
Total investment companies (cost $13,178,140)		14,261,875
Short-term investment—4.31%
Investment company—4.31%
UBS Cash Management Prime Relationship Fund, 0.384%(7),(8) (cost $2,885,206)	2,885,206	2,885,206
	Shares
Investment of cash collateral from securities loaned—1.93%
UBS Private Money Market Fund LLC, 0.488%(7),(8) (cost $1,292,045)	1,292,045	1,292,045
Total investments—104.41% (cost $71,999,810)		69,914,010
Liabilities, in excess of cash and other assets—(4.41%)		(2,954,654)
Net assets—100.00%		$66,959,365

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2009

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $73,930,087; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,460,498
Gross unrealized depreciation	(5,476,575)
Net unrealized depreciation of investments	$(4,016,077)

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

*  Non-income producing security.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $950,753 or 1.42% of net assets.

(2)  Floating rate security—The interest rates shown are the current rates as of June 30, 2009.

(3)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.11% of net assets as of June 30, 2009, is considered illiquid and restricted (See restricted security table below for more information.)

Restricted security	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/09 Market value	06/30/09 Market value as a percentage of net assets
GS Mortgage Securities Corp. II, Series 2006-CC1, Class A, 5.507%, due 03/21/46	07/19/07	$465,133	0.69%	$72,944	0.11%

(5)  Security is illiquid. At June 30, 2009, this security amounted to $72,944 or 0.11% of net assets.

(6)  Security, or portion thereof, was on loan at June 30, 2009.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at June 30, 2009.

ABS  Asset-backed securities

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Futures contracts

UBS U.S. Bond Fund had the following open futures contracts as of June 30, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
10 Year US Treasury Notes, 103 contracts (USD)	September 2009	$11,984,377	$11,975,359	$(9,018)
US treasury futures sell contracts:
5 Year US Treasury Notes, 144 contracts (USD)	September 2009	(16,544,019)	(16,519,500)	24,519
Net unrealized appreciation on futures contracts				$15,501

Currency type abbreviation:

USD  United States Dollar

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2009

Swap agreements

UBS US Bond Fund had outstanding interest rate swap agreements with the following terms as of June 30, 2009:

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments (made) received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Limited	USD	10,600,000	08/15/16	4.3400	%(1)	0.88313	%(2)	$304,316	$(781,207)	$(476,891)
Credit Suisse	USD	34,900,000	01/13/10	1.13875	(2)	0.31938	(3)	—	1,044	1,044
Deutsche Bank AG	USD	17,500,000	11/30/13	—	(4)	2.9400	(1)	—	18,704	18,704
Deutsche Bank AG	USD	34,900,000	01/13/19	0.31938	(3)	1.13875	(2)	—	138,342	138,342
Merrill Lynch International	USD	37,300,000	01/13/10	1.13875	(2)	0.31938	(3)	—	1,116	1,116
Merrill Lynch International	USD	37,300,000	01/13/19	0.31938	(3)	1.13875	(2)	—	143,853	143,853
								$304,316	$(478,148)	$(173,832)

(1)  Payments made or received are based on the notional amount.

(2)  Rate based on 3 month LIBOR (USD BBA).

(3)  Rate based on 1 month LIBOR (USD BBA).

(4)  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2009.

BBA  British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

Written option activity for the period ended June 30, 2009 for UBS U.S. Bond Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2008	—	$—
Options written	699	584,698
Options terminated in closing purchase transactions	(699)	(584,698)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2009	—	$—

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments.
Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$2,892,785	$—	$2,892,785
Asset-backed securities	—	2,794,958	—	2,794,958
Commercial mortgage-backed securities	—	7,029,759	72,944	7,102,703
Mortgage & agency debt securities	—	30,303,567	—	30,303,567
US government obligations	—	8,380,871	—	8,380,871
Investment companies	—	14,261,875	—	14,261,875
Short-term investment	—	2,885,206	—	2,885,206
Investment of cash collateral from securities loaned	—	1,292,045	—	1,292,045
Other financial instruments(1)	15,501	(173,832)	—	(158,331)
Total	$15,501	$69,667,234	$72,944	$69,755,679

(1)  Other financial instruments may include open futures contracts, swaps agreements, options and forward foreign currency contracts.

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2009

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Commercial mortgage- backed securities	Total
Assets
Beginning balance	$255,945	$255,945
Total gains or losses (realized/unrealized) included in earnings(a)	(101,684)	(101,684)
Purchases, sales, issuances, and settlements (net)	(154,261)	(154,261)
Transfers in and/or out of Level 3	72,944	72,944
Ending balance	$72,944	$72,944
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09	$274,547	$274,547

(a)  Does not include unrealized gains of $274,547 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements.

The UBS Funds

June 30, 2009 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2009 to June 30, 2009.

The UBS Funds

June 30, 2009 (unaudited)

	Beginning account value January 1, 2009	Ending account value June 30, 2009		Expenses paid during period* 01/01/09 - 06/30/09		Expense ratio during period
UBS Dynamic Alpha Fund
Class A Actual	$1,000.00	$1,070.70		$9.04	(1)	1.76	%(1)
Hypothetical (5% annual return before expenses)	1,000.00	1,016.07	(1)	8.80	(1)	1.76	%(1)
Class B Actual	1,000.00	1,067.60		12.97	(1)	2.53	%(1)
Hypothetical (5% annual return before expenses)	1,000.00	1,012.25	(1)	12.62	(1)	2.53	%(1)
Class C Actual	1,000.00	1,067.60		12.92	(1)	2.52	%(1)
Hypothetical (5% annual return before expenses)	1,000.00	1,012.30	(1)	12.57	(1)	2.52	%(1)
Class Y Actual	1,000.00	1,069.50		7.59	(1)	1.48	%(1)
Hypothetical (5% annual return before expenses)	1,000.00	1,017.46	(1)	7.40	(1)	1.48	%(1)
UBS Global Allocation Fund
Class A Actual	1,000.00	1,111.40		6.33		1.21%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.79		6.06		1.21%
Class B Actual	1,000.00	1,106.50		10.55		2.02%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.78		10.09		2.02%
Class C Actual	1,000.00	1,107.10		10.19		1.95%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.12		9.74		1.95%
Class Y Actual	1,000.00	1,112.00		4.77		0.91%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.28		4.56		0.91%
UBS Global Frontier Fund
Class A Actual	1,000.00	1,115.80		7.34		1.40%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.85		7.00		1.40%
Class C Actual	1,000.00	1,111.60		11.26		2.15%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.13		10.74		2.15%
Class Y Actual	1,000.00	1,117.80		6.04		1.15%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09		5.76		1.15%
UBS Global Equity Fund
Class A Actual	1,000.00	1,145.30		6.65		1.25%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.60		6.26		1.25%
Class B Actual	1,000.00	1,141.30		10.62		2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.88		9.99		2.00%
Class C Actual	1,000.00	1,141.30		10.62		2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.88		9.99		2.00%
Class Y Actual	1,000.00	1,146.70		5.32		1.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.84		5.01		1.00%

(1)  Amounts have been restated to reflect interest and dividend expense for securities sold short.

The UBS Funds

June 30, 2009 (unaudited)

	Beginning account value January 1, 2009	Ending account value June 30, 2009	Expenses paid during period* 01/01/09 - 06/30/09	Expense ratio during period
UBS International Equity Fund
Class A Actual	$1,000.00	$1,136.80	$6.62	1.25%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25%
Class B Actual	1,000.00	1,132.60	10.58	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00%
Class C Actual	1,000.00	1,132.10	10.57	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00%
Class Y Actual	1,000.00	1,138.10	5.30	1.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00%
UBS U.S. Equity Alpha Fund
Class A Actual	1,000.00	1,082.30	12.49	2.42%
Hypothetical (5% annual return before expenses)	1,000.00	1,012.79	12.08	2.42%
Class C Actual	1,000.00	1,078.90	16.34	3.17%
Hypothetical (5% annual return before expenses)	1,000.00	1,009.07	15.79	3.17%
Class Y Actual	1,000.00	1,086.20	11.85	2.29%
Hypothetical (5% annual return before expenses)	1,000.00	1,013.44	11.43	2.29%
UBS U.S. Large Cap Equity Fund
Class A Actual	1,000.00	1,062.00	6.39	1.25%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25%
Class B Actual	1,000.00	1,057.90	10.26	2.01%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.04	2.01%
Class C Actual	1,000.00	1,057.90	9.75	1.91%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.32	9.54	1.91%
Class Y Actual	1,000.00	1,064.10	5.07	0.99%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	4.96	0.99%
UBS U.S. Large Cap Growth Fund
Class A Actual	1,000.00	1,173.90	5.66	1.05%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.26	1.05%
Class B Actual	1,000.00	1,168.40	9.68	1.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.87	9.00	1.80%
Class C Actual	1,000.00	1,168.10	9.68	1.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.87	9.00	1.80%
Class Y Actual	1,000.00	1,174.60	4.31	0.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	4.01	0.80%

The UBS Funds

June 30, 2009 (unaudited)

	Beginning account value January 1, 2009	Ending account value June 30, 2009	Expenses paid during period* 01/01/09 - 06/30/09	Expense ratio during period
UBS U.S. Large Cap Value Equity Fund
Class A Actual	$1,000.00	$1,010.20	$5.48	1.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10%
Class B Actual	1,000.00	1,008.30	9.21	1.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.62	9.25	1.85%
Class C Actual	1,000.00	1,008.30	9.21	1.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.62	9.25	1.85%
Class Y Actual	1,000.00	1,012.20	4.24	0.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.58	4.26	0.85%
UBS U.S. Mid Cap Growth Equity Fund
Class A Actual	1,000.00	1,144.60	7.71	1.45%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45%
Class C Actual	1,000.00	1,140.40	11.68	2.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,013.88	10.99	2.20%
Class Y Actual	1,000.00	1,144.80	6.38	1.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20%
UBS U.S. Small Cap Growth Fund
Class A Actual	1,000.00	1,083.50	6.61	1.28%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	6.41	1.28%
Class B Actual	1,000.00	1,080.50	10.47	2.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.73	10.14	2.03%
Class C Actual	1,000.00	1,079.30	10.47	2.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.73	10.14	2.03%
Class Y Actual	1,000.00	1,084.50	5.32	1.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.16	1.03%
UBS Absolute Return Bond Fund
Class A Actual	1,000.00	1,036.50	5.05	1.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00%
Class C Actual	1,000.00	1,034.60	6.81	1.35%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35%
Class Y Actual	1,000.00	1,037.40	4.19	0.83%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.68	4.16	0.83%

The UBS Funds

June 30, 2009 (unaudited)

	Beginning account value January 1, 2009	Ending account value June 30, 2009	Expenses paid during period* 01/01/09 - 06/30/09	Expense ratio during period
UBS Global Bond Fund
Class A Actual	$1,000.00	$988.10	$5.67	1.15%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15%
Class B Actual	1,000.00	984.50	9.35	1.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.37	9.49	1.90%
Class C Actual	1,000.00	984.20	8.12	1.65%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.61	8.25	1.65%
Class Y Actual	1,000.00	989.40	4.44	0.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90%
UBS High Yield Fund
Class A Actual	1,000.00	1,195.70	6.53	1.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20%
Class B Actual	1,000.00	1,188.50	10.58	1.95%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95%
Class C Actual	1,000.00	1,190.00	9.23	1.70%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.50	1.70%
Class Y Actual	1,000.00	1,195.40	5.17	0.95%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95%
UBS U.S. Bond Fund
Class A Actual	1,000.00	1,032.90	4.28	0.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.58	4.26	0.85%
Class B Actual	1,000.00	1,030.20	8.05	1.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.86	8.00	1.60%
Class C Actual	1,000.00	1,031.70	6.80	1.35%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35%
Class Y Actual	1,000.00	1,034.20	3.03	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.01	0.60%

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds—Financial statements

Statements of assets and liabilities

June 30, 2009

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund	UBS Global Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$605,934,106	$1,072,246,253	$8,373,512	$138,864,998
Affiliated issuers	92,246,030	558,262,814	47,288,502	12,681,601
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	7,699,401	21,204,379	—	2,774,813
Uninvested cash collateral received from securities loaned, at cost	284,879	—	—	—
Foreign currency, at cost	4,305,465	2,283,063	23,244	64,403
	$710,469,881	$1,653,996,509	$55,685,258	$154,385,815
Investments, at value:
Unaffiliated issuers	$503,679,746	$1,048,891,693	$8,114,323	$145,283,851
Affiliated issuers	92,233,259	610,251,627	52,385,442	15,249,902
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	7,699,401	21,204,379	—	2,774,813
Uninvested cash collateral received from securities loaned, at value	284,879	—	—	—
Foreign currency, at value	4,352,588	2,305,038	23,291	66,905
Cash	86,963,676	32,624	—	—
Receivables:
Investment securities sold	8,311,579	24,535,615	147,696	3,175,377
Dividends	977,697	1,213,282	—	355,158
Interest	889,775	2,204,717	127,712	185
Fund shares sold	235,318	716,385	13,923	11,151
Variation margin	267,525	—	—	—
Receivable for foreign tax reclaims	480,736	211,463	1,232	311,327
Cash collateral for futures contracts	20,457,180	36,224,475	4,514,757	—
Cash collateral for swap agreements	34,705,000	—	—	—
Outstanding swap agreements, at value(2)	32,872,764	869,376	—	—
Unrealized appreciation on forward foreign currency contracts	1,210,103	2,335,446	159,210	49,382
Other assets	65,452	67,775	1,867	64,959
Total assets	795,686,678	1,751,063,895	65,489,453	167,343,010
Liabilities:
Payables:
Cash collateral from securities loaned	7,984,280	21,204,379	—	2,774,813
Investment securities purchased	10,221,934	3,040,357	143,627	561,157
Investment advisory and fund administration fees	475,674	1,174,746	51,648	87,570
Fund shares redeemed	4,676,981	8,523,329	87,517	452,113
Custody and fund accounting fees	43,485	87,991	10,348	17,748
Distribution and service fees	200,812	615,492	22,243	34,734
Dividends payable to unit holders	—	—	42	—
Dividends payable on investments sold short	—	—	—	—
Trustees' fees	1,964	4,465	714	944
Due to broker	302,522	—	—	—
Due to custodian	—	—	291	—
Variation margin	—	1,332,703	306,942	—
Accrued expenses	218,346	498,968	40,721	94,848
Options written, at value(3)	1,222,564	—	—	—
Investments sold short, at value(4)	94,113,824	—	—	—
Outstanding swap agreements, at value(2)	56,556,434	—	—	—
Unrealized depreciation on forward foreign currency contracts	5,614,374	3,978,306	173,275	620,661
Total liabilities	181,633,194	40,460,736	837,368	4,644,588
Net assets	$614,053,484	$1,710,603,159	$64,652,085	$162,698,422

(1)  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund as of June 30, 2009 was $7,646,940, $25,341,856, $2,550,673 and $6,460,409, respectively.

(2)  Net upfront payments made by UBS Dynamic Alpha Fund were $4,541,665.

(3)  Premiums received by UBS Dynamic Alpha Fund were $2,233,906.

(4)  Proceeds from Investments sold short by UBS Dynamic Alpha Fund and UBS U.S. Equity Alpha Fund were $93,570,462 and $30,111,584, respectively.

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$59,579,776	$159,859,061	$255,967,397	$82,666,124
Affiliated issuers	1,873,956	2,440,832	1,408,399	—
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	6,791,233	—	—	—
Uninvested cash collateral received from securities loaned, at cost	14,169	—	—	—
Foreign currency, at cost	925,234	—	—	—
	$69,184,368	$162,299,893	$257,375,796	$82,666,124
Investments, at value:
Unaffiliated issuers	$73,285,952	$166,639,161	$251,418,856	$84,086,194
Affiliated issuers	1,873,956	2,440,832	1,408,399	—
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	6,791,233	—	—	—
Uninvested cash collateral received from securities loaned, at value	14,169	—	—	—
Foreign currency, at value	926,421	—	—	—
Cash	—	952,108	—	—
Receivables:
Investment securities sold	1,313,408	—	4,730,779	370,871
Dividends	210,818	218,148	278,580	68,814
Interest	650	98	1,118	—
Fund shares sold	—	15,434	330,248	600
Variation margin	—	—	8,058	—
Receivable for foreign tax reclaims	109,131	—	—	7,799
Cash collateral for futures contracts	—	—	—	—
Cash collateral for swap agreements	—	—	—	—
Outstanding swap agreements, at value(2)	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	48,063	—	—	—
Other assets	28,830	1,592	10,988	2,343
Total assets	84,602,631	170,267,373	258,187,026	84,536,621
Liabilities:
Payables:
Cash collateral from securities loaned	6,805,402	—	—	—
Investment securities purchased	1,149,294	—	—	—
Investment advisory and fund administration fees	11,990	121,727	170,742	27,784
Fund shares redeemed	647,560	1,414,323	638,088	221,949
Custody and fund accounting fees	30,546	11,816	16,638	7,850
Distribution and service fees	2,574	14,630	11,393	6,452
Dividends payable to unit holders	—	—	—	4
Dividends payable on investments sold short	—	41,445	—	—
Trustees' fees	749	901	1,136	761
Due to broker	—	—	—	—
Due to custodian	714	—	1,089	26,621
Variation margin	—	—	—	—
Accrued expenses	64,086	121,982	137,165	70,024
Options written, at value(3)	—	—	—	—
Investments sold short, at value(4)	—	30,596,126	—	—
Outstanding swap agreements, at value(2)	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	283,955	—	—	—
Total liabilities	8,996,870	32,322,950	976,251	361,445
Net assets	$75,605,761	$137,944,423	$257,210,775	$84,175,176

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of assets and liabilities (cont'd)

June 30, 2009

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund(1)	UBS Global Equity Fund
Net assets consist of:
Beneficial interest	$1,113,173,909	$2,830,912,438	$85,235,949	$475,425,652
Accumulated undistributed net investment income	20,336,334	106,532,019	2,257,877	3,923,331
Accumulated net realized loss	(389,712,384)	(1,259,267,691)	(27,165,390)	(325,091,507)
Net unrealized appreciation (depreciation)	(129,744,375)	32,426,393	4,323,649	8,440,946
Net assets	$614,053,484	$1,710,603,159	$64,652,085	$162,698,422
Class A
Net assets	$398,321,242	$996,059,238	$48,394,790	$72,279,938
Shares outstanding	73,112,446	121,755,929	8,654,561	7,638,011
Net asset value per share and redemption proceeds per share	$5.45	$8.18	$5.59	$9.46
Offering price per share (NAV per share plus maximum sales charge)(2)	$5.77	$8.66	$5.92	$10.01
Class B
Net assets	$6,733,466	$33,685,381	—	$1,253,773
Shares outstanding	1,293,829	4,211,533	—	136,022
Net asset value per share and offering price per share	$5.20	$8.00	—	$9.22
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(2)	$4.94	$7.60	—	$8.76
Class C
Net assets	$131,744,526	$456,577,403	$14,558,634	$22,518,693
Shares outstanding	25,309,325	57,372,275	2,606,978	2,465,374
Net asset value per share and offering price per share	$5.21	$7.96	$5.58	$9.13
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(2)	$5.16	$7.88	$5.52	$9.04
Class Y
Net assets	$77,254,250	$224,281,137	$1,698,661	$66,646,018
Shares outstanding	13,947,260	26,886,579	303,471	6,876,346
Net asset value per share, offering price per share, and redemption proceeds per share	$5.54	$8.34	$5.60	$9.69

(1)  UBS Global Frontier Fund and UBS U.S. Equity Alpha Fund do not offer Class B Shares.

(2)  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund(1)	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Net assets consist of:
Beneficial interest	$97,197,851	$191,914,535	$507,354,864	$107,088,854
Accumulated undistributed net investment income	3,794,827	—	5,959,087	279,106
Accumulated net realized loss	(38,882,636)	(60,265,670)	(251,562,693)	(24,612,854)
Net unrealized appreciation (depreciation)	13,495,719	6,295,558	(4,540,483)	1,420,070
Net assets	$75,605,761	$137,944,423	$257,210,775	$84,175,176
Class A
Net assets	$7,808,757	$33,137,321	$34,405,613	$24,811,684
Shares outstanding	1,205,156	5,248,152	2,997,161	2,940,400
Net asset value per share and redemption proceeds per share	$6.48	$6.31	$11.48	$8.44
Offering price per share (NAV per share plus maximum sales charge)(2)	$6.86	$6.68	$12.15	$8.93
Class B
Net assets	$218,226	—	$265,003	$608,745
Shares outstanding	33,622	—	23,785	76,268
Net asset value per share and offering price per share	$6.49	—	$11.14	$7.98
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(2)	$6.17	—	$10.58	$7.58
Class C
Net assets	$913,567	$9,002,651	$4,719,062	$4,410,611
Shares outstanding	144,052	1,431,205	423,488	552,156
Net asset value per share and offering price per share	$6.34	$6.29	$11.14	$7.99
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(2)	$6.28	$6.23	$11.03	$7.91
Class Y
Net assets	$66,665,211	$95,804,451	$217,821,097	$54,344,136
Shares outstanding	10,240,398	15,199,501	18,748,912	6,258,396
Net asset value per share, offering price per share, and redemption proceeds per share	$6.51	$6.30	$11.62	$8.68

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of assets and liabilities (cont'd)

June 30, 2009

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$62,634,528	$4,519,654	$182,307,923	$152,327,625
Affiliated issuers	723,700	37,594	1,529,915	4,120,804
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—	8,099,185	—
Foreign currency, at cost	—	—	—	1,325,916
	$63,358,228	$4,557,248	$191,937,023	$157,774,345
Investments, at value:
Unaffiliated issuers	$51,584,369	$4,236,016	$177,689,384	$147,128,144
Affiliated issuers	723,700	37,594	1,529,915	4,120,804
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	—	—	8,099,185	—
Foreign currency, at value	—	—	—	1,326,215
Cash	—	—	—	33,471
Receivables:
Investment securities sold	—	91,406	3,536,092	12,341,205
Due from advisor	—	—	—	—
Dividends	87,202	2,320	17,499	—
Interest	269	18	1,037	2,389,744
Fund shares sold	524	—	427,148	20,982
Variation margin	—	—	—	144,739
Receivable for foreign tax reclaims	—	—	—	25,751
Cash collateral for futures contracts	—	—	—	1,408,545
Outstanding swap agreements, at value(2)	—	—	—	65,572
Unrealized appreciation on forward foreign currency contracts	—	—	—	1,284,607
Other assets	1,475	97	30,017	4,124
Total assets	52,397,539	4,367,451	191,330,277	170,293,903
Liabilities:
Payables:
Cash collateral from securities loaned	—	—	8,099,185	—
Investment securities purchased	—	111,172	3,803,702	10,207,079
Investment advisory and fund administration fees	23,337	4,764	144,957	88,262
Fund shares redeemed	483,780	—	964,459	100,410
Custody and fund accounting fees	7,676	7,261	12,141	12,166
Distribution and service fees	13,878	204	10,910	4,471
Dividends payable to unit holders	—	—	—	—
Trustees' fees	684	577	958	903
Due to custodian	652	549	916	—
Accrued expenses	66,632	43,740	125,473	103,413
Outstanding swap agreements, at value(2)	—	—	—	311,314
Unrealized depreciation on forward foreign currency contracts	—	—	—	5,535,792
Total liabilities	596,639	168,267	13,162,701	16,363,810
Net assets	$51,800,900	$4,199,184	$178,167,576	$153,930,093

(1)  The market value of securities loaned by UBS U.S. Small Cap Growth Fund and UBS U.S. Bond Fund as of June 30, 2009 was $7,907,506 and $2,027,751, respectively.

(2)  Upfront payments received by UBS U.S. Bond Fund were $304,316.

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$34,465,788	$104,700,732	$54,644,419
Affiliated issuers	545,874	6,815,672	16,063,346
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—	1,292,045
Foreign currency, at cost	343,279	—	—
	$35,354,941	$111,516,404	$71,999,810
Investments, at value:
Unaffiliated issuers	$33,695,777	$101,302,911	$51,474,884
Affiliated issuers	545,874	6,815,672	17,147,081
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	—	—	1,292,045
Foreign currency, at value	345,762	—	—
Cash	—	2,741	107
Receivables:
Investment securities sold	—	393,077	3,455,394
Due from advisor	20,418	—	—
Dividends	—	—	—
Interest	538,812	2,339,783	276,708
Fund shares sold	4,458	77,335	79,404
Variation margin	—	—	3,188
Receivable for foreign tax reclaims	—	—	—
Cash collateral for futures contracts	—	—	70,713
Outstanding swap agreements, at value(2)	10,081	—	303,059
Unrealized appreciation on forward foreign currency contracts	6,723	—	—
Other assets	1,379	2,581	2,467
Total assets	35,169,284	110,934,100	74,105,050
Liabilities:
Payables:
Cash collateral from securities loaned	—	—	1,292,045
Investment securities purchased	—	367,665	4,505,595
Investment advisory and fund administration fees	8,950	53,283	16,269
Fund shares redeemed	645,615	1,154,741	485,814
Custody and fund accounting fees	11,368	8,543	11,105
Distribution and service fees	2,773	13,243	3,512
Dividends payable to unit holders	—	24	—
Trustees' fees	648	807	722
Due to custodian	617	—	—
Accrued expenses	50,381	83,686	49,416
Outstanding swap agreements, at value(2)	43,960	—	781,207
Unrealized depreciation on forward foreign currency contracts	59,745	—	—
Total liabilities	824,057	1,681,992	7,145,685
Net assets	$34,345,227	$109,252,108	$66,959,365

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of assets and liabilities (cont'd)

June 30, 2009

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund(1)	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund(1)
Net assets consist of:
Beneficial interest	$84,629,162	$6,060,085	$269,980,622	$284,263,047
Accumulated undistributed (distributions in excess of) net investment income.	1,136,066	—	41,825	(2,587,750)
Accumulated net realized loss	(22,914,169)	(1,577,263)	(87,236,332)	(118,296,590)
Net unrealized depreciation	(11,050,159)	(283,638)	(4,618,539)	(9,448,614)
Net assets	$51,800,900	$4,199,184	$178,167,576	$153,930,093
Class A
Net assets	$43,951,313	$512,245	$41,141,111	$17,850,185
Shares outstanding	8,892,547	76,116	4,804,166	2,812,295
Net asset value per share and redemption proceeds per share	$4.94	$6.73	$8.56	$6.35
Offering price per share (NAV per share plus maximum sales charge)(2)	$5.23	$7.12	$9.06	$6.51
Class B
Net assets	$246,786	—	$177,295	—
Shares outstanding	50,672	—	22,026	—
Net asset value per share and offering price per share	$4.87	—	$8.05	—
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(2)	$4.63	—	$7.65	—
Class C
Net assets	$5,428,523	$113,463	$2,471,165	$5,146,816
Shares outstanding	1,124,850	17,457	307,703	811,017
Net asset value per share and offering price per share	$4.83	$6.50	$8.03	$6.35
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(2)	$4.78	$6.44	$7.95	$6.32
Class Y
Net assets	$2,174,278	$3,573,476	$134,378,005	$130,933,092
Shares outstanding	437,111	525,438	15,160,692	20,642,419
Net asset value per share, offering price per share, and redemption proceeds per share	$4.97	$6.80	$8.86	$6.34

(1)  UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B Shares.

(2)  For Class A, the maximum sales charge is 5.50%, except for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund which are 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $250,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund which are 0.75%, and UBS Absolute Return Bond Fund which is 0.50%. Class Y has no contingent deferred sales charge.

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Net assets consist of:
Beneficial interest	$51,741,531	$246,827,089	$106,678,606
Accumulated undistributed (distributions in excess of) net investment income.	169,035	280,273	1,259,567
Accumulated net realized loss	(16,729,347)	(134,457,433)	(38,734,677)
Net unrealized depreciation	(835,992)	(3,397,821)	(2,244,131)
Net assets	$34,345,227	$109,252,108	$66,959,365
Class A
Net assets	$7,930,212	$39,859,100	$9,128,067
Shares outstanding	1,113,855	7,726,950	1,116,852
Net asset value per share and redemption proceeds per share	$7.12	$5.16	$8.17
Offering price per share (NAV per share plus maximum sales charge)(2)	$7.46	$5.40	$8.55
Class B
Net assets	$122,304	$900,150	$109,139
Shares outstanding	17,129	174,450	13,337
Net asset value per share and offering price per share	$7.14	$5.16	$8.18
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(2)	$6.78	$4.90	$7.77
Class C
Net assets	$1,855,817	$7,071,706	$2,573,516
Shares outstanding	261,554	1,369,995	315,778
Net asset value per share and offering price per share	$7.10	$5.16	$8.15
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(2)	$7.04	$5.12	$8.09
Class Y
Net assets	$24,436,894	$61,421,152	$55,148,643
Shares outstanding	3,015,588	11,821,700	6,755,374
Net asset value per share, offering price per share, and redemption proceeds per share	$8.10	$5.20	$8.16

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of operations

For the year ended June 30, 2009

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund	UBS Global Equity Fund
Investment Income:
Dividends	$14,436,565	$36,036,606	$—	$4,793,669
Interest and other	21,285,009	11,006,085	245,649	4,657
Affiliated interest	902,728	608,617	35,008	26,015
Securities lending-net	381,041	637,856	—	74,632
Foreign tax withheld	(285,331)	(1,148,568)	—	(216,727)
Total income	$36,720,012	$47,140,596	$280,657	$4,682,246
Expenses:
Advisory and administration	$9,243,165	$18,376,003	$730,546	$1,670,087
Service and distribution:
Class A	1,700,792	3,408,980	132,963	194,662
Class B	95,812	538,695	—	22,170
Class C	1,979,731	5,902,699	151,387	238,687
Transfer agency:
Class A	538,845	971,506	27,850	175,353
Class B	14,876	84,279	—	5,649
Class C	189,831	632,954	19,622	69,352
Class Y	49,529	115,947	82	70,701
Custodian and fund accounting	390,929	760,095	69,205	121,657
Federal and state registration	36,078	39,510	15,065	28,612
Professional services	139,573	158,625	88,162	103,789
Shareholder reports	251,772	635,900	29,053	93,969
Trustees	54,110	107,414	15,967	21,456
Offering costs	—	—	10,284	—
Dividend expense for investments sold short	2,528,910	—	—	—
Other	8,453	20,112	8,871	2,859
Total operating expenses	17,222,406	31,752,719	1,299,057	2,819,003
Fee waivers and/or expense reimbursements by Advisor	(2,654)	—	(193,388)	(335,794)
Net operating expenses	17,219,752	31,752,719	1,105,669	2,483,209
Interest expense	—	3,646	—	—
Net expenses	17,219,752	31,756,365	1,105,669	2,483,209
Net investment income (loss)	19,500,260	15,384,231	(825,012)	2,199,037
Net realized gain (loss) on:
Investments in unaffiliated issuers	(330,841,371)	(1,028,762,566)	(1,476,584)	(69,876,584)
Investments in affiliated issuers	(125,119,078)	(193,010,440)	(35,126,618)	—
Futures contracts	72,582,150	(88,493,156)	(8,745,397)	—
Options written	(3,369,221)	45,852	—	—
Investments sold short	23,873,864	—	—	—
Swap agreements	(70,770,513)	4,144,492	(10,545,264)	—
Foreign forward currency transactions	150,936,358	12,066,746	155,349	307,145
Net realized loss	(282,707,811)	(1,294,009,072)	(55,738,514)	(69,569,439)
Change in net unrealized appreciation (depreciation) on:
Investments	(26,754,465)	286,579,565	14,849,637	(19,138,979)
Futures contracts	(30,593,444)	11,093,265	(216,670)	—
Options written	949,815	—	—	—
Investments sold short	(543,362)	—	—	—
Swap agreements	35,535,963	5,690,129	4,112,672	—
Foreign forward currency contracts	239,423	31,216,569	761,851	1,066,903
Translation of other assets and liabilities denominated in foreign currency	(50,121)	1,237,302	1,919	(29,908)
Change in net unrealized appreciation (depreciation)	(21,216,191)	335,816,830	19,509,409	(18,101,984)
Net realized and unrealized loss	(303,924,002)	(958,192,242)	(36,229,105)	(87,671,423)
Contributions from advisor	468,462	—	—	—
Net decrease in net assets resulting from operations	$(283,955,280)	$(942,808,011)	$(37,054,117)	$(85,472,386)

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Investment Income:
Dividends	$2,718,180	$2,486,519	$10,313,726	$1,072,474
Interest and other	2,745	161	63	—
Affiliated interest	15,899	12,721	152,837	29,440
Securities lending-net	120,035	—	—	—
Foreign tax withheld	(219,783)	—	—	(6,278)
Total income	$2,637,076	$2,499,401	$10,466,626	$1,095,636
Expenses:
Advisory and administration	$822,240	$996,804	$3,433,536	$692,565
Service and distribution:
Class A	24,223	126,955	133,718	57,579
Class B	1,466	—	4,050	6,776
Class C	11,279	131,311	47,960	24,377
Transfer agency:
Class A	9,030	34,677	87,320	14,314
Class B	435	—	640	1,045
Class C	1,775	19,755	6,324	4,153
Class Y	157,646	3,805	365,567	120,784
Custodian and fund accounting	144,867	73,394	166,830	49,943
Federal and state registration	29,034	47,980	42,085	31,861
Professional services	101,632	96,563	91,289	87,266
Shareholder reports	40,088	38,958	92,488	31,497
Trustees	16,873	17,301	30,680	17,048
Offering costs	—	1	—	—
Dividend expense for investments sold short	—	478,135	—	—
Other	4,267	11,573	10,156	16,146
Total operating expenses	1,364,855	2,077,212	4,512,643	1,155,354
Fee waivers and/or expense reimbursements by Advisor	(387,619)	(181,743)	—	(338,574)
Net operating expenses	977,236	1,895,469	4,512,643	816,780
Interest expense	—	278,757	—	—
Net expenses	977,236	2,174,226	4,512,643	816,780
Net investment income (loss)	1,659,840	325,175	5,953,983	278,856
Net realized gain (loss) on:
Investments in unaffiliated issuers	(35,508,489)	(63,108,861)	(231,853,412)	(24,070,731)
Investments in affiliated issuers	(1,325,539)	—	—	—
Futures contracts	—	—	(3,335,420)	—
Options written	—	—	—	—
Investments sold short	—	8,095,856	—	—
Swap agreements	—	—	—	—
Foreign forward currency transactions	1,202,847	—	—	—
Net realized loss	(35,631,181)	(55,013,005)	(235,188,832)	(24,070,731)
Change in net unrealized appreciation (depreciation) on:
Investments	(11,478,904)	32,192,578	18,728,668	(4,813,074)
Futures contracts	—	—	565,061	—
Options written	—	—	—	—
Investments sold short	—	(2,564,020)	—	—
Swap agreements	—	—	—	—
Foreign forward currency contracts	536,463	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(18,132)	—	—	—
Change in net unrealized appreciation (depreciation)	(10,960,573)	29,628,558	19,293,729	(4,813,074)
Net realized and unrealized loss	(46,591,754)	(25,384,447)	(215,895,103)	(28,883,805)
Contributions from advisor	—	—	—	—
Net decrease in net assets resulting from operations	$(44,931,914)	$(25,059,272)	$(209,941,120)	$(28,604,949)

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of operations (cont'd)

For the year ended June 30, 2009

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund
Investment Income:
Dividends	$1,852,199	$21,257	$928,951	$—
Interest and other	5,674	—	—	4,691,528
Affiliated interest	13,013	1,046	61,698	24,552
Securities lending-net	—	—	506,537	—
Foreign tax withheld	—	—	(9,921)	—
Total income	$1,870,886	$22,303	$1,487,265	$4,716,080
Expenses:
Advisory and administration	$485,640	$38,281	$2,042,798	$1,057,632
Service and distribution:
Class A	130,719	1,206	138,749	41,881
Class B	3,242	—	3,242	—
Class C	64,928	1,089	34,275	34,351
Transfer agency:
Class A	76,616	1,922	195,151	46,950
Class B	1,102	—	1,566	—
Class C	13,140	878	13,306	7,394
Class Y	8,899	47	288,185	7,806
Custodian and fund accounting	48,078	44,560	90,652	72,030
Federal and state registration	26,708	16,107	33,367	15,466
Professional services	97,216	88,790	88,789	188,856
Shareholder reports	32,618	5,092	78,076	27,418
Trustees	15,570	13,117	22,123	20,621
Other	3,976	5,608	9,871	4,888
Total operating expenses	1,008,452	216,697	3,040,150	1,525,293
Fee waivers and/or expense reimbursements by Advisor	(274,308)	(163,923)	(590,971)	(39,790)
Net operating expenses	734,144	52,774	2,449,179	1,485,503
Interest expense	—	—	—	—
Net expenses	734,144	52,774	2,449,179	1,485,503
Net investment income (loss)	1,136,742	(30,471)	(961,914)	3,230,577
Net realized gain (loss) on:
Investments in unaffiliated issuers	(21,689,579)	(1,483,122)	(87,081,406)	(26,260,093)
Investments in affiliated issuers	—	—	—	(9,498,563)
Futures contracts	—	—	—	(9,100,301)
Options written	—	—	—	—
Swap agreements	—	—	—	1,430,339
Foreign forward currency transactions	—	—	—	9,555,728
Net realized loss	(21,689,579)	(1,483,122)	(87,081,406)	(33,872,890)
Change in net unrealized appreciation (depreciation) on:
Investments	(6,462,189)	(362,083)	(36,741,700)	14,138,607
Futures contracts	—	—	—	710,167
Swap agreements	—	—	—	(302,186)
Foreign forward currency contracts	—	—	—	(2,145,841)
Translation of other assets and liabilities denominated in foreign currency	—	—	—	(380,568)
Change in net unrealized appreciation (depreciation)	(6,462,189)	(362,083)	(36,741,700)	12,020,179
Net realized and unrealized loss	(28,151,768)	(1,845,205)	(123,823,106)	(21,852,711)
Net decrease in net assets resulting from operations	$(27,015,026)	$(1,875,676)	$(124,785,020)	$(18,622,134)

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Investment Income:
Dividends	$—	$10,205	$—
Interest and other	2,059,840	12,368,967	2,992,580
Affiliated interest	30,077	40,428	8,942
Securities lending-net	—	—	6,890
Foreign tax withheld	—	—	—
Total income	$2,089,917	$12,419,600	$3,008,412
Expenses:
Advisory and administration	$373,722	$757,205	$495,117
Service and distribution:
Class A	23,463	89,401	20,377
Class B	1,176	9,914	1,466
Class C	12,095	49,368	12,101
Transfer agency:
Class A	14,251	61,192	12,952
Class B	290	2,723	349
Class C	1,676	13,758	1,779
Class Y	73,542	108,075	76,025
Custodian and fund accounting	74,295	59,126	73,126
Federal and state registration	28,424	29,526	35,552
Professional services	132,947	93,989	93,025
Shareholder reports	22,778	53,839	28,142
Trustees	15,121	18,005	16,755
Other	3,759	2,466	40,189
Total operating expenses	777,539	1,348,587	906,955
Fee waivers and/or expense reimbursements by Advisor	(276,516)	(134,086)	(317,352)
Net operating expenses	501,023	1,214,501	589,603
Interest expense	—	599	—
Net expenses	501,023	1,215,100	589,603
Net investment income (loss)	1,588,894	11,204,500	2,418,809
Net realized gain (loss) on:
Investments in unaffiliated issuers	(9,316,447)	(33,291,081)	(3,851,477)
Investments in affiliated issuers	(923,617)	—	(16,585,396)
Futures contracts	10,823	—	(776,960)
Options written	—	—	28,706
Swap agreements	38,302	1,753,488	2,592,269
Foreign forward currency transactions	(664,725)	—	117,553
Net realized loss	(10,855,664)	(31,537,593)	(18,475,305)
Change in net unrealized appreciation (depreciation) on:
Investments	3,102,490	9,690,569	9,542,487
Futures contracts	—	—	(69,485)
Swap agreements	(308,315)	(987,120)	1,942,251
Foreign forward currency contracts	405,548	—	9,760
Translation of other assets and liabilities denominated in foreign currency	2,126	—	(9,273)
Change in net unrealized appreciation (depreciation)	3,201,849	8,703,449	11,415,740
Net realized and unrealized loss	(7,653,815)	(22,834,144)	(7,059,565)
Net decrease in net assets resulting from operations	$(6,064,921)	$(11,629,644)	$(4,640,756)

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund		UBS Global Frontier Fund
	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Period ended June 30, 2008^
Operations:
Net investment income (loss)	$19,500,260	$6,877,755	$15,384,231	$48,802,926	$(825,012)	$(697,486)
Net realized gain (loss)	(282,707,811)	550,168,965	(1,294,009,072)	468,643,317	(55,738,514)	(463,284)
Change in net unrealized appreciation (depreciation)	(21,216,191)	(664,414,072)	335,816,830	(922,271,019)	19,509,409	(15,119,173)
Contributions from advisor	468,462	—	—	—	—	—
Net decrease in net assets from operations	(283,955,280)	(107,367,352)	(942,808,011)	(404,824,776)	(37,054,117)	(16,279,943)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	—	(2,126,516)	(59,648,240)	(47,817,449)	(1,267,938)	(284,895)
Distributions from net realized gain	(192,230,422)	(146,653,781)	(123,974,517)	(173,372,470)	—	(702,936)
Total Class A dividends and distributions	(192,230,422)	(148,780,297)	(183,622,757)	(221,189,919)	(1,267,938)	(987,831)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	(2,269,417)	(790,695)	—	—
Distributions from net realized gain	(3,120,832)	(1,886,941)	(5,525,208)	(7,053,722)	—	—
Total Class B dividends and distributions	(3,120,832)	(1,886,941)	(7,794,625)	(7,844,417)	—	—
Class C:
Dividends from net investment income and net foreign currency gains	—	—	(23,434,528)	(10,110,965)	(204,311)	(12,394)
Distributions from net realized gain	(63,020,277)	(39,173,757)	(57,275,656)	(71,832,344)	—	(185,387)
Total Class C dividends and distributions	(63,020,277)	(39,173,757)	(80,710,184)	(81,943,309)	(204,311)	(197,781)
Class Y:
Dividends from net investment income and net foreign currency gains	—	(1,348,972)	(15,557,694)	(11,213,322)	(62,386)	(35,242)
Distributions from net realized gain	(32,866,940)	(37,471,448)	(30,474,399)	(35,120,005)	—	(67,476)
Total Class Y dividends and distributions	(32,866,940)	(38,820,420)	(46,032,093)	(46,333,327)	(62,386)	(102,718)
Decrease in net assets from dividends and distributions	(291,238,471)	(228,661,415)	(318,159,659)	(357,310,972)	(1,534,635)	(1,288,330)
Beneficial interest transactions:
Proceeds from shares sold	115,085,769	397,434,507	232,846,047	811,103,968	39,256,449	168,824,442
Shares issued on reinvestment of dividends and distributions	275,369,691	219,171,325	300,453,214	339,698,927	1,318,346	1,227,251
Cost of shares redeemed	(1,032,877,113)	(1,702,328,712)	(1,511,910,920)	(1,595,105,075)	(47,222,976)	(42,663,400)
Redemption fees	132,489	199,526	228,376	277,022	39,387	29,611
Net increase (decrease) in net assets resulting from beneficial interest transactions	(642,289,164)	(1,085,523,354)	(978,383,283)	(444,025,158)	(6,608,794)	127,417,904
Increase (decrease) in net assets	(1,217,482,915)	(1,421,552,121)	(2,239,350,953)	(1,206,160,906)	(45,197,546)	109,849,631
Net assets, beginning of year	1,831,536,399	3,253,088,520	3,949,954,112	5,156,115,018	109,849,631	—
Net assets, end of year	$614,053,484	$1,831,536,399	$1,710,603,159	$3,949,954,112	$64,652,085	$109,849,631
Net assets include accumulated undistributed net investment income	$20,336,334	$44,981,549	$106,532,019	$152,663,977	$2,257,877	$7,816,545

^  UBS Global Frontier Fund commenced operations on July 26, 2007.

The UBS Funds—Financial statements

	UBS Global Equity Fund		UBS International Equity Fund
	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008
Operations:
Net investment income (loss)	$2,199,037	$3,746,279	$1,659,840	$3,233,514
Net realized gain (loss)	(69,569,439)	34,858,651	(35,631,181)	13,280,789
Change in net unrealized appreciation (depreciation)	(18,101,984)	(85,747,731)	(10,960,573)	(41,273,845)
Contributions from advisor	—	—	—	—
Net decrease in net assets from operations	(85,472,386)	(47,142,801)	(44,931,914)	(24,759,542)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(4,842,626)	—	(231,657)	(395,862)
Distributions from net realized gain	—	—	(760,618)	(2,260,166)
Total Class A dividends and distributions	(4,842,626)	—	(992,275)	(2,656,028)
Class B:
Dividends from net investment income and net foreign currency gains	(128,499)	—	—	(5,166)
Distributions from net realized gain	—	—	(6,885)	(41,131)
Total Class B dividends and distributions	(128,499)	—	(6,885)	(46,297)
Class C:
Dividends from net investment income and net foreign currency gains	(1,311,744)	—	(11,121)	(33,741)
Distributions from net realized gain	—	—	(94,172)	(245,694)
Total Class C dividends and distributions	(1,311,744)	—	(105,293)	(279,435)
Class Y:
Dividends from net investment income and net foreign currency gains	(6,370,482)	—	(2,441,800)	(2,893,911)
Distributions from net realized gain	—	—	(6,407,652)	(15,270,335)
Total Class Y dividends and distributions	(6,370,482)	—	(8,849,452)	(18,164,246)
Decrease in net assets from dividends and distributions	(12,653,351)	—	(9,953,905)	(21,146,006)
Beneficial interest transactions:
Proceeds from shares sold	37,961,057	64,142,944	46,338,330	58,818,646
Shares issued on reinvestment of dividends and distributions	12,106,041	—	9,877,838	20,942,139
Cost of shares redeemed	(110,911,845)	(103,442,721)	(74,614,879)	(86,837,905)
Redemption fees	47,416	12,783	21,033	6,688
Net increase (decrease) in net assets resulting from beneficial interest transactions	(60,797,331)	(39,286,994)	(18,377,678)	(7,070,432)
Increase (decrease) in net assets	(158,923,068)	(86,429,795)	(73,263,497)	(52,975,980)
Net assets, beginning of year	321,621,490	408,051,285	148,869,258	201,845,238
Net assets, end of year	$162,698,422	$321,621,490	$75,605,761	$148,869,258
Net assets include accumulated undistributed net investment income	$3,923,331	$13,823,933	$3,794,827	$4,117,915

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund		UBS U.S. Large Cap Growth Fund
	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008
Operations:
Net investment income (loss)	$325,175	$677,065	$5,953,983	$9,830,536	$278,856	$(13,862)
Net realized gain (loss)	(55,013,005)	12,911	(235,188,832)	22,120,705	(24,070,731)	891,947
Change in net unrealized appreciation (depreciation)	29,628,558	(38,791,790)	19,293,729	(190,999,382)	(4,813,074)	2,571,813
Net decrease in net assets from operations	(25,059,272)	(38,101,814)	(209,941,120)	(159,048,141)	(28,604,949)	3,449,898
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(576,077)	(528,450)	(305,532)	(1,177,152)		—
Distributions from net realized gain	—	(10,020,460)	(1,595,416)	(6,625,321)	—	(70,792)
Total Class A dividends and distributions	(576,077)	(10,548,910)	(1,900,948)	(7,802,473)		(70,792)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	(623)	(245)	—	—
Distributions from net realized gain	—	—	(13,791)	(40,054)	—	(9,693)
Total Class B dividends and distributions	—	—	(14,414)	(40,299)	—	(9,693)
Class C:
Dividends from net investment income and net foreign currency gains	—	—	(12,672)	—	—	—
Distributions from net realized gain	—	(2,253,303)	(163,602)	(417,852)	—	(15,221)
Total Class C dividends and distributions	—	(2,253,303)	(176,274)	(417,852)	—	(15,221)
Class Y:
Dividends from net investment income and net foreign currency gains	(110,609)	(29,142)	(3,820,205)	(8,246,286)	—	(72,391)
Distributions from net realized gain	—	(303,337)	(12,193,390)	(34,151,483)	—	(454,792)
Total Class Y dividends and distributions	(110,609)	(332,479)	(16,013,595)	(42,397,769)	—	(527,183)
Decrease in net assets from dividends and distributions	(686,686)	(13,134,692)	(18,105,231)	(50,658,393)	–	(622,889)
Beneficial interest transactions:
Proceeds from shares sold	117,825,079	28,373,781	93,811,450	301,382,164	60,218,860	53,512,638
Shares issued on reinvestment of dividends and distributions	666,293	12,657,561	17,806,087	47,101,585	—	620,363
Cost of shares redeemed	(80,103,113)	(100,161,333)	(369,797,169)	(398,080,214)	(41,895,797)	(35,802,292)
Redemption fees	13,594	56,289	58,778	58,335	21,887	4,703
Net increase (decrease) in net assets resulting from beneficial interest transactions	38,401,853	(59,073,702)	(258,120,854)	(49,538,130)	18,344,950	18,335,412
Increase (decrease) in net assets	12,655,895	(110,310,208)	(486,167,205)	(259,244,664)	(10,259,999)	21,162,421
Net assets, beginning of year	125,288,528	235,598,736	743,377,980	1,002,622,644	94,435,175	73,272,754
Net assets, end of year	$137,944,423	$125,288,528	$257,210,775	$743,377,980	$84,175,176	$94,435,175
Net assets include accumulated undistributed net investment income	$—	$350,343	$5,959,087	$5,083,421	$279,106	$—

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund		UBS U.S. Mid Cap Growth Equity Fund
	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008
Operations:
Net investment income (loss)	$1,136,742	$1,524,434	$(30,471)	$(50,607)
Net realized gain (loss)	(21,689,579)	13,812,998	(1,483,122)	130,416
Change in net unrealized appreciation (depreciation)	(6,462,189)	(39,915,124)	(362,083)	(551,189)
Net decrease in net assets from operations	(27,015,026)	(24,577,692)	(1,875,676)	(471,380)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(516,748)	(1,321,256)	—	(1,276)
Distributions from net realized gain	(7,453,614)	(9,164,654)	(9,595)	(12,162)
Total Class A dividends and distributions	(7,970,362)	(10,485,910)	(9,595)	(13,438)
Class B:
Dividends from net investment income and net foreign currency gains	(2,141)	(2,162)	—	—
Distributions from net realized gain	(60,577)	(71,441)	—	—
Total Class B dividends and distributions	(62,718)	(73,603)	—	—
Class C:
Dividends from net investment income and net foreign currency gains	(22,232)	(56,435)	—	(116)
Distributions from net realized gain	(925,371)	(1,190,175)	(2,082)	(3,793)
Total Class C dividends and distributions	(947,603)	(1,246,610)	(2,082)	(3,909)
Class Y:
Dividends from net investment income and net foreign currency gains	(27,994)	(115,125)	—	(17,422)
Distributions from net realized gain	(332,468)	(660,370)	(65,030)	(125,402)
Total Class Y dividends and distributions	(360,462)	(775,495)	(65,030)	(142,824)
Decrease in net assets from dividends and distributions	(9,341,145)	(12,581,618)	(76,707)	(160,171)
Beneficial interest transactions:
Proceeds from shares sold	1,979,114	4,382,799	328,613	569,694
Shares issued on reinvestment of dividends and distributions	8,347,989	11,362,921	76,709	160,171
Cost of shares redeemed	(17,119,519)	(22,913,652)	(166,889)	(108,905)
Redemption fees	1,154	8,527	3	451
Net increase (decrease) in net assets resulting from beneficial interest transactions	(6,791,262)	(7,159,405)	238,436	621,411
Increase (decrease) in net assets	(43,147,433)	(44,318,715)	(1,713,947)	(10,140)
Net assets, beginning of year	94,948,333	139,267,048	5,913,131	5,923,271
Net assets, end of year	$51,800,900	$94,948,333	$4,199,184	$5,913,131
Net assets include accumulated undistributed net investment income	$1,136,066	$628,697	$—	$—

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS U.S. Small Cap Growth Fund		UBS Absolute Return Bond Fund		UBS Global Bond Fund
	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008
Operations:
Net investment income (loss)	$(961,914)	$(2,643,633)	$3,230,577	$14,899,372	$1,588,894	$3,521,852
Net realized gain (loss)	(87,081,406)	24,338,394	(33,872,890)	(68,123,871)	(10,855,664)	4,130,935
Change in net unrealized appreciation (depreciation)	(36,741,700)	(67,818,979)	12,020,179	(22,129,390)	3,201,849	(4,201,660)
Net increase (decrease) in net assets from operations	(124,785,020)	(46,124,218)	(18,622,134)	(75,353,889)	(6,064,921)	3,451,127
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	—	—	(2,667,309)	(6,055,622)	(1,516,275)	(598,908)
Distributions from net realized gain	(3,056)	(8,040,750)	—	—	—	—
Total Class A dividends and distributions	(3,056)	(8,040,750)	(2,667,309)	(6,055,622)	(1,516,275)	(598,908)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	—	—	(19,560)	(5,422)
Distributions from net realized gain	(19)	(72,906)	—	—	—	—
Total Class B dividends and distributions	(19)	(72,906)	—	—	(19,560)	(5,422)
Class C:
Dividends from net investment income and net foreign currency gains	—	—	(658,994)	(897,169)	(259,857)	(63,951)
Distributions from net realized gain	(187)	(517,433)	—	—	—	—
Total Class C dividends and distributions	(187)	(517,433)	(658,994)	(897,169)	(259,857)	(63,951)
Class Y:
Dividends from net investment income and net foreign currency gains	—	—	(13,660,426)	(11,794,125)	(6,148,254)	(4,189,865)
Distributions from net realized gain	(8,114)	(20,219,591)	—	—	—	—
Total Class Y dividends and distributions	(8,114)	(20,219,591)	(13,660,426)	(11,794,125)	(6,148,254)	(4,189,865)
Decrease in net assets from dividends and distributions	(11,376)	(28,850,680)	(16,986,729)	(18,746,916)	(7,943,946)	(4,858,146)
Beneficial interest transactions:
Proceeds from shares sold	50,736,468	103,968,581	3,120,247	63,928,939	36,103,750	95,397,335
Shares issued on reinvestment of dividends and distributions	10,729	26,289,775	16,649,066	18,272,721	7,709,896	4,775,596
Cost of shares redeemed	(119,932,435)	(145,245,179)	(78,413,871)	(293,783,418)	(62,052,653)	(155,452,100)
Redemption fees	21,887	23,206	6,753	42,317	3,335	12,380
Net increase (decrease) in net assets resulting from beneficial interest transactions	(69,163,351)	(14,963,617)	(58,637,805)	(211,539,441)	(18,235,672)	(55,266,789)
Increase (decrease) in net assets	(193,959,747)	(89,938,515)	(94,246,668)	(305,640,246)	(32,244,539)	(56,673,808)
Net assets, beginning of year	372,127,323	462,065,838	248,176,761	553,817,007	66,589,766	123,263,574
Net assets, end of year	$178,167,576	$372,127,323	$153,930,093	$248,176,761	$34,345,227	$66,589,766
Net assets include accumulated undistributed (distributions in excess of) net investment income	$41,825	$—	$(2,587,750)	$2,401,520	$169,035	$7,255,849

The UBS Funds—Financial statements

	UBS High Yield Fund		UBS U.S. Bond Fund
	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008
Operations:
Net investment income (loss)	$11,204,500	$10,023,651	$2,418,809	$4,664,858
Net realized gain (loss)	(31,537,593)	(2,523,631)	(18,475,305)	(1,946,406)
Change in net unrealized appreciation (depreciation)	8,703,449	(12,102,564)	11,415,740	(14,223,474)
Net increase (decrease) in net assets from operations	(11,629,644)	(4,602,544)	(4,640,756)	(11,505,022)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(3,772,743)	(3,050,987)	(634,150)	(821,505)
Distributions from net realized gain	—	—	—	—
Total Class A dividends and distributions	(3,772,743)	(3,050,987)	(634,150)	(821,505)
Class B:
Dividends from net investment income and net foreign currency gains	(93,997)	(126,383)	(10,106)	(15,513)
Distributions from net realized gain	—	—	—	—
Total Class B dividends and distributions	(93,997)	(126,383)	(10,106)	(15,513)
Class C:
Dividends from net investment income and net foreign currency gains	(649,853)	(673,782)	(101,001)	(64,031)
Distributions from net realized gain	—	—	—	—
Total Class C dividends and distributions	(649,853)	(673,782)	(101,001)	(64,031)
Class Y:
Dividends from net investment income and net foreign currency gains	(7,095,294)	(5,847,636)	(5,778,806)	(8,560,244)
Distributions from net realized gain	—	—	—	—
Total Class Y dividends and distributions	(7,095,294)	(5,847,636)	(5,778,806)	(8,560,244)
Decrease in net assets from dividends and distributions	(11,611,887)	(9,698,788)	(6,524,063)	(9,461,293)
Beneficial interest transactions:
Proceeds from shares sold	29,315,974	86,377,481	47,460,979	85,774,851
Shares issued on reinvestment of dividends and distributions	9,810,068	7,800,393	6,388,526	9,320,981
Cost of shares redeemed	(56,711,483)	(36,337,963)	(88,912,663)	(155,491,548)
Redemption fees	26,029	126	17,108	37,314
Net increase (decrease) in net assets resulting from beneficial interest transactions	(17,559,412)	57,840,037	(35,046,050)	(60,358,402)
Increase (decrease) in net assets	(40,800,943)	43,538,705	(46,210,869)	(81,324,717)
Net assets, beginning of year	150,053,051	106,514,346	113,170,234	194,494,951
Net assets, end of year	$109,252,108	$150,053,051	$66,959,365	$113,170,234
Net assets include accumulated undistributed (distributions in excess of) net investment income	$280,273	$(226,257)	$1,259,567	$1,326,222

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,						For the period ended
	2009		2008	2007	2006		June 30, 2005(6)
Net asset value, beginning of period	$9.89		$11.42	$11.04	$10.22		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.14		0.04	0.01	(0.09)		(0.04)
Net realized and unrealized gain (loss) from investment activities	(1.84)		(0.56)	0.37	1.01		0.26
Net increase from payment by Advisor	0.00	(3)	—	—	0.00	(3)	—
Total income (loss) from investment operations	(1.70)		(0.52)	0.38	0.92		0.22
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.01)	0.00 (3)	(0.10)		—
From net realized gains	(2.74)		(1.00)	—	—		—
Total dividends/distributions	(2.74)		(1.01)	0.00 (3)	(0.10)		—
Net asset value, end of period	$5.45		$9.89	$11.42	$11.04		$10.22
Total investment return(2)	(14.31	)%(8)	(4.95)%	3.44%	9.02	%(4)	2.20%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$398,321		$1,178,342	$2,168,596	$1,777,329		$528,088
Ratio of expenses to average net assets	1.54	%(9)	1.20%	1.17%	1.20%		1.32	%(7)
Ratio of net investment income (loss) to average net assets	1.99%		0.35%	0.06%	(0.80)%		(1.04	)%(7)
Portfolio turnover	139%		39%	28%	38%		6%
	Class B
	Year ended June 30,						For the period ended
	2009		2008	2007	2006		June 30, 2005(6)
Net asset value, beginning of period	$9.68		$11.26	$10.98	$10.19		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.08		(0.04)	(0.09)	(0.17)		(0.08)
Net realized and unrealized gain (loss) from investment activities	(1.82)		(0.54)	0.37	1.00		0.27
Net increase from payment by Advisor	0.00	(3)	—	—	0.00	(3)	—
Total income (loss) from investment operations	(1.74)		(0.58)	0.28	0.83		0.19
Less dividends/distributions:
From net investment income and net foreign currency gains	—		—	—	(0.04)		—
From net realized gains	(2.74)		(1.00)	—	—		—
Total dividends/distributions	(2.74)		(1.00)	—	(0.04)		—
Net asset value, end of period	$5.20		$9.68	$11.26	$10.98		$10.19
Total investment return(2)	(14.98	)%(8)	(5.62)%	2.64%	8.09	%(4)	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$6,733		$14,905	$25,790	$30,051		$14,815
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.39	%(9)	1.99%	1.95%	1.98%		2.11	%(7)
After expense reimbursement/recoupment	2.36	%(9)	1.99%	1.95%	1.99	%(5)	2.10	%(7)
Ratio of net investment income (loss) to average net assets	1.23%		(0.42)%	(0.78)%	(1.59)%		(1.82	)%(7)
Portfolio turnover	139%		39%	28%	38%		6%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

(4)  During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

(5)  The Investment Manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

(6)  For the period January 27, 2005 (commencement of operations) through June 30, 2005.

(7)  Annualized.

(8)  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on total return of less then 0.005%

(9)  Ratios have been restated to reflect interest and dividend expense for securities sold short. This restatement had no impact on the Fund's previously reported net assets, net investment income, net asset value, total return or ratio of net investment income to average net assets. See Note 12.

	Class C
	Year ended June 30,						For the period ended
	2009		2008	2007	2006		June 30, 2005(6)
Net asset value, beginning of period	$9.68		$11.26	$10.97	$10.19		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.08		(0.04)	(0.08)	(0.17)		(0.08)
Net realized and unrealized gain (loss) from investment activities	(1.81)		(0.54)	0.37	1.00		0.27
Net increase from payment by Advisor	0.00	(3)	—	—	0.00	(3)	—
Total income (loss) from investment operations	(1.73)		(0.58)	0.29	0.83		0.19
Less dividends/distributions:
From net investment income and net foreign currency gains	—		—	—	(0.05)		—
From net realized gains	(2.74)		(1.00)	—	—		—
Total dividends/distributions	(2.74)		(1.00)	—	(0.05)		—
Net asset value, end of period	$5.21		$9.68	$11.26	$10.97		$10.19
Total investment return(2)	(14.98	)%(8)	(5.62)%	2.64%	8.15	%(4)	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$131,745		$317,450	$579,916	$520,754		$202,891
Ratio of expenses to average net assets	2.32	%(9)	1.97%	1.93%	1.97%		2.09	%(7)
Ratio of net investment income (loss) to average net assets	1.24%		(0.41)%	(0.72)%	(1.57)%		(1.81	)%(7)
Portfolio turnover	139%		39%	28%	38%		6%
	Class Y
	Year ended June 30,						For the period ended
	2009		2008	2007	2006		June 30, 2005(6)
Net asset value, beginning of period	$9.96		$11.48	$11.07	$10.23		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.17		0.08	0.05	(0.06)		(0.03)
Net realized and unrealized gain (loss) from investment activities	(1.85)		(0.56)	0.36	1.02		0.26
Net increase from payment by Advisor	0.00	(3)	—	—	0.00	(3)	—
Total income (loss) from investment operations	(1.68)		(0.48)	0.41	0.96		0.23
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.04)	0.00 (3)	(0.12)		—
From net realized gains	(2.74)		(1.00)	—	—		—
Total dividends/distributions	(2.74)		(1.04)	0.00 (3)	(0.12)		—
Net asset value, end of period	$5.54		$9.96	$11.48	$11.07		$10.23
Total investment return(2)	(13.99	)%(8)	(4.64)%	3.80%	9.28	%(4)	2.30%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$77,254		$320,839	$478,785	$293,004		$56,220
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.22	%(9)	0.91%	0.89%	0.92%		1.00	%(7)
After expense reimbursement/recoupment	1.22	%(9)	0.91%	0.89%	0.92%		1.00	%(7)
Ratio of net investment income (loss) to average net assets	2.23%		0.69%	0.40%	(0.52)%		(0.72	)%(7)
Portfolio turnover	139%		39%	28%	38%		6%

See accompanying notes to financial statements.

UBS Global Allocation Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.59	$14.81	$13.86	$13.33	$12.35
Income (loss) from investment operations:
Net investment income(1)	0.08	0.17	0.19	0.19	0.17
Net realized and unrealized gain (loss) from investment activities	(3.08)	(1.34)	1.83	1.08	1.32
Total income (loss) from investment operations	(3.00)	(1.17)	2.02	1.27	1.49
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.46)	(0.23)	(0.27)	(0.14)	(0.19)
From net realized gains	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(1.41)	(1.05)	(1.07)	(0.74)	(0.51)
Net asset value, end of year	$8.18	$12.59	$14.81	$13.86	$13.33
Total investment return(2)	(22.36)%	(8.43)%	14.93%	9.72%	12.11%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$996,059	$2,396,937	$3,094,036	$2,246,289	$1,594,113
Ratio of expenses to average net assets	1.19%	1.09%	1.13%	1.14%	1.20%
Ratio of net investment income to average net assets	0.84%	1.19%	1.28%	1.41%	1.34%
Portfolio turnover	122%	83%	74%	83%	84%
	Class B
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.35	$14.52	$13.60	$13.08	$12.14
Income (loss) from investment operations:
Net investment income(1)	0.00 (3)	0.05	0.07	0.08	0.08
Net realized and unrealized gain (loss) from investment activities	(3.01)	(1.31)	1.79	1.06	1.29
Total income (loss) from investment operations	(3.01)	(1.26)	1.86	1.14	1.37
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.39)	(0.09)	(0.14)	(0.02)	(0.11)
From net realized gains	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(1.34)	(0.91)	(0.94)	(0.62)	(0.43)
Net asset value, end of year	$8.00	$12.35	$14.52	$13.60	$13.08
Total investment return(2)	(22.98)%	(9.14)%	13.96%	8.81%	11.24%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$33,685	$90,258	$139,061	$161,704	$184,359
Ratio of expenses to average net assets	2.02%	1.91%	1.93%	1.95%	1.96%
Ratio of net investment income to average net assets	0.01%	0.36%	0.48%	0.60%	0.58%
Portfolio turnover	122%	83%	74%	83%	84%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividend/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.29	$14.48	$13.58	$13.09	$12.15
Income (loss) from investment operations:
Net investment income(1)	0.00 (3)	0.05	0.07	0.09	0.09
Net realized and unrealized gain (loss) from investment activities	(2.99)	(1.30)	1.79	1.05	1.29
Total income (loss) from investment operations	(2.99)	(1.25)	1.86	1.14	1.38
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.39)	(0.12)	(0.16)	(0.05)	(0.12)
From net realized gains	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(1.34)	(0.94)	(0.96)	(0.65)	(0.44)
Net asset value, end of year	$7.96	$12.29	$14.48	$13.58	$13.09
Total investment return(2)	(22.93)%	(9.15)%	14.02%	8.82%	11.32%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$456,577	$985,156	$1,274,539	$1,044,517	$903,280
Ratio of expenses to average net assets	1.97%	1.89%	1.90%	1.91%	1.95%
Ratio of net investment income to average net assets	0.06%	0.40%	0.51%	0.64%	0.59%
Portfolio turnover	122%	83%	74%	83%	84%
	Class Y
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.80	$15.04	$14.06	$13.51	$12.50
Income (loss) from investment operations:
Net investment income(1)	0.10	0.21	0.23	0.23	0.22
Net realized and unrealized gain (loss) from investment activities	(3.13)	(1.37)	1.85	1.09	1.33
Total income (loss) from investment operations	(3.03)	(1.16)	2.08	1.32	1.55
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.48)	(0.26)	(0.30)	(0.17)	(0.22)
From net realized gains	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(1.43)	(1.08)	(1.10)	(0.77)	(0.54)
Net asset value, end of year	$8.34	$12.80	$15.04	$14.06	$13.51
Total investment return(2)	(22.12)%	(8.20)%	15.18%	9.98%	12.40%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$224,281	$477,603	$648,479	$463,122	$356,154
Ratio of expenses to average net assets	0.90%	0.82%	0.88%	0.88%	0.93%
Ratio of net investment income to average net assets	1.14%	1.46%	1.53%	1.67%	1.61%
Portfolio turnover	122%	83%	74%	83%	84%

See accompanying notes to financial statements.

UBS Global Frontier Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A			Class C
	For the year ended June 30, 2009	For the period ended June 30, 2008(3)		For the year ended June 30, 2009	For the period ended June 30, 2008(3)
Net asset value, beginning of period	$8.75	$10.00		$8.71	$10.00
Loss from investment operations:
Net investment loss(1)	(0.06)	(0.05)		(0.10)	(0.12)
Net realized and unrealized loss from investment activities	(2.98)	(1.10)		(2.96)	(1.10)
Total loss from investment operations	(3.04)	(1.15)		(3.06)	(1.22)
Less dividends/distributions:
From net investment income	(0.12)	(0.03)		(0.07)	0.00	(4)
From net realized gains	—	(0.07)		—	(0.07)
Total dividends/distributions	(0.12)	(0.10)		(0.07)	(0.07)
Net asset value, end of period	$5.59	$8.75		$5.58	$8.71
Total investment return(2)	(34.51)%	(11.60)%		(35.03)%	(12.22)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$48,395	$79,572		$14,559	$22,882
Ratio of expenses to average net assets:
Before expense reimbursement	1.66%	1.59	%(5)	2.48%	2.40	%(5)
After expense reimbursement	1.40%	1.40	%(5)	2.15%	2.15	%(5)
Ratio of net investment loss to average net assets	(1.01)%	(0.52	)%(5)	(1.76)%	(1.27	)%(5)
Portfolio turnover	148%	84%		148%	84%

	Class Y
	For the year ended June 30, 2009	For the period ended June 30, 2008(3)
Net asset value, beginning of period	$8.77	$10.00
Loss from investment operations:
Net investment loss(1)	(0.04)	(0.02)
Net realized and unrealized loss from investment activities	(2.99)	(1.10)
Total loss from investment operations	(3.03)	(1.12)
Less dividends/distributions:
From net investment income	(0.14)	(0.04)
From net realized gains	—	(0.07)
Total dividends/distributions.	(0.14)	(0.11)
Net asset value, end of period	$5.60	$8.77
Total investment return(2)	(34.30)%	(11.33)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,699	$7,395
Ratio of expenses to average net assets:
Before expense reimbursement	1.35%	1.31	%(5)
After expense reimbursement	1.15%	1.15	%(5)
Ratio of net investment loss to average net assets	(0.73)%	(0.26	)%(5)
Portfolio turnover	148%	84%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

(4)  Amount represents less than $0.005 per share.

(5)  Annualized.

See accompanying notes to financial statements.

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UBS Global Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$13.54	$15.47	$12.99	$11.63	$10.51
Income (loss) from investment operations:
Net investment income(1)	0.10	0.15	0.13	0.11	0.15
Net realized and unrealized gain (loss) from investment activities	(3.57)	(2.08)	2.47	1.32	0.97
Total income (loss) from investment operations	(3.47)	(1.93)	2.60	1.43	1.12
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.61)	—	(0.12)	(0.07)	—
Net asset value, end of year	$9.46	$13.54	$15.47	$12.99	$11.63
Total investment return(2)	(24.86)%	(12.48)%	20.11%	12.35%	10.66%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$72,280	$117,601	$168,208	$173,052	$109,998
Ratio of expenses to average net assets:
Before expense reimbursement	1.48%	1.31%	1.35%	1.37%	1.39%
After expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	1.10%	0.98%	0.91%	0.88%	1.35%
Portfolio turnover	76%	66%	32%	48%	37%
	Class B
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$13.13	$15.11	$12.69	$11.39	$10.37
Income (loss) from investment operations:
Net investment income(1)	0.02	0.02	0.01	0.02	0.07
Net realized and unrealized gain (loss) from investment activities	(3.43)	(2.00)	2.43	1.28	0.95
Total income (loss) from investment operations	(3.41)	(1.98)	2.44	1.30	1.02
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.50)	—	(0.02)	—	—
Net asset value, end of year	$9.22	$13.13	$15.11	$12.69	$11.39
Total investment return(2)	(25.39)%	(13.10)%	19.25%	11.41%	9.84%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,254	$3,814	$7,439	$13,672	$108,894
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.25%	2.05%	2.17%	2.35%	2.22%
After expense reimbursement/recoupment	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	0.26%	0.17%	0.10%	0.13%	0.60%
Portfolio turnover	76%	66%	32%	48%	37%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

	Class C
	Year ended June 30,
	2009	2008		2007	2006	2005
Net asset value, beginning of year	$13.05	$15.02		$12.65	$11.35	$10.33
Income (loss) from investment operations:
Net investment income(1)	0.03	0.03		0.02	0.02	0.06
Net realized and unrealized gain (loss) from investment activities	(3.44)	(2.00)		2.42	1.28	0.96
Total income (loss) from investment operations	(3.41)	(1.97)		2.44	1.30	1.02
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.51)	—		(0.07)	—	—
Net asset value, end of year	$9.13	$13.05		$15.02	$12.65	$11.35
Total investment return(2)	(25.46)%	(13.12)%		19.28%	11.45%	9.87%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$22,519	$35,900		$52,378	$56,836	$68,735
Ratio of expenses to average net assets:
Before expense reimbursement	2.30%	2.11%		2.14%	2.20%	2.20%
After expense reimbursement	2.00%	2.00%		2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	0.34%	0.23%		0.16%	0.13%	0.60%
Portfolio turnover	76%	66%		32%	48%	37%
	Class Y
	Year ended June 30,
	2009	2008		2007	2006	2005
Net asset value, beginning of year	$13.84	$15.78		$13.23	$11.83	$10.67
Income (loss) from investment operations:
Net investment income(1)	0.13	0.19		0.17	0.15	0.18
Net realized and unrealized gain (loss) from investment activities	(3.63)	(2.13)		2.52	1.34	0.98
Total income (loss) from investment operations	(3.50)	(1.94)		2.69	1.49	1.16
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.65)	—		(0.14)	(0.09)	—
Net asset value, end of year	$9.69	$13.84		$15.78	$13.23	$11.83
Total investment return(2)	(24.52)%	(12.29)%		20.44%	12.67%	10.87%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$66,646	$164,307		$180,027	$180,990	$159,252
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.08%	0.96%		0.99%	0.99%	1.04%
After expense reimbursement/recoupment	1.00%	1.00	%(3)	0.99%	0.99%	1.00%
Ratio of net investment income to average net assets	1.27%	1.29%		1.16%	1.14%	1.60%
Portfolio turnover	76%	66%		32%	48%	37%

See accompanying notes to financial statements.

UBS International Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2009	2008	2007		2006	2005
Net asset value, beginning of year	$9.97	$12.99	$10.98		$9.48	$8.58
Income (loss) from investment operations:
Net investment income(1)	0.10	0.17	0.17		0.16	0.15
Net realized and unrealized gain (loss) from investment activities	(2.89)	(1.83)	2.47		1.81	0.86
Total income (loss) from investment operations	(2.79)	(1.66)	2.64		1.97	1.01
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.16)	(0.20)	(0.11)		(0.10)	(0.11)
From net realized gains	(0.54)	(1.16)	(0.52)		(0.37)	—
Total dividends/distributions	(0.70)	(1.36)	(0.63)		(0.47)	(0.11)
Net asset value, end of year	$6.48	$9.97	$12.99		$10.98	$9.48
Total investment return(2)	(26.75)%	(13.93)%	24.84%		20.93%	11.73%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$7,809	$17,023	$26,564		$23,539	$15,168
Ratio of expenses to average net assets:
Before expense reimbursement	1.57%	1.32%	1.38	%(3)	1.48%	1.68%
After expense reimbursement	1.25%	1.25%	1.26	%(3)	1.25%	1.25%
Ratio of net investment income to average net assets	1.50%	1.43%	1.42%		1.52%	1.61%
Portfolio turnover	124%	55%	72%		69%	71%
	Class B
	Year ended June 30,
	2009	2008	2007		2006	2005
Net asset value, beginning of year	$9.79	$12.81	$10.82		$9.34	$8.48
Income (loss) from investment operations:
Net investment income(1)	0.06	0.08	0.06		0.08	0.08
Net realized and unrealized gain (loss) from investment activities	(2.82)	(1.79)	2.46		1.77	0.85
Total income (loss) from investment operations	(2.76)	(1.71)	2.52		1.85	0.93
Less dividends/distributions:
From net investment income and net foreign currency gains	—	(0.15)	(0.01)		—	(0.07)
From net realized gains	(0.54)	(1.16)	(0.52)		(0.37)	—
Total dividends/distributions	(0.54)	(1.31)	(0.53)		(0.37)	(0.07)
Net asset value, end of year	$6.49	$9.79	$12.81		$10.82	$9.34
Total investment return(2)	(27.30)%	(14.55)%	23.97%		19.86%	10.92%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$218	$324	$555		$732	$876
Ratio of expenses to average net assets:
Before expense reimbursement	2.52%	2.25%	2.25	%(3)	2.22%	2.25%
After expense reimbursement	2.00%	2.00%	2.01	%(3)	2.00%	2.00%
Ratio of net investment income to average net assets	0.93%	0.67%	0.51%		0.77%	0.86%
Portfolio turnover	124%	55%	72%		69%	71%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Includes interest expense of 0.01%.

	Class C
	Year ended June 30,
	2009	2008	2007		2006	2005
Net asset value, beginning of year	$9.69	$12.71	$10.76		$9.30	$8.45
Income (loss) from investment operations:
Net investment income(1)	0.05	0.09	0.08		0.08	0.08
Net realized and unrealized gain (loss) from investment activities	(2.80)	(1.79)	2.42		1.77	0.85
Total income (loss) from investment operations	(2.75)	(1.70)	2.50		1.85	0.93
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.06)	(0.16)	(0.03)		(0.02)	(0.08)
From net realized gains	(0.54)	(1.16)	(0.52)		(0.37)	—
Total dividends/distributions	(0.60)	(1.32)	(0.55)		(0.39)	(0.08)
Net asset value, end of year	$6.34	$9.69	$12.71		$10.76	$9.30
Total investment return(2)	(27.33)%	(14.51)%	23.85%		19.93%	10.97%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$914	$1,949	$2,576		$2,412	$1,816
Ratio of expenses to average net assets:
Before expense reimbursement	2.38%	2.13%	2.16	%(3)	2.17%	2.16%
After expense reimbursement	2.00%	2.00%	2.01	%(3)	2.01%	2.00%
Ratio of net investment income to average net assets	0.75%	0.75%	0.66%		0.77%	0.86%
Portfolio turnover	124%	55%	72%		69%	71%
	Class Y
	Year Ended June 30,
	2009	2008	2007		2006	2005
Net asset value, beginning of year	$10.05	$13.07	$11.04		$9.55	$8.63
Income (loss) from investment operations:
Net investment income(1)	0.12	0.21	0.20		0.19	0.17
Net realized and unrealized gain (loss) from investment activities	(2.91)	(1.85)	2.49		1.79	0.86
Total income (loss) from investment operations	(2.79)	(1.64)	2.69		1.98	1.03
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.21)	(0.22)	(0.14)		(0.12)	(0.11)
From net realized gains	(0.54)	(1.16)	(0.52)		(0.37)	—
Total dividends/distributions	(0.75)	(1.38)	(0.66)		(0.49)	(0.11)
Net asset value, end of year	$6.51	$10.05	$13.07		$11.04	$9.55
Total investment return(2)	(26.62)%	(13.63)%	24.83%		21.22%	11.97%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$66,665	$129,573	$172,150		$147,397	$113,264
Ratio of expenses to average net assets:
Before expense reimbursement	1.42%	1.13%	1.16	%(3)	1.19%	1.18%
After expense reimbursement	1.00%	1.00%	1.01	%(3)	1.00%	1.00%
Ratio of net investment income to average net assets	1.81%	1.79%	1.63%		1.77%	1.86%
Portfolio turnover	124%	55%	72%		69%	71%

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the year ended June 30,		For the period ended
	2009	2008	June 30, 2007(3)
Net asset value, beginning of period	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04	0.05	0.02
Net realized and unrealized gain (loss) from investment activities	(2.48)	(2.10)	1.55
Total income (loss) from investment operations	(2.44)	(2.05)	1.57
Less dividends/distributions:
From net investment income	(0.07)	(0.03)	(0.01)
From net realized gains	—	(0.65)	(0.01)
Total dividends/distributions	(0.07)	(0.68)	(0.02)
Net asset value, end of period	$6.31	$8.82	$11.55
Total investment return(2)	(27.52)%	(18.49)%	15.73%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$33,137	$93,344	$187,444
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and after interest and dividend expense for securities sold short	2.47%	1.93%	1.93	%(4)
After expense reimbursement/recoupment and interest and dividend expense for securities sold short	2.24%	1.93%	1.88	%(4)
After expense reimbursement/recoupment and before interest and dividend expense for securities sold short	1.50%	1.50%	1.50	%(4)
Ratio of net investment income (loss) to average net assets	0.63%	0.47%	0.30	%(4)
Portfolio turnover	154%	72%	81%

	Class Y
	For the year ended June 30,		For the period ended
	2009	2008	June 30, 2007(3)
Net asset value, beginning of period	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income(1)	0.00 (5)	0.08	0.04
Net realized and unrealized gain (loss) from investment activities	(2.41)	(2.10)	1.54
Total income (loss) from investment operations	(2.41)	(2.02)	1.58
Less dividends/distributions:
From net investment income	(0.11)	(0.06)	(0.02)
From net realized gains	—	(0.65)	(0.01)
Total dividends/distributions	(0.11)	(0.71)	(0.03)
Net asset value, end of period	$6.30	$8.82	$11.55
Total investment return(2)	(27.22)%	(18.34)%	15.88%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$95,804	$9,121	$5,405
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and after interest and dividend expense for securities sold short	2.33%	1.70%	1.67	%(4)
After expense reimbursement/recoupment and interest and dividend expense for securities sold short	2.25%	1.70%	1.67	%(4)
After expense reimbursement/recoupment and before interest and dividend expense for securities sold short	1.25%	1.25%	1.25	%(4)
Ratio of net investment income to average net assets	0.07%	0.74%	0.43	%(4)
Portfolio turnover	154%	72%	81%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  For the period September 26, 2006 (commencement of operations) through June 30, 2007.

(4)  Annualized.

(5)  Amount represents less than $0.005 per share.

	Class C
	For the year ended June 30,		For the period ended
	2009	2008	June 30, 2007(3)
Net asset value, beginning of period	$8.74	$11.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) from investment activities	(2.44)	(2.08)	1.55
Total income (loss) from investment operations	(2.45)	(2.11)	1.51
Less dividends/distributions:
From net investment income	—	—	—
From net realized gains	—	(0.65)	(0.01)
Total dividends/distributions	—	(0.65)	(0.01)
Net asset value, end of period	$6.29	$8.74	$11.50
Total investment return(2)	(28.03)%	(19.11)%	15.12%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$9,003	$22,823	$42,750
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and after interest and dividend expense for securities sold short	3.30%	2.74%	2.72	%(4)
After expense reimbursement/recoupment and interest and dividend expense for securities sold short	2.99%	2.68%	2.64	%(4)
After expense reimbursement/recoupment and before interest and dividend expense for securities sold short	2.25%	2.25%	2.25	%(4)
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.28)%	(0.44	)%(4)
Portfolio turnover	154%	72%	81%

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2009	2008	2007	2006		2005
Net asset value, beginning of year	$16.63	$21.19	$18.24	$17.27		$16.08
Income (loss) from investment operations:
Net investment income (loss)(1)	0.13	0.16	0.15	0.10		0.15
Net realized and unrealized gain (loss) from investment activities	(4.84)	(3.68)	3.52	1.39		1.63
Total income (loss) from investment operations	(4.71)	(3.52)	3.67	1.49		1.78
Less dividends/distributions:
From net investment income	(0.07)	(0.16)	(0.10)	(0.11)		(0.11)
From net realized gains	(0.37)	(0.88)	(0.62)	(0.41)		(0.48)
Total dividends/distributions	(0.44)	(1.04)	(0.72)	(0.52)		(0.59)
Net asset value, end of year	$11.48	$16.63	$21.19	$18.24		$17.27
Total investment return(2)	(28.04)%	(17.17)%	20.39%	8.62%		11.10%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$34,406	$90,558	$158,138	$88,968		$25,669
Ratio of expenses to average net assets	1.28%	1.16%	1.18%	1.24	%(4)	1.14%
Ratio of net investment income (loss) to average net assets	1.05%	0.83%	0.75%	0.54%		0.89%
Portfolio turnover	62%	47%	34%	50%		32%
	Class B
	Year ended June 30,
	2009	2008	2007	2006		2005
Net asset value, beginning of year	$16.20	$20.66	$17.84	$16.94		$15.81
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04	0.01	0.00 (3)	(0.04)		0.00 (3)
Net realized and unrealized gain (loss) from investment activities	(4.71)	(3.58)	3.44	1.35		1.61
Total income (loss) from investment operations	(4.67)	(3.57)	3.44	1.31		1.61
Less dividends/distributions:
From net investment income	(0.02)	(0.01)	—	—		—
From net realized gains	(0.37)	(0.88)	(0.62)	(0.41)		(0.48)
Total dividends/distributions	(0.39)	(0.89)	(0.62)	(0.41)		(0.48)
Net asset value, end of year	$11.14	$16.20	$20.66	$17.84		$16.94
Total investment return(2)	(28.61)%	(17.79)%	19.50%	7.73%		10.19%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$265	$635	$870	$989		$1,018
Ratio of expenses to average net assets	2.02%	1.93%	1.95%	2.01	%(4)	2.02%
Ratio of net investment income (loss) to average net assets	0.33%	0.07%	(0.01)%	(0.23)%		0.01%
Portfolio turnover	62%	47%	34%	50%		32%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap. The ratio of expenses to average net assets before expense recoupment was 1.20%, 1.92%, 1.96% and 0.92% for Class A, Class B, Class C and Class Y, respectively.

	Class C
	Year ended June 30,
	2009	2008	2007	2006		2005
Net asset value, beginning of year	$16.21	$20.66	$17.83	$16.93		$15.80
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04	0.02	0.00 (3)	(0.04)		0.01
Net realized and unrealized gain (loss) from investment activities	(4.71)	(3.59)	3.45	1.36		1.60
Total income (loss) from investment operations	(4.67)	(3.57)	3.45	1.32		1.61
Less dividends/distributions:
From net investment income	(0.03)	—	—	(0.01)		—
From net realized gains	(0.37)	(0.88)	(0.62)	(0.41)		(0.48)
Total dividends/distributions	(0.40)	(0.88)	(0.62)	(0.42)		(0.48)
Net asset value, end of year	$11.14	$16.21	$20.66	$17.83		$16.93
Total investment return(2)	(28.57)%	(17.76)%	19.56%	7.79%		10.20%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$4,719	$6,382	$10,591	$5,977		$2,423
Ratio of expenses to average net assets	1.96%	1.91%	1.92%	1.98	%(4)	1.95%
Ratio of net investment income (loss) to average net assets	0.35%	0.09%	0.01%	(0.20)%		0.08%
Portfolio turnover	62%	47%	34%	50%		32%
	Class Y
	Year ended June 30,
	2009	2008	2007	2006		2005
Net asset value, beginning of year	$16.85	$21.44	$18.43	$17.42		$16.21
Income (loss) from investment operations:
Net investment income (loss)(1)	0.17	0.22	0.21	0.15		0.19
Net realized and unrealized gain (loss) from investment activities	(4.91)	(3.72)	3.56	1.40		1.65
Total income (loss) from investment operations	(4.74)	(3.50)	3.77	1.55		1.84
Less dividends/distributions:
From net investment income	(0.12)	(0.21)	(0.14)	(0.13)		(0.15)
From net realized gains	(0.37)	(0.88)	(0.62)	(0.41)		(0.48)
Total dividends/distributions	(0.49)	(1.09)	(0.76)	(0.54)		(0.63)
Net asset value, end of year	$11.62	$16.85	$21.44	$18.43		$17.42
Total investment return(2)	(27.85)%	(16.87)%	20.73%	8.91%		11.37%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$217,821	$645,803	$833,023	$543,099		$367,268
Ratio of expenses to average net assets	0.96%	0.87%	0.89%	0.97	%(4)	0.90%
Ratio of net investment income (loss) to average net assets	1.39%	1.13%	1.04%	0.81%		1.13%
Portfolio turnover	62%	47%	34%	50%		32%

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2009	2008	2007	2006		2005
Net asset value, beginning of year	$11.16	$10.68	$8.81	$8.21		$7.71
Income (loss) from investment operations:
Net investment income (loss)(1)	0.02	(0.02)	0.01	(0.01)		0.00 (3)
Net realized and unrealized gain (loss) from investment activities	(2.74)	0.58	1.87	0.61		0.50
Total income (loss) from investment operations	(2.72)	0.56	1.88	0.60		0.50
Less dividends/distributions:
From net investment income	—	—	(0.01)	(0.00	)(3)	—
From net realized gains	—	(0.08)	—	—		—
Total dividends/distributions	—	(0.08)	(0.01)	(0.00	)(3)	—
Net asset value, end of year	$8.44	$11.16	$10.68	$8.81		$8.21
Total investment return(2)	(24.37)%	5.25%	21.29%	7.33%		6.49%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$24,812	$13,994	$9,542	$6,803		$3,175
Ratio of expenses to average net assets:
Before expense reimbursement	1.36%	1.35%	1.68%	2.33%		3.19%
After expense reimbursement	1.05%	1.05%	1.05%	1.05%		1.05%
Ratio of net investment income (loss) to average net assets	0.22%	(0.20)%	0.12%	(0.16)%		0.04%
Portfolio turnover	132%	102%	112%	137%		145%
	Class B
	Year ended June 30,
	2009	2008	2007	2006		2005
Net asset value, beginning of year	$10.63	$10.26	$8.52	$8.00		$7.57
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.05)	(0.10)	(0.06)	(0.08)		(0.05)
Net realized and unrealized gain (loss) from investment activities	(2.60)	0.55	1.80	0.60		0.48
Total income (loss) from investment operations	(2.65)	0.45	1.74	0.52		0.43
Less dividends/distributions:
From net investment income	—	—	—	—		—
From net realized gains	—	(0.08)	—	—		—
Total dividends/distributions	—	(0.08)	—	—		—
Net asset value, end of year	$7.98	$10.63	$10.26	$8.52		$8.00
Total investment return(2)	(24.93)%	4.39%	20.42%	6.50%		5.68%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$609	$1,276	$216	$389		$564
Ratio of expenses to average net assets:
Before expense reimbursement	1.93%	2.14%	2.61%	3.23%		3.93%
After expense reimbursement	1.80%	1.80%	1.80%	1.80%		1.80%
Ratio of net investment income (loss) to average net assets	(0.60)%	(0.90)%	(0.64)%	(0.91)%		(0.71)%
Portfolio turnover	132%	102%	112%	137%		145%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.64	$10.26	$8.53	$8.00	$7.56
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)	(0.10)	(0.06)	(0.08)	(0.05)
Net realized and unrealized gain (loss) from investment activities	(2.61)	0.56	1.79	0.61	0.49
Total income (loss) from investment operations	(2.65)	0.46	1.73	0.53	0.44
Less dividends/distributions:
From net investment income	—	—	—	—	—
From net realized gains	—	(0.08)	—	—	—
Total dividends/distributions	—	(0.08)	—	—	—
Net asset value, end of year	$7.99	$10.64	$10.26	$8.53	$8.00
Total investment return(2)	(24.91)%	4.49%	20.28%	6.63%	5.82%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$4,411	$2,990	$986	$814	$407
Ratio of expenses to average net assets:
Before expense reimbursement	1.87%	2.13%	2.51%	3.12%	3.96%
After expense reimbursement	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets	(0.54)%	(0.96)%	(0.64)%	(0.91)%	(0.71)%
Portfolio turnover	132%	102%	112%	137%	145%
	Class Y
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.45	$10.94	$9.02	$8.38	$7.85
Income (loss) from investment operations:
Net investment income (loss)(1)	0.03	0.01	0.04	0.01	0.02
Net realized and unrealized gain (loss) from investment activities	(2.80)	0.59	1.90	0.64	0.51
Total income (loss) from investment operations	(2.77)	0.60	1.94	0.65	0.53
Less dividends/distributions:
From net investment income	—	(0.01)	(0.02)	(0.01)	—
From net realized gains	—	(0.08)	—	—	—
Total dividends/distributions	—	(0.09)	(0.02)	(0.01)	—
Net asset value, end of year	$8.68	$11.45	$10.94	9.02	$8.38
Total investment return(2)	(24.19)%	5.52%	21.51%	7.72%	6.75%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$54,344	$76,175	$62,529	$4,797	$3,078
Ratio of expenses to average net assets:
Before expense reimbursement	1.23%	1.21%	1.25%	2.10%	3.01%
After expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	0.41%	0.05%	0.35%	0.09%	0.29%
Portfolio turnover	132%	102%	112%	137%	145%

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.42	$11.66	$10.54	$10.48	$11.18
Income (loss) from investment operations:
Net investment income(1)	0.11	0.14	0.13	0.11	0.12
Net realized and unrealized gain (loss) from investment activities	(2.66)	(2.25)	2.03	1.12	1.22
Total income (loss) from investment operations	(2.55)	(2.11)	2.16	1.23	1.34
Less dividends/distributions:
From net investment income	(0.06)	(0.14)	(0.11)	(0.12)	(0.12)
From net realized gains	(0.87)	(0.99)	(0.93)	(1.05)	(1.92)
Total dividends/distributions	(0.93)	(1.13)	(1.04)	(1.17)	(2.04)
Net asset value, end of year	$4.94	$8.42	$11.66	$10.54	$10.48
Total investment return(2)	(29.74)%	(19.38)%	21.20%	12.13%	12.35%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$43,951	$78,989	$113,213	$105,709	$105,975
Ratio of expenses to average net assets:
Before expense reimbursement	1.52%	1.32%	1.29%	1.31%	1.39%
After expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	1.89%	1.35%	1.12%	1.07%	1.09%
Portfolio turnover	67%	52%	27%	41%	49%
	Class B
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.33	$11.50	$10.39	$10.31	$10.99
Income (loss) from investment operations:
Net investment income(1)	0.06	0.06	0.04	0.03	0.04
Net realized and unrealized gain (loss) from investment activities	(2.62)	(2.21)	2.00	1.10	1.20
Total income (loss) from investment operations	(2.56)	(2.15)	2.04	1.13	1.24
Less dividends/distributions:
From net investment income	(0.03)	(0.03)	—	—	—
From net realized gains	(0.87)	(0.99)	(0.93)	(1.05)	(1.92)
Total dividends/distributions	(0.90)	(1.02)	(0.93)	(1.05)	(1.92)
Net asset value, end of year	$4.87	$8.33	$11.50	$10.39	$10.31
Total investment return(2)	(30.23)%	(19.92)%	20.21%	11.25%	11.59%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$247	$471	$1,061	$1,978	$4,997
Ratio of expenses to average net assets:
Before expense reimbursement	2.48%	2.17%	2.19%	2.15%	2.35%
After expense reimbursement	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	1.14%	0.59%	0.39%	0.32%	0.34%
Portfolio turnover	67%	52%	27%	41%	49%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares

	Class C
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.26	$11.42	$10.34	$10.30	$11.00
Income (loss) from investment operations:
Net investment income(1)	0.06	0.06	0.04	0.03	0.04
Net realized and unrealized gain (loss) from investment activities	(2.60)	(2.18)	1.99	1.10	1.20
Total income (loss) from investment operations	(2.54)	(2.12)	2.03	1.13	1.24
Less dividends/distributions:
From net investment income	(0.02)	(0.05)	(0.02)	(0.04)	(0.02)
From net realized gains	(0.87)	(0.99)	(0.93)	(1.05)	(1.92)
Total dividends/distributions	(0.89)	(1.04)	(0.95)	(1.09)	(1.94)
Net asset value, end of year	$4.83	$8.26	$11.42	$10.34	$10.30
Total investment return(2)	(30.25)%	(19.83)%	20.24%	11.26%	11.62%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$5,429	$9,795	$15,919	$15,683	$17,235
Ratio of expenses to average net assets:
Before expense reimbursement	2.33%	2.10%	2.06%	2.08%	2.19%
After expense reimbursement	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	1.13%	0.60%	0.37%	0.32%	0.34%
Portfolio turnover	67%	52%	27%	41%	49%
	Class Y
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.46	$11.71	$10.58	$10.52	$11.22
Income (loss) from investment operations:
Net investment income(1)	0.12	0.16	0.15	0.14	0.14
Net realized and unrealized gain (loss) from investment activities	(2.67)	(2.25)	2.05	1.12	1.24
Total income (loss) from investment operations	(2.55)	(2.09)	2.20	1.26	1.38
Less dividends/distributions:
From net investment income	(0.07)	(0.17)	(0.14)	(0.15)	(0.16)
From net realized gains	(0.87)	(0.99)	(0.93)	(1.05)	(1.92)
Total dividends/distributions	(0.94)	(1.16)	(1.07)	(1.20)	(2.08)
Net asset value, end of year	$4.97	$8.46	$11.71	$10.58	$10.52
Total investment return(2)	(29.53)%	(19.15)%	21.52%	12.37%	12.74%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$2,174	$5,694	$9,074	$7,172	$5,760
Ratio of expenses to average net assets:
Before expense reimbursement	1.45%	1.13%	1.06%	1.06%	1.13%
After expense reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	2.08%	1.60%	1.36%	1.32%	1.34%
Portfolio turnover	67%	52%	27%	41%	49%

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,			For the period ended
	2009	2008	2007	June 30, 2006(3)
Net asset value, beginning of period	$10.05	$11.13	$9.60	$10.15
Income (loss) from investment operations:
Net investment loss(1)	(0.06)	(0.11)	(0.10)	(0.02)
Net realized and unrealized gain (loss) from investment activities	(3.13)	(0.69)	1.63	(0.53)
Total income (loss) from investment operations	(3.19)	(0.80)	1.53	(0.55)
Less dividends/distributions:
From net investment income	—	(0.03)	—	—
From net realized gains	(0.13)	(0.25)	—	—
Total dividends/distributions	(0.13)	(0.28)	—	—
Net asset value, end of period	$6.73	$10.05	$11.13	$9.60
Total investment return(2)	(31.54)%	(7.34)%	15.94%	(5.42)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$512	$579	$261	$162
Ratio of expenses to average net assets:
Before expense reimbursement	5.76%	4.58%	4.61%	6.59	%(4)
After expense reimbursement	1.45%	1.45%	1.45%	1.45	%(4)
Ratio of net investment loss to average net assets	(0.91)%	(1.05)%	(0.99)%	(0.87	)%(4)
Portfolio turnover	86%	115%	72%	12%

	Class Y
	Year ended June 30,			For the period ended
	2009	2008	2007	June 30, 2006(6)
Net asset value, beginning of period	$10.10	$11.15	$9.61	$10.00
Income (loss) from investment operations:
Net investment loss(1)	(0.05)	(0.09)	(0.07)	(0.02)
Net realized and unrealized gain (loss) from investment activities	(3.12)	(0.68)	1.62	(0.37)
Total income (loss) from investment operations	(3.17)	(0.77)	1.55	(0.39)
Less dividends/distributions:
From net investment income	—	(0.03)	(0.01)	—
From net realized gains	(0.13)	(0.25)	—	—
Total dividends/distributions	(0.13)	(0.28)	(0.01)	—
Net asset value, end of period	$6.80	$10.10	$11.15	$9.61
Total investment return(2)	(31.18)%	(6.98)%	16.17%	(3.90)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$3,573	$5,192	$5,580	$4,805
Ratio of expenses to average net assets:
Before expense reimbursement	5.01%	4.12%	4.31%	5.90	%(4)
After expense reimbursement	1.20%	1.20%	1.20%	1.20	%(4)
Ratio of net investment loss to average net assets	(0.67)%	(0.80)%	(0.73)%	(0.61	)%(4)
Portfolio turnover	86%	115%	72%	12%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  For the period March 31, 2006 (commencent of operations) through June 30, 2006.

(4)  Annualized.

(5)  For the period April 21, 2006 (commencement of operations) through June 30, 2006.

(6)  For the period March 27, 2006 (commencement of operations) through June 30, 2006.

	Class C
	Year ended June 30,			For the period ended
	2009	2008	2007	June 30, 2006(5)
Net asset value, beginning of period	$9.90	$11.03	$9.58	$10.41
Income (loss) from investment operations:
Net investment loss(1)	(0.11)	(0.19)	(0.17)	(0.03)
Net realized and unrealized gain (loss) from investment activities	(3.16)	(0.68)	1.62	(0.80)
Total income (loss) from investment operations	(3.27)	(0.87)	1.45	(0.83)
Less dividends/distributions:
From net investment income	—	(0.01)	—	—
From net realized gains	(0.13)	(0.25)	—	—
Total dividends/distributions	(0.13)	(0.26)	—	—
Net asset value, end of period	$6.50	$9.90	$11.03	$9.58
Total investment return(2)	(32.83)%	(8.03)%	15.14%	(7.97)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$114	$142	$82	$67
Ratio of expenses to average net assets:
Before expense reimbursement	7.01%	5.49%	5.10%	7.52	%(4)
After expense reimbursement	2.20%	2.20%	2.20%	2.20	%(4)
Ratio of net investment loss to average net assets	(1.65)%	(1.78)%	(1.73)%	(1.62	)%(4)
Portfolio turnover	86%	115%	72%	12%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$13.31	$15.94	$14.41	$13.65	$12.41
Income (loss) from investment operations:
Net investment loss(1)	(0.06)	(0.12)	(0.14)	(0.12)	(0.11)
Net realized and unrealized gain (loss) from investment activities	(4.69)	(1.47)	2.14	1.45	1.55
Total income (loss) from investment operations	(4.75)	(1.59)	2.00	1.33	1.44
Distributions from net realized gains	0.00 (3)	(1.04)	(0.47)	(0.57)	(0.20)
Net asset value, end of year	$8.56	$13.31	$15.94	$14.41	$13.65
Total investment return(2)	(35.68)%	(10.25)%	14.18%	9.88%	11.63%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$41,141	$92,759	$149,362	$151,731	$110,795
Ratio of expenses to average net assets:
Before expense reimbursement	1.67%	1.47%	1.65%	1.50%	1.59%
After expense reimbursement	1.28%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment loss to average net assets	(0.60)%	(0.81)%	(0.93)%	(0.82)%	(0.88)%
Portfolio turnover	73%	51%	34%	49%	50%
	Class B
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.59	$15.25	$13.91	$13.29	$12.17
Income (loss) from investment operations:
Net investment loss(1)	(0.12)	(0.22)	(0.24)	(0.22)	(0.20)
Net realized and unrealized gain (loss) from investment activities	(4.42)	(1.40)	2.05	1.41	1.52
Total income (loss) from investment operations	(4.54)	(1.62)	1.81	1.19	1.32
Distributions from net realized gains	0.00 (3)	(1.04)	(0.47)	(0.57)	(0.20)
Net asset value, end of year	$8.05	$12.59	$15.25	$13.91	$13.29
Total investment return(2)	(36.06)%	(10.94)%	13.32%	9.09%	10.86%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$177	$661	$1,798	$5,598	$9,592
Ratio of expenses to average net assets:
Before expense reimbursement	2.55%	2.20%	2.29%	2.39%	2.53%
After expense reimbursement	2.03%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.38)%	(1.58)%	(1.69)%	(1.57)%	(1.63)%
Portfolio turnover	73%	51%	34%	49%	50%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.57	$15.23	$13.89	$13.28	$12.16
Income (loss) from investment operations:
Net investment loss(1)	(0.12)	(0.21)	(0.24)	(0.22)	(0.20)
Net realized and unrealized gain (loss) from investment activities	(4.42)	(1.41)	2.05	1.40	1.52
Total income (loss) from investment operations	(4.54)	(1.62)	1.81	1.18	1.32
Distributions from net realized gains	0.00 (3)	(1.04)	(0.47)	(0.57)	(0.20)
Net asset value, end of year	$8.03	$12.57	$15.23	$13.89	$13.28
Total investment return(2)	(36.11)%	(10.95)%	13.33%	9.02%	10.87%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$2,471	$6,042	$7,877	$8,329	$8,661
Ratio of expenses to average net assets:
Before expense reimbursement	2.45%	2.25%	2.28%	2.31%	2.45%
After expense reimbursement	2.03%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.38)%	(1.55)%	(1.68)%	(1.57)%	(1.63)%
Portfolio turnover	73%	51%	34%	49%	50%
	Class Y
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$13.74	$16.38	$14.75	$13.93	$12.63
Income (loss) from investment operations:
Net investment loss(1)	(0.03)	(0.08)	(0.10)	(0.08)	(0.08)
Net realized and unrealized gain (loss) from investment activities	(4.85)	(1.52)	2.20	1.47	1.58
Total income (loss) from investment operations	(4.88)	(1.60)	2.10	1.39	1.50
Distributions from net realized gains	0.00 (3)	(1.04)	(0.47)	(0.57)	(0.20)
Net asset value, end of year	$8.86	$13.74	$16.38	$14.75	$13.93
Total investment return(2)	(35.51)%	(10.03)%	14.54%	10.12%	11.90%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$134,378	$272,666	$303,029	$269,696	$146,725
Ratio of expenses to average net assets:
Before expense reimbursement	1.25%	1.12%	1.18%	1.13%	1.14%
After expense reimbursement	1.03%	1.03%	1.03%	1.03%	1.03%
Ratio of net investment loss to average net assets	(0.36)%	(0.55)%	(0.68)%	(0.57)%	(0.63)%
Portfolio turnover	73%	51%	34%	49%	50%

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,					For the period ended
	2009	2008	2007	2006		June 30, 2005(4)
Net asset value, beginning of period	$7.81	$10.05	$10.14	$9.98		$10.00
Income (loss) from investment operations:
Net investment income(1)	0.13	0.34	0.35	0.28		0.03
Net realized and unrealized gain (loss) from investment activities	(0.88)	(2.13)	(0.06)	0.18		(0.02)
Total income (loss) from investment operations	(0.75)	(1.79)	0.29	0.46		0.01
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.71)	(0.45)	(0.30)	(0.29)		(0.03)
From net realized gains	—	—	(0.08)	(0.01)		—
Total dividends/distributions	(0.71)	(0.45)	(0.38)	(0.30)		(0.03)
Net asset value, end of period	$6.35	$7.81	$10.05	$10.14		$9.98
Total investment return(2)	(9.48)%	(18.07)%	2.87%	4.65%		0.06%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$17,850	$50,761	$257,180	$212,983		$105,373
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.12%	0.99%	0.95%	0.96%		1.31	%(5)
After expense reimbursement/recoupment	1.00%	0.99%	0.95%	0.99	%(3)	1.00	%(5)
Ratio of net investment income to average net assets	1.85%	3.68%	3.43%	2.78%		1.75	%(5)
Portfolio turnover	99%	33%	56%	96%		22%

	Class Y
	Year ended June 30,				For the period ended
	2009	2008	2007	2006	June 30, 2005(4)
Net asset value, beginning of period	$7.81	$10.05	$10.15	$9.98	$10.00
Income (loss) from investment operations:
Net investment income(1)	0.13	0.36	0.37	0.30	0.03
Net realized and unrealized gain (loss) from investment activities	(0.88)	(2.12)	(0.07)	0.19	(0.02)
Total income (loss) from investment operations	(0.75)	(1.76)	0.30	0.49	0.01
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.72)	(0.48)	(0.32)	(0.31)	(0.03)
From net realized gains	—	—	(0.08)	(0.01)	—
Total dividends/distributions	(0.72)	(0.48)	(0.40)	(0.32)	(0.03)
Net asset value, end of period	$6.34	$7.81	$10.05	$10.15	$9.98
Total investment return(2)	(9.32)%	(17.92)%	2.96%	4.94%	0.09%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$130,933	$187,445	$259,089	$232,208	$20,004
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.83%	0.76%	0.75%	0.77%	1.11	%(5)
After expense reimbursement/recoupment	0.83%	0.76%	0.75%	0.77%	0.85	%(5)
Ratio of net investment income to average net assets	1.94%	3.92%	3.63%	3.00%	1.90	%(5)
Portfolio turnover	99%	33%	56%	96%	22%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,						For the period ended
	2009	2008	2007		2006		June 30, 2005(4)
Net asset value, beginning of period	$7.81	$10.04	$10.14		$9.98		$10.00
Income (loss) from investment operations:
Net investment income(1)	0.10	0.31	0.31		0.24		0.02
Net realized and unrealized gain (loss) from investment activities	(0.87)	(2.12)	(0.06)		0.18		(0.02)
Total income (loss) from investment operations	(0.77)	(1.81)	0.25		0.42		—
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.69)	(0.42)	(0.27)		(0.25)		(0.02)
From net realized gains	—	—	(0.08)		(0.01)		—
Total dividends/distributions	(0.69)	(0.42)	(0.35)		(0.26)		(0.02)
Net asset value, end of period	$6.35	$7.81	$10.04		$10.14		$9.98
Total investment return(2)	(9.81)%	(18.27)%	2.42%		4.30%		0.01%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,147	$9,971	$37,548		$30,618		$16,973
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.42%	1.32%	1.29%		1.32%		1.68	%(5)
After expense reimbursement/recoupment	1.35%	1.32%	1.30	%(3)	1.35	%(3)	1.35	%(5)
Ratio of net investment income to average net assets	1.46%	3.35%	3.07%		2.42%		1.40	%(5)
Portfolio turnover	99%	33%	56%		96%		22%

(3)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

(4)  For the period April 27, 2005 (commencement of operations) through June 30, 2005.

(5)  Annualized.

See accompanying notes to financial statements.

UBS Global Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.17	$9.41	$9.50	$9.83	$9.87
Income (loss) from investment operations:
Net investment income(1)	0.22	0.27	0.26	0.19	0.17
Net realized and unrealized gain (loss) from investment activities	(0.92)	(0.08)	(0.10)	(0.15)	0.34
Total income (loss) from investment operations	(0.70)	0.19	0.16	0.04	0.51
Less dividends/distributions:
From net investment income and net foreign currency gains	(1.35)	(0.43)	(0.25)	(0.37)	(0.55)
Net asset value, end of year	$7.12	$9.17	$9.41	$9.50	$9.83
Total investment return(2)	(7.66)%	1.94%	1.67%	0.51%	5.05%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$7,930	$12,123	$14,093	$15,546	$16,701
Ratio of expenses to average net assets:
Before expense reimbursement	1.68%	1.31%	1.40%	1.48%	1.48%
After expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	2.90%	2.81%	2.67%	1.97%	1.65%
Portfolio turnover	116%	137%	74%	114%	112%
	Class B
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.20	$9.43	$9.52	$9.85	$9.88
Income (loss) from investment operations:
Net investment income(1)	0.17	0.20	0.18	0.12	0.09
Net realized and unrealized gain (loss) from investment activities	(0.93)	(0.08)	(0.09)	(0.15)	0.35
Total income (loss) from investment operations	(0.76)	0.12	0.09	(0.03)	0.44
Less dividends/distributions:
From net investment income and net foreign currency gains	(1.30)	(0.35)	(0.18)	(0.30)	(0.47)
Net asset value, end of year	$7.14	$9.20	$9.43	$9.52	$9.85
Total investment return(2)	(8.45)%	1.27%	0.90%	(0.26)%	4.29%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$122	$131	$215	$420	$1,153
Ratio of expenses to average net assets:
Before expense reimbursement	2.55%	2.20%	2.17%	2.25%	2.30%
After expense reimbursement	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	2.15%	2.06%	1.92%	1.22%	0.90%
Portfolio turnover	116%	137%	74%	114%	112%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.15	$9.38	$9.47	$9.81	$9.85
Income (loss) from investment operations:
Net investment income(1)	0.18	0.22	0.21	0.14	0.12
Net realized and unrealized gain (loss) from investment activities	(0.92)	(0.07)	(0.10)	(0.15)	0.35
Total income (loss) from investment operations	(0.74)	0.15	0.11	(0.01)	0.47
Less dividends/distributions:
From net investment income and net foreign currency gains	(1.32)	(0.38)	(0.20)	(0.33)	(0.51)
Net asset value, end of year	$7.09	$9.15	$9.38	$9.47	$9.81
Total investment return(2)	(8.27)%	1.56%	1.17%	(0.09)%	4.60%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,856	$1,716	$1,491	$2,426	$3,081
Ratio of expenses to average net assets:
Before expense reimbursement	2.17%	1.79%	1.77%	1.88%	1.92%
After expense reimbursement	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	2.37%	2.31%	2.17%	1.47%	1.15%
Portfolio turnover	116%	137%	74%	114%	112%
	Class Y
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.24	$10.45	$10.51	$10.84	$10.83
Income (loss) from investment operations:
Net investment income(1)	0.28	0.32	0.31	0.23	0.21
Net realized and unrealized gain (loss) from investment activities	(1.05)	(0.08)	(0.10)	(0.17)	0.38
Total income (loss) from investment operations	(0.77)	0.24	0.21	0.06	0.59
Less dividends/distributions:
From net investment income and net foreign currency gains	(1.37)	(0.45)	(0.27)	(0.39)	(0.58)
Net asset value, end of year	$8.10	$10.24	$10.45	$10.51	$10.84
Total investment return(2)	(7.54)%	2.28%	2.03%	0.65%	5.36%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$24,437	$52,620	$107,465	$80,536	$52,345
Ratio of expenses to average net assets:
Before expense reimbursement	1.44%	1.04%	1.03%	1.16%	1.16%
After expense reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.15%	3.06%	2.93%	2.22%	1.90%
Portfolio turnover	116%	137%	74%	114%	112%

See accompanying notes to financial statements.

UBS High Yield Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.19	$6.92	$6.89	$7.14	$7.06
Income (loss) from investment operations:
Net investment income(1)	0.50	0.51	0.50	0.55	0.57
Net realized and unrealized gain (loss) from investment activities	(1.00)	(0.75)	0.08	(0.24)	0.10
Total income (loss) from investment operations	(0.50)	(0.24)	0.58	0.31	0.67
Less dividends/distributions:
From net investment income	(0.53)	(0.49)	(0.55)	(0.56)	(0.59)
Net asset value, end of year	$5.16	$6.19	$6.92	$6.89	$7.14
Total investment return(2)	(7.12)%	(3.55)%	8.60%	4.48%	9.66%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$39,859	$40,582	$45,031	$51,121	$66,677
Ratio of expenses to average net assets:
Before expense reimbursement	1.33%	1.29%	1.28%	1.37%	1.28%
After expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	9.96%	7.81%	7.16%	7.86%	7.83%
Portfolio turnover	92%	39%	46%	64%	61%
	Class B
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.20	$6.93	$6.89	$7.14	$7.06
Income (loss) from investment operations:
Net investment income(1)	0.46	0.46	0.45	0.50	0.51
Net realized and unrealized gain (loss) from investment activities	(1.01)	(0.75)	0.09	(0.25)	0.10
Total income (loss) from investment operations	(0.55)	(0.29)	0.54	0.25	0.61
Less dividends/distributions:
From net investment income	(0.49)	(0.44)	(0.50)	(0.50)	(0.53)
Net asset value, end of year	$5.16	$6.20	$6.93	$6.89	$7.14
Total investment return(2)	(7.98)%	(4.27)%	7.93%	3.69%	8.79%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$900	$1,480	$2,386	$2,497	$3,945
Ratio of expenses to average net assets:
Before expense reimbursement	2.15%	2.07%	2.04%	2.09%	1.99%
After expense reimbursement	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	9.01%	7.02%	6.42%	7.11%	7.08%
Portfolio turnover	92%	39%	46%	64%	61%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.19	$6.93	$6.89	$7.14	$7.06
Income (loss) from investment operations:
Net investment income(1)	0.48	0.48	0.47	0.52	0.53
Net realized and unrealized gain (loss) from investment activities	(1.01)	(0.76)	0.08	(0.25)	0.10
Total income (loss) from investment operations	(0.53)	(0.28)	0.55	0.27	0.63
Less dividends/distributions:
From net investment income	(0.50)	(0.46)	(0.51)	(0.52)	(0.55)
Net asset value, end of year	$5.16	$6.19	$6.93	$6.89	$7.14
Total investment return(2)	(7.60)%	(4.03)%	8.05%	3.95%	9.09%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$7,072	$8,453	$11,330	$12,177	$15,389
Ratio of expenses to average net assets:
Before expense reimbursement	1.86%	1.79%	1.78%	1.86%	1.79%
After expense reimbursement	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	9.41%	7.31%	6.66%	7.36%	7.33%
Portfolio turnover	92%	39%	46%	64%	61%
	Class Y
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.23	$6.96	$6.92	$7.17	$7.10
Income (loss) from investment operations:
Net investment income(1)	0.52	0.53	0.52	0.57	0.59
Net realized and unrealized gain (loss) from investment activities	(1.01)	(0.75)	0.09	(0.24)	0.09
Total income (loss) from investment operations	(0.49)	(0.22)	0.61	0.33	0.68
Less dividends/distributions:
From net investment income	(0.54)	(0.51)	(0.57)	(0.58)	(0.61)
Net asset value, end of year	$5.20	$6.23	$6.96	$6.92	$7.17
Total investment return(2)	(6.83)%	(3.28)%	8.98%	4.72%	9.82%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$61,421	$99,538	$47,768	$33,015	$30,277
Ratio of expenses to average net assets:
Before expense reimbursement	1.06%	0.99%	0.98%	1.06%	0.96%
After expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	10.07%	8.13%	7.43%	8.11%	8.08%
Portfolio turnover	92%	39%	46%	64%	61%

See accompanying notes to financial statements.

UBS U.S. Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.13	$10.46	$10.27	$10.73	$10.56
Income (loss) from investment operations:
Net investment income(1)	0.23	0.25	0.32	0.40	0.39
Net realized and unrealized gain (loss) from investment activities	(0.54)	(1.06)	0.24	(0.42)	0.20
Net increase from payment by Advisor	—	—	—	—	—
Total income (loss) from investment operations	(0.31)	(0.81)	0.56	(0.02)	0.59
Redemption fees	0.01	0.01	—	—	—
Less dividends/distributions:
From net investment income	(0.64)	(0.53)	(0.37)	(0.44)	(0.42)
Net asset value, end of year	$8.17	$9.13	$10.46	$10.27	$10.73
Total investment return(2)	(3.29)%	(8.03)%	5.39%	(0.07)%	5.72%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$9,128	$9,330	$29,356	$31,285	$34,282
Ratio of expenses to average net assets:
Before expense reimbursement	1.27%	1.02%	1.07%	1.07%	1.19%
After expense reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	2.71%	2.50%	3.08%	3.79%	3.61%
Portfolio turnover	247%	192%	209%	229%	174%
	Class B
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.14	$10.47	$10.28	$10.74	$10.56
Income (loss) from investment operations:
Net investment income(1)	0.16	0.18	0.25	0.32	0.31
Net realized and unrealized gain (loss) from investment activities	(0.54)	(1.07)	0.23	(0.42)	0.21
Net increase from payment by Advisor	—	—	—	—	—
Total income (loss) from investment operations	(0.38)	(0.89)	0.48	(0.10)	0.52
Redemption fees	0.00 (3)	0.01	—	—	—
Less dividends/distributions:
From net investment income	(0.58)	(0.45)	(0.29)	(0.36)	(0.34)
Net asset value, end of year	$8.18	$9.14	$10.47	$10.28	$10.74
Total investment return(2)	(4.01)%	(8.72)%	4.70%	(0.93)%	4.96%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$109	$250	$442	$808	$1,620
Ratio of expenses to average net assets:
Before expense reimbursement	2.10%	1.91%	1.84%	1.83%	2.00%
After expense reimbursement	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	1.89%	1.77%	2.39%	3.04%	2.86%
Portfolio turnover	247%	192%	209%	229%	174%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.12	$10.45	$10.26	$10.72	$10.55
Income (loss) from investment operations:
Net investment income(1)	0.19	0.20	0.27	0.34	0.33
Net realized and unrealized gain (loss) from investment activities	(0.55)	(1.05)	0.24	(0.41)	0.22
Net increase from payment by Advisor	—	—	0.00 (3)	—	—
Total income (loss) from investment operations	(0.36)	(0.85)	0.51	(0.07)	0.55
Redemption fees	0.01	—	—	—	—
Less dividends/distributions:
From net investment income	(0.60)	(0.48)	(0.32)	(0.39)	(0.38)
Net asset value, end of year	$8.15	$9.12	$10.45	$10.26	$10.72
Total investment return(2)	(3.76)%	(8.58)%	4.98%	(0.67)%	5.25%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$2,574	$1,117	$1,525	$1,530	$2,068
Ratio of expenses to average net assets:
Before expense reimbursement	1.76%	1.58%	1.55%	1.56%	1.64%
After expense reimbursement	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	2.35%	2.01%	2.56%	3.29%	3.11%
Portfolio turnover	247%	192%	209%	229%	174%
	Class Y
	Year ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.13	$10.46	$10.27	$10.72	$10.57
Income (loss) from investment operations:
Net investment income(1)	0.24	0.28	0.34	0.42	0.41
Net realized and unrealized gain (loss) from investment activities	(0.55)	(1.06)	0.25	(0.41)	0.21
Net increase from payment by Advisor	—	—	0.00 (3)	—	—
Total income (loss) from investment operations	(0.31)	(0.78)	0.59	0.01	0.62
Redemption fees	—	—	—	—	—
Less dividends/distributions:
From net investment income	(0.66)	(0.55)	(0.40)	(0.46)	(0.47)
Net asset value, end of year	$8.16	$9.13	$10.46	$10.27	$10.72
Total investment return(2)	(3.15)%	(7.78)%	5.76%	0.14%	5.95%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$55,149	$102,473	$163,172	$105,526	$109,568
Ratio of expenses to average net assets:
Before expense reimbursement	0.96%	0.78%	0.76%	0.82%	0.78%
After expense reimbursement	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.88%	2.77%	3.27%	4.04%	3.86%
Portfolio turnover	247%	192%	209%	229%	174%

See accompanying notes to financial statements.

The UBS Funds—Notes to financial statements

1.  Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fourteen Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class B, Class C and Class Y shares, except for UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund, which offer Class A, Class C and Class Y. Effective October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A:  Valuation of investments: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources. Independent pricing sources may use last reported sale prices,

The UBS Funds—Notes to financial statements

current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Funds adopted Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

The UBS Funds—Notes to financial statements

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the value of investments. Details of this disclosure can be found in the Portfolios of investments.

In September 2008, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" (the "FSP"). The FSP amends FASB Statement No. 133 ("FAS 133"), "Accounting for Derivative Instruments and Hedging Activities", and also amends FASB Interpretation No. 45 ("FIN 45"), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the portfolios of investments and disclosures within the footnote, "Swap agreements".

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), which changes the disclosure requirements for derivative instruments and hedging activities. Because investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for FAS 133 hedge accounting. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of FAS 161 disclosure. FAS 161 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. FAS 161 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolios of investments and Notes to financial statements beginning on page 242:

UBS Dynamic Alpha Fund
Fair value of derivative instruments
	As of June 30, 2009
Underlying risk	Statement of assets and liabilities location*		Derivative assets	Statement of assets and liabilities location*		Derivative liabilities
Interest rates	(1	),(2)	$8,626,594	(1	),(2),(3)	$(30,702,895)
Credit	(1)		21,933,870	(1)		(27,592,300)
Equity	(2)		5,199,872	(2)		(1,059,334)
Currencies	(4)		1,210,103	(5)		(5,614,374)
Gross fair value of derivative contracts			$36,970,439			$(64,968,903)

*  Statement of assets and liabilities location:

(1)  Outstanding swap agreements, at value

(2)  Receivable for variation margin/Net unrealized depreciation. Amount represents cumulative appreciation (depreciation) of futures contracts as shown in the Portfolio of investments.

(3)  Options written, at value

(4)  Unrealized appreciation on forward foreign currency contracts

(5)  Unrealized depreciation on forward foreign currency contracts

The UBS Funds—Notes to financial statements

The effect of derivative instruments on the Statement of operations for the year ended June 30, 2009
	Amount of realized gains/(losses) on derivatives recognized in income(6)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$(21,081,076)	$(24,109,090)	$23,622,846	$(21,567,320)
Credit	—	—	(46,661,423)	—	(46,661,423)
Equity	—	93,663,226	—	—	93,663,226
Currencies	156,280,287	—	—	—	156,280,287
	$156,280,287	$72,582,150	$(70,770,513)	$23,622,846	$181,714,770
	Amount of unrealized appreciation/(depreciation) on derivatives recognized in income(7)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$3,427,023	$30,206,154	$2,290,685	$35,923,865
Credit	—	—	5,329,809	—	5,329,806
Equity	—	(34,020,467)	—	—	(34,020,467)
Currencies	239,423	—	—	—	239,423
	$239,423	$(30,593,444)	$35,535,963	$2,290,685	$7,472,627

(6)  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency transactions.

(7)  Statement of operations location: Net change in unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts.

UBS Global Allocation Fund
Fair value of derivative instruments
	As of June 30, 2009
Underlying risk	Statement of assets and liabilities location*		Derivative assets	Statement of assets and liabilities location*	Derivative liabilities
Interest rates	(8	),(9)	$5,705,912	(9)	$(927,868)
Equity	(9)		2,053,156	(9)	(2,869,051)
Currencies	(10)		2,335,446	(11)	(3,978,306)
Gross fair value of derivative contracts			$10,094,514		$(7,775,225)

*  Statement of assets and liabilities location:

(8)  Outstanding swap agreements, at value

(9)  Receivable for variation margin/Net unrealized appreciation. Amount represents cumulative appreciation (depreciation) of futures contracts as shown in the Portfolio of investments.

(10)  Unrealized appreciation on forward foreign currency contracts

(11)  Unrealized depreciation on forward foreign currency contracts

The UBS Funds—Notes to financial statements

The effect of derivative instruments on the Statement of operations for the year ended June 30, 2009
	Amount of realized gains/(losses) on derivatives recognized in income(12)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$(19,011,049)	$8,096,711	$(87,546)	$(11,001,884)
Credit	—	—	(3,952,219)	—	(3,952,219)
Equity	—	(69,482,107)	—	—	(69,482,107)
Currencies	8,689,907	—	—	—	8,689,907
	$8,689,907	$(88,493,156)	$4,144,492	$(87,546)	$(75,746,303)
	Amount of unrealized appreciation/(depreciation) on derivatives recognized in income(13)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$4,463,999	$5,690,129	$—	$10,154,128
Equity	—	6,629,266	—	—	6,629,266
Currencies	31,216,569	—	—	—	31,216,569
	$31,216,569	$11,093,265	$5,690,129	$—	$47,999,963

(12)  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency transactions.

(13)  Statement of operations location: Net change in unrealized appreciation (depreciation) on futures contracts, swap agreements and forward foreign currency contracts.

UBS Global Frontier Fund
Fair value of derivative instruments
	As of June 30, 2009
Underlying risk	Statement of assets and liabilities location*	Derivative assets	Statement of assets and liabilities location*	Derivative liabilities
Interest rates	(14)	$231,113	(14)	$(51,475)
Equity	(14)	48,483	(14)	(735,668)
Currencies	(15)	159,210	(16)	(173,275)
Gross fair value of derivative contracts		$438,806		$(960,418)

*  Statement of assets and liabilities location:

(14)  Receivable for variation margin/Net unrealized appreciation. Amount represents cumulative appreciation (depreciation) of futures contracts as shown in the Portfolio of investments.

(15)  Unrealized appreciation on forward foreign currency contracts

(16)  Unrealized depreciation on forward foreign currency contracts

The UBS Funds—Notes to financial statements

The effect of derivative instruments on the Statement of operations for the year ended June 30, 2009
	Amount of realized gains/(losses) on derivatives recognized in income(17)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$(363,361)	$(10,545,264)	$—	$(10,908,625)
Equity	—	(8,382,036)	—	—	(8,382,036)
Currencies	(6,202)	—	—	—	(6,202)
	$(6,202)	$(8,745,397)	$(10,545,264)	$—	$(19,296,863)
	Amount of unrealized appreciation/(depreciation) on derivatives recognized in income(18)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$190,837	$4,112,672	$—	$4,303,509
Equity	—	(407,507)	—	—	(407,507)
Currencies	761,851	—	—	—	761,851
	$761,851	$(216,670)	$4,112,672	$—	$4,657,853

(17)  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency transactions.

(18)  Statement of operations location: Net change in unrealized appreciation (depreciation) on futures contracts, swap agreements and forward foreign currency contracts.

UBS Absolute Return Bond Fund
Fair value of derivative instruments
	As of June 30, 2009
Underlying risk	Statement of assets and liabilities location*	Derivative assets	Statement of assets and liabilities location*	Derivative liabilities
Interest rates	(19)	$454,742	(19)	$(259,593)
Credit	(20)	65,572	(20)	(311,314)
Currencies	(21)	1,284,607	(22)	(5,535,792)
Gross fair value of derivative contracts		$1,804,921		$(6,106,699)

*  Statement of assets and liabilities location:

(19)  Receivable for variation margin/Net unrealized depreciation. Amount represents cumulative appreciation (depreciation) of futures contracts as shown in the Portfolio of investments.

(20)  Outstanding swap agreements, at value

(21)  Unrealized appreciation on forward foreign currency contracts

(22)  Unrealized depreciation on forward foreign currency contracts

The UBS Funds—Notes to financial statements

The effect of derivative instruments on the Statement of operations for the year ended June 30, 2009
	Amount of realized gains/(losses) on derivatives recognized in income(23)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$(9,100,301)	$154,967	$—	$(8,945,334)
Credit	—	—	1,275,372	—	1,275,372
Currencies	15,329,680	—	—	—	15,329,680
	$15,329,680	$(9,100,301)	$1,430,339	$—	$7,659,718
	Amount of unrealized appreciation/(depreciation) on derivatives recognized in income(24)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$710,167	$177,633	$—	$887,800
Credit	—	—	(479,819)	—	(479,819)
Currencies	(2,145,841)	—	—	—	(2,145,841)
	$(2,145,841)	$710,167	$(302,186)	$—	$(1,737,860)

(23)  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency transactions.

(24)  Statement of operations location: Net change in unrealized appreciation (depreciation) on futures contracts, swap agreements and forward foreign currency contracts.

UBS Global Bond Fund
Fair value of derivative instruments
	As of June 30, 2009
Underlying risk	Statement of assets and liabilities location*	Derivative assets	Statement of assets and liabilities location*	Derivative liabilities
Credit	(25)	$10,081	(25)	$(43,960)
Currencies	(26)	6,723	(27)	(59,745)
Gross fair value of derivative contracts		$16,804		$(103,705)

*  Statement of assets and liabilities location:

(25)  Outstanding swap agreements, at value

(26)  Unrealized appreciation on forward foreign currency contracts

(27)  Unrealized depreciation on forward foreign currency contracts

The UBS Funds—Notes to financial statements

The effect of derivative instruments on the Statement of operations for the year ended June 30, 2009
	Amount of realized gains/(losses) on derivatives recognized in income(28)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$10,823	$599,461	$—	$610,284
Credit	—	—	(561,159)	—	(561,159)
Currencies	899,850	—	—	—	899,850
	$899,850	$10,823	$38,302	$—	$948,975
	Amount of unrealized appreciation/(depreciation) on derivatives recognized in income(29)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$—	$(26,856)	$—	$(26,856)
Credit	—	—	(281,459)	—	(281,459)
Currencies	405,548	—	—	—	405,548
	$405,548	$—	$(308,315)	$—	$97,233

(28)  Statement of operations location: Net realized gain (loss) on swap agreements, futures contracts and forward foreign currency transactions.

(29)  Statement of operations location: Net change in unrealized appreciation (depreciation) on swap agreements and forward foreign currency contracts.

UBS U.S. Bond Fund
Fair value of derivative instruments
	As of June 30, 2009
Underlying risk	Statement of assets and liabilities location*		Derivative assets	Statement of assets and liabilities location*		Derivative liabilities
Interest rates	(30	),(31)	$327,578	(30	),(31)	$(485,909)
Gross fair value of derivative contracts			$327,578			$(485,909)

*  Statement of assets and liabilities location:

(30)  Outstanding swap agreements, at value

(31)  Receivable for variation margin/Net unrealized depreciation. Amount represents cumulative appreciation (depreciation) of futures contracts as shown in the Portfolio of investments.

The effect of derivative instruments on the Statement of operations for the year ended June 30, 2009
	Amount of realized gains/(losses) on derivatives recognized in income(32)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$(776,960)	$3,880,467	$326,950	$3,430,457
Credit	—	—	(1,288,198)	—	(1,288,198)
Currencies	505,178	—	—	—	505,178
	$505,178	$(776,960)	$2,592,269	$326,950	$2,647,437

The UBS Funds—Notes to financial statements

	Amount of unrealized appreciation/(depreciation) on derivatives recognized in income(33)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$(69,485)	$697,202	$—	$627,717
Credit	—	—	1,245,049	—	1,245,049
Currencies	9,760	—	—	—	9,760
	$9,760	$(69,485)	$1,942,251	$—	$1,882,526

(32)  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency transactions.

(33)  Statement of operations location: Net change in unrealized appreciation (depreciation) on futures contracts, swap agreements and forward foreign currency contracts.

B.  Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Portfolio of investments.

C.  Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D.  Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E.  Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

The UBS Funds—Notes to financial statements

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.  Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Using futures contracts involves various market risks, including interest rate risk and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

G.  Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H.  Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The UBS Funds—Notes to financial statements

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are trades using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The UBS Funds—Notes to financial statements

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of June 30, 2009 for which a Fund is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there may be unfavorable changes in the underlying investments or instruments.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I.  Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

The UBS Funds—Notes to financial statements

In writing an option, the Funds bear the market risk (specifically interest rate risk) of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J.  Purchased options: Certain Funds may also purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options involve general market risk and interest rate risk. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K.  Short sales: UBS Dynamic Alpha Fund ("Dynamic Alpha") and UBS U.S. Equity Alpha Fund ("Equity Alpha") enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Dynamic Alpha or Equity Alpha shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Dynamic Alpha and Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Dynamic Alpha and Equity Alpha are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Funds. Dynamic Alpha and Equity Alpha designate collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Dynamic Alpha and Equity Alpha are charged a securities loan fee in connection with short sale transactions.

The UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund may, from time to time, sell securities short. There were no short positions, as of June 30, 2009, for any of these funds.

L.  Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund, which will distribute their respective net investment income, if any, monthly and UBS Absolute Return Bond Fund which will distribute its net investment income, if any, quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net capital gains are determined in accordance with income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Differences in dividends from net investment income per share between the classes are mainly due to service and distribution related expenses.

The UBS Funds—Notes to financial statements

M.  Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N.  Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2009, the following Funds recorded recaptured commissions which are reflected on the Statements of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Allocation Fund	$266,754
UBS Global Equity Fund	13,058
UBS U.S. Equity Alpha Fund	24,483
UBS U.S. Large Cap Equity Fund	114,431
UBS U.S. Large Cap Value Equity Fund	10,969
UBS U.S. Mid Cap Growth Equity Fund	1,729

O.  Redemption fees: Each class of each series of The UBS Funds imposes a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Fund are disclosed in the Statements of changes in net assets. For the year ended June 30, 2009, redemption fees represent less than $0.005 per share.

The UBS Funds—Notes to financial statements

2.  Investment advisory fees and other transactions with affiliates

UBS Global AM (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950
UBS International Equity Fund	0.800	0.750	0.700	0.675	0.650	0.650	0.650
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850	0.850	0.850
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Growth Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Value Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Mid Cap Growth Equity Fund	0.850	0.800	0.775	0.775	0.775	0.775	0.775
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825	0.825	0.825
UBS Absolute Return Bond Fund	0.550	0.500	0.475	0.450	0.425	0.425	0.425
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550	0.550	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525	0.525	0.525
UBS U.S. Bond Fund	0.500	0.475	0.450	0.425	0.400	0.400	0.400

	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $1 billion	$1 billion and over
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding expenses incurred through investment in other investment companies and interest expense) of each Fund to the extent that total annualized operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) exceed a specified percentage of each Fund's respective average daily net assets. For the UBS U.S. Equity Alpha Fund and UBS Dynamic Alpha Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent that ordinary operating expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) exceed a

The UBS Funds—Notes to financial statements

specified percentage of the Fund's average daily net assets. Investment advisory fees, including the dollar amount waived or reimbursed for the year ended June 30, 2009, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$8,466,664	$2,654
UBS Global Allocation Fund	N/A	N/A	N/A	N/A	16,641,614	—
UBS Global Frontier Fund	1.40	N/A*	2.15	1.15	677,168	193,388
UBS Global Equity Fund	1.25	2.00	2.00	1.00	1,518,441	335,794
UBS International Equity Fund	1.25	2.00	2.00	1.00	751,990	387,619
UBS U.S. Equity Alpha Fund	1.50	N/A*	2.25	1.25	927,626	181,743
UBS U.S. Large Cap Equity Fund	1.30	2.05	2.05	1.05	3,099,936	—
UBS U.S. Large Cap Growth Fund	1.05	1.80	1.80	0.80	625,543	338,574
UBS U.S. Large Cap Value Equity Fund	1.10	1.85	1.85	0.85	438,779	274,308
UBS U.S. Mid Cap Growth Equity Fund	1.45	N/A*	2.20	1.20	35,134	163,923
UBS U.S. Small Cap Growth Fund	1.28	2.03	2.03	1.03	1,877,775	590,971
UBS Absolute Return Bond Fund	1.00	N/A*	1.35	0.85	931,137	39,790
UBS Global Bond Fund	1.15	1.90	1.65	0.90	335,172	276,516
UBS High Yield Fund	1.20	1.95	1.70	0.95	673,196	134,086
UBS U.S. Bond Fund	0.85	1.60	1.35	0.60	430,712	317,352

*  UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the year ended June 30, 2009 are subject to repayment through June 30, 2012.

At June 30, 2009, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2010	Expires June 30, 2011	Expires June 30, 2012
UBS Dynamic Alpha Fund—Class A	$—	$—	$—	$—
UBS Dynamic Alpha Fund—Class B	2,654	—	—	2,654
UBS Dynamic Alpha Fund—Class C	—	—	—	—
UBS Dynamic Alpha Fund—Class Y	—	—	—	—
UBS Global Frontier Fund—Class A	289,938	—	152,817	137,121
UBS Global Frontier Fund—Class C	103,548	—	52,934	50,614
UBS Global Frontier Fund—Class Y	18,095	—	12,442	5,653

The UBS Funds—Notes to financial statements

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2010	Expires June 30, 2011	Expires June 30, 2012
UBS Global Equity Fund—Class A	$448,548	$173,962	$91,547	$183,039
UBS Global Equity Fund—Class B	25,351	17,045	2,660	5,646
UBS Global Equity Fund—Class C	193,124	75,973	46,114	71,037
UBS Global Equity Fund—Class Y	76,072	—	—	76,072
UBS U.S. Equity Alpha Fund—Class A	159,256	36,986	5,169	117,101
UBS U.S. Equity Alpha Fund—Class C	81,699	19,433	21,407	40,859
UBS U.S. Equity Alpha Fund—Class Y	24,075	—	292	23,783
UBS U.S. Large Cap Growth Fund—Class A	151,738	48,070	32,264	71,404
UBS U.S. Large Cap Growth Fund—Class B	7,405	2,793	3,457	1,155
UBS U.S. Large Cap Growth Fund—Class C	15,611	6,608	6,652	2,351
UBS U.S. Large Cap Growth Fund—Class Y	684,596	124,815	296,117	263,664
UBS U.S. Large Cap Value Equity Fund—Class A	650,410	207,668	217,979	224,763
UBS U.S. Large Cap Value Equity Fund—Class B	9,501	4,998	2,454	2,049
UBS U.S. Large Cap Value Equity Fund—Class C	96,481	33,252	32,231	30,998
UBS U.S. Large Cap Value Equity Fund—Class Y	54,719	17,179	21,042	16,498
UBS U.S. Mid Cap Growth Equity Fund—Class A	42,208	6,434	14,938	20,836
UBS U.S. Mid Cap Growth Equity Fund—Class C	11,443	2,011	4,181	5,251
UBS U.S. Mid Cap Growth Equity Fund—Class Y	452,804	157,403	157,565	137,836
UBS U.S. Small Cap Growth Fund—Class A	984,800	552,974	213,353	218,473
UBS U.S. Small Cap Growth Fund—Class B	13,063	9,581	1,801	1,681
UBS U.S. Small Cap Growth Fund—Class C	49,464	19,550	15,477	14,437
UBS U.S. Small Cap Growth Fund—Class Y	1,046,270	419,521	270,369	356,380
UBS Absolute Return Bond Fund—Class A	35,057	—	—	35,057
UBS Absolute Return Bond Fund—Class C	4,733	—	—	4,733
UBS Global Bond Fund—Class A	109,889	38,861	20,765	50,263
UBS Global Bond Fund—Class B	2,205	984	460	761
UBS Global Bond Fund—Class C	12,728	2,040	2,242	8,446
UBS Global Bond Fund—Class Y	470,409	117,753	135,610	217,046
UBS High Yield Fund—Class A	123,455	42,127	35,260	46,068
UBS High Yield Fund—Class B	6,232	2,009	2,204	2,019
UBS High Yield Fund—Class C	28,821	9,583	8,511	10,727
UBS High Yield Fund—Class Y	113,191	11,051	26,868	75,272
UBS U.S. Bond Fund—Class A	132,330	70,199	27,421	34,710
UBS U.S. Bond Fund—Class B	3,479	1,615	1,126	738
UBS U.S. Bond Fund—Class C	12,698	3,139	3,008	6,551
UBS U.S. Bond Fund—Class Y	776,651	222,685	278,613	275,353

The UBS Funds—Notes to financial statements

Each Fund pays UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2009, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$38,857	$776,501
UBS Global Allocation Fund	108,229	1,734,389
UBS Global Frontier Fund	4,054	53,378
UBS Global Equity Fund	10,297	151,646
UBS International Equity Fund	4,879	70,250
UBS U.S. Equity Alpha Fund	9,035	69,178
UBS U.S. Large Cap Equity Fund	16,000	333,600
UBS U.S. Large Cap Growth Fund	5,378	67,022
UBS U.S. Large Cap Value Equity Fund	3,244	46,861
UBS U.S. Mid Cap Growth Equity Fund	259	3,147
UBS U.S. Small Cap Growth Fund	11,110	165,023
UBS Absolute Return Bond Fund	9,493	126,495
UBS Global Bond Fund	2,165	38,550
UBS High Yield Fund	6,832	84,009
UBS U.S. Bond Fund	4,201	64,405

The Funds may invest in units of certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the year ended June 30, 2009 were as follows:

			UBS Dynamic Alpha Fund
Affiliated investment companies	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/09	% of net assets
UBS Opportunistic Emerging Markets Debt Relationship Fund	$31,123,202	$—	$11,600,000	$(1,708,733)	$220,328	$18,034,797	2.94%
UBS U.S. Equity Alpha Relationship Fund	260,446,522	73,430,000	192,112,964	(53,212,070)	(17,246,401)	71,305,087	11.61%
UBS U.S. Large Cap Equity Relationship Fund	236,295,588	—	192,694,908	(40,094,803)	(3,505,877)	—	0.00%
UBS U.S. Large Cap Growth Equity Relationship Fund	176,426,742	—	117,709,737	(30,103,472)	(28,613,533)	—	0.00%
	$704,292,054	$73,430,000	$514,117,609	$(125,119,078)	$(49,145,483)	$89,339,884	14.55%

The UBS Funds—Notes to financial statements

			UBS Global Allocation Fund
Affiliated investment companies	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/09	% of net assets
UBS Corporate Bond Relationship Fund	$148,281,970	$85,500,000	$136,748,203	$(11,970,567)	$2,973,616	$88,036,816	5.14%
UBS Emerging Markets Equity Relationship Fund	39,033,323	87,841,191	13,500,000	(15,202,907)	7,175,740	105,347,347	6.16%
UBS High Yield Relationship Fund	194,179,949	74,000,000	193,200,000	(27,671,659)	3,467,566	50,775,856	2.97%
UBS Small-Cap Equity Relationship Fund	121,624,213	23,000,000	80,000,000	(15,046,444)	(17,968,624)	31,609,145	1.85%
UBS U.S. Securitized Mortgage Relationship Fund	281,506,651	—	228,704,549	(123,195,483)	70,393,381	—	0.00%
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	—	14,100,000	11,500,000	(684,548)	73,087	1,988,539	0.12%
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	—	250,000,000	12,000,000	761,168	18,724,441	257,485,609	15.05%
	$784,626,106	$534,441,191	$675,652,752	$(193,010,440)	$84,839,207	$535,243,312	31.29%
			UBS Global Frontier Fund
Affiliated investment companies	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/09	% of net assets
UBS Corporate Bond Relationship Fund	$4,404,488	$4,100,000	$3,907,063	$(426,521)	$230,937	$4,401,841	6.81%
UBS High Yield Relationship Fund	6,447,333	7,500,000	11,000,000	(512,212)	444,681	2,879,802	4.45%
UBS International Equity Relationship Fund	22,425,696	10,100,000	17,700,000	(10,326,978)	2,831,523	7,330,241	11.34%
UBS U.S. Large Cap Equity Relationship Fund	45,597,924	15,300,000	37,700,000	(17,286,796)	6,250,028	12,161,156	18.81%
UBS U.S. Large Cap Growth Equity Relationship Fund	7,669,685	4,000,000	6,550,000	(2,568,878)	267,394	2,818,201	4.36%
UBS U.S. Securitized Mortgage Relationship Fund	11,109,933	—	9,780,705	(3,976,304)	2,647,076	—	0.00%
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	—	6,700,000	—	—	392,092	7,092,092	10.97%
UBS Emerging Markets Equity Relationship Fund	—	7,643,115	700,000	(23,929)	2,105,793	9,024,979	13.96%
	$97,655,059	$55,343,115	$87,337,768	$(35,121,618)	$15,169,524	$45,708,312	70.70%

The UBS Funds—Notes to financial statements

			UBS Global Equity Fund
Affiliated investment companies	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/09	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$19,440,931	$—	$—	$—	$(4,267,003)	$15,173,928	9.33%
			UBS International Equity Fund
Affiliated investment companies	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/09	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$8,941,330	$—	$4,472,077	$(1,325,539)	$(3,143,714)	$—	0.00%
			UBS Absolute Return Bond Fund
Affiliated investment company	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/09	% of net assets
UBS U.S. Securitized Mortgage Relationship Fund	$16,855,873	$—	$11,277,351	$(9,498,563)	$3,920,041	$—	0.00%
			UBS Global Bond Fund
Affiliated investment company	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/09	% of net assets
UBS U.S. Securitized Mortgage Relationship Fund	$2,503,477	$—	$2,244,087	$(923,617)	$664,227	$—	0.00%
			UBS U.S. Bond Fund
Affiliated investment companies	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/09	% of net assets
UBS Corporate Bond Relationship Fund	$15,773,933	$8,400,000	$11,525,000	$(1,241,184)	$680,322	$12,088,071	18.05%
UBS Opportunistic Emerging Markets Debt Relationship Fund	2,535,877	—	2,175,318	(183,257)	(177,302)	—	0.00
UBS Opportunistic High Yield Relationship Fund	5,682,700	—	5,407,008	(314,583)	38,891	—	0.00
UBS U.S. Securitized Mortgage Relationship Fund	26,553,316	—	18,904,276	(14,854,532)	7,205,492	—	0.00

The UBS Funds—Notes to financial statements

			UBS U.S. Bond Fund
Affiliated investment companies	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/09	% of net assets
UBS High Yield Relationship Fund	$—	$2,500,000	$1,500,000	$25,274	$168,815	$1,194,089	1.79%
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	—	3,400,000	2,450,000	(17,114)	46,829	979,715	1.46
	$50,545,826	$14,300,000	$41,961,602	$(16,585,396)	$7,963,047	$14,261,875	21.30%

The Funds may invest in shares of the UBS Supplementary Trust—U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Effective March 31, 2009, Supplementary Trust liquidated. Distributions received from Supplementary Trust are reflected as affiliated interest income or as securities lending—net in the Statements of operations. Amounts relating to those investments at June 30, 2009 and for the year then ended were as follows:

Fund	Value 06/30/08	Purchases	Sales proceeds	Value 06/30/09	% of net assets	Net income earned
UBS Dynamic Alpha	$40,016,466	$—	$40,016,466	$—	0.00%	$249,648
UBS Global Allocation Fund	127,995,357	869,649,376	997,644,733	—	0.00	828,188
UBS Global Equity Fund	6,322,847	64,473,145	70,795,992	—	0.00	30,556
UBS International Equity Fund	6,962,760	47,481,161	54,443,921	—	0.00	56,054
UBS U.S. Large Cap Equity Fund	28,079,902	144,860,729	172,940,631	—	0.00	141,444
UBS U.S. Large Cap Growth Fund	823,300	52,623,094	53,446,394	—	0.00	26,924
UBS U.S. Large Cap Value Equity Fund	614,765	14,190,031	14,804,796	—	0.00	12,014
UBS U.S. Small Cap Growth Fund	87,899,726	60,404,380	148,304,106	—	0.00	438,635
UBS Global Bond Fund	4,156,388	40,157,717	44,314,105	—	0.00	28,833
UBS High Yield Fund	3,979,048	47,194,201	51,173,249	—	0.00	31,867
UBS U.S. Bond Fund	4,888,080	93,696,968	98,585,048	—	0.00	5,933

The UBS Funds—Notes to financial statements

The Funds may invest in units of the UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of operations. Amounts relating to those investments at June 30, 2009 and for the year then ended were as follows:

Fund	Value 06/30/08	Purchases	Sales proceeds	Value 06/30/09	% of net assets	Interest income
UBS Dynamic Alpha Fund	$87,629,852	$1,418,747,804	$1,503,484,281	$2,893,375	0.47%	$902,728
UBS Global Allocation Fund	—	380,339,365	305,331,050	75,008,315	4.38	81,569
UBS Global Frontier Fund	—	104,578,464	97,901,333	6,677,130	10.33	35,008
UBS Global Equity Fund	—	19,644,401	19,568,427	75,974	0.05	2,324
UBS International Equity Fund	—	22,059,130	20,185,174	1,873,956	2.48	3,623
UBS U.S. Equity Alpha Fund	—	51,648,333	49,207,501	2,440,832	1.77	12,721
UBS U.S. Large Cap Equity Fund	—	42,014,982	40,606,583	1,408,399	0.55	11,393
UBS U.S. Large Cap Growth Fund	—	9,712,075	9,712,075	—	0.00	2,516
UBS U.S. Large Cap Value Equity Fund	—	3,545,872	2,822,172	723,700	1.40	999
UBS U.S. Mid Cap Growth Equity Fund	25,013	1,255,928	1,243,347	37,594	0.90	1,046
UBS U.S. Small Cap Growth Fund	—	18,656,447	17,126,532	1,529,915	0.86	5,919
UBS Absolute Return Bond Fund	36,317,035	103,452,281	135,648,512	4,120,804	2.68	24,552
UBS Global Bond Fund	—	9,155,304	8,609,430	545,874	1.59	1,244
UBS High Yield Fund	—	25,855,972	19,040,299	6,815,672	6.24	8,561
UBS U.S. Bond Fund	—	26,669,443	23,784,238	2,885,206	4.31	8,942

The Funds may invest in shares of the UBS Private Money Market Fund LLC ("Private Money Market"). Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. The Advisor acts as Managing Member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in

The UBS Funds—Notes to financial statements

order to maintain operating expenses at a certain level. Distributions received from Private Money Market are reflected as securities lending—net in the Statements of operations. Amounts relating to those investments at June 30, 2009 and for the year then ended were as follows:

Fund	Value 06/30/08	Purchases	Sales proceeds	Value 06/30/09	% of net assets	Net income earned
UBS Dynamic Alpha Fund	$—	$42,959,206	$35,259,805	$7,699,401	1.25%	$131,393
UBS Global Allocation Fund	—	190,851,672	169,647,293	21,204,379	1.24	488,423
UBS Global Equity Fund	—	26,021,523	23,246,710	2,774,813	1.71	67,767
UBS International Equity Fund	—	28,089,616	21,298,383	6,791,233	8.98	76,257
UBS U.S. Small Cap Growth Fund	—	57,970,625	49,871,440	8,099,185	4.55	123,681
UBS U.S. Bond Fund	—	5,435,938	4,143,893	1,292,045	1.93	957

On June 26, 2009, the following Funds exchanged units of their investment in the UBS U.S. Securitized Mortgage Relationship Fund and received cash and portfolio securities (including accrued interest) in a tax-free exchange. The following Funds received cash and portfolio securities with market values and net unrealized appreciation (depreciation) at the time of the transfer, as listed, in exchange for these units. The cost basis of the portfolio securities transferred to the following Funds is equal to the UBS U.S. Securitized Mortgage Relationship Fund's cost of the securities at the time of the transfer.

Fund	Market value of securities transferred	Unrealized depreciation of securities transferred	Units of UBS U.S. Securitized Mortgage Relationship Fund transferred
UBS Global Allocation Fund	$2,991,674	$(4,885,887)	625,156
UBS Global Frontier Fund	416,506	(468,648)	84,299

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2009, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$68,808
UBS Global Allocation Fund	138,484
UBS Global Frontier Fund	3,257
UBS International Equity Fund	104
UBS U.S. Equity Alpha Fund	6,007
UBS U.S. Large Cap Equity Fund	27,332
UBS U.S. Large Cap Growth Fund	9,652
UBS U.S. Large Cap Value Equity Fund	3,471
UBS U.S. Mid Cap Growth Equity Fund	305
UBS U.S. Small Cap Growth Fund	11,259

The UBS Funds—Notes to financial statements

3.  Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Frontier Fund	0.25	N/A*	1.00
UBS Global Equity Fund	0.25	1.00	1.00
UBS International Equity Fund	0.25	1.00	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A*	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Growth Fund	0.25	1.00	1.00
UBS U.S. Large Cap Value Equity Fund	0.25	1.00	1.00
UBS U.S. Mid Cap Growth Equity Fund	0.25	N/A*	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00	1.00
UBS Absolute Return Bond Fund	0.15	N/A*	0.50
UBS Global Bond Fund	0.25	1.00	0.75
UBS High Yield Fund	0.25	1.00	0.75
UBS U.S. Bond Fund	0.25	1.00	0.75

*  UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At June 30, 2009, certain Funds owed UBS Global AM (US) service and distribution fees, and for the year ended June 30, 2009, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$84,147	$138,554
UBS Dynamic Alpha Fund—Class B	5,653	45,420
UBS Dynamic Alpha Fund—Class C	111,012	17,070
UBS Global Allocation Fund—Class A	207,345	804,166
UBS Global Allocation Fund—Class B	28,389	192,231
UBS Global Allocation Fund—Class C	379,758	82,007
UBS Global Frontier Fund—Class A	10,134	93,331
UBS Global Frontier Fund—Class C	12,109	9,110
UBS Global Equity Fund—Class A	15,108	3,227
UBS Global Equity Fund—Class B	1,074	3,435
UBS Global Equity Fund—Class C	18,552	138
UBS International Equity Fund—Class A	1,629	2,735
UBS International Equity Fund—Class B	180	17

The UBS Funds—Notes to financial statements

Fund	Service and distribution fees owed	Sales charges earned
UBS International Equity Fund—Class C	$765	$382
UBS U.S. Equity Alpha Fund—Class A	7,094	15,008
UBS U.S. Equity Alpha Fund—Class C	7,536	1,490
UBS U.S. Large Cap Equity Fund—Class A	7,279	6,237
UBS U.S. Large Cap Equity Fund—Class B	220	2,322
UBS U.S. Large Cap Equity Fund—Class C	3,894	746
UBS U.S. Large Cap Growth Fund—Class A	5,392	32,853
UBS U.S. Large Cap Growth Fund—Class B	131	8,581
UBS U.S. Large Cap Growth Fund—Class C	929	176
UBS U.S. Large Cap Value Equity Fund—Class A	9,159	2,112
UBS U.S. Large Cap Value Equity Fund—Class B	212	1,500
UBS U.S. Large Cap Value Equity Fund—Class C	4,507	50
UBS U.S. Mid Cap Growth Equity Fund—Class A	109	1,549
UBS U.S. Mid Cap Growth Equity Fund—Class C	95	55
UBS U.S. Small Cap Growth Fund—Class A	8,698	1,187
UBS U.S. Small Cap Growth Fund—Class B	148	765
UBS U.S. Small Cap Growth Fund—Class C	2,064	105
UBS Absolute Return Bond Fund—Class A	2,228	1,094
UBS Absolute Return Bond Fund—Class C	2,243	95
UBS Global Bond Fund—Class A	1,616	1,309
UBS Global Bond Fund—Class B	99	—
UBS Global Bond Fund—Class C	1,058	139
UBS High Yield Fund—Class A	8,193	7,099
UBS High Yield Fund—Class B	735	5,874
UBS High Yield Fund—Class C	4,315	442
UBS U.S. Bond Fund—Class A	1,844	5,512
UBS U.S. Bond Fund—Class B	91	311
UBS U.S. Bond Fund—Class C	1,577	35

4.  Transfer agency and related services fees

UBS Financial Services Inc. provides certain sub-transfer agency and administration services to each Fund pursuant to a delegation of authority from PNC Global Investment Servicing ("PNC"), each Fund's transfer agent, and is compensated for these services by PNC, not the Funds.

For the year ended June 30, 2009, UBS Financial Services Inc. received from PNC, not the Funds, total services fees as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$419,631
UBS Global Allocation Fund	799,690
UBS Global Frontier Fund	25,706
UBS Global Equity Fund	111,274
UBS International Equity Fund	6,027
UBS U.S. Equity Alpha Fund	29,579
UBS U.S. Large Cap Equity Fund	13,778

The UBS Funds—Notes to financial statements

Fund	Amount paid
UBS U.S. Large Cap Growth Fund	$7,760
UBS U.S. Large Cap Value Equity Fund	34,478
UBS U.S. Mid Cap Growth Equity Fund	426
UBS U.S. Small Cap Growth Fund	23,593
UBS Absolute Return Bond Fund	33,381
UBS Global Bond Fund	8,644
UBS High Yield Fund	31,966
UBS U.S. Bond Fund	3,250

5.  Securities lending

Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Bond Fund and UBS U.S Small Cap Growth Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Portfolio(s) of investments. UBS Dynamic Alpha Fund and UBS International Equity Fund held uninvested cash as collateral from securities loaned of $284,879 and $14,169, respectively. In addition, UBS Global Allocation Fund and UBS U.S. Bond Fund received US Government Agency securities as collateral amounting to $4,890,422 and $775,904, respectively, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2009, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of of investments of cash collateral received
UBS Dynamic Alpha Fund	$7,646,940	$7,984,280	$7,699,401
UBS Global Allocation Fund	25,341,856	26,325,148	21,204,379
UBS Global Equity Fund	2,550,673	2,876,305	2,774,813
UBS International Equity Fund	6,460,409	6,805,402	6,791,233
UBS U.S. Small Cap Growth Fund	7,907,506	8,099,185	8,099,185
UBS U.S. Bond Fund	2,027,751	2,067,949	1,292,045

The UBS Funds—Notes to financial statements

6.  Purchases and sales of securities

For the year ended June 30, 2009, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$1,261,865,992	$1,924,691,154
UBS Global Allocation Fund	2,274,727,556	3,594,986,641
UBS Global Frontier Fund	84,532,046	114,304,330
UBS Global Equity Fund	155,863,212	224,953,198
UBS International Equity Fund	117,896,341	143,323,909
UBS U.S. Equity Alpha Fund	254,551,557	217,760,201
UBS U.S. Large Cap Equity Fund	275,950,264	526,050,483
UBS U.S. Large Cap Growth Fund	136,224,930	117,317,448
UBS U.S. Large Cap Value Equity Fund	42,734,657	57,088,958
UBS U.S. Mid Cap Growth Equity Fund	3,910,180	3,639,483
UBS U.S. Small Cap Growth Fund	165,136,549	226,022,122
UBS Absolute Return Bond Fund	132,678,153	141,929,722
UBS Global Bond Fund	45,095,736	61,699,439
UBS High Yield Fund	84,343,293	87,145,540
UBS U.S. Bond Fund	120,060,739	146,011,377

For the year ended June 30, 2009, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$7,693,642	$7,815,636
UBS Global Allocation Fund	526,817,420	511,701,716
UBS Global Frontier Fund	15,926,174	17,189,524
UBS Absolute Return Bond Fund	5,019,531	—
UBS Global Bond Fund	12,182,251	14,178,545
UBS High Yield Fund	14,760,547	30,377,403
UBS U.S. Bond Fund	83,316,875	89,539,001

7.  Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds—Notes to financial statements

The tax character of distributions paid during the fiscal years ended June 30, 2009 and June 30, 2008 were as follows:

	2009			2008
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$8,108	$291,230,363	$291,238,471	$1,987,057	$226,674,358	$228,661,415
UBS Global Allocation Fund	165,040,234	153,119,425	318,159,659	132,894,647	224,416,325	357,310,972
UBS Global Frontier Fund	1,534,635	—	1,534,635	1,153,879	134,451	1,288,330
UBS Global Equity Fund	12,653,351	—	12,653,351	—	—	—
UBS International Equity Fund	2,944,392	7,009,513	9,953,905	7,784,553	13,361,453	21,146,006
UBS U.S. Equity Alpha Fund	686,686	—	686,686	12,996,223	138,469	13,134,692
UBS U.S. Large Cap Equity Fund	4,140,422	13,964,809	18,105,231	34,056,316	16,602,077	50,658,393
UBS U.S. Large Cap Growth Fund	—	—	—	72,391	550,498	622,889
UBS U.S. Large Cap Value Equity Fund	569,600	8,771,545	9,341,145	2,775,669	9,805,949	12,581,618
UBS U.S. Mid Cap Growth Equity Fund	—	76,707	76,707	19,589	140,582	160,171
UBS U.S. Small Cap Growth Fund	11,376	—	11,376	7,357,438	21,493,242	28,850,680
UBS Absolute Return Bond Fund	16,986,729	—	16,986,729	18,746,916	—	18,746,916
UBS Global Bond Fund	7,943,946	—	7,943,946	4,858,146	—	4,858,146
UBS High Yield Fund	11,611,887	—	11,611,887	9,698,788	—	9,698,788
UBS U.S. Bond Fund	6,524,063	—	6,524,063	9,461,293	—	9,461,293

At June 30, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Dynamic Alpha Fund	$6,890,412	$(350,715,070)	$(159,213,700)	$(503,038,358)
UBS Global Allocation Fund	107,573,163	(1,145,813,931)	(99,301,542)	(1,137,542,310)
UBS Global Frontier Fund	2,332,024	(14,643,034)	(25,228,540)	(37,539,550)
UBS Global Equity Fund	3,425,580	(320,130,006)	(1,383,392)	(318,087,818)
UBS International Equity Fund	3,546,677	(34,821,949)	9,683,182	(21,592,090)
UBS U.S. Equity Alpha Fund	—	(52,383,284)	(1,586,828)	(53,970,112)
UBS U.S. Large Cap Equity Fund	5,959,087	(231,144,506)	(24,958,670)	(250,144,089)
UBS U.S. Large Cap Growth Fund	279,106	(21,919,926)	(1,272,858)	(22,913,678)
UBS U.S. Large Cap Value Equity Fund	1,136,066	(21,098,580)	(12,865,748)	(32,828,262)
UBS U.S. Mid Cap Growth Equity Fund	—	(1,540,462)	(320,439)	(1,860,901)
UBS U.S. Small Cap Growth Fund	—	(86,380,015)	(5,433,031)	(91,813,046)
UBS Absolute Return Bond Fund	—	(122,613,539)	(7,719,415)	(130,332,954)
UBS Global Bond Fund	466,209	(17,084,863)	(777,650)	(17,396,304)
UBS High Yield Fund	280,273	(134,232,596)	(3,622,658)	(137,574,981)
UBS U.S. Bond Fund	1,218,171	(37,961,518)	(4,148,513)	(40,891,860)

The UBS Funds—Notes to financial statements

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2009 were as follows:

Fund	Accumulated undistributed net investment income	Accumulated net realized gain (loss)	Beneficial interest
UBS Dynamic Alpha Fund	$(44,145,475)	$(135,968,676)	$180,114,151
UBS Global Allocation Fund	39,393,690	19,088,167	(58,481,857)
UBS Global Frontier Fund	(3,199,021)	30,480,462	(27,281,441)
UBS Global Equity Fund	553,712	392,372,412	(392,926,124)
UBS International Equity Fund	701,650	(3,971,165)	3,269,515
UBS U.S. Equity Alpha Fund	11,168	(21,867)	10,699
UBS U.S. Large Cap Equity Fund	(939,285)	(3,249,547)	4,188,832
UBS U.S. Large Cap Growth Fund	250	50,306	(50,556)
UBS U.S. Large Cap Value Equity Fund	(60,258)	(915,477)	975,735
UBS U.S. Mid Cap Growth Equity Fund	30,471	9	(30,480)
UBS U.S. Small Cap Growth Fund	1,003,739	107,992	(1,111,731)
UBS Absolute Return Bond Fund	8,766,882	(11,963,391)	3,196,509
UBS Global Bond Fund	(731,762)	(1,871,746)	2,603,508
UBS High Yield Fund	913,917	22,291,797	(23,205,714)
UBS U.S. Bond Fund	4,038,599	(17,511,102)	13,472,503

At June 30, 2009, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2010		June 30, 2011		June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017
UBS Dynamic Alpha Fund	$—		$—		$—	$—	$—	$—	$—	$145,211,340
UBS Global Allocation Fund	—		—		—	—	—	—	—	288,404,627
UBS Global Frontier Fund	—		—		—	—	—	—	—	12,841,328
UBS Global Equity Fund	253,636,661	(1)	4,283,846	(1)	—	—	—	—	—	14,741,673
UBS International Equity Fund	—		—		—	—	—	—	—	5,638,290
UBS U.S. Equity Alpha Fund	—		—		—	—	—	—	—	15,530,495
UBS U.S. Large Cap Equity Fund	—		—		—	—	—	—	—	52,072,835
UBS U.S. Large Cap Growth Fund	—		—		—	—	—	—	—	7,406,926
UBS U.S. Large Cap Value Equity Fund	273,335	(2)	—		—	—	—	—	—	2,034,727
UBS U.S. Mid Cap Growth Equity Fund	—		—		—	—	—	—	—	197,496

The UBS Funds—Notes to financial statements

	Expiration dates
Fund	June 30, 2010	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017
UBS U.S. Small Cap Growth Fund	$—	$—	$—	$—	$—	$—	$—	$10,194,467
UBS Absolute Return Bond Fund	—	—	—	—	—	564,587	8,900,102	70,926,250
UBS Global Bond Fund	—	—	—	—	—	359,497	577,591	3,369,482
UBS High Yield Fund	6,612,767	37,425,637	15,791,570	11,067,780	22,213,870	5,885,761	1,000,707	4,782,241
UBS U.S. Bond Fund	—	—	—	—	353,828	1,283,441	—	3,069,977

(1)  Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

(2)  Due to merger with UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in subsequent years may be limited.

The UBS Global Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS Global Bond Fund and UBS High Yield Fund had capital loss carryforwards in the amount of $389,124,210, $11,775, $269,385, and $23,205,714, respectively, that expired as of June 30, 2009.

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2009, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Dynamic Alpha Fund	$205,503,730	$—
UBS Global Allocation Fund	854,732,134	—
UBS Global Frontier Fund	1,706,108	—
UBS Global Equity Fund	47,467,826	—
UBS International Equity Fund	29,183,659	—
UBS U.S. Equity Alpha Fund	36,852,789	—
UBS U.S. Large Cap Equity Fund	179,071,671	—
UBS U.S. Large Cap Growth Fund	14,513,000	—
UBS U.S. Large Cap Value Equity Fund	18,790,518	—
UBS U.S. Mid Cap Growth Equity Fund	1,342,966	—
UBS U.S. Small Cap Growth Fund	76,185,548	—
UBS Absolute Return Bond Fund	34,939,027	6,795,241
UBS Global Bond Fund	12,393,941	—
UBS High Yield Fund	29,452,263	—
UBS U.S. Bond Fund	33,248,628	—

As of and during the year ended June 30, 2009, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8.  Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the

The UBS Funds—Notes to financial statements

request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.50%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the year ended June 30, 2009, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Global Allocation Fund	$27,989,143	7	$3,646	0.67%
UBS U.S. Equity Alpha Fund	16,111,000	5	2,184	0.75
UBS High Yield Fund	2,384,444	9	599	1.03

There were no borrowings from the Committed Credit Facility outstanding as of June 30, 2009.

9.  Capital contributions from advisor

During the year ended June 30, 2009, the Advisor reimbursed the UBS Dynamic Alpha Fund in the amounts shown based upon the Fund's shares outstanding at June 30, 2009, for adjusted shareholder activity resulting from incorrect valuations of certain securities.

Fund	Amount	Amount per share
UBS Dynamic Alpha—Class A	$307,224	$0.0042
UBS Dynamic Alpha—Class B	5,033	0.0039
UBS Dynamic Alpha—Class C	98,336	0.0039
UBS Dynamic Alpha—Class Y	57,869	0.0041

10.  Shares of beneficial interest

For the year ended June 30, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	12,201,854	$84,315,501	76,017	$485,824
Shares repurchased	(94,925,141)	(668,841,884)	(752,172)	(4,950,099)
Shares converted from Class B to Class A	197,940	1,247,757	(205,303)	(1,247,757)
Dividends reinvested	36,546,773	181,271,963	635,398	3,018,142
Redemption fees	—	111,984	—	—
Net decrease	(45,978,574)	$(401,894,679)	(246,060)	$(2,693,890)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	994,111	$7,576,868	3,987,680	$21,928,281
Shares repurchased	(20,995,238)	(138,300,018)	(28,525,753)	(219,537,355)
Dividends reinvested	12,513,912	59,441,082	6,277,481	31,638,504
Redemption fees	—	17,451	—	3,054
Net decrease	(7,487,215)	$(71,264,617)	(18,260,592)	$(165,967,516)

The UBS Funds—Notes to financial statements

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	17,002,992	$148,901,594	87,388	$716,139
Shares repurchased	(110,986,962)	(978,286,940)	(2,786,597)	(23,135,806)
Shares converted from Class B to Class A	1,418,218	10,924,954	(1,448,815)	(10,924,954)
Dividends reinvested	23,913,497	171,938,048	1,048,345	7,401,313
Redemption fees	—	187,063	—	171
Net decrease	(68,652,255)	$(646,335,281)	(3,099,679)	$(25,943,137)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	3,081,072	$27,040,672	5,402,385	$45,262,688
Shares repurchased	(36,745,661)	(313,102,739)	(21,956,098)	(186,460,481)
Dividends reinvested	10,868,562	76,297,308	6,122,479	44,816,545
Redemption fees	—	22,152	—	18,990
Net decrease	(22,796,027)	$(209,742,607)	(10,431,234)	$(96,362,258)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,784,149	$31,913,221	1,432,561	$7,334,674	1,690	$8,554
Shares repurchased	(6,453,656)	(35,257,994)	(1,492,704)	(7,852,515)	(541,463)	(4,112,467)
Dividends reinvested	230,913	1,122,239	40,268	196,107	—	—
Redemption fees	—	35,053	—	4,334	—	—
Net decrease	(438,594)	$(2,187,481)	(19,875)	$(317,400)	(539,773)	$(4,103,913)

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	852,952	$7,176,020	5,010	$41,269
Shares repurchased	(2,559,943)	(24,075,777)	(57,451)	(515,592)
Shares converted from Class B to Class A	110,222	922,712	(113,105)	(922,712)
Dividends reinvested	548,867	4,429,358	11,050	87,185
Redemption fees	—	3,930	—	—
Net decrease	(1,047,902)	$(11,543,757)	(154,496)	$(1,309,850)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	229,971	$1,849,122	2,869,225	$27,971,934
Shares repurchased	(674,246)	(6,004,469)	(8,630,574)	(79,393,295)
Dividends reinvested	158,286	1,237,794	768,971	6,351,704
Redemption fees	—	1,982	—	41,504
Net decrease	(285,989)	$(2,915,571)	(4,992,378)	$(45,028,153)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	182,517	$1,120,748	22,033	$117,402
Shares repurchased	(875,793)	(5,639,548)	(3,460)	(25,759)
Shares converted from Class B to Class A	18,906	161,817	(19,254)	(161,817)
Dividends reinvested	171,858	955,529	1,229	6,884
Redemption fees	—	606	—	—
Net increase (decrease)	(502,512)	$(3,400,848)	548	$(63,290)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	8,812	$50,443	6,334,237	$44,887,920
Shares repurchased	(84,555)	(525,044)	(10,561,037)	(68,262,711)
Dividends reinvested	18,700	102,292	1,579,415	8,813,133
Redemption fees	—	4	—	20,423
Net decrease	(57,043)	$(372,305)	(2,647,385)	$(14,541,235)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	997,552	$6,508,277	114,962	$760,851	19,085,492	$110,555,951
Shares repurchased	(6,433,661)	(42,106,053)	(1,296,571)	(8,358,332)	(4,939,401)	(29,638,728)
Dividends reinvested	97,832	555,684	—	—	19,542	110,609
Redemption fees	—	6,602	—	1,026	—	5,966
Net increase (decrease)	(5,338,277)	$(35,035,490)	(1,181,609)	$(7,596,455)	14,165,633	$81,033,798

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	713,097	$8,435,012	3,482	$34,838
Shares repurchased	(3,332,952)	(40,109,741)	(19,766)	(212,004)
Shares converted from Class B to Class A	485	5,267	(499)	(5,267)
Dividends reinvested	172,359	1,814,939	1,386	14,218
Redemption fees	—	15,350	—	—
Net decrease	(2,447,011)	$(29,839,173)	(15,397)	$(168,215)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	184,062	$2,012,349	6,748,339	$83,323,984
Shares repurchased	(171,020)	(1,973,843)	(27,821,873)	(327,496,314)
Dividends reinvested	16,747	171,657	1,485,458	15,805,273
Redemption fees	—	2,386	—	41,042
Net increase (decrease)	29,789	$212,549	(19,588,076)	$(228,326,015)

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	3,042,724	$25,570,504	46,217	$306,125
Shares repurchased	(1,394,928)	(10,783,691)	(49,237)	(358,469)
Shares converted from Class B to Class A	38,552	321,670	(40,705)	(321,670)
Redemption fees	—	1,668	—	—
Net increase (decrease)	1,686,348	$15,110,151	(43,725)	$(374,014)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	539,216	$3,773,950	3,012,731	$30,246,611
Shares repurchased	(267,981)	(1,967,347)	(3,404,834)	(28,464,620)
Redemption fees	—	121	—	20,098
Net increase (decrease)	271,235	$1,806,724	(392,103)	$1,802,089

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	122,284	$656,872	27,467	$144,398
Shares repurchased	(2,116,892)	(11,676,380)	(22,528)	(123,028)
Shares converted from Class B to Class A	22,849	114,853	(23,142)	(114,853)
Dividends reinvested	1,485,743	7,027,563	12,396	58,013
Redemption fees	—	488	—	—
Net decrease	(486,016)	$(3,876,604)	(5,807)	$(35,470)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	68,492	$369,004	127,685	$693,987
Shares repurchased	(324,670)	(1,843,188)	(439,237)	(3,362,070)
Dividends reinvested	194,454	902,267	75,820	360,146
Redemption fees	—	357	—	309
Net decrease	(61,724)	$(571,560)	(235,732)	$(2,307,628)

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	42,285	$296,951	4,958	$31,661	—	$—
Shares repurchased	(25,448)	(150,823)	(2,244)	(16,066)	—	—
Dividends reinvested	1,692	9,595	379	2,082	11,369	65,032
Redemption fees	—	—	—	3	—	—
Net increase	18,529	$155,723	3,093	$17,680	11,369	$65,032

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,273,917	$11,039,066	397	$3,031
Shares repurchased	(3,457,962)	(30,202,550)	(12,734)	(115,065)
Shares converted from Class B to Class A	17,091	164,512	(18,117)	(164,512)
Dividends reinvested	348	2,683	3	18
Redemption fees	—	1,668	—	—
Net decrease	(2,166,606)	$(18,994,621)	(30,451)	$(276,528)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	6,053	$54,930	4,467,592	$39,474,929
Shares repurchased	(178,854)	(1,419,267)	(9,154,022)	(88,031,041)
Dividends reinvested	24	175	985	7,853
Redemption fees	—	121	—	20,098
Net decrease	(172,777)	$(1,364,041)	(4,685,445)	$(48,528,161)

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	309,296	$2,220,375	74,056	$492,799	51,760	$407,073
Shares repurchased	(4,378,056)	(30,803,963)	(630,509)	(4,346,811)	(5,584,328)	(43,263,097)
Dividends reinvested	380,701	2,418,045	90,266	570,595	2,162,996	13,660,426
Redemption fees	—	5,996	—	757	—	—
Net decrease	(3,688,059)	$(26,159,547)	(466,187)	$(3,282,660)	(3,369,572)	$(29,195,598)

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	325,664	$2,540,092	6,575	$47,353
Shares repurchased	(725,643)	(5,631,648)	(19)	(152)
Shares converted from Class B to Class A	5,516	38,722	(5,501)	(38,722)
Dividends reinvested	186,593	1,382,005	1,855	13,735
Redemption fees	—	1,120	—	—
Net increase (decrease)	(207,870)	$(1,669,709)	2,910	$22,214
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	80,927	$595,188	3,509,825	$32,882,395
Shares repurchased	(37,844)	(284,178)	(6,358,293)	(56,097,953)
Dividends reinvested	30,791	226,245	723,055	6,087,911
Redemption fees	—	802	—	1,413
Net increase (decrease)	73,874	$538,057	(2,125,413)	$(17,126,234)

The UBS Funds—Notes to financial statements

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,194,797	$10,022,988	5,435	$29,443
Shares repurchased	(1,544,956)	(7,599,585)	(53,700)	(275,447)
Shares converted from Class B to Class A	26,706	144,250	(26,700)	(144,250)
Dividends reinvested	497,651	2,403,684	10,563	51,628
Redemption fees	—	22,521	—	—
Net increase (decrease)	1,174,198	$4,993,858	(64,402)	$(338,626)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	227,849	$1,076,360	3,580,691	$18,042,933
Shares repurchased	(298,810)	(1,568,007)	(9,159,332)	(47,124,194)
Dividends reinvested	76,090	369,310	1,419,479	6,985,446
Redemption fees	—	325	—	3,183
Net increase (decrease)	5,129	$(122,012)	(4,159,162)	$(22,092,632)

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	744,830	$6,095,354	5,526	$46,040
Shares repurchased	(729,755)	(6,035,185)	(5,977)	(51,628)
Shares converted from Class B to Class A	14,728	127,368	(14,723)	(127,368)
Dividends reinvested	65,661	530,962	1,141	9,212
Redemption fees	—	10,551	—	—
Net increase (decrease)	95,464	$729,050	(14,033)	$(123,744)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	244,703	$1,973,748	4,612,977	$39,218,469
Shares repurchased	(62,167)	(512,531)	(9,794,703)	(82,185,951)
Dividends reinvested	10,733	86,350	711,369	5,762,002
Redemption fees	—	1,524	—	5,033
Net increase (decrease)	193,269	$1,549,091	(4,470,357)	$(37,200,447)

The UBS Funds—Notes to financial statements

For the year ended June 30, 2008, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	24,161,958	$267,205,629	38,401	$456,522
Shares repurchased	(109,299,060)	(1,185,012,180)	(623,780)	(6,650,664)
Shares converted from Class B to Class A	339,416	3,625,461	(345,868)	(3,625,461)
Dividends reinvested	13,911,884	141,483,863	180,468	1,802,874
Redemption fees	—	165,837	—	—
Net decrease	(70,885,802)	$(772,531,390)	(750,779)	$(8,016,729)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	2,526,902	$27,853,471	8,943,613	$98,293,424
Shares repurchased	(25,011,425)	(267,178,400)	(22,204,408)	(239,862,007)
Dividends reinvested	3,760,721	37,569,603	3,749,020	38,314,985
Redemption fees	—	17,220	—	16,469
Net decrease	(18,723,802)	$(201,738,106)	(9,511,775)	$(103,237,129)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	40,838,149	$579,293,210	203,987	$2,885,138
Shares repurchased	(76,054,818)	(1,040,812,664)	(1,808,870)	(24,411,073)
Shares converted from Class B to Class A	1,190,620	16,816,203	(1,212,122)	(16,816,203)
Dividends reinvested	15,462,012	210,592,602	553,785	7,426,257
Redemption fees	—	208,152	—	—
Net decrease	(18,564,037)	$(233,902,497)	(2,263,220)	$(30,915,881)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	9,408,513	$131,666,266	5,696,060	$80,443,151
Shares repurchased	(23,106,589)	(309,482,159)	(14,663,472)	(203,582,976)
Dividends reinvested	5,839,756	77,960,745	3,163,482	43,719,323
Redemption fees	—	44,649	—	24,221
Net decrease	(7,858,320)	$(99,810,499)	(5,803,930)	$(79,396,281)

The UBS Funds—Notes to financial statements

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,890,167	$128,991,286	3,027,484	$30,340,047	939,783	$9,493,109
Shares repurchased	(3,891,735)	(37,643,043)	(420,074)	(4,020,302)	(106,957)	(1,000,055)
Dividends reinvested	94,723	933,021	19,443	191,512	10,418	102,718
Redemption fees	—	24,495	—	5,116	—	—
Net increase	9,093,155	$92,305,759	2,626,853	$26,516,373	843,244	$8,595,772

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	242,921	$3,667,600	1,873	$27,700
Shares repurchased	(2,514,530)	(37,048,146)	(117,852)	(1,700,650)
Shares converted from Class B to Class A	84,053	1,280,029	(85,788)	(1,280,029)
Redemption fees	—	8,588	—	39
Net decrease	(2,187,556)	$(32,091,929)	(201,767)	$(2,952,940)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	34,712	$502,336	3,967,984	$58,665,279
Shares repurchased	(770,528)	(11,017,100)	(3,509,568)	(52,396,796)
Redemption fees	—	844	—	3,312
Net increase (decrease)	(735,816)	$(10,513,920)	458,416	$6,271,795

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	200,293	$2,431,742	—	$—
Shares repurchased	(769,803)	(8,704,746)	(9,762)	(114,083)
Shares converted from Class B to Class A	4,631	53,045	(4,699)	(53,045)
Dividends reinvested	226,975	2,537,578	4,201	46,320
Redemption fees	—	1,058	—	—
Net decrease	(337,904)	$(3,681,323)	(10,260)	$(120,808)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	64,623	$761,961	4,763,633	$55,571,874
Shares repurchased	(91,362)	(1,019,531)	(6,652,017)	(76,946,500)
Dividends reinvested	25,054	273,336	1,606,122	18,084,929
Redemption fees	—	1,355	—	4,275
Net increase (decrease)	(1,685)	$17,121	(282,262)	$(3,285,422)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,844,411	$19,752,251	322,009	$3,570,026	533,230	$5,051,504
Shares repurchased	(8,482,873)	(83,732,398)	(1,646,360)	(16,428,935)	—	—
Dividends reinvested	998,856	10,118,407	219,133	2,206,676	32,886	332,478
Redemption fees	—	44,087	—	11,957	—	245
Net increase (decrease)	(5,639,606)	$(53,817,653)	(1,105,218)	$(10,640,276)	566,116	$5,384,227

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,740,718	$33,772,562	10,949	$212,175
Shares repurchased	(4,152,915)	(76,537,991)	(9,138)	(159,900)
Shares converted from Class B to Class A	6,829	135,973	(6,918)	(135,973)
Dividends reinvested	387,691	7,284,708	2,170	39,854
Redemption fees	—	12,577	—	—
Net decrease	(2,017,677)	$(35,332,171)	(2,937)	$(43,844)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	54,329	$1,044,267	14,178,975	$266,217,187
Shares repurchased	(193,763)	(3,554,430)	(16,762,669)	(317,691,920)
Dividends reinvested	20,480	376,420	2,073,716	39,400,603
Redemption fees	—	501	—	45,257
Net decrease	(118,954)	$(2,133,242)	(509,978)	$(12,028,873)

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	713,802	$8,049,829	117,641	$1,282,756
Shares repurchased	(373,264)	(4,191,090)	(5,273)	(53,526)
Shares converted from Class B to Class A	13,732	153,293	(14,271)	(153,293)
Dividends reinvested	6,091	69,505	865	9,443
Redemption fees	—	2,478	—	—
Net increase	360,361	$4,084,015	98,962	$1,085,380
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	219,338	$2,384,536	3,578,888	$41,642,224
Shares repurchased	(35,903)	(374,795)	(2,688,319)	(31,029,588)
Dividends reinvested	1,379	15,058	45,026	526,357
Redemption fees	—	309	—	1,916
Net increase	184,814	$2,025,108	935,595	$11,140,909

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	156,104	$1,603,723	5,136	$60,028
Shares repurchased	(1,480,093)	(14,775,673)	(14,598)	(149,871)
Shares converted from Class B to Class A	32,699	332,550	(33,032)	(332,550)
Dividends reinvested	958,410	9,326,784	6,768	65,500
Redemption fees	—	2,179	—	211
Net decrease	(332,880)	$(3,510,437)	(35,726)	$(356,682)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	35,317	$352,418	210,546	$2,034,080
Shares repurchased	(366,429)	(3,735,479)	(391,831)	(3,920,079)
Dividends reinvested	123,941	1,195,365	79,345	775,272
Redemption fees	—	—	—	6,137
Net decrease	(207,171)	$(2,187,696)	(101,940)	$(1,104,590)

The UBS Funds—Notes to financial statements

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,143	$423,583	11,617	$126,417	—	$19,693
Shares repurchased	(6,307)	(62,860)	(5,021)	(46,045)	—	—
Dividends reinvested	1,269	13,439	373	3,909	13,461	142,824
Redemption fees	—	36	—	12	—	403
Net increase	34,105	$374,198	6,969	$84,293	13,461	$162,920

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,229,022	$17,611,871	513	$7,023
Shares repurchased	(4,178,495)	(60,632,051)	(21,680)	(309,666)
Shares converted from Class B to Class A	47,635	697,738	(49,483)	(697,738)
Dividends reinvested	504,374	7,020,896	5,228	69,113
Redemption fees	—	4,759	—	—
Net decrease	(2,397,464)	$(35,296,787)	(65,422)	$(931,268)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	28,787	$436,024	5,772,941	$85,215,925
Shares repurchased	(102,320)	(1,393,821)	(5,732,879)	(82,211,903)
Dividends reinvested	36,826	486,105	1,304,088	18,713,661
Redemption fees	—	1,313	—	17,134
Net increase (decrease)	(36,707)	$(470,379)	1,344,150	$21,734,817

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,772,809	$26,199,680	193,628	$1,841,008	3,902,258	$35,888,251
Shares repurchased	(22,506,529)	(205,397,957)	(2,746,416)	(25,054,839)	(7,026,311)	(63,330,622)
Dividends reinvested	634,181	5,678,177	90,421	800,419	1,360,816	11,794,125
Redemption fees	—	36,357	—	5,960	—	—
Net decrease	(19,099,539)	$(173,483,743)	(2,462,367)	$(22,407,452)	(1,763,237)	$(15,648,246)

The UBS Funds—Notes to financial statements

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	207,250	$1,967,583	2,130	$19,520
Shares repurchased	(442,685)	(4,189,668)	(10,885)	(104,535)
Shares converted from Class B to Class A	156	1,500	(155)	(1,500)
Dividends reinvested	58,863	555,692	356	3,369
Redemption fees	—	437	—	—
Net decrease	(176,416)	$(1,664,456)	(8,554)	$(83,146)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	59,985	$572,114	8,703,036	$92,836,618
Shares repurchased	(36,686)	(350,725)	(14,246,157)	(150,805,672)
Dividends reinvested	5,515	51,746	395,640	4,164,789
Redemption fees	—	5	—	11,938
Net increase (decrease)	28,814	$273,140	(5,147,481)	$(53,792,327)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	851,598	$5,406,616	15,807	$106,649
Shares repurchased	(1,135,109)	(7,456,843)	(62,383)	(410,357)
Shares converted from Class B to Class A	69,168	450,894	(69,168)	(450,894)
Dividends reinvested	263,243	1,703,123	10,156	65,931
Redemption fees	—	41	—	—
Net increase (decrease)	48,900	$103,831	(105,588)	$(688,671)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	48,409	$323,922	12,186,749	$80,088,513
Shares repurchased	(373,978)	(2,449,841)	(3,946,471)	(25,570,028)
Dividends reinvested	54,519	353,103	877,915	5,678,236
Redemption fees	—	972	—	—
Net increase (decrease)	(271,050)	$(1,771,844)	9,118,193	$60,196,721

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	736,058	$7,584,383	6,753	$70,154
Shares repurchased	(2,602,152)	(26,434,225)	(11,725)	(120,074)
Shares converted from Class B to Class A	11,003	110,995	(10,996)	(110,995)
Dividends reinvested	71,267	716,601	1,164	11,721
Redemption fees	—	20,769	—	463
Net decrease	(1,783,824)	$(18,001,477)	(14,804)	$(148,731)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	28,785	$287,426	7,629,722	$77,721,893
Shares repurchased	(57,004)	(569,011)	(12,850,206)	(128,257,243)
Dividends reinvested	4,806	48,133	849,513	8,544,526
Redemption fees	—	318	—	15,764
Net decrease	(23,413)	$(233,134)	(4,370,971)	$(41,975,060)

11.  Subsequent events

Events after the date of the Statements of assets and liabilities are evaluated through the issuance of the financial statements. For the Funds, there were no material subsequent events that occurred between the date of the Statements of assets and liabilities through the issuance of the financial statements that required disclosure in the financial statements other than the restatement as discussed in Note 12 and the following:

At the special meeting of shareholders held on June 26, 2009, the UBS U.S. Large Cap Growth Fund's shareholders voted on an Agreement and Plan of Reorganization between The UBS Funds, on behalf of the UBS U.S. Large Cap Growth Fund, and the Laudus Trust, on behalf of the Laudus Growth Investors U.S. Large Cap Growth Fund (the "Laudus Fund"), that provides for: (i) the acquisition of all the assets, subject to the liabilities, of the UBS U.S. Large Cap Growth Fund in exchange for shares of the Laudus Fund; (ii) the pro rata distribution of shares of the Laudus Fund to the shareholders of the UBS U.S. Large Cap Growth Fund; and (iii) the liquidation and dissolution of the UBS U.S. Large Cap Growth Fund.

	FOR	AGAINST	ABSTAIN
Approval of the Agreement and Plan of Reorganization	6,175,077.135	59,280.096	64,778.94

Effective July 13, 2009, pursuant to an Agreement and Plan of Reorganization approved by shareholders of the UBS U.S. Large Cap Growth Fund, the assets and liabilities of the UBS U.S. Large Cap Growth Fund were acquired by the Laudus Fund in exchange for shares of the Laudus Fund. Shareholders of the UBS U.S. Large Cap Growth Fund then received shares of the Laudus Fund equal in value to their investment in the UBS U.S. Large Cap Growth Fund. Shareholders of the UBS U.S. Large Cap Growth Fund became shareholders of the Laudus Fund and are no longer shareholders of the UBS U.S. Large Cap Growth Fund. The UBS U.S. Large Cap Growth Fund is no longer open for investment.

The UBS Funds—Notes to financial statements

Effective July 1, 2009, the Trust and the Advisor have renewed the written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and to reimburse expenses (the "Expense Limitation Agreement") for each Fund so that a Fund's total operating expenses do not exceed a certain rate (the "Expense Limitation Amount") for the fiscal year ending June 30, 2010. The Expense Limitation Amount for each Fund (except UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Bond Fund) for the fiscal year ending June 30, 2010 has been renewed at the same Expense Limitation Amount as the fiscal year ended June 30, 2009. The Expense Limitation Amount for each of the UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Bond Fund has been renewed at a different rate as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap
UBS Global Allocation Fund	1.35%	2.10%	2.10%	1.10%
UBS Global Equity Fund	1.50	2.25	2.25	1.25
UBS U.S. Large Cap Equity Fund	1.20	1.95	1.95	0.95
UBS U.S. Large Cap Value Equity Fund	1.20	1.95	1.95	0.95
UBS U.S. Small Cap Growth Fund	1.40	2.15	2.15	1.15
UBS U.S. Bond Fund	0.64	1.39	1.14	0.39

12.  Restatement

Subsequent to the issuance of the June 30, 2009 financial statements, the Fund determined that the ratio of expenses to average net assets for UBS Dynamic Alpha Fund as reported in the Financial highlights for the year ended June 30, 2009 did not reflect interest and dividend expense for securities sold short.

The correction of the above item resulted in the restatement of the ratio of expenses to average net assets in the Financial highlights as shown below:

Financial Highlights

	Class A
	As previously reported:	As restated:
Ratio of expenses to average net assets	1.30%	1.54%
	Class B
Ratio of expenses to average net assets	As previously reported:	As restated:
Before expense reimbursement/recoupment	2.13%	2.39%
After expense reimbursement/recoupment	2.10%	2.36%
	Class C
	As previously reported:	As restated:
Ratio of expenses to average net assets	2.07%	2.32%
	Class Y
Ratio of expenses to average net assets	As previously reported:	As restated:
Before expense reimbursement/recoupment	1.00%	1.22%
After expense reimbursement/recoupment	1.00%	1.22%

The UBS Funds—Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities of The UBS Funds (comprising, respectively, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund) (collectively the "Funds"), including the portfolios of investments, as of June 30, 2009, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and others or by other appropriate audit procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 12, the financial highlights for UBS Dynamic Alpha Fund for the year ended June 30, 2009 have been restated.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The UBS Funds at June 30, 2009, and the results of their operations, changes in their net assets and financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 27, 2009
(except for Note 12 as to which the date is June 11, 2010)

The UBS Funds—General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds—Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 1 and 2, 2009 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 21, 2009, June 1, 2009 and June 2, 2009, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the

The UBS Funds—Board approval of investment advisory agreements (unaudited)

non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance. In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed a memorandum provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS U.S. Large Cap Growth Fund had appeared in one of the top two performance quintiles for most applicable performance periods, and that the UBS Dynamic Alpha Fund, UBS High Yield Fund, UBS Mid Cap Growth Equity Fund and UBS International Equity Fund had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS U.S. Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year and three-year periods.

In explaining the performance of the UBS Global Allocation Fund and UBS Global Frontier Fund, the Advisor discussed the investments that had a negative impact on each Fund's performance during the past year, noting in particular the impact of security selection and the turmoil in credit markets on each Fund. The Advisor also explained that it believes that the UBS Global Allocation Fund and UBS Global Frontier Fund are each well positioned for the upcoming market. The Board also noted that, as of the date of the Meeting, the year-to-date performance of each of the UBS Global Allocation Fund and UBS Global Frontier Fund was competitive with the performance of its respective peers.

The Advisor then discussed the factors that had a negative effect on the performance of the UBS Global Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Large Cap Equity Fund over the past year, noting that the Advisor's price-to-intrinsic value strategy utilized for each Fund was out of step with a market dynamic that over-emphasized short-term safety at the expense of long-term valuation opportunities. The Advisor provided its view that each Fund was well-positioned to take advantage of improving market conditions that are increasingly demonstrating a renewed focus on stock fundamentals. The Advisor stated that each Fund had already begun to benefit from the improving equity markets, noting that, as of the date of the Meeting, each Fund's year-to-date performance compared favorably with its respective peers. With respect to the UBS U.S. Large Cap Value Equity Fund and UBS U.S. Large Cap Equity Fund, it also was noted that while each Fund had underperformed during the last year, each Fund's long-term performance compared more favorably to its peers.

With respect to the performance of the UBS U.S. Small Cap Growth Fund, the Advisor also noted that stock selection was the primary reason for the Fund's underperformance compared to its peer universe. The Advisor described the extensive review of the Fund's investment process and portfolio management team structure undertaken by the Fund's investment management team. The Advisor noted that enhancements designed to improve idea generation and timeliness of investment decisions were put in place that it believes will help to address the recent performance issues of the Fund. It was also noted that while the UBS U.S. Small Cap

The UBS Funds—Board approval of investment advisory agreements (unaudited)

Growth Fund underperformed its peer group in the short-term, the Fund's 10-year performance relative to its Lipper peer universe was in the second quintile for performance.

In discussing the performance of the UBS Absolute Return Bond Fund and UBS U.S. Bond Fund, the Advisor explained that security selection, particularly within the securitized credit sector, has been the primary reason for each Fund's relative underperformance. The Advisor explained that each Fund's relative performance in the last year had continued to suffer from security selection decisions made prior to the beginning of the turmoil in the sub-prime mortgage and credit markets. The Advisor noted that as each Fund has been able to reduce its exposure to non-agency mortgage-backed debt securities, each Fund's performance has improved. The Advisor noted that during the first quarter of 2009, the UBS Absolute Return Bond Fund ranked in the 17th percentile of its Lipper peer group with respect to first quarter performance and that the UBS U.S. Bond Fund's performance improved its ranking to place in the 53rd percentile of its Lipper peer group with respect to first quarter performance. The Advisor also noted that it has continued the efforts begun in 2008 to enhance the fixed income investment process and the depth and experience of the fixed income investment professionals. The Advisor stated that it believes that the on-going enhancements in both the investment management team and the investment process will help to address the performance issues of the Funds.

With respect to the UBS Global Bond Fund, the Advisor explained that security selection, particularly within the securitized credit sector, has been the primary reason for the Fund's relative underperformance. The Advisor stated that the non-agency mortgage-backed securities purchased prior to the beginning of the turmoil in the sub-prime mortgage and credit markets had negatively affected the Fund's performance over the past year. The Advisor then discussed the enhancements made to the investment process that the Advisor believes will contribute positively to performance of the Fund in the future.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund Fees and Expenses. When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS U.S. Equity Alpha Fund and UBS U.S. Large Cap Equity Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except the UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund and UBS High Yield Fund, had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

The UBS Funds—Board approval of investment advisory agreements (unaudited)

The Board first considered that the management fee of the UBS U.S. Equity Alpha Fund was slightly higher than the median of its Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board also considered that the UBS U.S. Equity Alpha Fund's total expenses were only 1/10th of a basis point higher than the total expenses of the Fund's Lipper expense group. The Board, therefore, concluded that the UBS U.S. Equity Alpha Fund's management fee and total expenses were not appreciably higher than the Lipper expense group medians.

The Board next discussed the management fee and total expenses of the UBS U.S. Large Cap Equity Fund. It was noted that the UBS U.S. Large Cap Equity Fund's management fee was higher than the median of the Fund's Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board also considered that the UBS U.S. Large Cap Equity Fund's total expenses also were higher than the total expenses of the Fund's Lipper expense group. The Advisor noted that it was proposing to lower the contractual expense cap rate for the UBS U.S. Large Cap Equity Fund for the Fund's next fiscal year, which should result in an actual management fee rate and total expenses that would be more comparable to the Fund's peers.

The Board next noted that while the UBS Global Frontier Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the UBS Global Frontier Fund's actual management fee and its actual total expenses were less than the median of its Lipper expense group.

In considering the fees and expenses of the UBS U.S. Mid Cap Growth Equity Fund, the Board considered that the Fund's contractual management fee was only slightly higher than the median of its Lipper expense group. In addition, the Board noted that the UBS U.S. Mid Cap Growth Equity Fund's actual management fee and actual total expenses compared more favorably to its Lipper peer expense group, ranking in the first quintile of its expense group for actual management fees and the third quintile of its expense group for total expenses.

The Board then considered the fees and expenses for the UBS U.S. Small Cap Growth Fund, noting that, while the Fund's contractual management fee was above the median of its Lipper expense group, the Fund's actual management fee and actual total expenses were in the first quintile of its Lipper expense group and compared very favorably to its peer funds.

The Board then discussed the fees and expenses of the UBS High Yield Fund, noting that the Fund's contractual management fee and total expenses were slightly higher than the Fund's Lipper expense group median. The Board considered, however, that the Fund's actual management fee compared favorably to the Fund's Lipper peer group median, placing in the second quintile of the Fund's Lipper expense group.

The Board also reviewed the management fee of the UBS Absolute Return Bond Fund and noted that the contractual management fee for the UBS Absolute Return Bond Fund was not significantly higher than the median of the Fund's expense group. The Board also considered that the UBS Absolute Return Bond Fund's actual management fee and actual total expenses were in the second and first quintiles, respectively, of the Fund's Lipper expense group.

With respect to the fees and expenses of the UBS Global Bond Fund, the Board noted that the Fund was above the median of its Lipper expense group with respect to contractual management fees. The Board, however, also noted that the Fund's actual management fee and actual total expenses were both lower than the median of its Lipper expense group peers, placing in the second quintile of its expense group in both categories.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with

The UBS Funds—Board approval of investment advisory agreements (unaudited)

the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability. The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to each Fund, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

Trustee & Officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Walter E. Auch; 88 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 1994	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee/Director of Advisors Series Trust (32 portfolios) and Consulting Group Capital Market Funds (11 portfolios). Mr. Auch is also a member of the Board of Sound Surgical Technologies.

Adela Cepeda; 51 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 54 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005) director of the Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago.

Trustee & Officer information (unaudited)

Name, address and date of birth	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex to be overseen by Nominee	Other directorships held by Nominee
John J. Murphy 268 Main Street P.O. Box 718 Gladstone, NJ 07934 Age 65	Trustee	2009	President, Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of three investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a Director of the Nicholas Applegate funds (13 funds); a Director of the Legg Mason Equity Funds (47 funds); Trustee, Consulting Group Capital Markets Funds (11 funds).

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age 56	Trustee	2009	Boris and Irene Stern Professor of Accounting, University of Chicago Booth School of Business (since 1980). Formerly, Marvin Bower Fellow, Harvard Business School (2001-2002). Ms. Smith is also a co-founding partner of Fundamental Investment Advisors, a hedge fund (September 2008).	Ms. Smith is a director or trustee of three investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Smith is a Director of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture)(since 2000) and a director and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply- chain management) (since 2000). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee (since 2000) and portfolio performance committee (since 2002) of the Dimensional Funds complex (89 Portfolios).

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Frank K. Reilly; 73 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 54 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 74 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 54 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 58 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (Since July 2008), President and CEO of First Chicago Bancorp. (Since November 2008) and CEO of First Chicago Bank of Trust (Since November 2008). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an Independent financial advisor (2001-2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 54 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Evanston Northwestern Healthcare.

Trustee & Officer information (unaudited)

Officers:

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM – Americas region"). Prior to joining UBS Global AM – Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President, Treasurer and Principal Accounting Officer	Since 2006	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM – Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 51	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM – Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM – Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. ("UBS Global AM – Americas") from July 2001 to July 2004. He has been secretary of UBS Global AM – Americas region since 2004, of UBS Global Asset Management Trust Company since 1993 and secretary of UBS Global AM – Americas region (since 2004). Mr. Kemper is secretary of UBS Global AM – Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM – Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM – Americas region (since 2005). Prior to joining UBS Global AM – Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since October 2007). Prior to joining UBS Global AM – Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM – Americas region. Prior to joining UBS Global AM – Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM – Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM – Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008) Prior to joining UBS Global AM – Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head – Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a board director and president of UBS AM Holdings (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management – Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp. – UBS Realty Inc. (2000-2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM – Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 51 West 52nd Street, New York, NY 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

The UBS Funds—Federal tax information (unaudited)

For the year ended June 30, 2009, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

	Dividends received deduction	15% Long-term capital gain	Foreign tax credit
UBS Dynamic Alpha Fund	—	$291,230,363	$—
UBS Global Allocation Fund	13.25%	153,119,425	—
UBS Global Equity	27.64	—	—
UBS International Equity Fund	—	7,009,513	224,982
UBS U.S. Equity Alpha Fund	88.78	—	—
UBS U.S. Large Cap Equity Fund	70.78	13,964,809	—
UBS U.S. Large Cap Value Equity Fund	100.00	8,771,545	—
UBS U.S. Mid Cap Growth Equity Fund	—	76,707	—

In addition, for the year ended June 30, 2009, gross income derived from sources within foreign countries amounted to $2,726,125 for UBS International Equity Fund.

For the year ended June 30, 2009, the percentage of income earned from direct US treasury obligations approximately amounted to the following:

Direct US treasury obligations
UBS Dynamic Alpha Fund	6.53%
UBS Global Allocation Fund	17.53
UBS Global Frontier Fund	32.24
UBS Absolute Return Bond Fund	5.21
UBS Global Bond Fund	10.31
UBS High Yield Fund	6.29
UBS U.S. Bond Fund	21.83

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Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended June 30, 2009 and June 30, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $681,000 and $641,800, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2009 and June 30, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $19,688 and $20,000, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2009 and June 30, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $81,750 and $56,957, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2009 and June 30, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)   To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust UBS Funds, as well as with the Trust’s UBS Funds, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)   To pre-approve all non-audit services to be provided to the Trust UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)   To pre-approve all non-audit services to be provided by the Trust’s UBS Funds independent auditors to the Trust’s UBS Funds investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust UBS Funds when, without such pre-approval by the Committee, the auditors would not be independent of the Trust UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)   To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)   To consider whether the non-audit services provided by the Trust’s UBS Funds independent auditor to the Trust’s UBS Funds investment advisor or any advisor affiliate that provides on-going services to the Trust UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)          (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended June 30, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was less than 0%.

(g)         For the fiscal years ended June 30, 2009 and June 30, 2008, the aggregate fees billed by E&Y of $2,278,338 and $1,794,215, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008
Covered Services	$101,438	$76,957
Non-Covered Services	$2,176,900	$1,717,258

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the UBS Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)         The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)          (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith.

(a)          (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)          (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)         Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 15, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer and Principal Accounting Officer

Date:	June 15, 2010